Exhibit 4.3

SALE AND SERVICING

AGREEMENT

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2015-1,

Issuer,

AFS SENSUB CORP.,

Seller,

AMERICREDIT FINANCIAL SERVICES, INC.,

Servicer,

and

THE BANK OF NEW YORK MELLON,

Trust Collateral Agent

Dated as of January 13, 2015

i

ii

SCHEDULES

Schedule A	Schedule of Receivables
Schedule B	Representations and Warranties of the Seller and the Servicer
Schedule C	Servicing Policies and Procedures

EXHIBITS

Exhibit A	Form of Servicer’s Certificate

iii

SALE AND SERVICING AGREEMENT, dated as of January 13, 2015, among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2015-1, a Delaware statutory trust (the “Issuer”), AFS SENSUB CORP., a Nevada corporation (the “Seller”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (the “Servicer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, in its capacity as Trust Collateral Agent.

WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts made by AmeriCredit Financial Services, Inc. or an Originating Affiliate or acquired by AmeriCredit Financial Services, Inc. or an Originating Affiliate through motor vehicle dealers;

WHEREAS the Seller has purchased such receivables from AmeriCredit Financial Services, Inc. and is willing to sell such receivables to the Issuer;

WHEREAS the Servicer is willing to service all such receivables;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Accelerated Principal Amount” for a Distribution Date will equal the lesser of

(x) the excess, if any, of the amount of Available Funds on such Distribution Date over the amounts payable on such Distribution Date pursuant to clauses (i) through (xix) of Section 5.7(a); and

(y) the excess, if any, on such Distribution Date of (i) the Pro Forma Note Balance for such Distribution Date over (ii) the Required Pro Forma Note Balance for such Distribution Date.

“Accountants’ Report” means the report of a firm of nationally recognized Independent Accountants described in Section 4.11.

“Accounting Date” means, with respect to any Collection Period the last day of such Collection Period.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance” means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“AmeriCredit” means AmeriCredit Financial Services, Inc.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service contracts, car club and warranty contracts, other items customarily financed as part of motor vehicle retail installment sale contracts or promissory notes, and related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Available Funds” means, with respect to any Distribution Date, the sum of (i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Trust Accounts during the related Collection Period, plus Investment Earnings with respect to the Trust Accounts for the related Collection Period, (iii) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture since the preceding Distribution Date by the Trust Collateral Agent for distribution pursuant to Section 5.6 and Section 5.8 of the Indenture, (iv) the proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 and (v) amounts, if any, released from the Reserve Account pursuant to Section 5.8(a)(iii)(B) hereof on such Distribution Date.

“Base Servicing Fee” means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to the product of (i) the Servicing Fee Rate times (ii) the aggregate Principal Balance of the Receivables as of the opening of business on the first day of such Collection Period (or, in the case of the first Distribution Date, January 14, 2015) times (iii) one-twelfth (or, in the case of the first Distribution Date, a fraction equal to the number of days from and including January 14, 2015 through and including January 31, 2015, over 360).

“Basic Documents” means this Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Indenture, the Lockbox Account Agreement, the Lockbox Processing Agreement, the Underwriting Agreement, the Purchase Agreement and other documents and certificates delivered in connection therewith.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Fort Worth, Texas or New York, New York or any other location of any successor Servicer, successor Owner Trustee or successor Trust Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

“Calculation Agent” shall have the meaning set forth in Section 5.10 hereof.

“Certificate” means the trust certificate evidencing the beneficial interest of the Certificateholder in the Trust.

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificateholder” means the Person in whose name the Certificate is registered.

“Class” means the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class E Notes, as the context requires.

“Class A Notes” means the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

“Class A Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (iii) of Section 5.7(a) on such Distribution Date.

“Class A-1 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2-A Notes” has the meaning assigned to such term in the Indenture.

“Class A-2-B Notes” has the meaning assigned to such term in the Indenture.

“Class A-3 Notes” has the meaning assigned to such term in the Indenture.

“Class B Notes” has the meaning assigned to such term in the Indenture.

“Class B Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes and of the Class B Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (vi) of Section 5.7(a) on such Distribution Date.

“Class C Notes” has the meaning assigned to such term in the Indenture.

“Class C Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes and of the Class C Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount and the Class B Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes or the Class B Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (ix) of Section 5.7(a) on such Distribution Date.

“Class D Notes” has the meaning assigned to such term in the Indenture.

“Class D Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes, of the Class C Notes and of the Class D Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount, the Class B Principal Parity Amount and the Class C Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes, the Class B Notes or the Class C Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (xii) of Section 5.7(a) on such Distribution Date.

“Class E Notes” has the meaning assigned to such term in the Indenture.

“Class E Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes, of the Class C Notes, of the Class D Notes and of the Class E Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount, the Class B Principal Parity Amount, the Class C Principal Parity Amount and the Class D Principal Parity Amount for such Distribution Date plus any payments made on the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes as a Matured Principal Shortfall on such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (xv) of Section 5.7(a) on such Distribution Date.

“Closing Date” means January 22, 2015.

“Collateral Insurance” shall have the meaning set forth in Section 4.4(a).

“Collected Funds” means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Collection Period” means, with respect to the first Distribution Date, the period beginning as of the close of business on January 13, 2015 and ending as of the close of business on January 31, 2015. With respect to each subsequent Distribution Date, “Collection Period” means the period beginning as of the close of business on the last day of the second preceding calendar month and ending as of the close of business on the last day of the immediately preceding calendar month. Any amount stated “as of the close of business” shall give effect to the following calculations as determined as of the end of the day on such day: (i) all applications of collections and (ii) all distributions.

“Collection Records” means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

“Commission” means the United States Securities and Exchange Commission.

“Computer Tape” means the computer tapes or other electronic media furnished by the Servicer to the Issuer and its assigns describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract or promissory note.

“Controlling Party” means the Trust Collateral Agent, for the benefit of the Noteholders.

“Corporate Trust Office” means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and (ii) with respect to the Trustee and the Trust Collateral Agent, (a) solely with respect to the transfer, surrender or exchange of the Notes, 2011 Bryan Street, 9th Floor, Dallas, Texas 75201, Attention: Transfer Unit – AmeriCredit 2015-1, and (b) for all other purposes, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is 101 Barclay Street, 4 West, New York, New York 10286, Attention: Corporate Trust Administration – AmeriCredit 2015-1.

“Cram Down Loss” means, with respect to a Receivable that has not become a Liquidated Receivable, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on a Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Principal

Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date of issuance of such order.

“Custodian” means AmeriCredit and any other Person named from time to time as custodian hereunder acting as agent for the Trust Collateral Agent, which Person must be acceptable to the Controlling Party (the Custodian as of the Closing Date is acceptable to the Controlling Party).

“Cutoff Date” means January 13, 2015.

“DBRS” means DBRS, Inc. or its successor.

“Dealer” means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to AmeriCredit or an Originating Affiliate under a Dealer Agreement or pursuant to a Dealer Assignment.

“Dealer Agreement” means any agreement between a Dealer and AmeriCredit or an Originating Affiliate relating to the acquisition of Receivables from a Dealer by AmeriCredit or an Originating Affiliate.

“Dealer Assignment” means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to AmeriCredit or an Originating Affiliate.

“Delivery” when used with respect to Trust Account Property means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by delivery thereof to the Trust Collateral Agent of such certificated security endorsed to, or registered in the name of, the Trust Collateral Agent or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trust Collateral Agent or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a “depository” pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent’s securities account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

(c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or (ii) having previously become the registered owner, acknowledges that it holds for the Trust Collateral Agent; and

(d) with respect to any item of Trust Account Property that is a financial asset under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such financial asset has been credited to a securities account of the Trust Collateral Agent.

“Determination Date” means, with respect to any Collection Period, the second Business Day prior to the related Distribution Date.

“Distribution Date” means, with respect to each Collection Period, the eighth day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing February 9, 2015. If AmeriCredit is no longer acting as Servicer, the distribution date may be a different day of the month.

“Electronic Ledger” means the electronic master record of the retail installment sales contracts or installment loans of the Servicer.

“Eligible Deposit Account” means a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as (i) the long-term unsecured debt of such depository institution shall have a credit rating from DBRS and Moody’s in one of its generic rating categories which signifies investment grade and (ii) such depository institutions’ deposits are insured by the FDIC.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1, to the extent rated by DBRS, from DBRS of R-1 (middle) and to the extent rated by Fitch, from Fitch of F1+;

(c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of A-1+, from Moody’s of Prime-1, to the extent rated by DBRS, from DBRS of R-1 (middle) and to the extent rated by Fitch, from Fitch of F1+;

(d) investments in money market funds (including funds for which the Trust Collateral Agent or the Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor’s of AAA-m or AAAm-G and from Moody’s of Aaa;

(e) bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

(g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

(h) cash denominated in United States dollars.

Any of the foregoing Eligible Investments may be purchased by or through the Trust Collateral Agent, the Trustee or any of their respective Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the January 8, 2016 Distribution Date, (ii) the Class A-2-A Notes, the April 9, 2018 Distribution Date, (iii) the Class A-2-B Notes, the April 9, 2018 Distribution Date, (iv) the Class A-3 Notes, the November 8, 2019 Distribution Date, (v) the Class B Notes, the March 9, 2020 Distribution Date, (vi) the Class C Notes, the January 8, 2021 Distribution Date, (vii) the Class D Notes, the February 8, 2021 Distribution Date and (viii) the Class E Notes, the June 8, 2022 Distribution Date.

“Financed Vehicle” means an automobile or light-duty truck van or minivan, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Fitch” means Fitch Ratings, Inc. or its successor.

“Force-Placed Insurance” has the meaning ascribed thereto in Section 4.4 hereof.

“General Motors Financial Company, Inc.” means General Motors Financial Company, Inc. (f/k/a AmeriCredit Corp.).

“Indenture” means the Indenture, dated as of January 13, 2015, between the Issuer and The Bank of New York Mellon, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

“Independent Accountants” shall have the meaning set forth in Section 4.11(a).

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Add-On Amount” means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 4.4.

“Insurance Policy” means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

“Interest Period” means, with respect to any Distribution Date, the period from and including the most recent Distribution Date on which interest has been paid (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date.

“Interest Rate” means, with respect to (i) the Class A-1 Notes, 0.30000% per annum (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period), (ii) the Class A-2-A Notes, 0.77% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (iii) the Class A-2-B Notes, LIBOR + 0.42% per annum (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period), (iv) the Class A-3 Notes, 1.26% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (v) the Class B Notes, 1.88% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (vi) the Class C Notes, 2.51% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (vii) the Class D Notes, 2.95% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) and (viii) the Class E Notes, 3.54% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Earnings” means, with respect to any date of determination and Trust Accounts, the investment earnings on amounts on deposit in such Trust Accounts on such date.

“Issuer” means AmeriCredit Automobile Receivables Trust 2015-1.

“Issuer Secured Parties” means the Trustee in respect of the Trustee Issuer Secured Obligations.

“Item 1122 Letter Agreement” means the Item 1122 Letter Agreement, dated as of January 13, 2015, between the Servicer and The Bank of New York Mellon, as the same may be amended and supplemented from time to time.

“LIBOR” has the meaning set forth in Section 5.10 hereof.

“LIBOR Determination Date” has the meaning set forth in Section 5.10 hereof.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification issued to a secured party. For Financed Vehicles registered in states which issue confirmation of the lienholder’s interest electronically, the “Lien Certificate” may consist of notification of an electronic recordation, by either a third party service provider or the relevant Registrar of Titles of the applicable state, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable state.

“Liquidated Receivable” means, with respect to any Collection Period, a Receivable for which, as of the last day of the Collection Period (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle; provided, however, that in no case shall 10% or more of a Scheduled Receivables Payment have become 210 or more days delinquent in the case of a repossessed Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Receivables Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle, or (iv) that is, without duplication, a Sold Receivable.

“Liquidation Proceeds” means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable and, with respect to a Sold Receivable, the related Sale Amount.

“Lockbox Account” means an account maintained on behalf of the Trust Collateral Agent by the Lockbox Bank pursuant to Section 4.2(d).

“Lockbox Account Agreement” means the Lockbox Account Agreement, dated as of January 13, 2015, by and among AmeriCredit, JPMorgan Chase Bank, N.A. and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time, unless the Trust Collateral Agent shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event “Lockbox Account Agreement” shall mean any replacement agreement therefor among the Servicer, the Trust Collateral Agent and the Lockbox Bank.

“Lockbox Agreements” means collectively, the Lockbox Account Agreement and the Lockbox Processing Agreement.

“Lockbox Bank” means a depository institution named by the Servicer and acceptable to the Controlling Party.

“Lockbox Processing Agreement” means the Lockbox Processing Agreement, dated as of January 13, 2015, by and among the Lockbox Processor, the Servicer and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time.

“Lockbox Processor” means Regulus Group II LLC, or its successors or assigns.

“London Business Day” shall have the meaning set forth in Section 5.10 hereof.

“Majority Noteholders” means the Holders of the Notes representing a majority of the principal balance of the most senior Class of Notes then outstanding.

“Matured Principal Shortfall” means, with respect to any Distribution Date and for any Class of Notes which would have a remaining principal balance greater than zero on such Distribution Date, after taking into account the payment of all other principal amounts to such Class on such Distribution Date and as to which such Distribution Date is either the Final Scheduled Distribution Date for such Class, or a Distribution Date subsequent to such Final Scheduled Distribution Date, the remaining principal balance of such Class on such Distribution Date after taking into account the payment of all other principal amounts to such Class on such Distribution Date.

“Minimum Sale Price” means (i) with respect to a Receivable (x) that has become 60 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the greater of (A) 55% multiplied by the Principal Balance of such Receivable and (B) the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to this Agreement or otherwise, multiplied by the Principal Balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction and the Net Liquidation Proceeds for which have been deposited in the Collection Account, or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer despite the Servicer’s diligent efforts, consistent with its servicing obligations, to repossess the Financed Vehicle, $1.

“Monthly Records” means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; and past due late charges.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Net Liquidation Proceeds” means, with respect to a Liquidated Receivable, Liquidation Proceeds net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Note Pool Factor” for each Class of Notes as of the close of business on any date of determination means a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes divided by the original outstanding principal amount of such Class of Notes.

“Noteholders’ Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Principal Distributable Amount and the Noteholders’ Interest Distributable Amount.

“Noteholders’ Interest Carryover Amount” means, with respect to any Class of Notes and any date of determination, all or any portion of the Noteholders’ Interest Distributable Amount for such Class of Notes for the immediately preceding Distribution Date which remains unpaid as of such date of determination, plus interest on such unpaid amount, to the extent permitted by law, at the respective Interest Rate borne by the applicable Class of Notes from such immediately preceding Distribution Date to but excluding such date of determination.

“Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date and Class of Notes, the sum of the Noteholders’ Monthly Interest Distributable Amount for such Distribution Date and each Class of Notes and the Noteholders’ Interest Carryover Amount, if any for such Distribution Date and each such Class. Interest on the Class A-1 Notes and the Class A-2-B Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period; interest on all other Classes of Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. With respect to the first Interest Period, the Interest Period shall be 18 days for the Class A-1 Notes and the Class A-2-B Notes and 17 days for the Class A-2-A Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.

“Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and any Class of Notes, interest accrued at the respective Interest Rate during the applicable Interest Period on the principal amount of the Notes of such Class outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), calculated (x) for the Class A-1 Notes and the Class A-2-B Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period and (y) for all other Classes of Notes on the basis of a 360-day year consisting of twelve 30-day months (without adjustment for the actual number of business days elapsed in the applicable Interest Period), except with respect to the first Interest Period.

“Noteholders’ Principal Carryover Amount” means, as of any date of determination, all or any portion of the Noteholders’ Principal Distributable Amount from the preceding Distribution Date which remains unpaid as of such date of determination.

“Noteholders’ Principal Distributable Amount” means, with respect to any Distribution Date, (other than the Final Scheduled Distribution Date for any Class of Notes), the sum of the Principal Distributable Amount for such Distribution Date and the Noteholders’ Principal Carryover Amount, if any, as of the close of business on the preceding Distribution Date. The Noteholders’ Principal Distributable Amount on the Final Scheduled Distribution Date for any Class of Notes will equal the sum of (i) the Principal Distributable Amount for such Distribution Date, (ii) the Noteholders’ Principal Carryover Amount as of such Distribution Date, and (iii) the excess of the outstanding principal amount of such Class of Notes, if any, over the amounts described in clauses (i) and (ii).

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officers’ Certificate” means a certificate signed by the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

“Opinion of Counsel” means a written opinion of counsel satisfactory in form and substance to the recipient(s) thereof.

“Original Pool Balance” means the Pool Balance as of the Cutoff Date.

“Originating Affiliate” means an Affiliate of AmeriCredit that has originated Receivables and assigned its full interest therein to AmeriCredit.

“Other Conveyed Property” means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (i) of this Agreement.

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) at the end of the preceding calendar month.

“Principal Balance” means, with respect to any Receivable, as of any date, the sum of (x) the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and (ii) any Cram Down Loss in respect of such Receivable plus (y) the accrued and unpaid interest on such Receivable.

“Principal Distributable Amount” means, with respect to any Distribution Date, the amount equal to the excess, if any, of (x) the sum of (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Liquidated Receivables and Purchased Receivables), (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Collection Period, (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period; and (v) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Trust Collateral Agent for distribution pursuant to Section 5.7 hereof over (y) the Step-Down Amount, if any, for such Distribution Date.

“Pro Forma Note Balance” means, with respect to any Distribution Date, the aggregate remaining principal amount of the Notes outstanding on such Distribution Date, after giving effect to distributions pursuant to clauses (i) through (xviii) of Section 5.7(a) hereof.

“Prospectus Supplement” means the prospectus supplement, dated as of January 14, 2015, relating to the offering of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, as filed with the Commission.

“Purchase Agreement” means the Purchase Agreement between the Seller and AmeriCredit, dated as of January 13, 2015, pursuant to which the Seller acquires the Receivables, as such agreement may be amended from time to time.

“Purchase Amount” means, with respect to a Purchased Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2, 4.4(c) or 4.7 or repurchased by the Seller or the Servicer pursuant to Section 3.2 or Section 10.1(a).

“Rating Agency” means DBRS and Moody’s. If no such organization or successor maintains a rating on the Securities, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person engaged by the Seller, notice of which engagement shall be given to the Trust Collateral Agent, the Owner Trustee and the Servicer.

“Rating Agency Condition” means, with respect to any action, that each of DBRS and Moody’s shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof by AmeriCredit and that such Rating Agency has notified the Seller, the Servicer, the Owner Trustee and the Trust Collateral Agent (or the Trustee, as applicable) in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes.

“Realized Losses” means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

“Receivables” means the Contracts listed on Schedule A attached hereto (which Schedule may be in the form of microfiche or a disk).

“Receivable Files” means the documents specified in Section 3.3.

“Record Date” means, with respect to a Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date, unless otherwise specified in the Indenture.

“Registrar of Titles” means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Subpart 229.1100- Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506,1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Required Pro Forma Note Balance” means, with respect to any Distribution Date, a dollar amount equal to (x) the Pool Balance as of the end of the prior calendar month minus (y) the excess of (i) 14.50% of the Pool Balance as of the end of the prior calendar month over (ii) the Specified Reserve Balance.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(iii) hereof.

“Reserve Account Deposit Amount” means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance over (ii) the amount on deposit in the Reserve Account on such Distribution Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (xviii) of Section 5.7(a).

“Reserve Account Withdrawal Amount” means, with respect to any Distribution Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (xvii) of Section 5.7(a) (taking into account application of Available Funds to the priority of payments specified in Section 5.7(a) and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) and (y) the amount on deposit in the Reserve Account on such Distribution Date prior to application of amounts on deposit therein pursuant to Section 5.8.

“Responsible Officer” means, with respect to any Person, any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Reuters Screen LIBOR01 Page” has the meaning set forth in Section 5.10 hereof.

“Sale Amount” means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

“Sale and Servicing Agreement Collateral” has the meaning specified in Section 2.4 hereof.

“Schedule of Receivables” means the schedule of all motor vehicle retail installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A (which Schedule may be in the form of microfiche or a disk).

“Schedule of Representations” means the Schedule of Representations and Warranties attached hereto as Schedule B.

“Scheduled Receivables Payment” means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor’s obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such Collection Period shall refer to the Obligor’s payment obligation with respect to such Collection Period as so modified.

“Seller” means AFS SenSub Corp., a Nevada corporation, and its successors in interest to the extent permitted hereunder.

“Service Contract” means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

“Servicer” means AmeriCredit Financial Services, Inc., as the servicer of the Receivables, and each successor servicer pursuant to Section 9.3.

“Servicer Termination Event” means an event specified in Section 9.1.

“Servicer’s Certificate” means an Officers’ Certificate of the Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A.

“Servicing Fee” has the meaning specified in Section 4.8.

“Servicing Fee Rate” means 2.25% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

“Sold Receivable” means a Receivable that was more than 60 days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer’s direction, as of the close of business on the last day of a Collection Period and in accordance with the provisions of Section 4.3(c) hereof.

“Specified Reserve Balance” means, with respect to any Distribution Date, $23,280,439; provided, that the Specified Reserve Balance will in no event exceed the outstanding principal amount of the Notes on such Distribution Date after giving effect to distributions pursuant to clauses (i) through (xviii) of Section 5.7(a) hereof.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, Inc., a Standard & Poor’s Financial Services, LLC business, or its successor.

“Step-Down Amount” means, with respect to any Distribution Date, the excess, if any, of (x) the Required Pro Forma Note Balance over (y) the Pro Forma Note Balance on such Distribution Date, calculated for this purpose only without deduction for any Step-Down Amount (i.e., assuming that the entire amount described in clause (x) of the definition of “Principal Distributable Amount” is distributed as principal on the Notes); provided, however, that the Step-Down Amount in no event may exceed the amount that would reduce the positive difference, if any, of the Pool Balance minus the Pro Forma Note Balance, to an amount less than $5,820,110, which is 0.50% of the initial Pool Balance.

“Supplemental Servicing Fee” means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period but excluding any fees or expenses related to extensions.

“Total Available Funds” has the meaning assigned thereto in Section 5.7(a).

“Trust” means the Issuer.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1.

“Trust Agreement” means the Trust Agreement, dated as of December 8, 2014, between the Seller and the Owner Trustee, as amended and restated as of January 13, 2015 as the same may be amended and supplemented from time to time.

“Trust Collateral Agent” means the Person acting as Trust Collateral Agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

“Trust Property” means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies paid after the Cutoff Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account, the Reserve Account (including all Eligible Investments therein and all proceeds therefrom), the Note Distribution Account (including all Eligible Investments therein and all proceeds therefrom) and certain other rights under this Agreement.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

“Underwriting Agreement” means the Underwriting Agreement, dated as of January 14, 2015, among the Seller, the Servicer, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

SECTION 1.2. Other Definitional Provisions.

(a) Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

(b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(d) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Receivables

SECTION 2.1. Conveyance of Receivables. In consideration of the Issuer’s delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the Seller’s obligations set forth herein) and the Issuer hereby purchases, all right, title and interest of the Seller in and to the following property, whether now owned or existing or hereafter acquired or arising:

(a) the Receivables and all moneys received thereon after the Cutoff Date;

(b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d) any proceeds received from a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(e) all rights under any Service Contracts on the related Financed Vehicles;

(f) the related Receivable Files;

(g) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(h) all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (g); and

(i) all proceeds and investments with respect to items (a) through (h).

SECTION 2.2. [Reserved]

SECTION 2.3. Further Encumbrance of Trust Property.

(a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory Trust Statute (as defined in the Trust Agreement).

(b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to the Trust Collateral Agent securing the repayment of the Notes. The Certificate shall represent the beneficial ownership interest in the Trust Property, and the Certificateholder shall be entitled to receive distributions with respect thereto as set forth herein.

(c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholder.

(d) The Trust Collateral Agent shall, at such time as there are no Notes or Certificate outstanding and all sums due to the Trustee and Trust Collateral Agent pursuant to the Basic Documents have been paid, execute such documents as are reasonably provided to it by the Seller (which documents shall be prepared at the Seller’s expense) in order to release any remaining portion of the Trust Property to the Seller.

SECTION 2.4. Intention of the Parties.

The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Issuer that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and Other Conveyed Property, for non-tax purposes, conveying good title thereto free and clear of any Liens, from the Seller to the Issuer, and that the Receivables and the Other Conveyed Property shall not be a part of the Seller’s estate in the event of a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Issuer, the Noteholders or the Certificateholder to the Seller, the Seller hereby grants to the Issuer a security interest in all of the Seller’s right, title and interest in and to the following property for the benefit of the Issuer Secured Parties, whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Sale and Servicing Agreement Collateral”):

(i) the Receivables and all moneys received thereon after the Cutoff Date;

(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(iii) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(iv) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;

(v) all rights under any Service Contracts on the related Financed Vehicles;

(vi) the related Receivable Files;

(vii) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(viii) all of the Seller’s (a) Accounts, (b) Chattel Paper, (c) Documents, (d) Instruments and (e) General Intangibles (as such terms are defined in the UCC) relating to the property described in (i) through (vii); and

(ix) all proceeds and investments with respect to items (i) through (viii).

ARTICLE III

The Receivables

SECTION 3.1. Representations and Warranties of Seller. The Seller hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived.

SECTION 3.2. Repurchase upon Breach.

(a) The Seller, the Servicer, the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Section 3.1. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause AmeriCredit to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of AmeriCredit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trustee, the Trust Collateral Agent and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

(b) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller’s rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of AmeriCredit thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of AmeriCredit under the Purchase Agreement. Any purchase by AmeriCredit pursuant to the Purchase Agreement shall be deemed a purchase by the Seller pursuant to this Section 3.2 and the definition of Purchased Receivable.

SECTION 3.3. Custody of Receivable Files.

(a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Trust Collateral Agent hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment, to act as the agent of the Trust Collateral Agent as custodian of the following documents or instruments in its possession or control (the “Receivable Files”) which shall be delivered to the Custodian as agent of the Trust Collateral Agent on or before the Closing Date (with respect to each Receivable):

(i) The fully executed original (or with respect to “electronic chattel paper”, the authoritative copy) of the Contract; and

(ii) The Lien Certificate (when received), and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered “doing business as” (“DBA”) name in the applicable jurisdiction) as first lienholder or secured party (including any Lien Certificate received by AmeriCredit), or, if such Lien Certificate has not yet been received, a copy of the application therefor, showing AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as secured party.

The Receivables Files are constructively delivered to the Trust Collateral Agent, as pledgee of the Issuer pursuant to the Indenture, and the Custodian hereby, as of the Closing Date, acknowledges receipt of the Receivable File for each Receivable listed in Schedule A hereto. No initial review or any periodic review of the Receivable Files by the Issuer, the Owner Trustee, the Trustee or the Trust Collateral Agent is required.

(b) If the Trust Collateral Agent, or its agent, as the case may be, is acting as the Custodian pursuant to Section 3.12 hereof, the Trust Collateral Agent, or its agent, as the case may be, shall be deemed to have assumed the obligations of the Custodian (except for any liabilities incurred by the predecessor Custodian) specified in this Agreement until such time as a successor Custodian has been appointed. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 hereof have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. Upon the sale of any Receivable pursuant to Section 4.3(c) hereof, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such sale which are required to be deposited in the Collection Account pursuant to Section 4.3(c) have been so deposited) and shall request delivery of the Receivable and Receivable File to the purchaser of such Receivable. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer’s receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2, 4.2 or 4.7.

SECTION 3.4. Maintenance and Safekeeping of the Receivable Files. The Custodian will accurately maintain and keep current the Receivable Files, including any computer systems on which the Receivable Files are electronically stored, all in a manner that will permit the Servicer and the Issuer to comply with this Agreement and the Trust Collateral Agent to comply with the Indenture. The Custodian will act with reasonable care, using that degree of skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others. The Custodian shall promptly report to the Trust Collateral Agent in writing any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

SECTION 3.5. Location of Receivables Files. The Custodian will maintain the Receivable Files in a fireproof vault at its office located at 4001 Embarcadero, Suite 200, Arlington, Texas 76014 or at such other office as shall from time to time be identified to the Trust Collateral Agent upon prior written notice and the Custodian will hold the Receivable Files in such office on behalf of the Issuer and the Trust Collateral Agent, clearly identified as being separate from any other instruments and files on its records, including other instruments and files held by the Custodian.

SECTION 3.6. Access to Records. The Custodian shall, subject only to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Noteholders and the Trust Collateral Agent or their duly authorized representatives, attorneys or auditors to inspect, at the Servicer’s expense, the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Noteholders or the Trust Collateral Agent may reasonably request.

SECTION 3.7. Advice of Counsel. The Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or state law.

SECTION 3.8. Administration; Reports. The Custodian shall, in general, attend to all non-discretionary details in connection with maintaining custody of the Receivable Files on behalf of the Trust Collateral Agent. In addition, the Custodian shall assist the Trust Collateral Agent generally in the preparation of any routine reports to Noteholders or to regulatory bodies, to the extent necessitated by the Custodian’s custody of the Receivable Files.

SECTION 3.9. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Trust Collateral Agent. Such instructions may be general or specific in terms. A copy of any such instructions shall be furnished by the Trust Collateral Agent to the Trustee (if they are separate entities) and the Issuer.

SECTION 3.10. Custodian Fee. For its services under this Agreement, the Custodian shall be entitled to reasonable compensation to be paid by the Servicer.

SECTION 3.11. Indemnification by the Custodian. The Custodian agrees to indemnify the Issuer, the Owner Trustee, the Trust Collateral Agent and the Trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against the Issuer, the Owner Trustee, the Trust Collateral Agent and the Trustee and their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s or the Trustee’s or the officers’, directors’, employees’ and agents’ thereof own willful misfeasance, bad faith or gross negligence. In no event shall the Custodian be liable to any third party for acts or omissions of the Custodian.

SECTION 3.12. Effective Period and Termination of Custodian. AmeriCredit’s appointment as custodian is effective as of the Cutoff Date and will continue until terminated pursuant to this Section 3.12. So long as AmeriCredit is serving as Custodian, any termination of AmeriCredit as Servicer hereunder shall terminate AmeriCredit as Custodian. As soon as practicable after termination of its appointment as custodian, the Custodian shall deliver, at the Custodian’s expense, the Receivable Files to the Trust Collateral Agent on behalf of the Noteholders at such place or places as the Trust Collateral Agent may designate, and the Trust Collateral Agent, or its agent, as the case may be, shall act as custodian for such Receivables Files on behalf of the Noteholders until such time as a successor custodian has been appointed. If, within seventy-two (72) hours after the termination of this Agreement, the Custodian has not delivered the Receivable Files in accordance with the preceding sentence, the Trust Collateral Agent may enter the premises of the Custodian and remove the Receivable Files from such premises.

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1. Duties of the Servicer

The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as AmeriCredit is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer’s duties shall include, without limitation, collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Lockbox Agreements, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent and the Trustee with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

The Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit, at the request of the Servicer, shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer’s customary practices.

The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

As set forth in Section 9.3, in the event the Servicer fails to perform its obligations hereunder, the successor Servicer shall be responsible for the Servicer’s duties in this Agreement as if it were the Servicer, provided that the successor Servicer shall not be liable for the Servicer’s breach of its obligations.

SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements.

(a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, including directing the Issuer to sell the Receivables pursuant to Section 4.3(c) hereof. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

(b) The Servicer may (A) at any time agree to a modification or amendment of a Receivable in order to (i) not more than once per year, change the Obligor’s regular monthly due date to a date that shall in no event be later than 30 days after the original monthly due date of that Receivable, in accordance with its customary procedures or (ii) re-amortize the Scheduled Receivables Payments on the Receivable (x) following a partial prepayment of principal, in accordance with its customary procedures or (y) following the Obligor’s reinstatement based on local laws or (B) may direct the Issuer to sell the Receivables pursuant to Section 4.3 hereof, if the Servicer believes in good faith that such extension, modification, amendment or sale is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust.

(c) The Servicer may grant payment extensions on, or other modifications or amendments to, a receivable (in addition to those modifications permitted by Section 4.2(b) hereof), in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, however, that:

(i) The aggregate period of all extensions on a Receivable shall not exceed eight months; and

(ii) In no event may a Receivable be extended beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date.

(d) The Servicer, acting as agent for the Trust pursuant to the Lockbox Account Agreement, shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor’s bank account, to be made directly to one or more Lockbox Banks or Lockbox Processors pursuant to the Lockbox Agreements. The Servicer shall use its best efforts to notify or direct any Lockbox Bank or Lockbox Processor to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank.

Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Processor (except in the case of Obligors that have already been making such payments to the Lockbox Processor), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Processor for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Processor. If at any time, an Obligor’s bank account cannot be accessed by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreements, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreements subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer’s interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreements had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank or the Lockbox Processor under such Lockbox Agreements. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Processor and the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox Agreements to the successor Servicer. In the event that the Majority Noteholders elect to change the identity of the Lockbox Bank or Lockbox Processor, the outgoing Servicer, at its expense, shall cause the Lockbox Bank or Lockbox Processor to deliver, at the direction of the Majority Noteholders to the Trust Collateral Agent or a successor Lockbox Bank or Lockbox Processor, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank or the Lockbox Processor (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the lockbox arrangements established by the successor.

(e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Bank as soon as practicable, but in no event later than the second Business Day after receipt thereof, and such amounts shall be deposited into the Lockbox Account and transferred from the Lockbox Account to the Collection Account in accordance with Section 4.2(d) hereof.

(f) AmeriCredit shall not cause or permit the substitution of the Financed Vehicle relating to a Receivable unless: (i) the substitution is a replacement of the Financed Vehicle originally financed under the related Receivable; (ii) the Financed Vehicle originally financed under the related Receivable was either (x) insured under an Insurance Policy as required under Section 4.4(a) at the time of a casualty loss that is treated as a total loss under such Insurance Policy, (y) deemed to be a “lemon” pursuant to applicable state law and repurchased by the related Dealer or (z) the subject of an order by a court of competent jurisdiction directing AmeriCredit to substitute another vehicle under the related Receivable; (iii) the related Receivable is not more than 30 days delinquent; (iv) the Obligor is deemed to be in “good standing” by the Servicer and is not in breach of any requirement under the related Receivable; (v) the replacement Financed Vehicle has a book value (N.A.D.A.) at least equal to the book value (N.A.D.A.) of the Financed Vehicle that is being replaced, measured immediately before the casualty loss or replacement by the Dealer and (vi) as of the date of such substitution, the replacement Financed Vehicle’s mileage is no greater than the mileage on the Financed Vehicle that is being replaced; provided, however, that if the substitution is made pursuant to clause (ii)(z), above, clauses (iii) through (vi) inclusive, shall not be applicable. AmeriCredit shall not cause or permit the substitution of Financed Vehicles relating to Receivables having an original aggregate Principal Balance greater than two percent (2%) of the Original Pool Balance, (the “Substitution Limit”). In the event that the Substitution Limit is exceeded for any reason, (i) AmeriCredit shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit or (ii) if AmeriCredit is not the Servicer and the Servicer has caused substitutions to be made hereunder pursuant to the circumstances described in clause (ii)(x), above, the Servicer shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit.

SECTION 4.3. Realization upon Receivables.

(a) In addition to the Servicer’s ability to direct the Issuer to sell Receivables pursuant to Section 4.3(c) hereof, and consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance or if it instead elects to direct the Issuer to sell the Receivables pursuant to Section 4.3(c). The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it expects in its sole discretion, that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

(b) If the Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit at the request of the Servicer, elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer, or to AmeriCredit at the request of the Servicer, of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer or AmeriCredit, as appropriate, may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Owner Trustee and/or the Trust Collateral Agent, at AmeriCredit’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(e).

(c) Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, the Seller or the Issuer to purchase from the Issuer any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Issuer to sell any such Receivable to the third-party purchaser; provided, that no more than 20% of the number of Receivables in the pool as of the Cutoff Date may be sold by the Issuer pursuant to this Section 4.3(c) in the aggregate; provided further, that the Servicer may elect to not direct the Issuer to sell a Receivable that has become more than 60 days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third party purchaser pursuant to this Section 4.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting Receivables to be sold to third party purchasers which is materially adverse to the interest of the Noteholders. The Issuer shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

SECTION 4.4. Insurance.

(a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 27 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 27 (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor’s single interest or other collateral protection insurance policy with respect to all Financed Vehicles (“Collateral Insurance”) which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The Servicer shall cause itself or an Originating Affiliate, and may cause the Trust Collateral Agent (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), to be named as named insured under all policies of Collateral Insurance. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

(b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as “Force-Placed Insurance”). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

(c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificate. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

(d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Issuer and/or the Trust Collateral Agent, at the Servicer’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

SECTION 4.5. Maintenance of Security Interests in Vehicles.

(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.

(b) Upon the occurrence of a Servicer Termination Event, the Servicer or the successor Servicer (if no successor Servicer has been appointed, then the Trust Collateral Agent) shall take or cause to be taken such action as may, in the Opinion of Counsel to the Majority Noteholders, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the Opinion of Counsel to the Majority Noteholders, be necessary or prudent.

AmeriCredit hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. AmeriCredit hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by AmeriCredit pursuant to this Section 4.5(b) (it being understood that and agreed that the Trust Collateral Agent shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which AmeriCredit has paid all expenses), including execution of Lien Certificates or any other documents in the name and stead of AmeriCredit (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), and the Trust Collateral Agent hereby accepts such appointment.

SECTION 4.6. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables and on which the Trustee relies in authenticating the Notes.

(a) The Servicer covenants as follows:

(i) Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

(ii) No Impairment. The Servicer shall do nothing to impair the rights of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

(iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

(iv) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (B) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names AmeriCredit or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders.

(b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit.

SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, a Responsible Officer of the Trust Collateral Agent, the Owner Trustee or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 3.4, 3.5, 3.6, 4.5(a) or 4.6 hereof, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of AmeriCredit as Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Sections 3.4, 4.5(a) or 4.6 hereof which materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable) (or, at AmeriCredit’s election, the first Accounting Date so following) or the related Financed Vehicle, AmeriCredit shall, unless such breach shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, AmeriCredit shall pay the related Purchase Amount. It is understood and agreed that the obligation of AmeriCredit to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit for such breach available to the Noteholders, the Issuer, the Owner Trustee or the Trust Collateral Agent; provided, however, that AmeriCredit shall indemnify the Trust, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Notwithstanding anything to the contrary contained herein, AmeriCredit will not be required to repurchase Receivables due solely to the Servicer’s not having received Lien Certificates that have been properly applied for from the Registrar of Titles in the applicable states for such Receivables unless (i) such Lien Certificates shall not have been received with respect to Receivables with Principal Balances which total more than 1.0% of the Aggregate Principal Balance as of the 180th day after the Closing Date, in which case AmeriCredit shall be required to repurchase a sufficient number of such Receivables to cause the aggregate Principal Balances of the remaining Receivables for which no such Lien Certificate shall have been received to be no greater than 1.0% of the Aggregate Principal Balance as of such date or (ii) such Lien Certificates shall not have been received as of the 240th day after the Closing Date. This Section shall survive the termination of this Agreement and the earlier removal or resignation of the Trustee and/or the Trust Collateral Agent.

SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the “Servicing Fee”) pursuant to Section 5.7. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Noteholders and all other fees and expenses of the Owner Trustee, the Trust Collateral Agent or the Trustee; provided, however, the Servicer shall not be required to pay taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification unless such taxes and claims are expressly stated to be for the account of AmeriCredit). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Trust Collateral Agent, the Trustee, the Custodian, the Lockbox Bank (and any fees under the Lockbox Account Agreement), the Lockbox Processor (and any fees under the Lockbox Processing Agreement) and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit, a successor to AmeriCredit as Servicer permitted by Section 9.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification, or the fees and expenses referred to above.

SECTION 4.9. Servicer’s Certificate.

No later than noon Eastern time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trustee, the Owner Trustee and the Trust Collateral Agent the monthly Servicer’s Certificate. The Servicer will also deliver the Servicer’s Certificate to each Rating Agency on the same date the Servicer’s Certificate is publicly available (provided that if the Servicer’s Certificate is not made publicly available, the Servicer will deliver it to each Rating Agency, no later than the 15th of each month (or if not a Business Day, the next succeeding Business Day)). The Servicer’s Certificate will be executed by a Responsible Officer of the Servicer and contain among other things: (i) all information necessary to enable the Trust Collateral Agent to make the distributions required by Sections 5.7(a) and 5.7(b), (ii) a listing of all Purchased Receivables and Sold Receivables purchased by the Servicer or sold by the Issuer as of the related Accounting Date, identifying the Receivables so purchased by the Servicer or sold by the Issuer and (iii) all information necessary to enable the Trust Collateral Agent to make such statements available to Noteholders as required by Section 5.9. Receivables purchased by the Servicer or by the Seller on the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event.

(a) To the extent required by Section 1123 of Regulation AB, the Servicer, shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and each Rating Agency, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year (regardless of whether the Seller has ceased filing reports under the Exchange Act), beginning on March 31, 2015, an officer’s certificate signed by any Responsible Officer of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.

(b) The Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1(a). The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Servicer or the Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 9.1.

(c) The Servicer will deliver to the Issuer, on or before March 31 of each year, beginning on March 31, 2015, a report regarding the Servicer’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d) To the extent required by Regulation AB, the Servicer will cause any affiliated servicer or any other party deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB to provide to the Issuer, on or before March 31 of each year, beginning on March 31, 2015, a report regarding such party’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(e) The Bank of New York Mellon acknowledges, in its capacity as Trust Collateral Agent under this Agreement and in its capacity as Trustee under the Basic Documents, that to the extent it is deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB, it will take any such action as outlined in the Item 1122 Letter Agreement to ensure compliance with the requirements of Section 4.10(d) and Section 4.11(b) hereof and with Item 1122 of Regulation AB. Such required documentation will be delivered to the Servicer by March 15 of each calendar year.

SECTION 4.11. Annual Independent Public Accountants’ Reports.

(a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustee, the Owner Trustee and the Trust Collateral Agent, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2015, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(b) Each party required to deliver an assessment of compliance described in Section 4.10(d) shall cause Independent Accountants, who may also render other services to such party or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent and the Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2015, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of such party, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(d), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c) The Servicer shall cause a firm of Independent Accountants, who may also render other services to the Servicer or to the Seller, (1) to deliver to the Trustee, the Owner Trustee and the Trust Collateral Agent, on or before April 30 (or 120 days after the end of the Servicer’s fiscal year, if other than December 31) of each year, beginning on April 30, 2015, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a copy of the Form 10-K filed with the United States Securities and Exchange Commission for General Motors Financial Company, Inc., which filing includes a statement that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) upon request of the Trustee, the Owner Trustee or the Trust Collateral Agent, to issue an acknowledgement to the effect that such firm has audited the books and records of General Motors Financial Company, Inc., in which the Servicer is included as a consolidated subsidiary, and issued its report pursuant to item (1) of this section and that the accounting firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Owner Trustee and the Trust Collateral Agent reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

ARTICLE V

Trust Accounts; Distributions; Statements to Noteholders

SECTION 5.1. Establishment of Trust Accounts.

(a) (i) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collection Account shall initially be established with the Trust Collateral Agent.

(ii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Note Distribution Account shall initially be established with the Trust Collateral Agent.

(iii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Reserve Account shall initially be established with the Trust Collateral Agent.

(b) Funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account (collectively, the “Trust Accounts”) shall be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). Absent receipt of such written investment direction from the Servicer, funds on deposit in the Trust Accounts shall be held uninvested. All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Noteholders. Other than as permitted by the Rating Agencies, funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date. All Eligible Investments will be held to maturity. Each institution at which the relevant Trust Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments.

(c) All Investment Earnings of moneys deposited in each Trust Account shall be deposited (or caused to be deposited) in the Collection Account on each Distribution Date by the Trust Collateral Agent and applied as Available Funds on such Distribution Date, and any loss resulting from such investments shall be charged to the related Trust Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if requested by the Trust Collateral Agent, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel, acceptable to the Trust Collateral Agent, to such effect.

(d) The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as Trust Collateral Agent or as Trustee, in accordance with their terms.

(e) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Trust Collateral Agent by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or received from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in accordance with the instructions outlined in the most recent investment direction letter between the Servicer and the Trust Collateral Agent.

(f) (i) The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof for the benefit of the Noteholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(ii) With respect to the Trust Account Property, the Trust Collateral Agent agrees that:

(A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

(B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Trust Collateral Agent;

(C) the “securities intermediary’s jurisdiction” for purposes of Section 8-110 of the UCC shall be the State of New York;

(D) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

(E) any Trust Account Property that is an “uncertificated security” or a “security entitlement” under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) or (d), if applicable, of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent’s (or its nominee’s) ownership of such security; and

(F) any cash that is Trust Account Property shall be considered a “financial asset” under Article 8 of the UCC.

(g) The Servicer shall have the power to instruct the Trust Collateral Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trust Collateral Agent to carry out their respective duties hereunder.

SECTION 5.2. [Reserved]

SECTION 5.3. Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were deposited in the Lockbox Account but that do not relate to (i) principal and interest payments due on the Receivables and (ii) any fees or expenses related to extensions due on the Receivables.

SECTION 5.4. Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

(a) With respect to each Receivable (other than a Purchased Receivable or a Sold Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method.

(b) All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.7(a).

SECTION 5.5. [Reserved].

SECTION 5.6. Additional Deposits.

(a) The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables and the aggregate Sale Amounts with respect to Sold Receivables.

(b) The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 hereof shall be deposited in the Collection Account.

SECTION 5.7. Distributions.

(a) On each Distribution Date, the Trust Collateral Agent shall (based solely on the information contained in the Servicer’s Certificate delivered with respect to the related Determination Date) apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased Receivables) for the related Collection Period and (y) the Reserve Account Withdrawal Amount for such Distribution Date (such sum, the “Total Available Funds”) to distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefore, and in the following order of priority:

(i) from the Total Available Funds, to the Servicer, (1) the Base Servicing Fee for the related Collection Period, (2) any Supplemental Servicing Fees for the related Collection Period, (3) any amounts specified in Section 5.3 and (4) to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, and to pay to AmeriCredit any amounts paid by Obligors during the preceding calendar month that did not relate to (x) principal and interest payments due on the Receivables and (y) any fees or expenses related to extensions due on the Receivables;

(ii) from the Total Available Funds, to each of the Lockbox Bank, the Lockbox Processor, the Trustee, the Trust Collateral Agent and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities (in each case, to the extent such fees, expenses or indemnities have not been previously paid by the Servicer, and provided that such fees, expenses and indemnities shall not exceed (x) $100,000 in the aggregate in any calendar year to the Owner Trustee and (y) $100,000 in the aggregate in any calendar year to the Lockbox Bank, the Lockbox Processor, the Trust Collateral Agent and the Trustee);

(iii) from the Total Available Funds, to the Class A Noteholders, pari passu, the Noteholders’ Interest Distributable Amount for the Class A Notes for such Distribution Date;

(iv) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class A Principal Parity Amount;

(v) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class A Notes;

(vi) from the Total Available Funds, to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Distribution Date;

(vii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class B Principal Parity Amount;

(viii) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class B Notes;

(ix) from the Total Available Funds, to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Distribution Date;

(x) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class C Principal Parity Amount;

(xi) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class C Notes;

(xii) from the Total Available Funds, to the Class D Noteholders, the Noteholders’ Interest Distributable Amount for the Class D Notes for such Distribution Date;

(xiii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class D Principal Parity Amount;

(xiv) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class D Notes;

(xv) from the Total Available Funds, to the Class E Noteholders, the Noteholders’ Interest Distributable Amount for the Class E Notes for such Distribution Date;

(xvi) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class E Principal Parity Amount;

(xvii) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class E Notes;

(xviii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Noteholders’ Principal Distributable Amount;

(xix) from the Total Available Funds, to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;

(xx) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Accelerated Principal Amount;

(xxi) from the Total Available Funds, to pay each of the Trustee, the Owner Trustee, the Trust Collateral Agent, the Lockbox Bank and the Lockbox Processor any fees, expenses and indemnities then due to such party that are in excess of the related cap or annual limitation specified in clauses (i) and (ii) above; and

(xxii) from the Total Available Funds, to the Certificate Distribution Account for distribution to the Certificateholder in accordance with the Trust Agreement, the aggregate amount remaining in the Collection Account.

On any Distribution Date with respect to which no Servicer’s Certificate was delivered, to the extent there are Available Funds in the Collection Account, the Trust Collateral Agent will make payments of the Noteholders’ Interest Distributable Amounts described in (iii), (vi), (ix), (xii) and (xv) above as well as any Matured Principal Shortfalls described in (v), (viii), (xi), (xiv) and xvii above.

(b) On each Distribution Date, the Trust Collateral Agent shall apply or cause to be applied the amounts that are allocated to the Class A-2 Notes in accordance with clause (iii) of paragraph (a) above on that Distribution Date to the Class A-2-A Notes and the Class A-2-B Notes pro rata based on the principal balance of the Class A-2-A Notes and the Class A-2-B Notes, respectively; provided, that if the amount so allocated to the Class A-2-A Notes or the Class A-2-B Notes on any Distribution Date exceeds the Noteholders Interest Distributable Amount with respect to such Distribution Date and such Class, then the amount of such excess shall be allocated to the other such Class on that Distribution Date. On each Distribution Date, the Trust Collateral Agent shall apply or cause to be applied the aggregate of the amounts described in clause (iv), (v), (vii), (viii), (x), (xi), (xiii), (xiv), (xv), (xvi), (xvii) and (xviii) of paragraph (a) above on that Distribution Date in the listed order of priority:

(i) to the Class A-1 Noteholders in reduction of the remaining principal balance of the Class A-1 Notes, until the outstanding principal balance thereof has been reduced to zero;

(ii) to the Class A-2 Noteholders in reduction of the remaining principal balance of the Class A-2 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iii) to the Class A-3 Noteholders in reduction of the remaining principal balance of the Class A-3 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iv) to the Class B Noteholders in reduction of the remaining principal balance of the Class B Notes, until the outstanding principal balance thereof has been reduced to zero;

(v) to the Class C Noteholders in reduction of the remaining principal balance of the Class C Notes, until the outstanding principal balance thereof has been reduced to zero;

(vi) to the Class D Noteholders in reduction of the remaining principal balance of the Class D Notes, until the outstanding principal balance thereof has been reduced to zero;

(vii) to the Class E Noteholders in reduction of the remaining principal balance of the Class E Notes, until the outstanding principal balance thereof has been reduced to zero;

provided, however, that, (A) following an acceleration of the Notes pursuant to the Indenture, (B) the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture or (C) the receipt of Insolvency Proceeds pursuant to Section 10.1(b), amounts deposited in the Note Distribution Account (including any such Insolvency Proceeds) shall be paid to the Noteholders, pursuant to Section 5.6 of the Indenture.

(c) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.7(a) and 5.7(b) on the related Distribution Date.

(d) In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization shall not prevent the Trust Collateral Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (d). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses (including legal fees and expenses) incurred.

(e) Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

(f) Subject to Section 5.1 and this section, monies received by the Trust Collateral Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trust Collateral Agent shall not be liable for any interest thereon.

SECTION 5.8. Reserve Account.

(a)

(i) On the Closing Date, the Seller shall deposit the Specified Reserve Balance into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Trust Collateral Agent for the benefit of the Noteholders.

(ii) The Seller may, from time to time after the date hereof, request each Rating Agency to approve a formula for determining the Specified Reserve Balance that is different from the formula set forth herein, which may result in a decrease in the amount of the Specified Reserve Balance or change the manner by which the Reserve Account is funded. Notwithstanding any other provision of this Agreement, if each Rating Agency then rating the Notes notifies the Seller (who shall send such notification to the Trust Collateral Agent) in writing that the use of any such new formula, and any decrease in the amount of the Specified Reserve Balance or change in the manner by which the Reserve Account is funded, will not result in the qualification, reduction or withdrawal of its then current rating of the Notes then the Specified Reserve Balance will be determined in accordance with such new formula and this Agreement will be amended to reflect such new formula without the consent of any Noteholder.

(iii) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) (A) if the amount on deposit in the Reserve Account (without taking into account any amount on deposit in the Reserve Account representing net investment earnings) is less than the Specified Reserve Balance, in which case the Trust Collateral Agent shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (xviii) of Section 5.7(a) deposit in the Reserve Account the Reserve Account Deposit Amount pursuant to Section 5.7(a)(xix), and (B) if the amount on deposit in the Reserve Account, after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date is greater than the Specified Reserve Balance, in which case the Trust Collateral Agent shall distribute the amount of such excess as part of Available Funds on such Distribution Date.

(b) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such amounts in the Collection Account to be included as Total Available Funds for that Distribution Date.

(c) Amounts properly transferred to the Certificate Distribution Account for payment to the Certificateholder pursuant to this Agreement shall not be available to the Trust Collateral Agent or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Noteholders, nor shall the Certificateholder be required to refund any amount properly received by them.

SECTION 5.9. Statements to Noteholders.

(a) On or prior to each Distribution Date, the Trust Collateral Agent shall make available to each Noteholder of record a statement setting forth at least the following information as to the Notes solely to the extent such information has been received from the Servicer pursuant to Section 4.9 hereof:

(i) the amount of such distribution allocable to principal of each Class of Notes;

(ii) the amount of such distribution allocable to interest on or with respect to each Class of Notes;

(iii) the required Reserve Account Withdrawal Amount or any excess released from the Reserve Account and included in Available Funds;

(iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(v) the aggregate outstanding principal amount of each Class of the Notes and the Note Pool Factor for each such Class after giving effect to payments allocated to principal reported under (i) above;

(vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

(vii) the Noteholders’ Interest Carryover Amount and the Noteholders’ Principal Carryover Amount, if any, and the change in that amount from the preceding statement;

(viii) the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period; and

(ix) the aggregate Purchase Amounts for Receivables, if any, that were repurchased by the Servicer or the Seller in such period.

(b) The Trust Collateral Agent will make available each month to each Noteholder the statements referred to in Section 5.9(a) above (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time) via the Trust Collateral Agent’s internet website, with the use of a password provided by the Trust Collateral Agent. The Trust Collateral Agent’s internet website will be located at https://gctinvestorreporting.bnymellon.com or at such other address as the Trust Collateral Agent shall notify the Noteholders from time to time. For assistance with regard to this service, Noteholders can call the Trust Collateral Agent’s technical assistance center at (800) 332-4550. The Trust Collateral Agent shall have the right to change the way the statements referred to in Section 5.9(a) above are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements so long as such statements are only provided to the then current Noteholders. The Trust Collateral Agent shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3 hereof, Section 11.4 of the Indenture or Section 11.5 of the Indenture, as appropriate.

SECTION 5.10. Determination of LIBOR.

The Trust Collateral Agent, as calculation agent (in such capacity, the “Calculation Agent”), will determine LIBOR for purposes of calculating the Interest Rate for the Class A-2-B Notes (a) on January 20, 2015, for the period from the Closing Date to the first Distribution Date, and (b) for each given Interest Period thereafter, on the second London Business Day prior to the Distribution Date on which such Interest Period begins (each, a “LIBOR Determination Date”). For purposes of calculating LIBOR, a “London Business Day” means a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

“LIBOR” means, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Reuters Screen LIBOR01 Page (or any replacement page) as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on the Reuters Screen LIBOR01 Page, the rate for that Interest Period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by any four major banks in the London interbank market selected by the Calculation Agent to provide such bank’s offered quotation of such rates at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of such Interest Period and in a principal amount of at least U.S.$1,000,000. The Calculation Agent, will request the principal London office of each of those four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date with respect to such Interest Period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the first day of such Interest Period and in a principal amount of at least U.S.$1,000,000; provided, however, that if the banks selected by the Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such interest period will be the same as LIBOR for the immediately preceding Interest Period.

“Reuters Screen LIBOR01 Page” is the display designated on the Reuters service (or the successor display page, other published source, information vendor or provider that has been officially designated by Reuters).

ARTICLE VI

[Reserved]

ARTICLE VII

The Seller

SECTION 7.1. Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Trustee and Trust Collateral Agent may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

(b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

(c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller’s ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller’s obligations hereunder and under the Seller’s Basic Documents.

(d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller’s Basic Documents have been duly authorized by the Seller by all necessary corporate action.

(e) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Seller’s Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

(g) No Proceedings. There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

(h) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

(i) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(j) True Sale. The Receivables are being transferred with the intention of removing them from the Seller’s estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

(k) Ordinary Course of Business. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller’s business.

(l) Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Seller is at 2265 B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119.

(m) Investment Company Act. Neither the Seller nor the Issuer is an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

SECTION 7.2. Corporate Existence

(a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

(i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

(ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

(iii) the Seller shall hold such appropriate meetings of its board of directors, or adopt resolutions pursuant to a unanimous written consent of the board of directors as are necessary to authorize all the Seller’s corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv) the Seller shall at all times hold itself out to the public under the Seller’s own name as a legal entity separate and distinct from its Affiliates;

(v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm’s-length basis; and

(vi) the Seller shall pay from its assets all obligations and indebtedness of any kind incurred by the Seller.

SECTION 7.3. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Issuer, the Trustee and the Trust Collateral Agent and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions or activities contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trust Collateral Agent and the Trustee and except any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

(b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee and the Trust Collateral Agent and the officers, directors, employees and agents thereof and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller’s or the Issuer’s violation of federal or state securities laws in connection with the offering and sale of the Notes.

(c) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, Trustee and the Trust Collateral Agent and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee, Trustee or the Trust Collateral Agent, respectively.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent and the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent and the Trustee

an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Issuer and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 7.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 7.6. Ownership of the Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents. The Seller shall notify the Owner Trustee, the Trustee and the Trust Collateral Agent with respect to any other transfer of any Certificate.

ARTICLE VIII

The Servicer

SECTION 8.1. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Representations and Warranties. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit;

(b) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(c) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

(d) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer’s Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

(e) Binding Obligation. This Agreement and the Servicer’s Basic Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Servicer’s Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer’s Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

(g) No Proceedings. There are no proceedings or investigations pending or, to the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(h) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(i) Chief Executive Office and Principal Place of Business. The chief executive office and principal place of business of the Servicer is located at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

SECTION 8.2. Liability of Servicer; Indemnities.

(a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

(b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

(c) The Servicer (when the Servicer is AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(d) The Servicer (when the Servicer is not AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Collateral Agent, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(e) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Owner Trustee, the Trust Collateral Agent or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(f) AmeriCredit shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Notes. This section shall survive the termination of this Agreement, or the earlier removal or resignation of the Trustee or the Trust Collateral Agent.

(g) AmeriCredit shall indemnify the Trustee, the Owner Trustee, the Trust Collateral Agent and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Trustee, the Owner Trustee or the Trust Collateral Agent as a result of any such entity’s willful misconduct, bad faith or negligence.

(h) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

(i) When the Trustee or the Trust Collateral Agent incurs expenses after the occurrence of a Servicer Termination Event specified in Section 9.1(d) or (e) with respect to the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of the Servicer.

AmeriCredit shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit’s business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and shall be acceptable to the Majority Noteholders, and shall be an eligible servicer. Any corporation (i) into which AmeriCredit may be merged or consolidated, (ii) resulting from any merger or consolidation to which AmeriCredit shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit, or (iv) succeeding to the business of AmeriCredit, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release AmeriCredit from any obligation. AmeriCredit shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trust Collateral Agent, the Noteholders and each Rating Agency. Notwithstanding the foregoing, AmeriCredit shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit’s business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee and the Rating Agencies an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

SECTION 8.4. Limitation on Liability of Servicer and Others.

Neither AmeriCredit nor any of the directors or officers or employees or agents of AmeriCredit shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect AmeriCredit or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided, further, that this provision shall not affect any liability to indemnify the Trust Collateral Agent, the Trustee and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent, the Trustee and the Owner Trustee, in their individual capacities. AmeriCredit and any director, officer, employee or agent of AmeriCredit may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

SECTION 8.5. Delegation of Duties. The Servicer may delegate duties under this Agreement to an Affiliate of the Servicer without first obtaining the consent of any Person. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles’ insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the consent of the Trust Collateral Agent, the Trustee or the Owner Trustee and may perform other specific duties through such sub-contractors in accordance with Servicer’s customary servicing policies and procedures, with the prior consent of the Trust Collateral Agent. No delegation or sub-contracting by the Servicer of its duties herein in the manner described in this Section 8.5 shall relieve the Servicer of its responsibility with respect to such duties.

SECTION 8.6. Servicer Not to Resign. Subject to the provisions of Section 8.3, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer if the Majority Noteholders do not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent and the Owner Trustee. No resignation of the Servicer shall become effective until an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Servicer.

ARTICLE IX

Default

SECTION 9.1. Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a “Servicer Termination Event”:

(a) Any failure by the Servicer to deliver to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trust Collateral Agent or after discovery of such failure by a Responsible Officer of the Servicer; or

(b) Failure by the Servicer to deliver to the Trust Collateral Agent the Servicer’s Certificate by the first Business Day prior to the Distribution Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 8.3; or

(c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders, and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Collateral Agent; or

(d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer, or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

(e) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

(f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or the Noteholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Trust Collateral Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

SECTION 9.2. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Trust Collateral Agent may, or at the direction of the Majority Noteholders shall, by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders) terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificate or the Other Conveyed Property or otherwise, shall pass to, be vested in and become obligations and responsibilities of the successor Servicer appointed by the Majority Noteholders; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Controlling Party (acting at the written direction of the Majority Noteholders), the successor Servicer shall terminate the Lockbox Agreements and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Majority Noteholders, at the successor Servicer’s expense. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Majority Noteholders reasonable access to the terminated Servicer’s premises at the terminated Servicer’s expense.

SECTION 9.3. Appointment of Successor.

(a) On and after the time the Servicer receives a notice of termination pursuant to Section 9.2 or upon the resignation of the Servicer pursuant to Section 8.6, the Controlling Party (acting at the written direction of the Majority Noteholders) shall appoint an eligible servicer as successor Servicer or may petition a court of competent jurisdiction to appoint a Person that it determines is competent to perform the duties of the Servicer hereunder as successor Servicer. Pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Any successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Trust Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer. If no Person has accepted its appointment as successor Servicer when the predecessor Servicer ceases to act as Servicer in accordance with Section 9.2 or Section 8.6, the Trust Collateral Agent or other eligible successor servicer appointed by the Trust Collateral Agent and who has accepted such appointment, will, without further action, be automatically appointed the successor Servicer. Notwithstanding the above, if the Trust Collateral Agent is unwilling or legally unable to act as successor Servicer, it may appoint, or petition a court of competent jurisdiction to appoint, an institution whose business includes the servicing of motor vehicle receivables, as successor Servicer. The Trust Collateral Agent will be released from its duties and obligations as successor Servicer on the date that a new servicer agrees to appointment as successor Servicer hereunder.

(b) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder or such additional compensation as the Majority Noteholders and such successor Servicer may agree on.

SECTION 9.4. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Seller (who shall promptly deliver such notice to the Rating Agencies).

SECTION 9.5. Waiver of Past Defaults. The Majority Noteholders may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE X

Termination

SECTION 10.1. Optional Purchase of All Receivables.

(a) Subject to Section 10.1(a) of the Indenture, on the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, and interest then due and payable on the Notes. To exercise such option, the Servicer or the Seller, as the case may be, shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the greater of (i) the amount necessary to pay the full amount of principal and interest then due and payable on the Notes and (ii) the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, (such value to be determined by the Servicer, or if the Trust Collateral Agent has received written notice that there is a material error in the Servicer’s calculation, by an appraiser mutually agreed upon by the Servicer and the Trust Collateral Agent), and shall succeed to all interests in and to the Trust.

(b) Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the “Insolvency Proceeds”) in the Collection Account.

(c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Trust Collateral Agent and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

(d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder and the Certificateholder will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

ARTICLE XI

Administrative Duties of the Servicer

SECTION 11.1. Administrative Duties.

(a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 6.9, 7.3, 8.2, 9.2, 9.3, 11.1 and 11.15 of the Indenture.

(b) Duties with Respect to the Issuer.

(i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer. The Servicer shall monitor the activities of the Issuer to ensure the Issuer’s compliance with Section 4.6 of the Trust Agreement and shall take all action necessary to ensure that the Issuer is operated in accordance with the provisions of such section.

(ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Holder (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer in accordance with Section 10.11 of the Trust Agreement with respect to, among other things, tax reporting and returns, accounting and reports to Holders (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer, the Owner Trustee shall retain responsibility for the distribution of any necessary Schedule K-1s, as applicable, to enable the Certificateholder to prepare its federal and state income tax returns.

(iv) The Servicer shall perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, the duties of the Servicer specified in Section 10.11 of the Trust Agreement, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer’s opinion, no less favorable to the Issuer in any material respect.

(c) Tax Matters. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including without limitation forms 1099. All tax returns will be signed by the Seller or the Servicer.

(d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee (acting at the direction of the Certificateholder) and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C) the amendment, change or modification of this Agreement or any of the Basic Documents;

(D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

(E) the removal of the Trustee or the Trust Collateral Agent.

(e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or the Certificateholder under the Basic Documents, (2) sell the Trust Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

(f) No successor Servicer shall be responsible for any obligations or duties of the Servicer under this Section 11.1. Notwithstanding the foregoing or any other provision of this Agreement, AmeriCredit shall continue to perform the obligations of the Servicer under this Section 11.1.

SECTION 11.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 11.3. Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

ARTICLE XII

Miscellaneous Provisions

SECTION 12.1. Amendment.

(a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld) but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder.

(b) This Agreement may also be amended from time to time by the parties hereto, with the consent of the Trustee, and with the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes of each class affected thereby.

Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Seller (who shall deliver such notification to the Rating Agencies).

It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee or the Issuer, as applicable, may prescribe.

(c) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Trustee and the Trust Collateral Agent shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, with respect to any amendment to this Agreement pursuant to Section 12.1(b) hereof, the Opinion of Counsel referred to in Section 12.2(h)(1) has been delivered. The Owner Trustee, the Trust Collateral Agent and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s or the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.2. Protection of Title to Trust.

(a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of 9-506 of the UCC, unless it shall have given the Owner Trustee, the Trust Collateral Agent and the Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trust Collateral Agent, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

(c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee, the Trust Collateral Agent and the Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain (i) each office from which it shall service Receivables within the United States of America or Canada, and (ii) its principal executive office within the United States of America.

(d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased or sold pursuant to this Agreement.

(f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

(g) Upon request, the Servicer shall furnish to the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(h) The Servicer shall deliver to the Owner Trustee and the Trustee:

(1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 12.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

(2) within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, an Opinion of Counsel, dated as of a date during such 120-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 12.3. Notices.

(a) All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies (upon whom any demands, notices or communications shall be provided only by the Seller or the Servicer) under this Agreement shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, federal express or similar overnight courier service, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, to AFS SenSub Corp., 2265 B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119, Attention: Chief Financial Officer, with a copy to AFS SenSub Corp., c/o AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (ii) in the case of the Servicer, to AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (iii) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (iv) in the case of the Trustee or the Trust Collateral Agent, at the applicable Corporate Trust Office of the Trustee and the Trust Collateral, (v) in the case of DBRS, to DBRS, Inc., 140 Broadway, 35th floor, New York, New York, 10005, Attention: ABS Surveillance, or via electronic delivery to ABS_Surveillance@dbrs.com, and (vi) in the case of Moody’s, to Moody’s Investors Service, Inc., 7 World Trade Center at 250 Greenwich Street, Asset Finance Group, 24th floor, New York, New York 10007. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. Where this Agreement provides for notice or delivery of documents to the Rating Agencies, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.

(b) If AmeriCredit is no longer the Servicer, any successor Servicer shall provide any required Rating Agency notices to the Seller, who shall promptly provide such notice to the Rating Agencies.

SECTION 12.4. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Trustee and the Majority Noteholders.

SECTION 12.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, the Trustee, the Owner Trustee and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 12.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original regardless of whether delivered in physical or electronic form, but all such counterparts shall together constitute but one and the same instrument.

SECTION 12.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12.10. Assignment to Trust Collateral Agent. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables listed in Schedule A hereto and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Trust Collateral Agent.

SECTION 12.11. Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 12.12. Limitation of Liability of Owner Trustee and Trust Collateral Agent

(a) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by The Bank of New York Mellon, not in its individual capacity but solely as Trust Collateral Agent and in no event shall The Bank of New York Mellon have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c) In no event shall The Bank of New York Mellon, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement or of the Servicer hereunder (unless it is acting as successor Servicer hereunder or is recording, registering, filing, re-recording, re-filing, or re-registering any financing statement, continuation statement or other instrument required by the Trust Collateral Agent pursuant to Section 3.5 of the Indenture or is taking any action to perfect or re-perfect the security interests in the financed vehicles pursuant to Section 4.5(b) hereof).

(d) The Trustee and the Trust Collateral Agent have the same rights, protections and immunities hereunder as they have under the Indenture as if such rights, protections and immunities were expressly set forth herein mutatis mutandis.

SECTION 12.13. Trust Collateral Agent to Report Repurchase Demands due to Breaches of Representations and Warranties. The Trust Collateral Agent will (i) notify the Servicer, AmeriCredit and the Seller, as soon as practicable and in any event within five Business Days and in the manner set forth for providing notices hereunder, of all demands or requests communicated (in writing or orally) to the Trustee or the Trust Collateral Agent for the repurchase of any Receivable pursuant to Section 5.1 of the Purchase Agreement or Section 3.2 hereof, (ii) promptly upon request by the Servicer, AmeriCredit or the Seller, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act and Items 1104(e) and 1121(c) of Regulation AB, and (iii) if requested by the Servicer, AmeriCredit or the Seller, provide a written certification no later than fifteen days following any calendar quarter or calendar year that The Bank of New York Mellon has not received any repurchase demands for such period, or if repurchase demands have been received during such period, that the Trust Collateral Agent has provided all the information reasonably requested under clause (ii) above with respect to such demands. In no event will the Trust Collateral Agent or the Issuer have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 12.14. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent, the Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement or any other Basic Document, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 12.15. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and any of the Issuer, the Trustee, the Trust Collateral Agent or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.16. State Business Licenses. The Servicer or the Certificateholder shall prepare and instruct the Trust to file each state business license (and any renewal thereof) required to be filed under applicable state law without further consent or instruction from the Instructing Party (as defined in the Trust Agreement), including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation.

SECTION 12.17. Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action relating to this Agreement, the Basic Documents or any other documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action in any such court or that such action was brought in an inconvenient court and agrees not to plead or claim the same; and

(c) waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, the Basic Documents or the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2015-1

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust.

By:

Name:
Title:

AFS SENSUB CORP.,
Seller,

By:

Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., Servicer,

By:

Name:
Title:

THE BANK OF NEW YORK MELLON,not in its individual capacity but solely as Trust Collateral Agent

By:

Name:
Title:

[Sale and Servicing Agreement]

SCHEDULE A

SCHEDULE OF RECEIVABLES

[On file with AmeriCredit, the Trustee and Katten Muchin Rosenman LLP]

SCH-A-1

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
443325857	455019588	454975749	454935404	454897356	454857293	454819384	454781444	454745894	454711409	454677253	454642653	454608027	454572975	454539651	454505918	454471962	454437864	454405721	454372491
443323738	455019612	454975756	454935412	454897364	454857343	454819178	454781451	454745696	454711417	454677261	454642455	454608035	454572983	454539669	454505926	454471970	454437872	454405515	454372509
443322540	455019646	454975772	454935420	454897372	454857350	454819186	454781469	454745704	454711425	454677279	454642471	454608043	454572991	454539677	454505934	454471988	454437880	454405523	454372525
443322615	455019653	454975574	454935446	454897380	454857376	454819194	454781279	454745712	454711433	454677063	454642489	454608050	454573007	454539461	454505959	454471996	454437898	454405531	454372541
443330329	455019430	454975590	454935453	454897398	454857160	454819202	454781287	454745720	454711235	454677089	454642497	454607854	454573015	454539479	454505967	454472010	454437906	454405549	454372558
443329693	455019448	454975616	454935461	454897208	454857178	454819210	454781311	454745738	454711243	454677097	454642505	454607862	454572827	454539487	454505975	454472028	454437914	454405556	454372566
443327549	455019471	454975624	454935479	454897216	454857194	454819228	454781337	454745746	454711250	454677105	454642513	454607870	454572850	454539503	454505983	454472036	454437922	454405564	454372582
443326244	455019513	454975632	454935487	454897224	454857202	454819244	454781345	454745761	454711268	454677121	454642521	454607912	454572876	454539511	454505991	454472044	454437948	454405572	454372590
443321567	455019521	454975640	454935271	454897232	454857210	454819251	454781352	454745779	454711276	454677139	454642539	454607920	454572884	454539529	454505793	454472051	454437955	454405598	454372384
443321039	455019349	454975657	454935289	454897240	454857244	454819269	454781360	454745787	454711284	454677147	454642349	454607946	454572892	454539537	454505819	454471822	454437963	454405614	454372392
443317037	455019414	454975665	454935297	454897257	454857269	454819277	454781378	454745795	454711292	454677154	454642356	454607730	454572900	454539545	454505835	454471830	454437757	454405408	454372400
443316799	455019216	454975467	454935305	454897265	454857053	454819061	454781386	454745589	454711300	454677162	454642364	454607748	454572918	454539552	454505843	454471848	454437765	454405416	454372426
443316005	455019232	454975475	454935313	454897273	454857061	454819079	454781162	454745605	454711326	454676974	454642380	454607771	454572710	454539560	454505850	454471855	454437781	454405424	454372434
443314869	455019281	454975483	454935321	454897281	454857079	454819087	454781170	454745613	454711128	454676982	454642398	454607789	454572736	454539354	454505884	454471863	454437799	454405457	454372442
443313036	455019299	454975491	454935339	454897075	454857087	454819095	454781188	454745639	454711136	454676990	454642422	454607797	454572777	454539362	454505892	454471897	454437807	454405465	454372459
443313234	455019315	454975509	454935347	454897083	454857095	454819103	454781196	454745647	454711144	454677006	454642430	454607813	454572793	454539370	454505686	454471905	454437815	454405473	454372467
443312558	455019109	454975525	454935354	454897109	454857103	454819111	454781204	454745654	454711151	454677014	454642224	454607839	454572819	454539396	454505694	454471921	454437831	454405499	454372475
443312905	455019141	454975533	454935362	454897117	454857111	454819129	454781212	454745662	454711169	454677030	454642232	454607623	454572603	454539404	454505710	454471939	454437849	454405507	454372483
443312137	455019158	454975558	454935164	454897125	454857137	454819137	454781220	454745688	454711177	454677048	454642257	454607631	454572629	454539412	454505736	454471715	454437641	454405291	454372285
443311394	455019174	454975566	454935172	454897133	454857145	454819145	454781246	454745472	454711185	454676859	454642265	454607649	454572637	454539420	454505744	454471723	454437658	454405309	454372293
443309562	455019182	454975350	454935198	454897141	454857152	454819152	454781253	454745480	454711193	454676867	454642273	454607672	454572645	454539438	454505751	454471731	454437666	454405317	454372301
443308051	455018994	454975368	454935206	454897166	454856949	454819160	454781055	454745498	454711201	454676875	454642281	454607698	454572652	454539446	454505769	454471749	454437674	454405325	454372335
443308242	455019026	454975384	454935214	454897174	454856964	454818964	454781063	454745506	454711003	454676883	454642299	454607722	454572660	454539453	454505777	454471756	454437682	454405333	454372343
443307756	455019042	454975392	454935222	454896978	454856980	454818972	454781071	454745530	454711011	454676891	454642307	454607532	454572694	454539230	454505785	454471764	454437690	454405341	454372368
443307897	455019059	454975400	454935230	454897000	454856998	454818980	454781089	454745555	454711029	454676909	454642323	454607540	454572496	454539248	454505579	454471772	454437708	454405366	454372376
443307210	455019067	454975418	454935248	454897026	454857004	454818998	454781097	454745563	454711052	454676917	454642117	454607565	454572504	454539271	454505587	454471780	454437716	454405374	454372160
443305917	455019075	454975426	454935065	454897034	454857020	454819012	454781113	454745571	454711060	454676925	454642125	454607599	454572512	454539289	454505595	454471798	454437724	454405382	454372178
443305446	455019091	454975434	454935073	454897042	454857038	454819020	454781121	454745357	454711078	454676933	454642133	454607607	454572520	454539297	454505603	454471814	454437732	454405390	454372186
443303797	455018903	454975442	454935099	454896861	454857046	454819038	454781139	454745365	454711086	454676941	454642141	454607615	454572538	454539305	454505629	454471616	454437740	454405184	454372202
443302013	455018929	454975459	454935107	454896879	454856832	454819053	454781147	454745373	454711094	454676776	454642158	454607417	454572546	454539321	454505637	454471624	454437526	454405192	454372228
443301882	455018986	454975244	454935115	454896887	454856840	454818840	454780958	454745381	454711102	454676784	454642166	454607425	454572553	454539339	454505652	454471632	454437534	454405200	454372244
443301072	455018796	454975251	454935123	454896903	454856857	454818857	454780966	454745399	454710906	454676792	454642174	454607433	454572561	454539347	454505462	454471640	454437542	454405218	454372251
443301114	455018804	454975269	454935131	454896911	454856865	454818865	454780990	454745407	454710914	454676800	454642190	454607441	454572587	454539131	454505470	454471657	454437559	454405226	454372269
443299979	455018838	454975277	454935149	454896929	454856873	454818873	454781006	454745415	454710922	454676826	454642208	454607458	454572363	454539149	454505488	454471665	454437567	454405234	454372053
443297551	455018853	454975285	454935156	454896937	454856899	454818881	454781014	454745423	454710948	454676834	454642018	454607466	454572371	454539156	454505496	454471673	454437575	454405275	454372061
443297049	455018879	454975293	454934944	454896945	454856907	454818899	454781048	454745431	454710955	454676628	454642026	454607474	454572389	454539164	454505504	454471681	454437609	454405283	454372087
443297056	455018697	454975335	454934951	454896952	454856915	454818915	454780834	454745449	454710963	454676636	454642042	454607482	454572397	454539180	454505512	454471707	454437633	454405077	454372095
443295993	455018713	454975343	454934969	454896960	454856923	454818923	454780842	454745456	454710971	454676669	454642059	454607490	454572405	454539206	454505520	454471517	454437419	454405085	454372103
443294830	455018721	454975137	454934977	454896747	454856725	454818931	454780859	454745241	454710989	454676677	454642067	454607516	454572413	454539214	454505546	454471533	454437427	454405093	454372111
443293881	455018747	454975145	454934985	454896754	454856733	454818949	454780867	454745258	454710997	454676685	454642083	454607318	454572421	454539222	454505553	454471541	454437435	454405119	454372129
443293469	455018754	454975152	454934993	454896770	454856758	454818733	454780875	454745266	454710781	454676701	454641903	454607326	454572439	454539008	454505561	454471558	454437443	454405127	454372137
443290077	455018556	454975160	454935016	454896788	454856766	454818741	454780891	454745274	454710799	454676719	454641929	454607334	454572447	454539024	454505330	454471566	454437468	454405135	454372145
443289178	455018564	454975178	454935040	454896796	454856774	454818758	454780909	454745282	454710807	454676727	454641937	454607342	454572454	454539032	454505348	454471574	454437492	454405143	454372152
443288691	455018622	454975186	454934829	454896804	454856782	454818766	454780917	454745290	454710815	454676511	454641952	454607359	454572264	454539040	454505363	454471582	454437500	454405150	454371949
443284633	455018648	454975194	454934845	454896812	454856790	454818790	454780719	454745308	454710831	454676529	454641960	454607367	454572280	454539057	454505389	454471590	454437518	454405168	454371956
443281035	455018655	454975202	454934852	454896820	454856824	454818808	454780727	454745316	454710849	454676545	454641978	454607375	454572298	454539065	454505405	454471608	454437294	454404963	454371980
443281043	455018457	454975210	454934860	454896838	454856618	454818816	454780735	454745324	454710856	454676552	454641986	454607383	454572314	454539073	454505413	454471392	454437310	454404971	454371998
443280441	455018473	454975228	454934878	454896846	454856626	454818824	454780743	454745332	454710864	454676560	454641994	454607391	454572322	454539099	454505421	454471400	454437328	454404989	454372012
443280771	455018499	454975236	454934886	454896622	454856634	454818832	454780750	454745340	454710880	454676586	454641796	454607193	454572330	454539115	454505439	454471418	454437336	454405002	454372020
443280268	455018531	454975020	454934910	454896655	454856642	454818642	454780768	454745134	454710674	454676594	454641804	454607201	454572355	454538901	454505454	454471426	454437344	454405010	454372038
443280318	455018549	454975038	454934928	454896671	454856659	454818659	454780792	454745142	454710682	454676602	454641812	454607219	454572157	454538919	454505223	454471434	454437351	454405028	454372046
443278759	455018341	454975053	454934936	454896689	454856675	454818667	454780818	454745159	454710708	454676610	454641820	454607227	454572199	454538927	454505231	454471459	454437369	454405036	454371832
443276217	455018382	454975061	454934738	454896705	454856683	454818675	454780602	454745167	454710716	454676404	454641838	454607235	454572207	454538943	454505249	454471467	454437377	454405044	454371840
443275318	455018416	454975079	454934746	454896713	454856691	454818683	454780610	454745175	454710724	454676412	454641846	454607243	454572223	454538950	454505272	454471483	454437385	454405051	454371857
443273297	455018234	454975087	454934753	454896515	454856717	454818691	454780628	454745183	454710732	454676420	454641853	454607250	454572231	454538968	454505280	454471285	454437401	454405069	454371865
443273594	455018242	454975095	454934761	454896523	454856493	454818709	454780636	454745191	454710740	454676438	454641879	454607268	454572256	454538976	454505298	454471293	454437187	454404872	454371881
443272521	455018259	454975103	454934779	454896549	454856501	454818717	454780644	454745209	454710757	454676446	454641887	454607276	454572058	454538984	454505306	454471301	454437195	454404880	454371899
443270525	455018283	454975111	454934787	454896556	454856527	454818725	454780677	454745217	454710765	454676479	454641689	454607284	454572066	454538992	454505314	454471327	454437203	454404898	454371915
443270673	455018317	454975129	454934795	454896564	454856543	454818527	454780693	454745225	454710567	454676503	454641697	454607292	454572074	454538786	454505322	454471335	454437237	454404906	454371923
443269519	455018333	454974916	454934803	454896572	454856568	454818535	454780495	454745233	454710575	454676289	454641721	454607078	454572090	454538794	454505124	454471343	454437245	454404914	454371931
443269352	455018150	454974924	454934597	454896598	454856576	454818543	454780503	454745027	454710591	454676305	454641747	454607086	454572108	454538802	454505132	454471350	454437252	454404922	454371725
443268669	455018168	454974973	454934605	454896606	454856592	454818550	454780511	454745043	454710609	454676313	454641754	454607110	454572116	454538810	454505140	454471368	454437260	454404948	454371733
443268743	455018192	454974981	454934621	454896614	454856600	454818618	454780529	454745050	454710617	454676321	454641770	454607136	454572124	454538828	454505157	454471376	454437278	454404955	454371741
443267901	455018200	454974999	454934647	454896416	454856394	454818428	454780537	454745068	454710625	454676347	454641564	454607177	454571936	454538836	454505165	454471384	454437286	454404757	454371758
443265731	455018226	454975004	454934654	454896424	454856402	454818436	454780545	454745076	454710633	454676354	454641572	454607185	454571944	454538851	454505173	454471178	454437070	454404765	454371766
443265699	455018010	454975012	454934662	454896432	454856428	454818444	454780552	454745084	454710641	454676370	454641614	454606963	454571951	454538869	454505199	454471186	454437088	454404773	454371774
443264627	455018069	454974809	454934670	454896457	454856436	454818451	454780560	454745092	454710658	454676388	454641622	454606971	454571969	454538877	454505215	454471202	454437104	454404831	454371782
443262514	455018093	454974817	454934688	454896473	454856444	454818485	454780578	454745100	454710666	454676164	454641630	454606989	454571985	454538893	454505009	454471210	454437112	454404633	454371790
443261912	455018119	454974825	454934696	454896481	454856451	454818493	454780388	454745118	454710476	454676172	454641655	454606997	454571993	454538679	454505017	454471228	454437120	454404641	454371824
443261540	455017913	454974833	454934480	454896499	454856477	454818311	454780396	454745126	454710484	454676180	454641663	454607003	454572017	454538695	454505025	454471236	454437138	454404658	454371600
443260419	455017921	454974841	454934506	454896507	454856485	454818329	454780404	454744913	454710492	454676230	454641457	454607011	454572041	454538703	454505033	454471244	454437153	454404674	454371618
443259833	455017947	454974858	454934514	454896291	454856279	454818345	454780412	454744921	454710518	454676248	454641465	454607029	454571837	454538711	454505041	454471251	454437161	454404682	454371626
443259080	455017954	454974866	454934522	454896317	454856295	454818360	454780420	454744939	454710534	454676255	454641473	454607045	454571845	454538729	454505058	454471269	454437179	454404690	454371634

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
443257480	455017970	454974874	454934548	454896325	454856303	454818378	454780438	454744947	454710542	454676271	454641481	454607052	454571860	454538737	454505066	454471277	454436965	454404716	454371642
443256912	455017988	454974890	454934555	454896341	454856311	454818386	454780446	454744954	454710559	454676057	454641507	454606856	454571878	454538745	454505082	454471061	454436981	454404724	454371659
443255732	455017996	454974908	454934563	454896358	454856329	454818394	454780453	454744962	454710344	454676065	454641515	454606872	454571886	454538760	454505108	454471079	454436999	454404732	454371683
443255849	455018002	454974692	454934571	454896366	454856337	454818402	454780479	454744970	454710369	454676081	454641523	454606898	454571902	454538778	454504895	454471087	454437005	454404534	454371691
443255500	455017798	454974700	454934589	454896374	454856345	454818204	454780487	454744988	454710393	454676099	454641531	454606906	454571910	454538562	454504903	454471111	454437013	454404542	454371709
443254362	455017806	454974718	454934381	454896382	454856352	454818212	454780271	454744996	454710401	454676107	454641549	454606914	454571720	454538588	454504911	454471129	454437021	454404559	454371485
443252176	455017814	454974734	454934415	454896390	454856360	454818238	454780289	454745001	454710427	454676115	454641556	454606930	454571738	454538596	454504929	454471137	454437039	454404567	454371493
443251186	455017863	454974759	454934423	454896184	454856378	454818246	454780297	454745019	454710435	454676123	454641358	454606948	454571746	454538604	454504937	454471145	454437047	454404575	454371501
443250006	455017889	454974767	454934431	454896192	454856162	454818279	454780305	454744806	454710237	454676149	454641366	454606955	454571779	454538620	454504952	454471152	454437054	454404609	454371519
443250311	455017707	454974783	454934449	454896200	454856170	454818287	454780313	454744814	454710252	454676156	454641374	454606740	454571795	454538638	454504978	454470998	454437062	454404625	454371535
443247648	455017715	454974791	454934266	454896226	454856188	454818295	454780321	454744822	454710260	454675950	454641382	454606765	454571803	454538661	454504986	454471004	454436858	454404401	454371550
443247838	455017749	454974585	454934274	454896234	454856196	454818089	454780354	454744830	454710278	454675968	454641408	454606823	454571811	454538448	454504994	454471012	454436866	454404419	454371568
443247051	455017756	454974593	454934282	454896242	454856204	454818097	454780362	454744848	454710286	454675976	454641416	454606831	454571829	454538455	454504788	454471038	454436882	454404427	454371576
443246178	455017780	454974601	454934290	454896283	454856212	454818105	454780370	454744855	454710294	454675992	454641424	454606849	454571613	454538463	454504812	454471046	454436890	454404435	454371584
443245709	455017582	454974619	454934308	454896077	454856220	454818113	454780156	454744863	454710302	454676016	454641432	454606625	454571621	454538489	454504820	454471053	454436924	454404443	454371592
443243043	455017590	454974627	454934324	454896085	454856246	454818121	454780172	454744871	454710328	454676032	454641440	454606633	454571639	454538497	454504838	454470857	454436932	454404450	454371386
443242862	455017608	454974635	454934332	454896093	454856261	454818147	454780180	454744889	454710336	454676040	454641226	454606641	454571647	454538513	454504846	454470865	454436940	454404468	454371402
443242656	455017616	454974643	454934340	454896119	454856063	454818154	454780198	454744897	454710112	454675836	454641234	454606658	454571662	454538547	454504861	454470899	454436742	454404476	454371410
443242029	455017632	454974650	454934365	454896127	454856089	454818162	454780206	454744905	454710120	454675851	454641242	454606666	454571670	454538554	454504879	454470907	454436759	454404484	454371428
443237763	455017665	454974676	454934159	454896150	454856097	454817966	454780214	454744699	454710146	454675869	454641259	454606674	454571688	454538349	454504887	454470923	454436767	454404492	454371436
443237409	455017673	454974684	454934191	454896168	454856105	454817974	454780222	454744707	454710153	454675877	454641267	454606682	454571696	454538356	454504671	454470931	454436775	454404500	454371444
443237508	455017467	454974494	454934209	454896176	454856113	454817982	454780230	454744723	454710179	454675893	454641275	454606690	454571704	454538364	454504697	454470949	454436783	454404302	454371451
443235148	455017475	454974528	454934217	454895962	454855966	454817990	454780248	454744731	454710187	454675919	454641309	454606708	454571514	454538372	454504705	454470725	454436791	454404328	454371469
443232947	455017491	454974536	454934225	454895970	454855974	454818006	454780255	454744756	454710203	454675711	454641325	454606724	454571522	454538380	454504713	454470733	454436817	454404344	454371477
443232954	455017509	454974544	454934241	454895988	454855982	454818014	454780263	454744764	454710211	454675737	454641333	454606526	454571530	454538414	454504721	454470741	454436833	454404351	454371261
443232376	455017533	454974551	454934258	454895996	454855990	454818022	454780040	454744772	454710229	454675745	454641119	454606542	454571548	454538422	454504739	454470758	454436841	454404377	454371279
443231766	455017541	454974577	454934043	454896002	454856006	454818030	454780057	454744780	454710039	454675752	454641127	454606559	454571563	454538430	454504747	454470774	454436635	454404385	454371295
443226386	455017350	454974353	454934050	454896028	454856014	454818048	454780065	454744798	454710047	454675760	454641143	454606567	454571589	454538232	454504754	454470782	454436643	454404393	454371303
443225230	455017384	454974361	454934068	454896044	454856022	454818055	454780073	454744582	454710054	454675786	454641150	454606575	454571597	454538240	454504762	454470790	454436668	454404187	454371311
443224340	455017392	454974379	454934084	454896051	454856030	454818063	454780081	454744590	454710062	454675794	454641168	454606583	454571605	454538257	454504770	454470808	454436676	454404211	454371329
443222823	455017426	454974387	454934092	454895855	454856048	454817883	454780099	454744608	454710070	454675802	454641176	454606591	454571399	454538265	454504564	454470816	454436700	454404237	454371337
443222484	455017244	454974395	454934100	454895863	454855834	454817909	454780107	454744616	454710088	454675810	454641184	454606617	454571407	454538273	454504580	454470832	454436718	454404245	454371345
443221262	455017269	454974411	454934134	454895871	454855842	454817925	454780115	454744624	454709890	454675604	454641192	454606419	454571415	454538117	454504598	454470600	454436726	454404252	454371352
443220488	455017277	454974429	454934142	454895889	454855859	454817933	454780123	454744632	454709908	454675612	454641218	454606427	454571423	454538125	454504614	454470618	454436734	454404260	454371360
443215942	455017335	454974437	454933946	454895897	454855867	454817958	454780131	454744640	454709916	454675638	454641010	454606435	454571431	454538133	454504622	454470642	454436528	454404278	454371154
443216031	455017145	454974445	454933953	454895913	454855875	454817743	454780149	454744657	454709924	454675646	454641028	454606443	454571449	454538141	454504630	454470659	454436536	454404286	454371162
443213426	455017178	454974247	454933961	454895947	454855883	454817776	454779935	454744665	454709932	454675653	454641036	454606450	454571456	454538158	454504648	454470675	454436544	454404070	454371196
443212659	455017236	454974254	454933979	454895954	454855891	454817784	454779943	454744673	454709940	454675661	454641044	454606468	454571464	454538166	454504655	454470691	454436551	454404088	454371204
443211842	455017020	454974270	454933987	454895731	454855909	454817792	454779968	454744681	454709957	454675687	454641051	454606476	454571480	454538174	454504663	454470493	454436569	454404096	454371212
443210265	455017061	454974288	454933995	454895749	454855917	454817800	454779976	454744475	454709965	454675695	454641069	454606492	454571282	454538190	454504457	454470501	454436577	454404104	454371238
443208822	455017079	454974296	454934027	454895780	454855925	454817842	454779984	454744483	454709973	454675497	454641085	454606500	454571290	454538208	454504465	454470519	454436585	454404120	454371246
443207972	455017111	454974320	454933821	454895798	454855727	454817636	454779992	454744509	454709981	454675505	454641093	454606294	454571308	454538216	454504473	454470527	454436601	454404138	454371253
443207980	455016915	454974338	454933847	454895806	454855735	454817644	454780008	454744517	454709999	454675513	454641101	454606310	454571316	454537994	454504481	454470535	454436619	454404146	454371048
443206727	455016923	454974346	454933862	454895814	454855743	454817651	454780016	454744525	454709783	454675562	454640897	454606336	454571324	454538018	454504507	454470543	454436627	454404153	454371063
443206354	455016956	454974130	454933870	454895822	454855750	454817677	454780024	454744533	454709791	454675596	454640905	454606344	454571332	454538026	454504515	454470576	454436395	454403973	454371071
443205901	455016964	454974148	454933888	454895830	454855768	454817685	454780032	454744541	454709809	454675380	454640913	454606351	454571340	454538034	454504523	454470592	454436403	454403981	454371089
443205968	455016998	454974155	454933912	454895848	454855776	454817693	454779828	454744558	454709825	454675406	454640921	454606369	454571365	454538042	454504531	454470394	454436429	454403999	454371097
443206107	455016790	454974163	454933714	454895624	454855784	454817701	454779836	454744566	454709841	454675414	454640939	454606377	454571373	454538059	454504549	454470402	454436437	454404005	454371105
443205505	455016832	454974171	454933748	454895632	454855792	454817735	454779844	454744574	454709858	454675430	454640947	454606385	454571381	454538067	454504556	454470410	454436445	454404013	454371113
443202841	455016857	454974189	454933755	454895673	454855800	454817529	454779851	454744376	454709866	454675448	454640954	454606187	454571175	454538075	454504333	454470428	454436460	454404021	454371121
443202270	455016865	454974213	454933771	454895681	454855818	454817537	454779869	454744384	454709874	454675455	454640962	454606195	454571183	454538091	454504341	454470444	454436478	454404039	454371147
443201710	455016881	454974221	454933797	454895699	454855628	454817545	454779877	454744392	454709676	454675489	454640970	454606203	454571209	454538109	454504382	454470451	454436494	454404047	454370933
443200407	455016683	454974031	454933805	454895715	454855636	454817560	454779885	454744418	454709684	454675273	454640988	454606211	454571217	454537887	454504416	454470477	454436502	454404054	454370941
443200506	455016691	454974049	454933813	454895723	454855644	454817578	454779893	454744434	454709692	454675281	454640996	454606229	454571225	454537895	454504424	454470485	454436510	454404062	454370966
443200605	455016717	454974064	454933607	454895517	454855651	454817586	454779901	454744442	454709700	454675299	454640780	454606245	454571233	454537903	454504432	454470279	454436288	454403858	454370974
443197447	455016758	454974072	454933615	454895525	454855677	454817602	454779919	454744459	454709726	454675307	454640814	454606252	454571241	454537911	454504440	454470303	454436296	454403866	454370982
443195359	455016766	454974114	454933623	454895533	454855685	454817610	454779927	454744467	454709734	454675364	454640822	454606260	454571258	454537929	454504234	454470311	454436304	454403874	454370990
443195078	455016576	454974122	454933649	454895558	454855693	454817412	454779711	454744251	454709742	454675372	454640830	454606278	454571266	454537937	454504242	454470329	454436338	454403882	454371006
443194691	455016618	454973926	454933656	454895590	454855701	454817420	454779729	454744277	454709759	454675166	454640848	454606070	454571274	454537945	454504259	454470345	454436353	454403890	454371014
443194295	455016626	454973934	454933664	454895608	454855719	454817438	454779737	454744285	454709767	454675182	454640855	454606096	454571068	454537952	454504267	454470352	454436379	454403908	454371022
443194139	455016634	454973959	454933672	454895616	454855511	454817446	454779745	454744293	454709775	454675190	454640871	454606104	454571076	454537986	454504275	454470360	454436387	454403916	454371030
443193701	455016642	454973967	454933698	454895400	454855529	454817453	454779752	454744301	454709569	454675208	454640889	454606120	454571084	454537770	454504291	454470378	454436163	454403924	454370818
443192968	455016675	454973983	454933706	454895418	454855537	454817461	454779760	454744319	454709577	454675216	454640681	454606138	454571092	454537788	454504309	454470386	454436171	454403940	454370834
443192083	455016501	454973991	454933516	454895434	454855545	454817479	454779778	454744327	454709585	454675232	454640707	454606146	454571100	454537796	454504317	454470170	454436189	454403742	454370842
443191366	455016527	454974007	454933524	454895442	454855552	454817487	454779786	454744335	454709593	454675240	454640723	454606153	454571126	454537804	454504325	454470188	454436197	454403759	454370859
443189691	455016535	454973801	454933540	454895459	454855586	454817495	454779794	454744343	454709601	454675265	454640749	454606161	454571134	454537853	454504127	454470196	454436205	454403767	454370867
443189170	455016543	454973819	454933557	454895467	454855594	454817503	454779802	454744152	454709619	454675059	454640756	454606179	454571142	454537861	454504150	454470204	454436213	454403775	454370883
443188685	455016568	454973827	454933573	454895475	454855404	454817511	454779810	454744178	454709627	454675075	454640772	454605965	454571159	454537671	454504176	454470212	454436247	454403783	454370909
443188693	455016378	454973835	454933599	454895509	454855420	454817321	454779604	454744186	454709635	454675083	454640566	454605981	454570979	454537689	454504200	454470220	454436254	454403791	454370925
443188909	455016386	454973850	454933383	454895301	454855438	454817339	454779612	454744202	454709650	454675091	454640590	454605999	454570987	454537697	454504218	454470238	454436262	454403809	454370701
443188370	455016394	454973868	454933391	454895319	454855446	454817347	454779620	454744210	454709668	454675109	454640608	454606005	454570995	454537713	454504010	454470261	454436270	454403817	454370719
443188198	455016410	454973876	454933425	454895327	454855453	454817354	454779638	454744244	454709452	454675117	454640616	454606013	454571001	454537721	454504036	454470055	454436056	454403825	454370727
443185459	455016428	454973892	454933433	454895343	454855461	454817370	454779646	454744038	454709478	454675133	454640624	454606021	454571019	454537739	454504044	454470063	454436064	454403841	454370735

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
443184676	455016451	454973900	454933441	454895384	454855479	454817404	454779653	454744046	454709486	454675141	454640632	454606039	454571035	454537747	454504051	454470071	454436072	454403635	454370743
443183884	455016329	454973694	454933458	454895194	454855487	454817206	454779661	454744053	454709494	454675158	454640640	454606047	454571043	454537754	454504069	454470089	454436080	454403643	454370768
443182795	455016337	454973702	454933284	454895202	454855495	454817222	454779679	454744087	454709510	454674953	454640665	454606054	454571050	454537762	454504077	454470097	454436098	454403650	454370776
443181706	455016196	454973710	454933292	454895210	454855289	454817255	454779687	454744095	454709528	454674979	454640459	454606062	454570854	454537556	454504085	454470105	454436106	454403668	454370784
443180989	455016204	454973736	454933318	454895236	454855297	454817263	454779695	454744103	454709551	454674987	454640483	454605858	454570862	454537564	454504093	454470121	454436114	454403676	454370792
443180476	455016212	454973751	454933326	454895244	454855305	454817271	454779703	454744111	454709353	454674995	454640491	454605874	454570870	454537572	454504119	454470147	454436122	454403684	454370800
443178587	455016030	454973769	454933359	454895277	454855313	454817289	454779497	454744137	454709361	454675000	454640509	454605908	454570888	454537580	454503905	454469958	454436130	454403692	454370594
443177886	455016048	454973785	454933367	454895079	454855321	454817297	454779513	454743923	454709403	454675034	454640517	454605916	454570896	454537598	454503913	454469966	454436155	454403700	454370602
443178058	455016055	454973793	454933375	454895087	454855354	454817099	454779547	454743931	454709411	454675042	454640525	454605924	454570904	454537606	454503921	454469974	454435942	454403718	454370610
443176011	455015941	454973579	454933169	454895103	454855362	454817107	454779554	454743949	454709437	454674839	454640533	454605932	454570912	454537622	454503939	454469982	454435959	454403726	454370628
443175492	455015958	454973587	454933177	454895111	454855370	454817123	454779570	454743956	454709239	454674847	454640558	454605940	454570920	454537630	454503954	454469990	454435975	454403734	454370636
443174776	455015990	454973595	454933193	454895137	454855388	454817131	454779588	454743972	454709247	454674854	454640343	454605957	454570938	454537655	454503996	454470006	454435983	454403528	454370644
443174792	455015792	454973611	454933201	454895145	454855172	454817149	454779596	454743998	454709254	454674862	454640350	454605759	454570946	454537440	454504002	454470014	454435991	454403536	454370651
443174354	455015818	454973629	454933219	454894965	454855206	454817156	454779380	454744004	454709262	454674896	454640368	454605775	454570953	454537457	454503798	454470030	454436015	454403551	454370669
443174115	455015834	454973637	454933235	454894973	454855214	454817180	454779398	454743824	454709270	454674904	454640376	454605783	454570748	454537465	454503830	454469834	454436031	454403569	454370685
443173505	455015842	454973645	454933243	454894981	454855230	454817198	454779406	454743832	454709296	454674912	454640392	454605809	454570797	454537473	454503848	454469859	454436049	454403577	454370693
443172721	455015859	454973652	454933052	454895004	454855248	454816992	454779414	454743840	454709304	454674938	454640400	454605825	454570805	454537481	454503863	454469867	454435827	454403585	454370495
443171384	455015867	454973660	454933060	454895012	454855255	454817016	454779422	454743857	454709320	454674722	454640418	454605833	454570813	454537499	454503871	454469875	454435835	454403593	454370511
443171392	455015685	454973678	454933086	454895020	454855263	454817032	454779430	454743873	454709122	454674748	454640426	454605635	454570821	454537507	454503889	454469883	454435843	454403601	454370529
443171533	455015693	454973686	454933094	454895038	454855271	454817040	454779448	454743881	454709130	454674755	454640236	454605643	454570839	454537515	454503897	454469891	454435850	454403619	454370537
443171632	455015701	454973462	454933110	454895046	454855065	454817065	454779455	454743899	454709205	454674763	454640244	454605676	454570631	454537523	454503681	454469909	454435868	454403411	454370552
443168554	455015735	454973470	454933128	454895053	454855081	454817073	454779463	454743709	454709213	454674797	454640251	454605684	454570649	454537531	454503699	454469917	454435876	454403429	454370560
443167317	455015768	454973488	454933136	454894858	454855115	454817081	454779471	454743717	454709221	454674821	454640269	454605692	454570656	454537549	454503707	454469925	454435884	454403437	454370578
443166376	455015776	454973504	454933144	454894874	454855131	454816877	454779489	454743725	454709015	454674615	454640277	454605718	454570664	454537333	454503715	454469933	454435892	454403445	454370586
443165105	455015560	454973512	454933151	454894890	454855156	454816901	454779265	454743733	454709031	454674623	454640285	454605726	454570672	454537341	454503756	454469735	454435900	454403452	454370388
443164447	455015578	454973538	454932948	454894908	454855164	454816919	454779281	454743758	454709049	454674631	454640293	454605734	454570680	454537358	454503764	454469750	454435918	454403460	454370396
443164058	455015586	454973546	454932955	454894924	454854985	454816927	454779307	454743766	454709072	454674649	454640301	454605510	454570698	454537366	454503772	454469776	454435926	454403478	454370404
443164231	455015628	454973553	454932997	454894932	454854993	454816935	454779315	454743782	454709080	454674656	454640319	454605528	454570706	454537374	454503566	454469784	454435702	454403486	454370420
443163472	455015644	454973355	454933003	454894940	454855008	454816943	454779323	454743790	454709106	454674664	454640327	454605544	454570714	454537382	454503574	454469792	454435710	454403502	454370438
443162102	455015669	454973371	454933029	454894726	454855016	454816968	454779331	454743600	454709114	454674672	454640335	454605551	454570722	454537390	454503582	454469800	454435728	454403510	454370446
443162151	455015453	454973389	454933037	454894734	454855024	454816976	454779349	454743618	454708918	454674680	454640129	454605585	454570532	454537408	454503590	454469610	454435736	454403296	454370453
443161559	455015461	454973397	454933045	454894742	454855032	454816760	454779364	454743626	454708926	454674698	454640145	454605601	454570540	454537416	454503608	454469636	454435769	454403304	454370461
443159033	455015479	454973413	454932831	454894767	454855057	454816778	454779133	454743642	454708934	454674706	454640152	454605619	454570565	454537424	454503624	454469644	454435777	454403312	454370479
443154869	455015495	454973421	454932856	454894775	454854852	454816786	454779158	454743659	454708942	454674714	454640160	454605403	454570581	454537226	454503640	454469651	454435785	454403338	454370263
443153960	455015503	454973447	454932880	454894783	454854860	454816794	454779166	454743667	454708967	454674516	454640178	454605429	454570607	454537234	454503459	454469677	454435801	454403346	454370271
443152616	455015537	454973454	454932898	454894791	454854886	454816810	454779174	454743675	454708975	454674524	454640202	454605437	454570615	454537242	454503467	454469685	454435819	454403379	454370297
443149067	455015388	454973249	454932906	454894809	454854894	454816828	454779182	454743485	454708983	454674540	454640210	454605445	454570623	454537259	454503475	454469719	454435603	454403387	454370305
443149422	455015396	454973264	454932914	454894825	454854902	454816836	454779190	454743493	454708991	454674565	454640228	454605452	454570417	454537275	454503483	454469511	454435611	454403403	454370313
443147558	455015404	454973272	454932930	454894635	454854910	454816869	454779216	454743519	454708801	454674581	454640012	454605486	454570433	454537283	454503491	454469537	454435637	454403189	454370321
443141700	455015412	454973298	454932724	454894643	454854928	454816653	454779257	454743527	454708819	454674599	454640020	454605494	454570458	454537291	454503525	454469545	454435645	454403197	454370339
443141080	455015438	454973306	454932732	454894676	454854738	454816679	454779026	454743543	454708827	454674607	454640038	454605288	454570466	454537317	454503533	454469552	454435652	454403205	454370347
443138714	455015289	454973314	454932740	454894684	454854761	454816703	454779034	454743550	454708835	454674391	454640046	454605296	454570474	454537325	454503541	454469578	454435660	454403213	454370354
443134309	455015297	454973322	454932757	454894700	454854779	454816729	454779059	454743568	454708843	454674409	454640053	454605312	454570482	454537127	454503558	454469586	454435678	454403221	454370362
443130653	455015305	454973330	454932773	454894718	454854795	454816737	454779067	454743576	454708850	454674417	454640061	454605320	454570490	454537135	454503368	454469602	454435686	454403239	454370149
443128905	455015164	454973348	454932799	454894502	454854803	454816752	454779083	454743584	454708868	454674441	454640095	454605338	454570508	454537143	454503376	454469396	454435694	454403247	454370156
443124839	455015172	454973132	454932807	454894536	454854811	454816554	454779091	454743386	454708876	454674458	454640111	454605346	454570516	454537150	454503384	454469404	454435488	454403254	454370164
443122429	455015206	454973140	454932823	454894544	454854837	454816570	454779109	454743394	454708884	454674466	454639915	454605353	454570300	454537176	454503392	454469446	454435496	454403262	454370172
443121868	455015222	454973165	454932625	454894551	454854613	454816596	454779125	454743410	454708892	454674474	454639931	454605361	454570318	454537184	454503400	454469453	454435504	454403270	454370180
443105184	455015016	454973181	454932641	454894577	454854639	454816604	454778911	454743428	454708694	454674482	454639949	454605387	454570326	454537192	454503418	454469461	454435512	454403288	454370206
443104062	455015040	454973207	454932658	454894593	454854647	454816612	454778929	454743444	454708702	454674490	454639972	454605395	454570334	454537200	454503426	454469479	454435520	454403072	454370214
443099924	455015065	454973223	454932492	454894395	454854670	454816620	454778937	454743451	454708710	454674300	454639980	454605171	454570342	454537010	454503434	454469271	454435538	454403080	454370230
443094081	455015081	454973231	454932500	454894403	454854688	454816638	454778945	454743469	454708728	454674318	454639998	454605189	454570359	454537044	454503442	454469297	454435561	454403098	454370248
443094123	455015115	454973025	454932526	454894411	454854696	454816430	454778952	454743287	454708736	454674326	454640004	454605197	454570367	454537051	454503244	454469305	454435579	454403106	454370032
443092788	455014944	454973033	454932534	454894429	454854704	454816463	454778960	454743295	454708744	454674334	454639808	454605213	454570375	454537069	454503251	454469313	454435587	454403114	454370040
443092549	455014951	454973041	454932542	454894437	454854506	454816497	454778978	454743303	454708751	454674342	454639816	454605221	454570383	454537077	454503269	454469321	454435371	454403122	454370057
443088885	455014977	454973058	454932567	454894445	454854514	454816505	454778986	454743329	454708785	454674359	454639824	454605239	454570409	454537085	454503285	454469339	454435389	454403130	454370065
443083217	455014985	454973074	454932591	454894452	454854522	454816521	454778994	454743337	454708579	454674367	454639832	454605247	454570201	454537101	454503293	454469354	454435397	454403163	454370073
443083365	455015008	454973082	454932385	454894486	454854555	454816539	454779000	454743345	454708587	454674375	454639840	454605254	454570227	454537119	454503301	454469370	454435405	454403171	454370081
443082532	455014795	454973090	454932393	454894270	454854563	454816331	454779018	454743352	454708595	454674177	454639857	454605270	454570235	454536905	454503319	454469164	454435413	454402967	454370107
443082219	455014852	454973108	454932435	454894288	454854571	454816349	454778820	454743360	454708603	454674201	454639873	454605064	454570243	454536913	454503327	454469172	454435421	454402983	454370115
443079983	455014860	454972910	454932443	454894304	454854589	454816356	454778838	454743378	454708611	454674219	454639881	454605072	454570250	454536921	454503343	454469180	454435447	454403007	454370123
443076641	455014878	454972928	454932450	454894312	454854597	454816364	454778853	454743170	454708629	454674227	454639899	454605098	454570268	454536939	454503137	454469198	454435462	454403015	454369927
443073002	455014894	454972936	454932476	454894338	454854399	454816372	454778879	454743188	454708652	454674235	454639691	454605106	454570276	454536947	454503152	454469206	454435470	454403023	454369935
443070776	455014712	454972944	454932252	454894387	454854423	454816398	454778887	454743196	454708660	454674243	454639709	454605122	454570284	454536954	454503160	454469222	454435272	454403031	454369943
443067954	455014720	454972969	454932260	454894163	454854431	454816414	454778903	454743204	454708462	454674250	454639725	454605130	454570292	454536962	454503178	454469255	454435280	454403056	454369950
443066097	455014753	454972985	454932278	454894171	454854449	454816422	454778697	454743220	454708470	454674276	454639733	454605148	454570086	454536996	454503186	454469065	454435298	454402850	454369968
443063839	455014761	454972993	454932286	454894189	454854456	454816216	454778705	454743246	454708488	454674078	454639766	454605155	454570094	454537002	454503194	454469073	454435314	454402868	454369984
443062732	455014779	454972795	454932336	454894197	454854464	454816224	454778713	454743253	454708496	454674086	454639774	454605163	454570102	454536798	454503202	454469099	454435330	454402876	454369992
443061791	455014787	454972803	454932377	454894205	454854472	454816240	454778739	454743261	454708504	454674110	454639584	454604950	454570110	454536814	454503210	454469107	454435348	454402884	454370008
443059993	455014571	454972811	454932138	454894221	454854480	454816273	454778747	454743279	454708512	454674128	454639592	454604968	454570128	454536822	454503228	454469115	454435355	454402892	454370016
443060058	455014597	454972829	454932146	454894239	454854498	454816299	454778754	454743071	454708553	454674136	454639600	454604976	454570136	454536830	454503236	454469131	454435363	454402918	454370024
443056833	455014605	454972852	454932153	454894254	454854274	454816117	454778762	454743089	454708561	454674144	454639634	454604984	454570144	454536848	454503020	454469149	454435157	454402926	454369810
443056130	455014647	454972878	454932161	454894056	454854282	454816133	454778770	454743097	454708355	454674169	454639642	454604992	454570169	454536863	454503038	454469156	454435165	454402934	454369828

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
443053723	455014480	454972886	454932179	454894072	454854290	454816141	454778788	454743113	454708363	454673963	454639659	454605007	454570185	454536871	454503046	454468968	454435173	454402942	454369836
443049325	455014498	454972894	454932195	454894080	454854308	454816166	454778796	454743121	454708371	454673971	454639667	454605015	454569971	454536889	454503053	454468992	454435199	454402959	454369844
443045745	455014506	454972720	454932211	454894098	454854316	454816174	454778580	454743139	454708389	454673989	454639675	454605023	454569989	454536681	454503061	454469008	454435207	454402744	454369851
443045075	455014522	454972746	454932229	454894106	454854340	454816182	454778598	454743147	454708397	454673997	454639477	454605049	454570003	454536699	454503079	454469016	454435215	454402751	454369869
443043237	455014548	454972753	454932021	454894114	454854357	454816190	454778606	454743154	454708405	454674011	454639485	454605056	454570011	454536715	454503087	454469024	454435223	454402769	454369877
443041447	455014431	454972761	454932039	454894122	454854381	454816208	454778614	454743162	454708413	454674029	454639519	454604851	454570029	454536723	454503095	454469032	454435231	454402777	454369885
443040308	455014456	454972787	454932047	454894130	454854167	454816018	454778630	454742966	454708439	454674037	454639527	454604869	454570037	454536731	454503111	454469040	454435249	454402785	454369893
443038443	455014241	454972571	454932062	454894148	454854175	454816034	454778648	454742974	454708454	454674045	454639543	454604885	454570045	454536749	454503129	454469057	454435256	454402793	454369901
443037486	455014258	454972589	454932070	454894155	454854183	454816067	454778655	454742982	454708231	454674052	454639550	454604893	454570052	454536756	454502915	454468844	454435033	454402801	454369919
443037502	455014266	454972597	454932112	454893942	454854191	454816075	454778671	454743006	454708249	454673856	454639568	454604901	454570060	454536772	454502931	454468851	454435066	454402819	454369703
443036116	455014290	454972639	454932120	454893959	454854209	454816091	454778689	454743014	454708256	454673864	454639576	454604919	454569864	454536780	454502949	454468869	454435074	454402827	454369711
443032552	455014316	454972647	454931916	454893967	454854217	454815887	454778481	454743030	454708264	454673872	454639360	454604935	454569898	454536574	454502956	454468877	454435082	454402835	454369729
443028352	455014324	454972654	454931940	454893975	454854225	454815895	454778499	454743048	454708272	454673880	454639378	454604943	454569906	454536582	454502964	454468919	454435090	454402843	454369737
443027347	455014340	454972662	454931957	454893983	454854241	454815911	454778515	454743055	454708280	454673898	454639386	454604737	454569914	454536590	454502972	454468927	454435108	454402645	454369745
443026752	455014134	454972456	454931965	454893991	454854266	454815929	454778523	454742867	454708298	454673914	454639394	454604745	454569922	454536608	454502980	454468935	454435116	454402652	454369752
443024450	455014142	454972464	454931981	454894007	454854050	454815937	454778531	454742875	454708314	454673922	454639402	454604752	454569930	454536616	454502998	454468745	454435124	454402660	454369760
443016902	455014159	454972472	454931999	454894023	454854084	454815960	454778556	454742883	454708322	454673930	454639410	454604778	454569948	454536624	454503012	454468752	454435132	454402678	454369778
443003652	455014175	454972480	454932005	454894049	454854092	454815978	454778564	454742891	454708330	454673948	454639436	454604794	454569955	454536632	454502808	454468760	454435140	454402686	454369786
442983086	455014183	454972498	454931791	454893835	454854100	454815986	454778572	454742909	454708348	454673732	454639444	454604828	454569963	454536640	454502816	454468778	454434929	454402694	454369802
442976478	455014191	454972506	454931809	454893843	454854118	454815796	454778366	454742925	454708124	454673757	454639451	454604612	454569740	454536657	454502824	454468786	454434937	454402702	454369596
442972642	455014209	454972514	454931817	454893850	454854142	454815812	454778374	454742941	454708132	454673765	454639246	454604620	454569765	454536665	454502832	454468802	454434945	454402710	454369604
442968608	455014233	454972522	454931825	454893876	454853946	454815838	454778382	454742750	454708157	454673799	454639253	454604646	454569781	454536673	454502840	454468810	454434952	454402728	454369620
442968087	455014027	454972530	454931833	454893884	454853953	454815853	454778416	454742768	454708173	454673815	454639261	454604661	454569799	454536467	454502857	454468828	454434960	454402736	454369646
442966826	455014035	454972340	454931866	454893900	454853961	454815861	454778424	454742776	454708181	454673823	454639279	454604679	454569807	454536475	454502865	454468836	454434978	454402520	454369653
442957643	455014050	454972357	454931874	454893926	454853979	454815879	454778432	454742784	454708199	454673831	454639287	454604687	454569815	454536483	454502873	454468679	454434986	454402538	454369661
442955662	455014100	454972365	454931882	454893934	454853995	454815689	454778457	454742818	454708207	454673633	454639295	454604695	454569823	454536509	454502881	454468687	454434994	454402546	454369679
442928628	455014118	454972373	454931908	454893728	454854001	454815697	454778259	454742826	454708215	454673641	454639303	454604703	454569831	454536517	454502899	454468695	454435017	454402553	454369695
442915971	455013912	454972381	454931684	454893736	454854027	454815705	454778267	454742842	454708223	454673658	454639311	454604711	454569849	454536525	454502907	454468703	454434820	454402561	454369497
442911590	455013920	454972415	454931692	454893751	454854035	454815713	454778283	454742859	454708009	454673674	454639345	454604505	454569633	454536533	454502691	454468711	454434838	454402579	454369505
442909552	455013938	454972423	454931700	454893769	454853847	454815721	454778291	454742651	454708017	454673690	454639352	454604521	454569666	454536558	454502717	454468737	454434846	454402587	454369513
442898185	455014001	454972431	454931718	454893777	454853854	454815739	454778309	454742669	454708025	454673716	454639139	454604554	454569674	454536566	454502725	454468539	454434853	454402595	454369562
442896049	455013805	454972449	454931726	454893785	454853870	454815762	454778317	454742677	454708033	454673724	454639147	454604562	454569682	454536368	454502733	454468554	454434861	454402603	454369588
442891107	455013813	454972258	454931734	454893827	454853896	454815556	454778325	454742693	454708041	454673518	454639154	454604570	454569708	454536376	454502741	454468562	454434879	454402611	454369372
442889176	455013839	454972274	454931742	454893611	454853904	454815564	454778333	454742701	454708058	454673526	454639162	454604588	454569716	454536384	454502766	454468570	454434887	454402629	454369398
442881660	455013854	454972282	454931759	454893629	454853912	454815572	454778341	454742735	454708066	454673534	454639188	454604604	454569732	454536392	454502774	454468604	454434895	454402413	454369406
442849048	455013862	454972308	454931767	454893652	454853938	454815606	454778358	454742560	454708074	454673559	454639204	454604414	454569526	454536400	454502790	454468612	454434903	454402421	454369422
442847067	455013870	454972316	454931775	454893660	454853730	454815614	454778143	454742578	454708082	454673575	454639220	454604422	454569534	454536418	454502584	454468620	454434911	454402439	454369448
442842027	455013698	454972332	454931783	454893678	454853748	454815622	454778150	454742594	454708108	454673583	454639238	454604430	454569559	454536426	454502618	454468414	454434739	454402447	454369455
442839676	455013722	454972142	454931577	454893686	454853755	454815648	454778168	454742610	454707878	454673591	454639030	454604448	454569567	454536434	454502667	454468422	454434747	454402454	454369463
442834628	455013730	454972159	454931585	454893694	454853805	454815655	454778176	454742420	454707886	454673617	454639048	454604455	454569575	454536442	454502493	454468430	454434762	454402462	454369265
442816567	455013763	454972167	454931619	454893702	454853813	454815440	454778192	454742438	454707894	454673401	454639063	454604471	454569583	454536251	454502527	454468455	454434770	454402470	454369273
442809943	455013599	454972175	454931627	454893512	454853821	454815457	454778200	454742503	454707910	454673427	454639071	454604489	454569591	454536269	454502535	454468463	454434796	454402488	454369281
442808440	455013664	454972183	454931635	454893520	454853623	454815465	454778218	454742321	454707928	454673435	454639089	454604497	454569609	454536277	454502550	454468471	454434804	454402496	454369299
442805065	455013672	454972217	454931643	454893538	454853631	454815473	454778226	454742339	454707936	454673450	454639113	454604307	454569617	454536285	454502576	454468489	454434580	454402504	454369315
442804332	455013466	454972225	454931460	454893579	454853649	454815481	454778234	454742354	454707944	454673468	454639121	454604315	454569419	454536293	454502360	454468497	454434598	454402512	454369323
442803326	455013474	454972019	454931478	454893587	454853656	454815507	454778242	454742370	454707993	454673484	454638941	454604323	454569427	454536301	454502378	454468505	454434606	454402322	454369331
442792743	455013482	454972027	454931502	454893595	454853664	454815515	454778044	454742396	454707753	454673492	454638958	454604331	454569435	454536319	454502394	454468315	454434630	454402348	454369349
442777777	455013490	454972068	454931528	454893603	454853680	454815549	454778051	454742206	454707779	454673500	454638966	454604356	454569443	454536327	454502402	454468323	454434648	454402355	454369356
442771242	455013516	454972118	454931536	454893397	454853706	454815333	454778069	454742214	454707795	454673294	454638974	454604364	454569468	454536335	454502410	454468331	454434655	454402363	454369364
442749263	455013532	454971904	454931544	454893405	454853714	454815341	454778077	454742222	454707803	454673302	454639006	454604380	454569484	454536343	454502428	454468349	454434671	454402371	454369141
442747598	455013540	454971912	454931569	454893413	454853722	454815358	454778085	454742230	454707811	454673310	454638800	454604398	454569492	454536350	454502436	454468364	454434689	454402389	454369158
442739728	455013367	454971946	454931387	454893454	454853516	454815366	454778093	454742255	454707829	454673344	454638818	454604208	454569500	454536145	454502444	454468372	454434473	454402397	454369166
442737532	455013375	454971979	454931395	454893462	454853524	454815374	454778101	454742263	454707837	454673351	454638834	454604216	454569518	454536186	454502451	454468380	454434481	454402405	454369182
442736658	455013417	454971987	454931403	454893488	454853557	454815382	454778119	454742271	454707845	454673369	454638842	454604224	454569310	454536202	454502469	454468406	454434499	454402181	454369190
442729356	455013433	454971995	454931411	454893496	454853565	454815390	454778127	454742289	454707852	454673377	454638859	454604232	454569328	454536210	454502246	454468190	454434507	454402199	454369208
442696704	455013441	454972001	454931429	454893280	454853573	454815408	454778135	454742297	454707654	454673385	454638875	454604240	454569336	454536236	454502261	454468208	454434515	454402215	454369224
442695912	455013243	454971797	454931445	454893298	454853581	454815416	454777939	454742305	454707662	454673187	454638883	454604257	454569351	454536244	454502279	454468216	454434523	454402223	454369232
442693966	455013250	454971805	454931452	454893306	454853599	454815424	454777947	454742099	454707670	454673195	454638891	454604265	454569377	454536020	454502287	454468224	454434531	454402231	454369240
442692141	455013268	454971821	454931254	454893314	454853607	454815432	454777954	454742115	454707688	454673203	454638909	454604273	454569385	454536046	454502295	454468232	454434549	454402249	454369257
442689964	455013284	454971847	454931262	454893330	454853433	454815234	454777962	454742123	454707696	454673211	454638917	454604281	454569401	454536053	454502303	454468240	454434358	454402256	454369026
442685079	455013292	454971870	454931270	454893348	454853441	454815242	454777970	454742149	454707704	454673229	454638693	454604299	454569211	454536061	454502311	454468257	454434366	454402264	454369034
442676763	455013300	454971888	454931288	454893355	454853458	454815259	454777988	454742156	454707712	454673245	454638701	454604109	454569229	454536079	454502329	454468265	454434374	454402272	454369042
442673885	455013326	454971680	454931296	454893363	454853474	454815267	454778002	454742164	454707720	454673252	454638719	454604117	454569237	454536087	454502337	454468273	454434382	454402280	454369059
442663852	455013342	454971698	454931338	454893371	454853490	454815275	454778010	454742172	454707738	454673260	454638727	454604133	454569245	454536095	454502345	454468281	454434390	454402298	454369067
442649836	455013128	454971714	454931346	454893389	454853508	454815283	454778028	454742180	454707746	454673278	454638735	454604158	454569252	454536103	454502121	454468083	454434408	454402074	454369083
442627352	455013151	454971722	454931130	454893207	454853292	454815291	454777814	454742198	454707548	454673062	454638750	454604166	454569260	454536129	454502147	454468091	454434416	454402082	454369091
442528121	455013169	454971730	454931148	454893215	454853300	454815317	454777822	454741984	454707555	454673088	454638776	454604174	454569278	454535915	454502154	454468109	454434424	454402090	454369125
442495818	455013177	454971748	454931155	454893223	454853318	454815127	454777830	454741992	454707563	454673096	454638784	454604182	454569286	454535923	454502162	454468117	454434432	454402116	454369133
442383550	455013185	454971763	454931163	454893256	454853326	454815135	454777855	454742008	454707571	454673112	454638792	454603986	454569294	454535949	454502170	454468125	454434440	454402124	454368929
442378659	455013201	454971771	454931189	454893264	454853334	454815143	454777863	454742016	454707589	454673138	454638560	454604000	454569302	454535964	454502188	454468133	454434457	454402132	454368937
442332847	455013219	454971573	454931213	454893272	454853342	454815150	454777871	454742024	454707597	454673146	454638586	454604018	454569096	454535998	454502196	454468141	454434242	454402140	454368952
441907797	455013235	454971581	454931239	454893066	454853359	454815176	454777889	454742032	454707605	454673161	454638594	454604026	454569104	454536004	454502204	454468158	454434259	454402157	454368960
441867769	455013011	454971599	454931023	454893074	454853367	454815184	454777897	454742040	454707613	454673179	454638644	454604034	454569112	454536012	454502238	454468166	454434275	454402165	454368978

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455072983	455013052	454971631	454931049	454893082	454853375	454815192	454777715	454742057	454707621	454672957	454638677	454604042	454569120	454535808	454502022	454468174	454434283	454401969	454368986
455073007	455013078	454971649	454931064	454893090	454853383	454815200	454777731	454742073	454707639	454672965	454638685	454604059	454569146	454535816	454502030	454468182	454434291	454401977	454368994
455072900	455013094	454971656	454931080	454893108	454853391	454815218	454777749	454742081	454707647	454672973	454638453	454604067	454569179	454535840	454502055	454467986	454434309	454401985	454369000
455072934	455012898	454971474	454931098	454893116	454853177	454815002	454777756	454741877	454707415	454672999	454638461	454604075	454569187	454535857	454502071	454467994	454434317	454402009	454369018
455072710	455012906	454971482	454931106	454893132	454853193	454815028	454777772	454741885	454707431	454673013	454638479	454604083	454569195	454535865	454502097	454468000	454434333	454402017	454368804
455072736	455012930	454971490	454931114	454893140	454853219	454815044	454777780	454741893	454707449	454673021	454638487	454603895	454568973	454535873	454502105	454468026	454434341	454402025	454368812
455072553	455012948	454971508	454931122	454893157	454853227	454815069	454777806	454741901	454707456	454673039	454638503	454603903	454568981	454535881	454501909	454468034	454434143	454402033	454368820
455072595	455012955	454971540	454930918	454893165	454853243	454815085	454777608	454741927	454707472	454673047	454638529	454603929	454568999	454535709	454501917	454468042	454434150	454402041	454368838
455072421	455012989	454971359	454930934	454892951	454853250	454815093	454777616	454741943	454707480	454673054	454638545	454603945	454569021	454535717	454501925	454468059	454434168	454402058	454368846
455072488	455012997	454971375	454930959	454892969	454853276	454815101	454777624	454741950	454707498	454672874	454638347	454603960	454569039	454535725	454501933	454468067	454434176	454401852	454368853
455072330	455013003	454971391	454930967	454892985	454853060	454814898	454777640	454741976	454707506	454672890	454638354	454603762	454569047	454535741	454501941	454468075	454434184	454401860	454368861
455072348	455012781	454971409	454930975	454893009	454853078	454814906	454777657	454741778	454707514	454672908	454638362	454603770	454569054	454535758	454501982	454467853	454434192	454401878	454368879
455072371	455012799	454971433	454930983	454893025	454853086	454814914	454777673	454741786	454707530	454672924	454638370	454603796	454569062	454535766	454501990	454467879	454434200	454401886	454368887
455072280	455012856	454971441	454931007	454893033	454853094	454814930	454777681	454741794	454707308	454672932	454638388	454603812	454568874	454535782	454502006	454467887	454434218	454401902	454368895
455072090	455012864	454971235	454931015	454893041	454853110	454814948	454777699	454741802	454707332	454672940	454638412	454603820	454568882	454535790	454501792	454467895	454434226	454401910	454368903
455072116	455012880	454971243	454930819	454892845	454853128	454814971	454777483	454741828	454707365	454672759	454638420	454603838	454568890	454535584	454501800	454467929	454434234	454401928	454368697
455071985	455012682	454971276	454930827	454892852	454853136	454814781	454777517	454741836	454707373	454672767	454638438	454603846	454568908	454535618	454501818	454467945	454434028	454401951	454368705
455072066	455012716	454971284	454930835	454892860	454853169	454814815	454777525	454741844	454707399	454672775	454638446	454603853	454568924	454535626	454501826	454467952	454434036	454401738	454368721
455071928	455012740	454971292	454930843	454892878	454852963	454814831	454777533	454741851	454707407	454672783	454638230	454603861	454568932	454535642	454501834	454467754	454434044	454401746	454368747
455071746	455012757	454971300	454930868	454892886	454852971	454814849	454777558	454741869	454707183	454672817	454638248	454603655	454568940	454535659	454501842	454467762	454434051	454401753	454368788
455071803	455012765	454971342	454930876	454892894	454852989	454814856	454777566	454741661	454707191	454672825	454638255	454603663	454568957	454535667	454501859	454467788	454434069	454401761	454368796
455071837	455012567	454971128	454930884	454892902	454852997	454814864	454777574	454741679	454707209	454672833	454638263	454603671	454568759	454535675	454501867	454467804	454434085	454401779	454368580
455071647	455012583	454971136	454930900	454892936	454853003	454814872	454777590	454741687	454707217	454672627	454638271	454603689	454568767	454535683	454501875	454467812	454434093	454401787	454368598
455071548	455012591	454971144	454930694	454892753	454852856	454814880	454777376	454741695	454707225	454672635	454638297	454603697	454568775	454535477	454501883	454467820	454434101	454401811	454368606
455071563	455012625	454971151	454930710	454892779	454852872	454814682	454777400	454741737	454707233	454672643	454638305	454603713	454568783	454535485	454501677	454467838	454434119	454401829	454368614
455071472	455012641	454971169	454930769	454892811	454852906	454814690	454777418	454741752	454707258	454672650	454638313	454603739	454568791	454535493	454501685	454467648	454434127	454401837	454368648
455071498	455012435	454971193	454930595	454892837	454852914	454814708	454777426	454741760	454707266	454672668	454638321	454603754	454568809	454535501	454501701	454467655	454433913	454401845	454368655
455071308	455012450	454971201	454930603	454892621	454852922	454814724	454777442	454741562	454707282	454672676	454638123	454603549	454568817	454535519	454501719	454467663	454433921	454401621	454368663
455071183	455012468	454971219	454930611	454892654	454852757	454814732	454777459	454741570	454707076	454672684	454638131	454603564	454568825	454535535	454501727	454467671	454433939	454401647	454368671
455071076	455012500	454971029	454930629	454892670	454852765	454814740	454777467	454741596	454707092	454672692	454638149	454603572	454568833	454535543	454501735	454467689	454433947	454401654	454368689
455071092	455012526	454971037	454930645	454892688	454852773	454814757	454777269	454741604	454707118	454672700	454638156	454603580	454568858	454535550	454501743	454467697	454433962	454401662	454368473
455070995	455012310	454971052	454930652	454892696	454852799	454814765	454777277	454741612	454707126	454672718	454638164	454603598	454568643	454535568	454501750	454467705	454433988	454401670	454368481
455070870	455012351	454971060	454930678	454892720	454852807	454814773	454777285	454741620	454707142	454672726	454638172	454603614	454568668	454535576	454501768	454467713	454433996	454401688	454368499
455070581	455012385	454971078	454930686	454892522	454852815	454814567	454777319	454741638	454707159	454672510	454638180	454603622	454568676	454535360	454501776	454467721	454434002	454401696	454368507
455070599	455012393	454971086	454930488	454892548	454852823	454814575	454777327	454741646	454707167	454672528	454638214	454603630	454568684	454535386	454501560	454467739	454434010	454401704	454368515
455070441	455012401	454971094	454930496	454892571	454852831	454814583	454777335	454741653	454707175	454672536	454638016	454603424	454568692	454535394	454501594	454467523	454433806	454401712	454368531
455070284	455012419	454971102	454930504	454892589	454852625	454814591	454777343	454741463	454706961	454672544	454638032	454603457	454568718	454535402	454501610	454467531	454433830	454401720	454368564
455070292	455012229	454971110	454930546	454892605	454852633	454814609	454777160	454741471	454706979	454672551	454638040	454603465	454568726	454535428	454501628	454467549	454433848	454401498	454368366
455070326	455012245	454970906	454930553	454892613	454852641	454814617	454777178	454741489	454706987	454672569	454638065	454603499	454568734	454535436	454501636	454467556	454433855	454401506	454368374
455070342	455012252	454970914	454930579	454892407	454852674	454814625	454777186	454741497	454706995	454672585	454638073	454603515	454568536	454535451	454501644	454467564	454433863	454401514	454368382
455070359	455012260	454970922	454930587	454892423	454852690	454814633	454777202	454741513	454707001	454672593	454638081	454603531	454568544	454535469	454501651	454467572	454433871	454401522	454368408
455070177	455012286	454970930	454930371	454892449	454852708	454814641	454777228	454741547	454707019	454672403	454638099	454603325	454568551	454535220	454501453	454467580	454433889	454401530	454368416
455070250	455012302	454970948	454930389	454892456	454852518	454814468	454777251	454741349	454707043	454672429	454638107	454603341	454568569	454535246	454501461	454467598	454433897	454401548	454368424
455070102	455012112	454970955	454930397	454892464	454852526	454814500	454777053	454741364	454707050	454672437	454638115	454603358	454568577	454535279	454501503	454467606	454433905	454401563	454368440
455069989	455012138	454970963	454930413	454892472	454852534	454814526	454777061	454741372	454707068	454672452	454637901	454603366	454568585	454535287	454501511	454467416	454433699	454401605	454368457
455069997	455012146	454970971	454930421	454892480	454852542	454814534	454777079	454741380	454706847	454672460	454637927	454603374	454568593	454535311	454501529	454467424	454433707	454401613	454368465
455070029	455012153	454970989	454930447	454892498	454852559	454814542	454777087	454741406	454706862	454672478	454637943	454603382	454568601	454535329	454501537	454467432	454433715	454401381	454368242
455069872	455012161	454970997	454930454	454892506	454852567	454814369	454777095	454741414	454706870	454672486	454637950	454603390	454568619	454535337	454501545	454467440	454433731	454401399	454368259
455069930	455012179	454971003	454930470	454892290	454852583	454814377	454777103	454741422	454706888	454672494	454637968	454603408	454568635	454535139	454501347	454467457	454433749	454401407	454368267
455069799	455012187	454970799	454930280	454892316	454852591	454814401	454777137	454741430	454706912	454672304	454637976	454603416	454568411	454535147	454501362	454467465	454433756	454401415	454368275
455069807	455012195	454970815	454930298	454892324	454852609	454814419	454777145	454741448	454706920	454672320	454637992	454603200	454568452	454535154	454501370	454467473	454433764	454401423	454368283
455069633	455012005	454970823	454930306	454892332	454852617	454814435	454776931	454741224	454706938	454672346	454638008	454603218	454568460	454535162	454501396	454467499	454433772	454401431	454368309
455069575	455012013	454970831	454930322	454892357	454852393	454814443	454776949	454741232	454706953	454672361	454637794	454603234	454568478	454535170	454501404	454467515	454433780	454401449	454368317
455069476	455012039	454970849	454930330	454892381	454852419	454814260	454776956	454741240	454706730	454672379	454637802	454603242	454568494	454535188	454501412	454467317	454433798	454401456	454368325
455069500	455012047	454970856	454930157	454892399	454852435	454814286	454776964	454741265	454706748	454672387	454637810	454603267	454568502	454535196	454501438	454467325	454433582	454401472	454368333
455069302	455012062	454970864	454930165	454892183	454852450	454814294	454776972	454741273	454706755	454672189	454637828	454603283	454568304	454535204	454501446	454467333	454433590	454401480	454368341
455069328	455011874	454970880	454930181	454892209	454852468	454814302	454776980	454741281	454706763	454672213	454637844	454603291	454568312	454535006	454501230	454467341	454433608	454401274	454368358
455069344	455011882	454970898	454930199	454892217	454852476	454814310	454776998	454741299	454706771	454672221	454637869	454603309	454568338	454535030	454501248	454467358	454433616	454401290	454368135
455069377	455011890	454970682	454930207	454892225	454852484	454814328	454777004	454741307	454706789	454672239	454637877	454603085	454568346	454535048	454501255	454467382	454433624	454401316	454368143
455069187	455011924	454970690	454930223	454892241	454852492	454814336	454777012	454741315	454706797	454672247	454637885	454603101	454568361	454535055	454501263	454467390	454433632	454401324	454368150
455069203	455011957	454970708	454930256	454892258	454852286	454814344	454777020	454741323	454706805	454672254	454637661	454603150	454568379	454535063	454501271	454467408	454433640	454401357	454368168
455069161	455011973	454970716	454930041	454892266	454852294	454814138	454777038	454741117	454706813	454672262	454637679	454603168	454568387	454535071	454501289	454467200	454433657	454401365	454368176
455069039	455011775	454970765	454930066	454892274	454852310	454814146	454776824	454741125	454706821	454672270	454637687	454603176	454568403	454535089	454501297	454467218	454433665	454401373	454368184
455068916	455011783	454970773	454930082	454892076	454852328	454814153	454776832	454741133	454706839	454672296	454637695	454603010	454568197	454535097	454501305	454467226	454433681	454401159	454368192
455068924	455011791	454970781	454930090	454892084	454852336	454814179	454776857	454741141	454706623	454672080	454637703	454603028	454568205	454535105	454501321	454467234	454433491	454401183	454368200
455068783	455011809	454970567	454930108	454892092	454852351	454814195	454776865	454741166	454706649	454672098	454637711	454603044	454568213	454534918	454501123	454467242	454433509	454401209	454368218
455068817	455011817	454970575	454930116	454892100	454852369	454814203	454776881	454741174	454706656	454672122	454637737	454603051	454568239	454534934	454501131	454467259	454433517	454401217	454368226
455068825	455011825	454970583	454930124	454892118	454852377	454814211	454776899	454741190	454706664	454672130	454637752	454603069	454568247	454534942	454501149	454467267	454433533	454401225	454368234
455068692	455011841	454970591	454930132	454892126	454852385	454814229	454776907	454741216	454706672	454672148	454637760	454602871	454568254	454534959	454501156	454467283	454433541	454401233	454368028
455068734	455011858	454970609	454930140	454892134	454852187	454814237	454776923	454741034	454706680	454672155	454637778	454602897	454568262	454534967	454501172	454467309	454433558	454401258	454368036
455068569	455011684	454970625	454929936	454892142	454852203	454814039	454776717	454741042	454706698	454672163	454637554	454602905	454568296	454534975	454501180	454467101	454433566	454401266	454368044
455068593	455011700	454970633	454929944	454892159	454852211	454814047	454776725	454741059	454706706	454671983	454637562	454602913	454568080	454534983	454501198	454467119	454433574	454401043	454368051
455068601	455011718	454970658	454929969	454892167	454852229	454814088	454776733	454741067	454706714	454671991	454637570	454602921	454568098	454534991	454501206	454467135	454433384	454401050	454368069

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455068627	455011726	454970666	454929977	454892175	454852252	454814096	454776741	454741075	454706722	454672007	454637588	454602939	454568106	454534785	454501214	454467143	454433392	454401076	454368077
455068460	455011734	454970674	454929985	454891979	454852278	454814104	454776766	454741091	454706524	454672015	454637596	454602947	454568114	454534801	454501222	454467150	454433400	454401084	454368085
455068296	455011742	454970450	454929993	454891995	454852062	454814120	454776774	454741109	454706532	454672023	454637604	454602954	454568122	454534819	454501016	454467176	454433418	454401092	454368093
455068346	455011759	454970476	454930009	454892001	454852070	454813916	454776790	454740903	454706557	454672031	454637612	454602962	454568130	454534835	454501024	454467184	454433426	454401100	454368101
455068189	455011585	454970484	454930033	454892027	454852088	454813924	454776808	454740911	454706565	454672049	454637620	454602756	454568148	454534843	454501057	454467192	454433434	454401118	454368119
455068288	455011593	454970500	454929829	454892043	454852096	454813932	454776600	454740937	454706573	454672056	454637638	454602764	454568155	454534850	454501073	454466996	454433442	454401126	454367913
455068080	455011601	454970518	454929845	454892050	454852112	454813940	454776618	454740945	454706581	454672064	454637646	454602772	454568163	454534868	454501081	454467010	454433459	454401134	454367921
455068163	455011619	454970542	454929852	454892068	454852120	454813957	454776626	454740952	454706599	454671868	454637653	454602780	454568171	454534876	454501099	454467028	454433467	454401142	454367939
455068023	455011627	454970559	454929860	454891854	454852153	454813965	454776634	454740986	454706607	454671876	454637430	454602806	454568189	454534884	454501107	454467036	454433251	454400946	454367947
455068031	455011635	454970351	454929878	454891888	454852161	454813973	454776642	454740994	454706615	454671900	454637448	454602814	454567983	454534686	454501115	454467069	454433269	454400953	454367962
455067850	455011643	454970377	454929886	454891896	454851940	454813981	454776667	454741000	454706409	454671926	454637463	454602822	454567991	454534702	454500893	454467077	454433285	454400961	454367970
455067751	455011429	454970385	454929902	454891904	454851957	454813999	454776675	454740812	454706417	454671942	454637471	454602830	454568015	454534710	454500901	454467085	454433293	454400979	454367988
455067793	455011445	454970393	454929910	454891912	454851973	454814005	454776683	454740838	454706425	454671967	454637489	454602848	454568023	454534728	454500919	454467093	454433301	454400995	454368002
455067835	455011452	454970401	454929712	454891946	454852013	454813809	454776691	454740846	454706433	454671751	454637505	454602863	454568049	454534736	454500927	454466889	454433319	454401001	454368010
455067702	455011478	454970419	454929738	454891748	454852021	454813817	454776709	454740861	454706441	454671769	454637513	454602640	454568064	454534751	454500935	454466897	454433327	454401019	454367806
455067728	455011510	454970443	454929746	454891755	454852039	454813833	454776493	454740879	454706458	454671777	454637521	454602657	454568072	454534769	454500950	454466921	454433335	454401027	454367814
455067611	455011528	454970245	454929753	454891763	454852054	454813841	454776501	454740887	454706466	454671785	454637539	454602665	454567892	454534561	454500968	454466939	454433343	454401035	454367830
455067363	455011320	454970252	454929779	454891789	454851833	454813858	454776519	454740895	454706474	454671793	454637547	454602673	454567900	454534579	454500976	454466962	454433350	454400839	454367848
455067389	455011338	454970278	454929787	454891813	454851841	454813866	454776527	454740671	454706482	454671801	454637331	454602681	454567918	454534603	454500984	454466970	454433145	454400854	454367855
455067181	455011346	454970286	454929795	454891839	454851858	454813882	454776535	454740697	454706508	454671819	454637349	454602699	454567926	454534611	454500786	454466988	454433152	454400862	454367863
455067207	455011353	454970294	454929803	454891623	454851866	454813908	454776543	454740705	454706292	454671827	454637356	454602707	454567934	454534637	454500794	454466780	454433160	454400888	454367889
455067231	455011361	454970302	454929811	454891631	454851874	454813692	454776550	454740762	454706300	454671835	454637372	454602715	454567959	454534645	454500802	454466798	454433178	454400896	454367897
455067132	455011395	454970310	454929621	454891649	454851890	454813700	454776568	454740770	454706318	454671843	454637398	454602723	454567967	454534652	454500828	454466806	454433186	454400904	454367905
455066852	455011411	454970336	454929639	454891664	454851916	454813718	454776584	454740788	454706326	454671850	454637414	454602731	454567975	454534454	454500836	454466814	454433202	454400912	454367699
455066936	455011205	454970120	454929647	454891672	454851932	454813726	454776592	454740564	454706342	454671652	454637422	454602541	454567777	454534462	454500844	454466848	454433210	454400920	454367707
455066951	455011221	454970138	454929654	454891680	454851759	454813734	454776386	454740572	454706359	454671660	454637224	454602558	454567785	454534470	454500851	454466855	454433228	454400714	454367715
455066761	455011239	454970179	454929662	454891698	454851767	454813742	454776394	454740580	454706367	454671678	454637232	454602574	454567793	454534496	454500869	454466863	454433236	454400722	454367723
455066647	455011247	454970187	454929688	454891706	454851775	454813775	454776428	454740598	454706375	454671686	454637240	454602590	454567801	454534504	454500661	454466871	454433244	454400730	454367731
455066654	455011270	454970195	454929696	454891714	454851809	454813783	454776436	454740622	454706383	454671694	454637257	454602632	454567819	454534512	454500679	454466665	454433038	454400748	454367749
455066704	455011288	454970211	454929704	454891722	454851825	454813791	454776444	454740648	454706391	454671702	454637265	454602426	454567827	454534520	454500687	454466673	454433046	454400755	454367756
455066548	455011304	454970229	454929514	454891516	454851619	454813585	454776451	454740655	454706177	454671710	454637273	454602434	454567835	454534546	454500695	454466681	454433053	454400763	454367764
455066555	455011098	454970013	454929522	454891524	454851635	454813601	454776469	454740457	454706185	454671728	454637281	454602442	454567843	454534553	454500703	454466699	454433079	454400771	454367772
455066571	455011106	454970039	454929530	454891532	454851668	454813619	454776477	454740465	454706193	454671538	454637299	454602475	454567850	454534355	454500729	454466723	454433087	454400789	454367582
455066423	455011114	454970062	454929555	454891573	454851676	454813627	454776279	454740473	454706219	454671553	454637307	454602483	454567876	454534363	454500737	454466731	454433095	454400805	454367590
455066340	455011122	454970070	454929563	454891607	454851684	454813635	454776295	454740481	454706227	454671579	454637315	454602491	454567678	454534371	454500745	454466749	454433103	454400813	454367608
455066357	455011130	454970096	454929597	454891615	454851502	454813643	454776303	454740499	454706235	454671587	454637117	454602509	454567686	454534389	454500752	454466756	454433111	454400607	454367616
455066217	455011148	454970104	454929431	454891409	454851528	454813650	454776311	454740507	454706243	454671603	454637125	454602517	454567728	454534397	454500760	454466764	454433137	454400623	454367624
455066290	455011155	454970112	454929449	454891425	454851536	454813668	454776329	454740515	454706268	454671629	454637133	454602301	454567736	454534405	454500778	454466566	454432923	454400631	454367632
455066001	455011171	454969908	454929464	454891433	454851551	454813676	454776337	454740531	454706284	454671637	454637141	454602319	454567751	454534413	454500554	454466574	454432949	454400649	454367640
455065870	455011189	454969924	454929472	454891441	454851569	454813684	454776345	454740549	454706060	454671421	454637158	454602327	454567553	454534421	454500562	454466582	454432964	454400656	454367657
455065912	455011007	454969940	454929480	454891458	454851577	454813478	454776378	454740556	454706078	454671454	454637182	454602335	454567561	454534439	454500588	454466590	454432980	454400664	454367665
455065821	455011031	454969973	454929290	454891474	454851593	454813494	454776170	454740341	454706086	454671470	454637190	454602343	454567579	454534447	454500596	454466608	454432998	454400672	454367673
455065573	455011049	454969981	454929308	454891490	454851601	454813528	454776188	454740358	454706102	454671488	454637208	454602350	454567603	454534256	454500604	454466632	454433004	454400680	454367681
455065474	455011056	454969809	454929324	454891292	454851395	454813536	454776196	454740366	454706110	454671496	454637018	454602368	454567645	454534272	454500620	454466640	454433012	454400698	454367475
455065490	455011072	454969817	454929332	454891318	454851403	454813551	454776204	454740382	454706128	454671504	454637026	454602376	454567652	454534280	454500638	454466657	454433020	454400706	454367483
455065318	455010876	454969825	454929357	454891326	454851411	454813569	454776212	454740390	454706144	454671512	454637034	454602400	454567421	454534306	454500646	454466442	454432816	454400508	454367491
455065326	455010884	454969833	454929365	454891334	454851429	454813353	454776220	454740408	454706169	454671520	454637059	454602194	454567439	454534314	454500455	454466459	454432824	454400516	454367517
455065334	455010900	454969841	454929373	454891342	454851437	454813379	454776238	454740416	454705955	454671322	454637067	454602202	454567447	454534330	454500463	454466467	454432832	454400524	454367525
455065375	455010918	454969858	454929167	454891359	454851445	454813395	454776246	454740432	454705963	454671348	454637075	454602236	454567454	454534348	454500471	454466475	454432840	454400532	454367533
455065201	455010934	454969866	454929183	454891367	454851460	454813403	454776253	454740440	454705971	454671355	454637083	454602244	454567462	454534132	454500489	454466483	454432857	454400540	454367541
455065110	455010942	454969874	454929225	454891383	454851478	454813411	454776048	454740226	454705989	454671363	454637091	454602251	454567470	454534173	454500497	454466491	454432865	454400557	454367558
455065029	455010959	454969882	454929233	454891185	454851486	454813437	454776055	454740234	454706003	454671371	454637109	454602269	454567496	454534215	454500505	454466509	454432873	454400573	454367566
455065037	455010967	454969684	454929241	454891193	454851494	454813445	454776071	454740242	454706011	454671389	454636911	454602277	454567504	454534231	454500513	454466517	454432881	454400581	454367574
455065078	455010975	454969692	454929258	454891227	454851288	454813452	454776105	454740259	454706029	454671397	454636929	454602293	454567520	454534025	454500521	454466525	454432899	454400599	454367368
455064774	455010769	454969700	454929050	454891235	454851296	454813247	454776113	454740267	454706037	454671405	454636937	454602087	454567538	454534041	454500539	454466533	454432907	454400375	454367376
455064642	455010777	454969718	454929068	454891243	454851304	454813262	454776139	454740283	454706052	454671223	454636945	454602095	454567314	454534058	454500547	454466541	454432915	454400383	454367384
455064675	455010785	454969734	454929084	454891250	454851312	454813288	454776147	454740309	454705849	454671249	454636952	454602137	454567330	454534066	454500356	454466343	454432709	454400391	454367392
455064428	455010801	454969759	454929100	454891268	454851338	454813296	454776154	454740317	454705856	454671264	454636978	454602145	454567348	454534074	454500364	454466350	454432717	454400409	454367400
455064352	455010843	454969767	454929134	454891276	454851353	454813312	454775941	454740333	454705864	454671272	454636994	454602152	454567363	454534082	454500372	454466368	454432725	454400417	454367418
455064113	455010868	454969775	454928920	454891284	454851361	454813338	454775982	454740119	454705880	454671280	454636770	454602186	454567389	454534090	454500380	454466376	454432733	454400433	454367426
455063982	455010660	454969783	454928961	454891078	454851379	454813346	454775990	454740127	454705898	454671298	454636796	454601964	454567397	454533928	454500398	454466400	454432741	454400458	454367434
455063883	455010694	454969569	454928979	454891086	454851171	454813130	454776014	454740135	454705914	454671306	454636804	454601972	454567405	454533951	454500406	454466418	454432758	454400466	454367442
455063891	455010702	454969585	454929001	454891094	454851213	454813163	454776022	454740143	454705922	454671116	454636820	454601980	454567413	454533969	454500414	454466434	454432766	454400268	454367459
455063933	455010538	454969593	454929027	454891102	454851221	454813171	454775818	454740168	454705948	454671140	454636838	454601998	454567199	454533977	454500448	454466236	454432774	454400276	454367467
455063651	455010553	454969601	454929035	454891110	454851247	454813205	454775834	454740176	454705732	454671157	454636846	454602004	454567207	454533993	454500232	454466251	454432782	454400284	454367269
455063750	455010579	454969668	454929043	454891128	454851270	454813213	454775842	454740184	454705740	454671181	454636853	454602012	454567223	454534009	454500257	454466269	454432808	454400300	454367277
455063545	455010587	454969452	454928813	454891144	454851072	454813221	454775859	454740192	454705757	454671199	454636861	454602020	454567249	454534017	454500265	454466277	454432584	454400326	454367285
455063594	455010595	454969460	454928821	454891151	454851080	454813239	454775867	454740200	454705781	454671207	454636879	454602038	454567256	454533811	454500273	454466285	454432600	454400342	454367293
455063420	455010611	454969486	454928839	454891169	454851106	454813015	454775891	454739996	454705799	454671009	454636887	454602053	454567264	454533829	454500281	454466293	454432618	454400367	454367319
455063446	455010413	454969502	454928854	454891177	454851122	454813023	454775909	454740002	454705815	454671017	454636663	454601857	454567272	454533837	454500299	454466301	454432626	454400151	454367327
455063461	455010421	454969510	454928862	454890963	454851130	454813056	454775917	454740010	454705823	454671025	454636705	454601865	454567280	454533852	454500315	454466319	454432659	454400169	454367335
455063248	455010439	454969528	454928870	454891011	454851163	454813080	454775925	454740028	454705831	454671041	454636713	454601881	454567082	454533886	454500323	454466327	454432675	454400177	454367350
455063107	455010488	454969536	454928912	454891029	454850942	454813098	454775693	454740036	454705641	454671066	454636721	454601899	454567090	454533894	454500133	454466335	454432683	454400185	454367152

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455063123	455010504	454969544	454928706	454891037	454850959	454813106	454775701	454740044	454705658	454671074	454636739	454601907	454567116	454533902	454500141	454466137	454432477	454400193	454367194
455062984	455010306	454969346	454928722	454891045	454850967	454812900	454775735	454740051	454705666	454671090	454636747	454601915	454567124	454533704	454500158	454466145	454432485	454400201	454367210
455063081	455010314	454969353	454928730	454890849	454850991	454812918	454775750	454740069	454705674	454671108	454636754	454601931	454567132	454533712	454500166	454466152	454432493	454400219	454367228
455062893	455010322	454969361	454928755	454890864	454851007	454812926	454775768	454740085	454705682	454670894	454636556	454601956	454567157	454533720	454500182	454466160	454432501	454400235	454367236
455062778	455010330	454969379	454928763	454890906	454851015	454812934	454775800	454740101	454705690	454670902	454636564	454601741	454566969	454533738	454500190	454466178	454432519	454400243	454367244
455062794	455010348	454969395	454928797	454890922	454851023	454812942	454775586	454739905	454705716	454670910	454636572	454601758	454567017	454533746	454500208	454466186	454432527	454400250	454367046
455062851	455010371	454969403	454928805	454890930	454850827	454812959	454775594	454739913	454705724	454670928	454636598	454601766	454567025	454533753	454500224	454466202	454432543	454400052	454367061
455062869	455010389	454969411	454928615	454890955	454850835	454812967	454775602	454739921	454705518	454670936	454636606	454601774	454567033	454533761	454500026	454466210	454432568	454400060	454367079
455062679	455010397	454969445	454928623	454890724	454850843	454812975	454775610	454739954	454705534	454670944	454636614	454601782	454567041	454533779	454500034	454466228	454432360	454400086	454367087
455062430	455010405	454969221	454928631	454890732	454850876	454813007	454775628	454739962	454705542	454670977	454636622	454601790	454567058	454533787	454500042	454466012	454432378	454400094	454367111
455062463	455010199	454969239	454928664	454890740	454850884	454812793	454775636	454739970	454705567	454670985	454636648	454601816	454567066	454533795	454500059	454466038	454432386	454400102	454367129
455062513	455010215	454969247	454928672	454890765	454850900	454812801	454775644	454739988	454705575	454670993	454636655	454601824	454566852	454533803	454500067	454466046	454432394	454400110	454367137
455062315	455010223	454969254	454928680	454890773	454850918	454812819	454775651	454739772	454705583	454670787	454636465	454601832	454566886	454533613	454500091	454466053	454432410	454400136	454366931
455062323	455010272	454969262	454928474	454890781	454850934	454812843	454775677	454739780	454705591	454670795	454636473	454601642	454566894	454533639	454500109	454466061	454432428	454400144	454366980
455062372	455010280	454969270	454928516	454890617	454850702	454812850	454775685	454739798	454705609	454670811	454636481	454601659	454566902	454533647	454500125	454466079	454432436	454399932	454366998
455062406	455010082	454969296	454928524	454890633	454850710	454812868	454775495	454739806	454705617	454670829	454636515	454601667	454566936	454533654	454499914	454466087	454432451	454399940	454367004
455062091	455010090	454969304	454928557	454890641	454850744	454812876	454775503	454739814	454705401	454670837	454636523	454601675	454566944	454533662	454499922	454466103	454432279	454399957	454367020
455062042	455010108	454969312	454928565	454890658	454850751	454812884	454775537	454739830	454705419	454670845	454636531	454601683	454566753	454533670	454499930	454466111	454432287	454399965	454366816
455061929	455010116	454969320	454928573	454890666	454850777	454812694	454775545	454739848	454705427	454670852	454636549	454601691	454566779	454533688	454499963	454465931	454432295	454399973	454366824
455061689	455010124	454969114	454928367	454890674	454850785	454812702	454775578	454739855	454705435	454670860	454636358	454601709	454566787	454533696	454499971	454465956	454432303	454399981	454366832
455061739	455010132	454969155	454928375	454890682	454850793	454812710	454775362	454739863	454705443	454670878	454636374	454601717	454566795	454533472	454499997	454465998	454432311	454399999	454366840
455061549	455010157	454969189	454928383	454890716	454850595	454812736	454775396	454739871	454705450	454670662	454636390	454601725	454566803	454533480	454500000	454466004	454432329	454400003	454366857
455061630	455010165	454969197	454928391	454890518	454850611	454812744	454775412	454739673	454705476	454670688	454636408	454601733	454566811	454533498	454500018	454465816	454432337	454400011	454366865
455061465	455010173	454969205	454928409	454890534	454850637	454812751	454775446	454739681	454705484	454670696	454636416	454601527	454566829	454533506	454499807	454465832	454432352	454400029	454366873
455061226	455010181	454969213	454928417	454890559	454850645	454812777	454775453	454739699	454705500	454670704	454636424	454601535	454566837	454533522	454499849	454465840	454432139	454400037	454366899
455060996	455009977	454969007	454928458	454890567	454850660	454812785	454775271	454739707	454705294	454670720	454636432	454601543	454566845	454533530	454499856	454465857	454432147	454399825	454366907
455061010	455009993	454969015	454928466	454890591	454850678	454812587	454775289	454739715	454705302	454670738	454636440	454601550	454566647	454533571	454499864	454465865	454432162	454399833	454366915
455061036	455010009	454969023	454928250	454890401	454850488	454812595	454775305	454739723	454705310	454670746	454636242	454601576	454566654	454533589	454499872	454465873	454432196	454399841	454366709
455060889	455010017	454969031	454928276	454890419	454850496	454812603	454775313	454739749	454705344	454670761	454636275	454601584	454566704	454533597	454499880	454465881	454432204	454399874	454366717
455060921	455010025	454969049	454928284	454890450	454850504	454812611	454775321	454739756	454705369	454670779	454636283	454601592	454566712	454533365	454499898	454465899	454432212	454399882	454366741
455060566	455010033	454969072	454928292	454890468	454850512	454812637	454775339	454739764	454705385	454670555	454636309	454601618	454566720	454533381	454499690	454465907	454432220	454399890	454366758
455060590	455010041	454969080	454928334	454890286	454850520	454812652	454775347	454739558	454705393	454670563	454636317	454601410	454566738	454533399	454499708	454465709	454432238	454399916	454366766
455060640	455010066	454969098	454928342	454890302	454850553	454812660	454775149	454739574	454705187	454670571	454636325	454601444	454566548	454533407	454499716	454465725	454432246	454399924	454366774
455060434	455010074	454969106	454928359	454890310	454850561	454812678	454775156	454739582	454705195	454670589	454636333	454601451	454566571	454533415	454499724	454465733	454432048	454399692	454366782
455060509	455009852	454968900	454928151	454890336	454850587	454812454	454775172	454739590	454705203	454670597	454636135	454601469	454566589	454533423	454499757	454465741	454432055	454399700	454366790
455060376	455009878	454968918	454928177	454890344	454850389	454812470	454775180	454739608	454705229	454670605	454636143	454601477	454566597	454533431	454499765	454465758	454432063	454399718	454366808
455060384	455009886	454968926	454928185	454890351	454850397	454812488	454775198	454739632	454705237	454670613	454636150	454601485	454566613	454533456	454499799	454465766	454432071	454399734	454366592
455060244	455009902	454968942	454928193	454890377	454850405	454812504	454775214	454739640	454705245	454670621	454636184	454601501	454566621	454533464	454499583	454465774	454432089	454399742	454366600
455060277	455009910	454968959	454928227	454890385	454850413	454812512	454775222	454739442	454705260	454670639	454636192	454601519	454566639	454533241	454499591	454465782	454432105	454399759	454366626
455060145	455009928	454968967	454928235	454890187	454850447	454812520	454775230	454739459	454705070	454670464	454636200	454601329	454566431	454533274	454499609	454465790	454432113	454399791	454366634
455059998	455009936	454968975	454928243	454890203	454850454	454812538	454775248	454739475	454705096	454670472	454636218	454601337	454566456	454533290	454499617	454465808	454431917	454399809	454366642
455060020	455009944	454968983	454928037	454890237	454850272	454812561	454775024	454739483	454705104	454670480	454636226	454601352	454566498	454533308	454499625	454465592	454431925	454399585	454366659
455060046	455009969	454968785	454928052	454890245	454850280	454812348	454775032	454739491	454705120	454670498	454636234	454601360	454566506	454533324	454499633	454465600	454431933	454399593	454366667
455059956	455009738	454968801	454928078	454890096	454850298	454812363	454775065	454739509	454705146	454670506	454636036	454601378	454566514	454533332	454499641	454465618	454431941	454399601	454366675
455059824	455009746	454968827	454928086	454890104	454850306	454812371	454775073	454739517	454705153	454670514	454636044	454601394	454566530	454533340	454499476	454465626	454431966	454399650	454366683
455059840	455009761	454968835	454928110	454890112	454850322	454812389	454775081	454739525	454705161	454670530	454636069	454601204	454566324	454533357	454499484	454465634	454431974	454399668	454366691
455059865	455009779	454968843	454928128	454890153	454850330	454812421	454775099	454739541	454705179	454670332	454636077	454601212	454566332	454533134	454499492	454465659	454431982	454399684	454366485
455059733	455009787	454968876	454928136	454889940	454850348	454812439	454775107	454739335	454704966	454670340	454636085	454601220	454566340	454533142	454499500	454465667	454431990	454399478	454366493
455059626	455009803	454968884	454927930	454889957	454850355	454812447	454775115	454739343	454704974	454670357	454636093	454601238	454566357	454533159	454499518	454465691	454431800	454399486	454366501
455059501	455009811	454968686	454927948	454889965	454850165	454812231	454775131	454739368	454704990	454670365	454636101	454601246	454566365	454533167	454499526	454465527	454431826	454399494	454366519
455059394	455009837	454968694	454927971	454889973	454850173	454812249	454774928	454739384	454705013	454670373	454636119	454601253	454566373	454533183	454499575	454465535	454431834	454399510	454366527
455059105	455009613	454968702	454927997	454889999	454850199	454812314	454774936	454739400	454705021	454670381	454636127	454601261	454566381	454533209	454499377	454465543	454431867	454399528	454366535
455059113	455009639	454968736	454928003	454890013	454850207	454812322	454774944	454739418	454705039	454670399	454635913	454601279	454566399	454533217	454499385	454465568	454431875	454399536	454366543
455059139	455009647	454968744	454927815	454890047	454850215	454812330	454774969	454739426	454705054	454670407	454635921	454601287	454566423	454533225	454499401	454465584	454431883	454399544	454366550
455059170	455009654	454968751	454927823	454889833	454850231	454812124	454774977	454739434	454705062	454670415	454635939	454601097	454566217	454533233	454499427	454465386	454431909	454399551	454366568
455059063	455009662	454968769	454927872	454889841	454850249	454812157	454774985	454739228	454704883	454670423	454635947	454601105	454566233	454533043	454499443	454465394	454431693	454399569	454366576
455059089	455009688	454968561	454927880	454889866	454850058	454812165	454775008	454739236	454704891	454670431	454635954	454601113	454566241	454533050	454499450	454465402	454431719	454399577	454366584
455058917	455009696	454968579	454927906	454889874	454850066	454812173	454774803	454739244	454704909	454670217	454635962	454601121	454566258	454533068	454499278	454465410	454431727	454399361	454366378
455058776	455009712	454968587	454927732	454889882	454850074	454812215	454774811	454739269	454704917	454670233	454635970	454601147	454566266	454533076	454499286	454465428	454431735	454399379	454366386
455058818	455009506	454968595	454927757	454889890	454850082	454812223	454774837	454739277	454704925	454670241	454635988	454601154	454566274	454533084	454499294	454465444	454431743	454399387	454366394
455058834	455009514	454968603	454927765	454889908	454850090	454812017	454774845	454739285	454704933	454670258	454636010	454601162	454566282	454533092	454499302	454465469	454431750	454399395	454366402
455058859	455009522	454968611	454927781	454889916	454850108	454812025	454774852	454739293	454704941	454670266	454635822	454601170	454566290	454533100	454499328	454465477	454431776	454399411	454366410
455058867	455009530	454968629	454927807	454889924	454850140	454812058	454774860	454739301	454704958	454670308	454635830	454601196	454566308	454533118	454499336	454465279	454431784	454399437	454366428
455058875	455009548	454968637	454927591	454889932	454849977	454812066	454774878	454739319	454704750	454670316	454635848	454600982	454566316	454533126	454499351	454465287	454431792	454399445	454366436
455058669	455009555	454968652	454927609	454889759	454849993	454812074	454774886	454739111	454704768	454670324	454635863	454600990	454566100	454532938	454499195	454465303	454431586	454399460	454366451
455058719	455009563	454968660	454927625	454889767	454850009	454812082	454774894	454739129	454704776	454670100	454635871	454601006	454566126	454532946	454499203	454465311	454431602	454399262	454366469
455058735	455009571	454968454	454927641	454889775	454850017	454812116	454774902	454739137	454704784	454670118	454635889	454601014	454566134	454532953	454499211	454465329	454431610	454399270	454366477
455058743	455009597	454968462	454927658	454889783	454850041	454811902	454774696	454739186	454704792	454670126	454635897	454601022	454566142	454532961	454499229	454465337	454431628	454399288	454366279
455058552	455009407	454968488	454927666	454889809	454849845	454811910	454774704	454739194	454704800	454670134	454635905	454601030	454566175	454532979	454499237	454465352	454431636	454399296	454366287
455058636	455009415	454968496	454927690	454889825	454849852	454811928	454774712	454739004	454704818	454670142	454635707	454601048	454565995	454532987	454499245	454465360	454431644	454399304	454366295
455058651	455009431	454968512	454927492	454889619	454849878	454811944	454774738	454739012	454704826	454670167	454635715	454601055	454566027	454533001	454499252	454465378	454431651	454399312	454366303
455058511	455009449	454968538	454927518	454889650	454849928	454811977	454774746	454739053	454704834	454670175	454635756	454601063	454566043	454533019	454499054	454465170	454431669	454399338	454366311
455058354	455009456	454968546	454927526	454889668	454849936	454811993	454774753	454739061	454704842	454670183	454635772	454601071	454566092	454532797	454499062	454465188	454431677	454399148	454366329

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455058412	455009480	454968553	454927534	454889684	454849720	454812009	454774761	454739079	454704859	454670191	454635780	454600875	454565888	454532821	454499070	454465204	454431685	454399155	454366337
455058206	455009498	454968371	454927542	454889718	454849738	454811837	454774779	454739087	454704669	454669995	454635806	454600883	454565896	454532839	454499088	454465212	454431479	454399163	454366352
455058230	455009290	454968405	454927559	454889502	454849753	454811852	454774787	454739095	454704685	454670001	454635590	454600891	454565904	454532847	454499096	454465220	454431487	454399189	454366360
455058156	455009308	454968231	454927567	454889510	454849779	454811878	454774795	454739103	454704693	454670027	454635608	454600909	454565938	454532854	454499104	454465238	454431495	454399197	454366154
455058172	455009316	454968249	454927583	454889528	454849795	454811894	454774589	454738899	454704701	454670035	454635624	454600925	454565946	454532862	454499112	454465246	454431503	454399213	454366170
455058032	455009324	454968272	454927377	454889536	454849811	454811688	454774597	454738907	454704719	454670043	454635632	454600933	454565961	454532888	454499120	454465253	454431511	454399221	454366196
455058073	455009340	454968280	454927385	454889551	454849639	454811696	454774605	454738915	454704727	454670050	454635640	454600941	454565979	454532680	454499138	454465261	454431529	454399239	454366204
455057893	455009357	454968298	454927427	454889569	454849647	454811704	454774613	454738923	454704735	454670068	454635657	454600958	454565797	454532698	454499153	454465063	454431537	454399031	454366212
455057919	455009365	454968306	454927435	454889577	454849654	454811712	454774621	454738931	454704743	454670076	454635665	454600966	454565805	454532706	454498940	454465071	454431545	454399049	454366220
455057810	455009175	454968322	454927476	454889593	454849670	454811738	454774639	454738949	454704552	454670084	454635673	454600974	454565813	454532714	454498973	454465089	454431552	454399056	454366253
455057828	455009191	454968330	454927260	454889379	454849696	454811746	454774662	454738964	454704560	454670092	454635509	454600768	454565821	454532722	454498981	454465097	454431560	454399072	454366048
455057836	455009209	454968124	454927278	454889387	454849704	454811753	454774670	454738972	454704586	454669888	454635517	454600776	454565839	454532730	454498999	454465105	454431362	454399080	454366055
455057679	455009217	454968132	454927286	454889445	454849506	454811761	454774472	454738998	454704602	454669896	454635558	454600784	454565847	454532748	454499005	454465113	454431370	454399098	454366071
455057554	455009225	454968157	454927310	454889452	454849522	454811779	454774480	454738782	454704610	454669904	454635566	454600792	454565854	454532755	454499013	454465121	454431388	454399106	454366089
455057422	455009258	454968165	454927328	454889460	454849530	454811589	454774498	454738790	454704628	454669912	454635574	454600800	454565870	454532763	454499021	454465139	454431396	454399114	454366097
455057331	455009274	454968173	454927336	454889478	454849548	454811621	454774514	454738816	454704636	454669938	454635368	454600818	454565672	454532771	454499039	454465147	454431404	454399122	454366113
455057349	455009076	454968181	454927344	454889486	454849555	454811639	454774530	454738824	454704438	454669946	454635376	454600826	454565680	454532789	454499047	454465154	454431412	454399130	454366139
455057356	455009100	454968207	454927369	454889262	454849563	454811647	454774548	454738832	454704446	454669953	454635384	454600834	454565698	454532573	454498841	454465162	454431438	454398918	454366147
455057380	455009118	454968215	454927146	454889270	454849571	454811654	454774555	454738840	454704461	454669961	454635392	454600842	454565706	454532581	454498858	454464959	454431453	454398926	454365933
455057075	455009126	454968223	454927161	454889288	454849589	454811662	454774571	454738857	454704479	454669979	454635400	454600859	454565714	454532599	454498866	454464967	454431461	454398934	454365941
455057091	455009134	454968017	454927187	454889304	454849597	454811472	454774381	454738865	454704495	454669987	454635418	454600867	454565722	454532623	454498874	454464983	454431255	454398942	454365958
455057125	455009142	454968025	454927195	454889338	454849605	454811498	454774407	454738873	454704511	454669789	454635426	454600669	454565755	454532631	454498882	454464991	454431263	454398959	454365966
455056952	455009167	454968033	454927237	454889353	454849399	454811514	454774415	454738881	454704529	454669797	454635442	454600685	454565557	454532656	454498916	454465006	454431271	454398967	454365974
455056960	455008953	454968074	454927245	454889155	454849407	454811555	454774423	454738675	454704537	454669805	454635459	454600693	454565573	454532664	454498924	454465014	454431289	454398975	454365990
455056986	455008961	454968082	454927047	454889163	454849415	454811563	454774456	454738691	454704321	454669813	454635467	454600701	454565599	454532672	454498932	454465022	454431297	454398983	454366022
455057000	455008979	454968090	454927054	454889171	454849423	454811365	454774464	454738709	454704339	454669839	454635251	454600719	454565623	454532466	454498734	454465030	454431305	454399007	454366030
455057018	455008987	454968108	454927062	454889189	454849464	454811407	454774258	454738717	454704347	454669847	454635269	454600727	454565631	454532474	454498759	454465055	454431313	454399015	454365826
455057026	455008995	454968116	454927070	454889197	454849498	454811415	454774266	454738725	454704388	454669854	454635277	454600750	454565649	454532482	454498767	454464868	454431321	454399023	454365834
455056846	455009019	454967910	454927088	454889213	454849282	454811423	454774274	454738733	454704396	454669862	454635285	454600552	454565656	454532490	454498791	454464876	454431339	454398801	454365842
455056861	455009035	454967928	454927096	454889221	454849290	454811431	454774290	454738758	454704404	454669870	454635293	454600560	454565441	454532508	454498817	454464884	454431347	454398819	454365859
455056879	455009050	454967936	454927120	454889239	454849308	454811449	454774308	454738766	454704412	454669649	454635301	454600594	454565466	454532516	454498825	454464892	454431354	454398827	454365867
455056887	455008888	454967944	454927138	454889247	454849316	454811456	454774324	454738774	454704420	454669656	454635319	454600602	454565474	454532524	454498833	454464900	454431156	454398835	454365875
455056895	455008896	454967951	454926924	454889254	454849324	454811241	454774332	454738568	454704222	454669664	454635327	454600610	454565482	454532540	454498635	454464918	454431164	454398850	454365883
455056903	455008904	454967969	454926932	454889049	454849340	454811258	454774340	454738576	454704248	454669672	454635335	454600636	454565490	454532557	454498643	454464926	454431172	454398868	454365891
455056937	455008912	454967977	454926957	454889064	454849357	454811266	454774357	454738584	454704255	454669698	454635350	454600644	454565516	454532359	454498668	454464934	454431180	454398876	454365909
455056945	455008920	454967993	454926965	454889072	454849373	454811282	454774142	454738592	454704263	454669706	454635145	454600651	454565524	454532367	454498676	454464942	454431198	454398892	454365925
455056721	455008946	454967795	454926973	454889106	454849183	454811290	454774167	454738600	454704271	454669714	454635152	454600446	454565532	454532383	454498684	454464751	454431214	454398900	454365727
455056739	455008730	454967803	454926999	454889114	454849191	454811316	454774175	454738618	454704289	454669722	454635160	454600453	454565334	454532391	454498692	454464769	454431222	454398694	454365735
455056747	455008748	454967829	454927005	454889130	454849209	454811324	454774183	454738626	454704297	454669730	454635178	454600461	454565342	454532417	454498700	454464793	454431230	454398702	454365743
455056754	455008755	454967845	454927013	454889148	454849217	454811332	454774191	454738634	454704313	454669755	454635186	454600479	454565359	454532425	454498718	454464801	454431248	454398710	454365750
455056762	455008763	454967860	454926817	454888942	454849225	454811340	454774217	454738642	454704115	454669524	454635194	454600487	454565367	454532433	454498726	454464819	454431032	454398728	454365768
455056770	455008771	454967878	454926825	454888959	454849241	454811142	454774233	454738659	454704123	454669532	454635202	454600495	454565375	454532441	454498528	454464835	454431040	454398736	454365776
455056788	455008797	454967886	454926858	454888967	454849258	454811183	454774241	454738667	454704131	454669540	454635210	454600511	454565383	454532458	454498536	454464645	454431057	454398751	454365784
455056796	455008813	454967894	454926866	454888975	454849274	454811191	454774035	454738469	454704149	454669557	454635228	454600529	454565409	454532243	454498544	454464678	454431065	454398769	454365800
455056804	455008839	454967670	454926874	454888983	454849050	454811209	454774043	454738477	454704156	454669565	454635236	454600537	454565425	454532268	454498551	454464686	454431073	454398579	454365818
455056820	455008623	454967688	454926882	454889007	454849068	454811217	454774050	454738493	454704164	454669573	454635244	454600545	454565433	454532276	454498569	454464694	454431081	454398587	454365594
455056614	455008631	454967712	454926890	454889015	454849100	454811233	454774076	454738519	454704172	454669581	454635038	454600321	454565227	454532292	454498585	454464710	454431099	454398595	454365602
455056622	455008649	454967720	454926908	454889023	454849118	454811027	454774092	454738527	454704198	454669599	454635046	454600339	454565235	454532300	454498593	454464728	454431107	454398603	454365628
455056648	455008664	454967738	454926916	454889031	454849126	454811035	454774100	454738535	454704214	454669607	454635053	454600354	454565243	454532318	454498601	454464736	454431115	454398645	454365644
455056655	455008672	454967746	454926700	454888827	454849134	454811050	454774118	454738543	454704008	454669623	454635061	454600362	454565250	454532334	454498627	454464512	454431123	454398652	454365651
455056663	455008680	454967753	454926718	454888835	454848946	454811076	454774126	454738550	454704016	454669631	454635079	454600388	454565268	454532342	454498403	454464520	454431131	454398660	454365669
455056689	455008698	454967779	454926726	454888850	454848953	454811084	454774134	454738345	454704032	454669417	454635087	454600396	454565276	454532128	454498411	454464538	454430927	454398678	454365677
455056705	455008706	454967563	454926759	454888876	454848979	454811092	454773920	454738352	454704040	454669441	454635095	454600404	454565292	454532136	454498429	454464546	454430935	454398686	454365685
455056713	455008516	454967571	454926767	454888884	454848995	454811100	454773938	454738360	454704057	454669458	454635103	454600412	454565300	454532144	454498437	454464553	454430943	454398462	454365693
455056507	455008524	454967589	454926775	454888892	454849027	454811126	454773946	454738386	454704065	454669474	454635111	454600420	454565318	454532177	454498445	454464579	454430950	454398470	454365701
455056515	455008532	454967597	454926783	454888900	454848847	454810912	454773953	454738428	454704073	454669482	454635129	454600438	454565102	454532201	454498452	454464587	454430984	454398488	454365487
455056523	455008540	454967639	454926791	454888918	454848854	454810938	454773979	454738238	454704081	454669490	454634924	454600214	454565128	454532219	454498478	454464595	454431008	454398496	454365503
455056549	455008557	454967647	454926809	454888769	454848862	454810987	454773987	454738253	454704107	454669508	454634932	454600222	454565136	454532227	454498494	454464611	454431016	454398504	454365511
455056556	455008565	454967654	454926577	454888785	454848870	454810995	454773995	454738279	454703893	454669516	454634940	454600230	454565144	454532235	454498510	454464629	454430810	454398512	454365529
455056564	455008573	454967662	454926593	454888801	454848888	454811001	454774019	454738303	454703901	454669318	454634957	454600248	454565151	454532003	454498296	454464405	454430828	454398520	454365545
455056572	455008409	454967456	454926601	454888819	454848896	454811019	454773813	454738311	454703927	454669326	454634965	454600255	454565177	454532011	454498304	454464413	454430851	454398546	454365552
455056580	455008417	454967472	454926619	454888629	454848904	454810805	454773839	454738329	454703935	454669334	454634981	454600271	454565185	454532029	454498320	454464421	454430869	454398553	454365560
455056606	455008425	454967480	454926627	454888637	454848912	454810821	454773854	454738337	454703943	454669359	454634999	454600289	454565201	454532037	454498338	454464447	454430877	454398561	454365578
455056390	455008433	454967498	454926635	454888645	454848920	454810854	454773904	454738113	454703950	454669367	454635004	454600297	454564998	454532045	454498353	454464454	454430885	454398363	454365586
455056408	455008441	454967506	454926643	454888652	454848938	454810862	454773706	454738147	454703968	454669375	454635012	454600305	454565003	454532060	454498361	454464462	454430901	454398371	454365362
455056416	455008466	454967514	454926650	454888660	454848722	454810888	454773722	454738188	454703976	454669383	454635020	454600313	454565011	454532094	454498387	454464470	454430919	454398389	454365370
455056424	455008474	454967530	454926460	454888678	454848730	454810896	454773730	454738196	454703984	454669409	454634825	454600123	454565029	454532102	454498395	454464488	454430703	454398405	454365396
455056432	455008482	454967548	454926486	454888686	454848763	454810904	454773748	454738204	454703992	454669193	454634833	454600131	454565037	454532110	454498189	454464298	454430729	454398421	454365446
455056440	455008490	454967340	454926502	454888694	454848771	454810698	454773755	454738006	454703786	454669219	454634841	454600149	454565045	454531898	454498197	454464306	454430737	454398249	454365461
455056465	455008508	454967357	454926510	454888702	454848797	454810706	454773763	454738014	454703794	454669227	454634858	454600156	454565052	454531906	454498205	454464314	454430760	454398256	454365479
455056473	455008326	454967373	454926528	454888710	454848805	454810714	454773771	454738030	454703802	454669235	454634866	454600164	454565060	454531922	454498213	454464322	454430778	454398264	454365263
455056481	455008342	454967381	454926544	454888512	454848821	454810722	454773797	454738048	454703810	454669243	454634874	454600180	454565078	454531948	454498239	454464330	454430786	454398280	454365271
455056499	455008367	454967399	454926551	454888520	454848615	454810730	454773805	454738063	454703836	454669250	454634890	454600198	454564899	454531955	454498247	454464348	454430794	454398298	454365289

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455056283	455008185	454967407	454926353	454888546	454848623	454810755	454773599	454738071	454703844	454669268	454634908	454600206	454564907	454531963	454498254	454464355	454430802	454398306	454365297
455056291	455008201	454967431	454926379	454888553	454848649	454810763	454773615	454738089	454703851	454669276	454634916	454600024	454564915	454531971	454498262	454464363	454430596	454398314	454365305
455056317	455008219	454967449	454926387	454888561	454848664	454810789	454773623	454738097	454703869	454669292	454634718	454600032	454564923	454531997	454498270	454464371	454430604	454398322	454365313
455056325	455008243	454967241	454926411	454888579	454848672	454810581	454773649	454738105	454703877	454669078	454634726	454600040	454564931	454531799	454498080	454464397	454430612	454398330	454365321
455056333	455008250	454967258	454926445	454888587	454848680	454810599	454773656	454737891	454703661	454669086	454634734	454600057	454564949	454531807	454498106	454464181	454430620	454398348	454365347
455056341	455008268	454967266	454926270	454888603	454848698	454810649	454773672	454737909	454703679	454669094	454634742	454600065	454564956	454531815	454498114	454464199	454430638	454398132	454365354
455056358	455008060	454967274	454926296	454888405	454848714	454810656	454773698	454737925	454703703	454669102	454634759	454600081	454564964	454531831	454498130	454464207	454430646	454398140	454365149
455056366	455008094	454967282	454926320	454888413	454848516	454810672	454773490	454737933	454703711	454669110	454634767	454600099	454564972	454531849	454498148	454464215	454430653	454398157	454365156
455056374	455008110	454967308	454926338	454888421	454848524	454810490	454773516	454737941	454703729	454669128	454634775	454600107	454564782	454531856	454498155	454464223	454430687	454398165	454365164
455056382	455008128	454967126	454926130	454888447	454848532	454810508	454773524	454737958	454703745	454669136	454634783	454599895	454564816	454531864	454498163	454464249	454430489	454398173	454365172
455056176	455008136	454967134	454926155	454888454	454848540	454810516	454773532	454737966	454703778	454669169	454634791	454599903	454564824	454531872	454498171	454464256	454430497	454398181	454365198
455056184	455008144	454967142	454926163	454888470	454848557	454810524	454773540	454737982	454703562	454669177	454634809	454599911	454564832	454531880	454497975	454464264	454430505	454398207	454365206
455056200	455008151	454967167	454926221	454888488	454848565	454810540	454773557	454737990	454703570	454668963	454634619	454599929	454564840	454531666	454497983	454464272	454430513	454398215	454365214
455056218	455007955	454967175	454926239	454888504	454848573	454810557	454773565	454737792	454703588	454668971	454634635	454599952	454564857	454531682	454497991	454464082	454430521	454398231	454365222
455056226	455007963	454967183	454926023	454888306	454848599	454810375	454773375	454737800	454703604	454668989	454634643	454599960	454564873	454531690	454498023	454464090	454430539	454398025	454365230
455056234	455007971	454967191	454926031	454888314	454848607	454810391	454773391	454737826	454703612	454669003	454634650	454599978	454564691	454531716	454498049	454464116	454430547	454398033	454365032
455056242	455007989	454967209	454926056	454888330	454848391	454810417	454773409	454737834	454703620	454669029	454634668	454599986	454564709	454531724	454498056	454464132	454430554	454398041	454365040
455056275	455008029	454967217	454926072	454888363	454848409	454810433	454773441	454737842	454703638	454669045	454634676	454599994	454564717	454531732	454498064	454464140	454430562	454398066	454365073
455056069	455008045	454967027	454926106	454888371	454848417	454810441	454773458	454737859	454703653	454669052	454634684	454599788	454564725	454531740	454498072	454464157	454430570	454398082	454365081
455056077	455008052	454967035	454926114	454888199	454848425	454810466	454773466	454737867	454703448	454669060	454634692	454599804	454564733	454531757	454497868	454464173	454430588	454398090	454365099
455056085	455007831	454967050	454925918	454888207	454848433	454810276	454773474	454737875	454703455	454668856	454634700	454599812	454564741	454531765	454497876	454463969	454430380	454398108	454365107
455056093	455007872	454967076	454925926	454888231	454848441	454810284	454773268	454737883	454703463	454668864	454634494	454599838	454564758	454531559	454497884	454463985	454430398	454398124	454365123
455056101	455007898	454967100	454925934	454888249	454848458	454810292	454773276	454737685	454703489	454668872	454634502	454599846	454564766	454531567	454497892	454463993	454430406	454397910	454365131
455056119	455007914	454967118	454925967	454888264	454848466	454810300	454773300	454737693	454703497	454668880	454634510	454599853	454564774	454531575	454497900	454464009	454430414	454397928	454364936
455056127	455007922	454966904	454925975	454888272	454848474	454810326	454773318	454737701	454703505	454668898	454634528	454599861	454564576	454531609	454497926	454464017	454430455	454397951	454364944
455056135	455007948	454966920	454925983	454888280	454848276	454810334	454773326	454737719	454703513	454668906	454634536	454599879	454564584	454531617	454497934	454464025	454430463	454397969	454364951
455056150	455007724	454966938	454926007	454888074	454848292	454810359	454773334	454737727	454703539	454668922	454634544	454599887	454564592	454531633	454497942	454464033	454430471	454397977	454364969
455055954	455007732	454966946	454925801	454888082	454848300	454810151	454773342	454737735	454703356	454668930	454634551	454599671	454564600	454531641	454497959	454464058	454430265	454397993	454364977
455055962	455007757	454966953	454925819	454888124	454848318	454810177	454773359	454737776	454703364	454668948	454634569	454599689	454564618	454531658	454497967	454464066	454430273	454398009	454364985
455055970	455007765	454966961	454925843	454888132	454848326	454810185	454773177	454737560	454703372	454668955	454634577	454599697	454564634	454531435	454497751	454463852	454430281	454398017	454364993
455055988	455007781	454966995	454925850	454888140	454848342	454810201	454773185	454737578	454703380	454668740	454634379	454599705	454564642	454531450	454497769	454463878	454430323	454397845	454365008
455056010	455007799	454967001	454925868	454888157	454848367	454810219	454773219	454737586	454703398	454668765	454634387	454599747	454564659	454531492	454497777	454463886	454430331	454397852	454365016
455056028	455007815	454966797	454925892	454888165	454848375	454810227	454773227	454737602	454703414	454668773	454634403	454599754	454564675	454531500	454497785	454463894	454430349	454397878	454365024
455056036	455007617	454966821	454925900	454887951	454848383	454810235	454773250	454737610	454703232	454668781	454634411	454599770	454564469	454531518	454497793	454463902	454430356	454397886	454364811
455056044	455007633	454966847	454925694	454887977	454848144	454810037	454773045	454737628	454703257	454668799	454634429	454599564	454564477	454531526	454497801	454463910	454430158	454397902	454364829
455055848	455007658	454966854	454925702	454887993	454848169	454810045	454773052	454737644	454703273	454668815	454634437	454599580	454564485	454531534	454497819	454463936	454430166	454397688	454364837
455055855	455007666	454966888	454925710	454888017	454848193	454810052	454773060	454737651	454703307	454668831	454634445	454599598	454564493	454531542	454497827	454463944	454430174	454397696	454364845
455055863	455007674	454966680	454925728	454888033	454848219	454810060	454773078	454737669	454703315	454668849	454634452	454599606	454564519	454531310	454497645	454463951	454430182	454397704	454364860
455055871	455007690	454966698	454925744	454888058	454848235	454810078	454773086	454737453	454703323	454668625	454634288	454599614	454564550	454531344	454497660	454463746	454430208	454397753	454364878
455055889	455007708	454966714	454925777	454887852	454848250	454810094	454773094	454737461	454703331	454668641	454634296	454599622	454564352	454531351	454497678	454463753	454430224	454397761	454364886
455055905	455007716	454966722	454925785	454887894	454848037	454810136	454773110	454737479	454703125	454668658	454634304	454599630	454564386	454531369	454497694	454463761	454430232	454397779	454364902
455055913	455007500	454966748	454925595	454887910	454848045	454809914	454773144	454737487	454703133	454668674	454634312	454599648	454564410	454531385	454497702	454463779	454430257	454397555	454364910
455055939	455007518	454966763	454925603	454887936	454848060	454809922	454772948	454737495	454703158	454668682	454634320	454599663	454564428	454531401	454497710	454463787	454430042	454397563	454364696
455055947	455007526	454966771	454925637	454887746	454848078	454809955	454772963	454737503	454703166	454668690	454634338	454599465	454564436	454531419	454497744	454463803	454430059	454397605	454364704
455055749	455007559	454966789	454925645	454887753	454848086	454809963	454772971	454737511	454703182	454668724	454634346	454599473	454564451	454531427	454497538	454463811	454430067	454397613	454364738
455055772	455007567	454966573	454925678	454887761	454848094	454809997	454772989	454737529	454703190	454668732	454634353	454599507	454564246	454531211	454497546	454463829	454430083	454397639	454364746
455055780	455007583	454966649	454925686	454887795	454848110	454810003	454773011	454737545	454703208	454668518	454634361	454599523	454564261	454531229	454497561	454463845	454430091	454397647	454364753
455055806	455007609	454966664	454925470	454887803	454848128	454810029	454772815	454737388	454703216	454668526	454634155	454599531	454564279	454531237	454497579	454463639	454430117	454397654	454364779
455055814	455007393	454966474	454925496	454887811	454848136	454809807	454772823	454737412	454703224	454668534	454634163	454599549	454564287	454531252	454497587	454463647	454430125	454397662	454364787
455055822	455007419	454966490	454925504	454887829	454847922	454809815	454772831	454737438	454703018	454668542	454634171	454599556	454564295	454531260	454497603	454463654	454430141	454397670	454364795
455055830	455007427	454966516	454925520	454887837	454847930	454809831	454772849	454737446	454703026	454668559	454634189	454599358	454564311	454531286	454497611	454463696	454429911	454397449	454364597
455055624	455007435	454966532	454925538	454887639	454847948	454809849	454772864	454737230	454703034	454668567	454634197	454599366	454564329	454531294	454497629	454463704	454429929	454397456	454364605
455055640	455007443	454966540	454925546	454887647	454847955	454809856	454772880	454737248	454703042	454668583	454634205	454599374	454564337	454531302	454497637	454463712	454429937	454397464	454364613
455055657	455007450	454966565	454925561	454887654	454847963	454809864	454772906	454737263	454703059	454668591	454634221	454599382	454564345	454531096	454497421	454463720	454429945	454397472	454364621
455055665	455007468	454966342	454925579	454887670	454847971	454809880	454772914	454737289	454703067	454668609	454634239	454599390	454564139	454531104	454497439	454463738	454429952	454397480	454364654
455055673	455007476	454966359	454925363	454887688	454847989	454809898	454772708	454737297	454703075	454668617	454634247	454599408	454564147	454531112	454497447	454463522	454429960	454397498	454364670
455055681	455007484	454966375	454925371	454887712	454847997	454809906	454772740	454737313	454703083	454668401	454634254	454599416	454564154	454531120	454497454	454463530	454429978	454397506	454364688
455055707	455007492	454966383	454925397	454887720	454847815	454809708	454772757	454737321	454703091	454668419	454634056	454599424	454564170	454531138	454497462	454463548	454429986	454397522	454364464
455055715	455007302	454966391	454925405	454887522	454847823	454809716	454772773	454737339	454703109	454668427	454634064	454599432	454564188	454531146	454497488	454463555	454429994	454397530	454364480
455055723	455007310	454966409	454925421	454887530	454847831	454809724	454772781	454737131	454703117	454668435	454634098	454599234	454564204	454531153	454497496	454463589	454430000	454397548	454364506
455055517	455007328	454966417	454925447	454887548	454847849	454809740	454772799	454737156	454702911	454668450	454634106	454599242	454564220	454531161	454497520	454463597	454430018	454397340	454364514
455055533	455007336	454966458	454925462	454887555	454847856	454809757	454772807	454737172	454702929	454668468	454634114	454599267	454564238	454531179	454497306	454463605	454429796	454397357	454364522
455055541	455007351	454966268	454925256	454887563	454847872	454809765	454772591	454737214	454702945	454668476	454634130	454599275	454564048	454531187	454497322	454463415	454429812	454397365	454364530
455055574	455007369	454966276	454925264	454887571	454847880	454809773	454772617	454737222	454702952	454668500	454633959	454599291	454564063	454531195	454497348	454463423	454429820	454397373	454364548
455055582	455007385	454966284	454925280	454887597	454847898	454809781	454772625	454737016	454702960	454668302	454633975	454599317	454564089	454530981	454497355	454463431	454429838	454397381	454364555
455055590	455007179	454966292	454925298	454887605	454847914	454809799	454772658	454737032	454702978	454668310	454633983	454599325	454564097	454531005	454497363	454463456	454429853	454397399	454364563
455055608	455007203	454966318	454925306	454887415	454847690	454809591	454772666	454737040	454702986	454668328	454633991	454599333	454564105	454531013	454497371	454463480	454429861	454397407	454364571
455055426	455007211	454966128	454925322	454887423	454847708	454809609	454772674	454737057	454702994	454668336	454634007	454599119	454564113	454531021	454497389	454463498	454429879	454397415	454364340
455055434	455007229	454966151	454925348	454887431	454847724	454809625	454772682	454737065	454703000	454668344	454634023	454599127	454563933	454531047	454497397	454463514	454429887	454397423	454364357
455055442	455007245	454966169	454925355	454887449	454847740	454809633	454772484	454737073	454702796	454668351	454634031	454599135	454563974	454531054	454497405	454463316	454429903	454397431	454364365
455055459	455007252	454966177	454925140	454887464	454847757	454809641	454772492	454737099	454702804	454668369	454634049	454599143	454563982	454531070	454497199	454463324	454429713	454397225	454364373
455055467	455007260	454966193	454925181	454887498	454847765	454809658	454772500	454736935	454702812	454668385	454633835	454599150	454563990	454531088	454497207	454463332	454429739	454397233	454364399
455055475	455007278	454966201	454925199	454887506	454847781	454809682	454772534	454736950	454702820	454668393	454633843	454599168	454564022	454530874	454497223	454463340	454429747	454397241	454364407

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455055509	455007062	454966219	454925215	454887290	454847807	454809484	454772542	454736976	454702853	454668187	454633850	454599176	454563826	454530882	454497249	454463365	454429788	454397258	454364423
455055293	455007070	454966227	454925223	454887308	454847583	454809492	454772559	454736992	454702861	454668195	454633876	454599184	454563842	454530890	454497256	454463373	454429572	454397266	454364431
455055301	455007088	454966011	454925249	454887316	454847591	454809500	454772575	454736786	454702887	454668211	454633884	454599200	454563859	454530908	454497264	454463381	454429580	454397274	454364449
455055327	455007096	454966037	454925033	454887332	454847609	454809518	454772583	454736794	454702671	454668229	454633892	454599226	454563875	454530916	454497272	454463399	454429598	454397282	454364456
455055335	455007104	454966052	454925058	454887340	454847617	454809534	454772369	454736802	454702705	454668237	454633918	454599028	454563909	454530924	454497280	454463209	454429606	454397308	454364241
455055368	455007120	454966078	454925066	454887357	454847641	454809559	454772385	454736810	454702721	454668245	454633926	454599036	454563917	454530932	454497298	454463225	454429614	454397316	454364258
455055376	455007146	454966094	454925090	454887373	454847658	454809575	454772393	454736836	454702747	454668252	454633934	454599051	454563701	454530940	454497082	454463241	454429622	454397324	454364266
455055392	455007161	454966102	454925108	454887399	454847682	454809377	454772401	454736844	454702754	454668260	454633728	454599069	454563727	454530767	454497108	454463258	454429630	454397100	454364274
455055186	455006957	454965922	454925116	454887183	454847476	454809385	454772419	454736877	454702762	454668062	454633736	454599077	454563735	454530775	454497124	454463266	454429648	454397118	454364282
455055202	455006965	454965930	454925124	454887191	454847484	454809393	454772427	454736679	454702770	454668070	454633744	454599093	454563750	454530783	454497140	454463274	454429655	454397126	454364290
455055228	455006981	454965955	454925132	454887209	454847492	454809401	454772443	454736687	454702788	454668088	454633751	454599101	454563768	454530791	454497165	454463282	454429663	454397134	454364308
455055236	455007005	454965963	454924929	454887233	454847500	454809419	454772468	454736703	454702572	454668096	454633769	454598913	454563776	454530809	454497173	454463308	454429671	454397142	454364316
455055244	455007021	454965971	454924945	454887241	454847518	454809427	454772252	454736729	454702580	454668112	454633777	454598939	454563792	454530817	454497181	454463092	454429465	454397159	454364324
455055251	455007039	454965997	454924952	454887258	454847559	454809443	454772278	454736752	454702598	454668120	454633785	454598947	454563800	454530825	454496977	454463118	454429481	454397175	454364332
455055277	455007047	454966003	454924960	454887274	454847575	454809450	454772286	454736760	454702614	454668138	454633793	454598954	454563818	454530833	454496985	454463159	454429499	454397191	454364126
455055285	455006858	454965815	454924994	454887282	454847369	454809476	454772302	454736562	454702622	454668146	454633801	454598996	454563602	454530866	454497009	454463167	454429507	454397209	454364134
455055111	455006866	454965823	454925009	454887076	454847377	454809260	454772310	454736570	454702630	454668153	454633827	454599002	454563610	454530650	454497033	454463175	454429515	454397217	454364142
455055145	455006874	454965849	454925025	454887092	454847385	454809278	454772336	454736588	454702663	454668161	454633637	454598806	454563628	454530676	454497041	454463191	454429523	454396995	454364159
455055152	455006882	454965856	454924820	454887118	454847401	454809294	454772344	454736596	454702499	454667965	454633645	454598814	454563644	454530684	454497066	454462995	454429531	454397001	454364167
455054973	455006908	454965872	454924838	454887142	454847419	454809302	454772351	454736620	454702507	454667973	454633660	454598822	454563651	454530692	454497074	454463001	454429549	454397019	454364175
455054999	455006916	454965880	454924846	454887159	454847427	454809310	454772179	454736646	454702515	454668005	454633694	454598848	454563669	454530700	454496860	454463019	454429556	454397035	454364183
455055012	455006940	454965898	454924853	454887167	454847435	454809328	454772195	454736653	454702358	454668013	454633702	454598855	454563693	454530718	454496878	454463043	454429564	454397043	454364191
455055038	455006734	454965682	454924861	454887175	454847450	454809369	454772203	454736661	454702366	454668039	454633710	454598863	454563503	454530734	454496886	454463050	454429366	454397068	454364209
455055046	455006742	454965708	454924879	454886961	454847468	454809153	454772211	454736455	454702382	454668047	454633504	454598889	454563511	454530742	454496894	454463068	454429374	454397076	454364217
455055053	455006759	454965716	454924887	454886979	454847252	454809179	454772245	454736463	454702390	454667858	454633546	454598897	454563537	454530759	454496902	454463076	454429382	454397084	454364225
455055061	455006775	454965724	454924895	454886995	454847278	454809187	454772047	454736489	454702408	454667882	454633553	454598681	454563560	454530577	454496910	454462862	454429390	454396888	454364019
455054858	455006791	454965732	454924705	454887001	454847302	454809195	454772054	454736505	454702416	454667890	454633561	454598699	454563578	454530593	454496928	454462870	454429408	454396896	454364027
455054874	455006817	454965740	454924713	454887019	454847310	454809203	454772062	454736513	454702424	454667908	454633579	454598707	454563586	454530619	454496936	454462896	454429424	454396912	454364043
455054882	455006825	454965765	454924747	454887027	454847328	454809211	454772070	454736323	454702432	454667916	454633587	454598723	454563396	454530627	454496944	454462904	454429440	454396938	454364050
455054890	455006833	454965575	454924754	454887035	454847336	454809229	454772088	454736331	454702440	454667932	454633595	454598749	454563404	454530635	454496951	454462912	454429457	454396946	454364068
455054916	455006627	454965583	454924762	454887043	454847344	454809237	454772096	454736356	454702457	454667940	454633603	454598756	454563412	454530437	454496969	454462938	454429234	454396961	454364076
455054924	455006635	454965591	454924770	454887050	454847351	454809245	454772104	454736364	454702242	454667742	454633611	454598764	454563420	454530445	454496761	454462953	454429242	454396979	454364084
455054932	455006643	454965609	454924796	454886854	454847153	454809252	454772112	454736398	454702259	454667759	454633397	454598772	454563438	454530452	454496779	454462763	454429259	454396987	454364092
455054940	455006650	454965625	454924804	454886862	454847179	454809039	454772138	454736406	454702267	454667783	454633405	454598780	454563446	454530460	454496787	454462797	454429267	454396763	454364100
455054767	455006668	454965633	454924606	454886870	454847195	454809062	454771940	454736414	454702275	454667791	454633413	454598582	454563453	454530478	454496795	454462821	454429291	454396771	454363904
455054775	455006676	454965641	454924614	454886896	454847203	454809096	454771957	454736224	454702291	454667809	454633421	454598590	454563461	454530486	454496803	454462839	454429309	454396797	454363920
455054783	455006692	454965674	454924622	454886904	454847211	454809104	454771973	454736240	454702309	454667817	454633439	454598624	454563479	454530494	454496829	454462847	454429325	454396805	454363938
455054791	455006700	454965468	454924630	454886912	454847229	454809112	454771981	454736265	454702317	454667825	454633454	454598640	454563495	454530510	454496837	454462854	454429333	454396847	454363946
455054809	455006726	454965484	454924648	454886920	454847237	454809146	454772013	454736299	454702325	454667635	454633470	454598657	454563297	454530528	454496845	454462672	454429341	454396862	454363953
455054817	455006528	454965492	454924663	454886946	454847245	454808924	454772021	454736307	454702333	454667650	454633496	454598665	454563305	454530320	454496852	454462680	454429127	454396870	454363961
455054825	455006569	454965500	454924671	454886953	454847054	454808932	454771833	454736315	454702341	454667676	454633280	454598673	454563321	454530338	454496662	454462698	454429135	454396649	454363979
455054833	455006585	454965518	454924499	454886748	454847062	454808940	454771841	454736117	454702127	454667684	454633314	454598483	454563339	454530346	454496670	454462706	454429143	454396664	454363987
455054841	455006593	454965526	454924515	454886755	454847112	454808973	454771882	454736125	454702143	454667718	454633330	454598491	454563347	454530353	454496696	454462714	454429150	454396672	454363995
455054643	455006601	454965534	454924523	454886789	454847120	454808981	454771890	454736133	454702168	454667494	454633348	454598517	454563354	454530361	454496704	454462730	454429168	454396680	454364001
455054650	455006395	454965542	454924549	454886797	454847138	454808999	454771692	454736141	454702176	454667544	454633363	454598533	454563362	454530379	454496720	454462748	454429176	454396698	454363797
455054668	455006411	454965567	454924556	454886813	454846932	454809005	454771700	454736166	454702184	454667551	454633371	454598558	454563388	454530387	454496738	454462755	454429184	454396706	454363805
455054684	455006502	454965344	454924564	454886839	454846940	454808817	454771718	454736182	454702192	454667569	454633389	454598566	454563172	454530395	454496746	454462540	454429192	454396714	454363813
455054718	455006270	454965351	454924580	454886656	454846973	454808825	454771726	454736208	454702200	454667585	454633181	454598574	454563180	454530411	454496753	454462565	454429200	454396730	454363821
455054726	455006304	454965369	454924598	454886664	454846981	454808833	454771759	454735994	454702218	454667601	454633199	454598376	454563198	454530429	454496548	454462573	454429218	454396748	454363839
455054734	455006320	454965377	454924382	454886672	454847013	454808841	454771767	454736000	454702226	454667395	454633207	454598384	454563206	454530205	454496555	454462581	454429226	454396755	454363847
455054544	455006338	454965393	454924390	454886680	454846825	454808858	454771775	454736018	454702002	454667411	454633215	454598392	454563214	454530221	454496571	454462607	454429010	454396524	454363854
455054551	455006361	454965401	454924408	454886698	454846858	454808866	454771593	454736034	454702010	454667445	454633231	454598400	454563222	454530239	454496597	454462649	454429028	454396540	454363862
455054569	455006379	454965435	454924416	454886706	454846890	454808882	454771627	454736042	454702028	454667452	454633249	454598418	454563230	454530247	454496605	454462425	454429036	454396557	454363870
455054593	455006163	454965443	454924440	454886714	454846700	454808890	454771635	454736059	454702036	454667460	454633256	454598426	454563248	454530254	454496613	454462433	454429051	454396565	454363888
455054601	455006171	454965237	454924457	454886722	454846718	454808908	454771650	454736075	454702051	454667478	454633272	454598459	454563255	454530262	454496621	454462441	454429085	454396581	454363896
455054627	455006197	454965252	454924465	454886516	454846726	454808916	454771668	454736091	454702069	454667486	454633074	454598467	454563271	454530270	454496639	454462458	454429093	454396599	454363680
455054411	455006205	454965260	454924473	454886524	454846734	454808718	454771684	454735887	454702085	454667288	454633090	454598277	454563065	454530288	454496647	454462474	454429101	454396607	454363698
455054437	455006239	454965278	454924481	454886532	454846742	454808726	454771460	454735911	454702101	454667296	454633108	454598285	454563073	454530304	454496449	454462482	454428905	454396615	454363706
455054445	455006247	454965294	454924275	454886540	454846759	454808742	454771478	454735929	454702119	454667320	454633116	454598293	454563081	454530312	454496456	454462490	454428913	454396631	454363714
455054478	455006254	454965302	454924309	454886557	454846767	454808767	454771486	454735937	454701897	454667338	454633124	454598319	454563099	454530106	454496464	454462524	454428921	454396417	454363722
455054486	455006064	454965310	454924317	454886573	454846775	454808775	454771494	454735945	454701905	454667346	454633132	454598327	454563107	454530114	454496472	454462532	454428939	454396425	454363730
455054494	455006072	454965336	454924325	454886599	454846783	454808783	454771502	454735952	454701913	454667353	454633157	454598335	454563115	454530122	454496480	454462342	454428947	454396433	454363748
455054304	455006080	454965153	454924341	454886607	454846809	454808593	454771528	454735960	454701939	454667361	454633165	454598368	454563123	454530148	454496506	454462359	454428954	454396441	454363763
455054338	455006106	454965161	454924374	454886615	454846593	454808601	454771551	454735978	454701947	454667379	454633173	454598152	454563131	454530155	454496514	454462367	454428970	454396458	454363771
455054361	455006130	454965179	454924168	454886417	454846619	454808635	454771338	454735770	454701970	454667387	454632969	454598160	454563156	454530163	454496340	454462375	454428988	454396466	454363789
455054387	455006148	454965187	454924176	454886433	454846643	454808668	454771346	454735796	454701988	454667171	454632977	454598178	454563164	454530171	454496365	454462383	454428996	454396482	454363557
455054395	455005934	454965211	454924184	454886466	454846650	454808676	454771361	454735812	454701996	454667213	454632985	454598202	454562950	454530189	454496373	454462391	454428798	454396490	454363565
455054197	455005942	454965229	454924200	454886474	454846676	454808684	454771387	454735846	454701798	454667221	454632993	454598210	454562976	454530197	454496381	454462409	454428806	454396516	454363573
455054205	455005959	454965013	454924218	454886490	454846684	454808692	454771403	454735853	454701806	454667239	454633009	454598228	454562984	454530007	454496399	454462219	454428822	454396292	454363581
455054213	455005983	454965021	454924226	454886292	454846692	454808494	454771411	454735861	454701814	454667247	454633017	454598236	454562992	454530015	454496407	454462227	454428830	454396300	454363599
455054247	455005991	454965039	454924234	454886326	454846486	454808502	454771429	454735879	454701822	454667254	454633025	454598244	454563008	454530031	454496415	454462235	454428848	454396318	454363607
455054270	455006015	454965047	454924242	454886334	454846494	454808551	454771437	454735663	454701830	454667262	454633033	454598251	454563016	454530049	454496217	454462243	454428855	454396326	454363623
455054288	455005835	454965054	454924259	454886342	454846510	454808395	454771213	454735671	454701848	454667270	454633041	454598046	454563024	454530064	454496225	454462250	454428863	454396334	454363631

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455054296	455005850	454965062	454924051	454886367	454846528	454808403	454771254	454735689	454701855	454667064	454633058	454598053	454563040	454530072	454496233	454462292	454428897	454396342	454363649
455054080	455005868	454965070	454924085	454886375	454846536	454808429	454771262	454735705	454701871	454667072	454633066	454598061	454563057	454530080	454496258	454462300	454428681	454396367	454363664
455054098	455005892	454965088	454924101	454886383	454846551	454808437	454771270	454735721	454701889	454667080	454632860	454598103	454562851	454529876	454496266	454462318	454428699	454396375	454363672
455054106	455005900	454965104	454924127	454886391	454846569	454808452	454771288	454735739	454701699	454667098	454632878	454598111	454562869	454529892	454496308	454462102	454428707	454396391	454363441
455054114	455005926	454964925	454924135	454886201	454846585	454808460	454771304	454735747	454701707	454667114	454632886	454598129	454562877	454529900	454496316	454462110	454428715	454396409	454363458
455054122	455005728	454964933	454924143	454886219	454846361	454808478	454771312	454735754	454701715	454667122	454632894	454598145	454562885	454529918	454496100	454462128	454428723	454396185	454363466
455054130	455005736	454964941	454923947	454886227	454846387	454808486	454771320	454735556	454701731	454667130	454632902	454597931	454562893	454529926	454496118	454462144	454428749	454396193	454363474
455054163	455005744	454964958	454923954	454886268	454846395	454808262	454771098	454735564	454701749	454667148	454632928	454597949	454562919	454529942	454496134	454462151	454428772	454396201	454363482
455054171	455005751	454964966	454923962	454886276	454846411	454808270	454771106	454735572	454701764	454667163	454632936	454597956	454562935	454529967	454496142	454462169	454428780	454396219	454363490
455054189	455005777	454964982	454923970	454886284	454846429	454808338	454771114	454735580	454701772	454666959	454632944	454597964	454562943	454529975	454496159	454462193	454428608	454396227	454363524
455053975	455005819	454964990	454923988	454886078	454846445	454808346	454771122	454735598	454701574	454666975	454632951	454597980	454562752	454529751	454496167	454462003	454428616	454396235	454363540
455053983	455005603	454965005	454924028	454886086	454846460	454808353	454771130	454735614	454701582	454666983	454632753	454597998	454562778	454529777	454496175	454462011	454428632	454396243	454363334
455054007	455005611	454964792	454924036	454886094	454846478	454808361	454771171	454735622	454701624	454666991	454632779	454598004	454562786	454529785	454496191	454462029	454428640	454396250	454363342
455054015	455005637	454964818	454923830	454886110	454846254	454808379	454771205	454735630	454701632	454667007	454632787	454598038	454562794	454529793	454496209	454462045	454428657	454396268	454363359
455054031	455005694	454964826	454923848	454886136	454846270	454808155	454770983	454735648	454701640	454667015	454632795	454597832	454562802	454529801	454495995	454462060	454428665	454396276	454363367
455053876	455005702	454964842	454923863	454886144	454846288	454808163	454771007	454735655	454701657	454667031	454632803	454597840	454562828	454529819	454496001	454462078	454428673	454396284	454363391
455053884	455005496	454964859	454923889	454886151	454846296	454808171	454771015	454735457	454701665	454667056	454632829	454597857	454562836	454529827	454496019	454462086	454428467	454396078	454363409
455053900	455005512	454964883	454923897	454886169	454846304	454808189	454771023	454735465	454701467	454666843	454632837	454597873	454562844	454529835	454496035	454461898	454428475	454396086	454363417
455053918	455005520	454964891	454923905	454886177	454846312	454808205	454771031	454735473	454701475	454666850	454632845	454597881	454562638	454529868	454496050	454461906	454428483	454396094	454363425
455053942	455005538	454964685	454923921	454885955	454846320	454808221	454771049	454735481	454701483	454666868	454632647	454597899	454562646	454529645	454496068	454461914	454428491	454396102	454363227
455053751	455005546	454964701	454923939	454885963	454846353	454808239	454771056	454735499	454701491	454666884	454632654	454597907	454562653	454529678	454496076	454461922	454428533	454396110	454363235
455053785	455005553	454964719	454923749	454885989	454846148	454808247	454771072	454735507	454701509	454666892	454632662	454597915	454562661	454529686	454496092	454461930	454428541	454396128	454363243
455053793	455005561	454964776	454923764	454885997	454846155	454808254	454771080	454735515	454701517	454666900	454632670	454597717	454562679	454529694	454495888	454461948	454428558	454396144	454363250
455053827	455005579	454964578	454923772	454886003	454846171	454808064	454770868	454735523	454701525	454666918	454632688	454597733	454562695	454529702	454495896	454461955	454428350	454396151	454363268
455053843	455005587	454964586	454923780	454886011	454846197	454808072	454770884	454735531	454701566	454666926	454632696	454597766	454562703	454529710	454495904	454461963	454428368	454396169	454363284
455053850	455005595	454964610	454923798	454886045	454846205	454808080	454770892	454735333	454701350	454666934	454632704	454597774	454562729	454529728	454495912	454461757	454428384	454396177	454363292
455053652	455005371	454964628	454923806	454885849	454846213	454808114	454770918	454735341	454701384	454666728	454632712	454597782	454562737	454529736	454495920	454461765	454428400	454395971	454363300
455053660	455005389	454964636	454923822	454885856	454846221	454808148	454770926	454735366	454701400	454666736	454632738	454597790	454562513	454529538	454495938	454461773	454428418	454395989	454363326
455053686	455005405	454964677	454923616	454885864	454846239	454807934	454770934	454735374	454701418	454666744	454632746	454597592	454562521	454529553	454495946	454461781	454428426	454395997	454363110
455053694	455005447	454964461	454923624	454885872	454846247	454807942	454770942	454735382	454701426	454666751	454632530	454597618	454562547	454529561	454495953	454461807	454428236	454396011	454363136
455053702	455005454	454964479	454923632	454885880	454846031	454807959	454770959	454735390	454701434	454666769	454632548	454597642	454562562	454529587	454495961	454461815	454428251	454396029	454363144
455053728	455005462	454964487	454923640	454885898	454846049	454807967	454770967	454735408	454701442	454666785	454632555	454597659	454562588	454529595	454495987	454461823	454428269	454396037	454363151
455053744	455005488	454964495	454923657	454885906	454846056	454807975	454770975	454735416	454701459	454666793	454632563	454597667	454562596	454529611	454495771	454461831	454428277	454396045	454363169
455053546	455005272	454964503	454923673	454885914	454846064	454807991	454770736	454735424	454701244	454666801	454632571	454597683	454562604	454529629	454495789	454461856	454428301	454396060	454363177
455053553	455005314	454964511	454923707	454885948	454846072	454808007	454770744	454735432	454701251	454666603	454632589	454597691	454562612	454529637	454495797	454461864	454428319	454395856	454363185
455053561	455005322	454964529	454923715	454885740	454846080	454808015	454770769	454735440	454701269	454666611	454632597	454597493	454562620	454529439	454495805	454461658	454428327	454395864	454363193
455053579	455005355	454964537	454923525	454885757	454846098	454808023	454770801	454735226	454701277	454666629	454632613	454597501	454562414	454529447	454495813	454461674	454428137	454395872	454363201
455053603	455005363	454964545	454923533	454885773	454846114	454808031	454770827	454735234	454701285	454666637	454632621	454597535	454562430	454529462	454495821	454461682	454428145	454395880	454363219
455053611	455005157	454964552	454923541	454885781	454846122	454807835	454770835	454735242	454701293	454666645	454632639	454597576	454562448	454529488	454495839	454461716	454428152	454395898	454363003
455053637	455005173	454964347	454923558	454885799	454845934	454807843	454770843	454735259	454701319	454666678	454632423	454597584	454562455	454529496	454495847	454461732	454428160	454395906	454363029
455053421	455005223	454964354	454923574	454885807	454845942	454807850	454770611	454735267	454701327	454666686	454632431	454597386	454562463	454529512	454495854	454461740	454428178	454395922	454363037
455053439	455005256	454964370	454923582	454885815	454845967	454807876	454770678	454735275	454701343	454666694	454632449	454597394	454562489	454529520	454495862	454461559	454428186	454395930	454363045
455053447	455005041	454964420	454923590	454885633	454845975	454807900	454770694	454735283	454701137	454666702	454632456	454597410	454562497	454529322	454495870	454461567	454428194	454395948	454363060
455053454	455005066	454964446	454923608	454885641	454845983	454807918	454770702	454735291	454701152	454666496	454632472	454597444	454562505	454529330	454495664	454461575	454428210	454395955	454363078
455053462	455005074	454964222	454923400	454885658	454845991	454807926	454770710	454735309	454701160	454666504	454632498	454597451	454562299	454529348	454495672	454461583	454428228	454395740	454363086
455053470	455005082	454964230	454923418	454885666	454846015	454807710	454770504	454735317	454701178	454666512	454632506	454597469	454562307	454529355	454495680	454461609	454428020	454395757	454363102
455053488	455005090	454964263	454923426	454885682	454846023	454807736	454770512	454735325	454701186	454666520	454632514	454597485	454562315	454529363	454495698	454461617	454428046	454395765	454362898
455053355	455005116	454964271	454923434	454885690	454845819	454807744	454770520	454735119	454701202	454666546	454632316	454597279	454562323	454529389	454495706	454461633	454428053	454395773	454362906
455053363	455004929	454964289	454923442	454885716	454845835	454807751	454770538	454735135	454701228	454666553	454632340	454597287	454562331	454529397	454495714	454461435	454428061	454395799	454362914
455053389	455004945	454964297	454923459	454885526	454845843	454807769	454770553	454735143	454701236	454666561	454632357	454597295	454562356	454529405	454495722	454461450	454428079	454395807	454362930
455053413	455004978	454964313	454923467	454885534	454845850	454807777	454770561	454735150	454701038	454666579	454632365	454597303	454562380	454529413	454495730	454461476	454428087	454395815	454362955
455053207	455004986	454964321	454923475	454885559	454845876	454807785	454770579	454735168	454701046	454666587	454632373	454597329	454562398	454529215	454495755	454461484	454428095	454395823	454362963
455053215	455005017	454964123	454923491	454885583	454845884	454807793	454770587	454735176	454701053	454666595	454632381	454597337	454562182	454529223	454495763	454461500	454428103	454395849	454362989
455053223	455005025	454964131	454923285	454885591	454845892	454807819	454770603	454735184	454701061	454666371	454632399	454597345	454562190	454529249	454495557	454461518	454428111	454395633	454362781
455053231	455004812	454964156	454923293	454885401	454845918	454807629	454770397	454735192	454701079	454666389	454632407	454597360	454562208	454529256	454495565	454461534	454427899	454395641	454362815
455053249	455004838	454964164	454923301	454885419	454845710	454807652	454770405	454735200	454701087	454666397	454632415	454597378	454562216	454529272	454495573	454461310	454427907	454395658	454362823
455053264	455004846	454964172	454923327	454885435	454845728	454807678	454770413	454735218	454701095	454666405	454632209	454597162	454562224	454529298	454495581	454461336	454427915	454395666	454362849
455053280	455004879	454964180	454923335	454885443	454845736	454807694	454770421	454735002	454701103	454666413	454632225	454597188	454562232	454529306	454495599	454461344	454427931	454395674	454362856
455053298	455004887	454964198	454923343	454885450	454845744	454807702	454770447	454735010	454701111	454666421	454632233	454597196	454562240	454529090	454495607	454461351	454427949	454395682	454362864
455053306	455004697	454964214	454923368	454885468	454845751	454807496	454770454	454735051	454701129	454666439	454632258	454597204	454562257	454529108	454495615	454461369	454427956	454395690	454362872
455053082	455004713	454964008	454923384	454885476	454845777	454807504	454770470	454735093	454700923	454666447	454632308	454597212	454562265	454529116	454495623	454461377	454427964	454395708	454362880
455053124	455004721	454964016	454923160	454885492	454845785	454807512	454770496	454735101	454700949	454666454	454632100	454597238	454562083	454529124	454495631	454461385	454427972	454395716	454362674
455053132	455004770	454964024	454923178	454885278	454845793	454807520	454770280	454734898	454700956	454666462	454632118	454597246	454562091	454529132	454495649	454461393	454427980	454395724	454362682
455053140	455004796	454964032	454923186	454885294	454845801	454807538	454770298	454734906	454700964	454666256	454632126	454597261	454562109	454529140	454495656	454461401	454427998	454395526	454362690
455053173	455004580	454964040	454923194	454885310	454845595	454807553	454770306	454734914	454700972	454666264	454632134	454597055	454562117	454529165	454495441	454461427	454428004	454395534	454362708
455053199	455004598	454964057	454923228	454885328	454845603	454807561	454770314	454734922	454701004	454666272	454632142	454597063	454562141	454529173	454495458	454461203	454427782	454395542	454362716
455052977	455004614	454964065	454923269	454885344	454845611	454807579	454770322	454734930	454701012	454666280	454632167	454597071	454562166	454528977	454495466	454461237	454427790	454395559	454362724
455052993	455004630	454964073	454923277	454885351	454845629	454807587	454770355	454734948	454700808	454666314	454632175	454597089	454561960	454528985	454495474	454461252	454427808	454395567	454362732
455053009	455004648	454964081	454923046	454885377	454845637	454807389	454770363	454734955	454700816	454666322	454632183	454597121	454561978	454528993	454495524	454461260	454427824	454395575	454362740
455053017	455004671	454964099	454923061	454885161	454845645	454807405	454770371	454734963	454700840	454666330	454632001	454597139	454561986	454529009	454495532	454461278	454427832	454395591	454362765
455053025	455004473	454964107	454923079	454885179	454845678	454807413	454770389	454734971	454700899	454666348	454632019	454597147	454562000	454529017	454495334	454461286	454427840	454395609	454362773
455053033	455004499	454963893	454923087	454885187	454845686	454807421	454770173	454734989	454700683	454666157	454632027	454596933	454562018	454529025	454495367	454461302	454427857	454395617	454362559
455053041	455004549	454963919	454923103	454885237	454845694	454807439	454770181	454734997	454700717	454666165	454632035	454596958	454562026	454529033	454495375	454461096	454427865	454395625	454362567

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455053058	455004556	454963927	454923111	454885245	454845488	454807447	454770207	454734781	454700725	454666173	454632043	454596966	454562034	454529041	454495383	454461104	454427873	454395435	454362583
455053066	455004564	454963935	454923129	454885252	454845504	454807462	454770215	454734799	454700733	454666181	454632050	454596990	454562042	454529058	454495409	454461112	454427881	454395476	454362591
455053074	455004572	454963943	454922931	454885054	454845512	454807470	454770223	454734815	454700766	454666199	454632076	454597006	454562059	454528852	454495417	454461120	454427675	454395484	454362609
455052860	455004366	454963968	454922949	454885062	454845520	454807488	454770231	454734831	454700774	454666215	454632092	454597014	454561879	454528860	454495425	454461138	454427683	454395500	454362625
455052886	455004382	454963976	454922964	454885070	454845538	454807280	454770249	454734849	454700782	454666223	454631896	454597022	454561887	454528886	454495433	454461146	454427691	454395518	454362641
455052894	455004390	454963984	454923004	454885088	454845546	454807314	454770264	454734856	454700790	454666231	454631904	454596826	454561895	454528894	454495227	454461153	454427709	454395310	454362658
455052928	455004408	454963778	454923038	454885096	454845553	454807322	454770272	454734880	454700584	454666033	454631912	454596842	454561945	454528902	454495235	454461161	454427717	454395328	454362443
455052936	455004432	454963794	454922824	454885104	454845579	454807348	454770066	454734666	454700600	454666041	454631920	454596859	454561952	454528910	454495243	454461195	454427725	454395336	454362450
455052746	455004440	454963828	454922857	454885120	454845587	454807355	454770082	454734682	454700618	454666066	454631938	454596875	454561747	454528928	454495250	454460981	454427733	454395369	454362476
455052787	455004465	454963836	454922865	454885146	454845363	454807371	454770090	454734690	454700626	454666074	454631946	454596883	454561754	454528944	454495268	454461013	454427741	454395385	454362484
455052795	455004267	454963844	454922873	454884966	454845405	454807173	454770116	454734724	454700634	454666090	454631979	454596891	454561762	454528951	454495276	454461021	454427758	454395401	454362492
455052837	455004283	454963869	454922881	454884974	454845413	454807181	454770132	454734732	454700659	454666108	454631987	454596909	454561770	454528753	454495292	454461039	454427774	454395195	454362500
455052621	455004325	454963877	454922907	454884982	454845421	454807199	454770140	454734740	454700667	454666116	454631805	454596917	454561788	454528761	454495300	454461047	454427568	454395211	454362518
455052647	455004143	454963661	454922923	454884990	454845439	454807207	454770157	454734567	454700675	454666124	454631813	454596925	454561796	454528779	454495318	454461062	454427576	454395229	454362526
455052654	455004150	454963679	454922717	454885005	454845447	454807215	454769951	454734575	454700493	454666132	454631821	454596719	454561804	454528787	454495326	454461070	454427592	454395237	454362534
455052662	455004168	454963695	454922725	454885039	454845454	454807223	454769977	454734583	454700501	454665936	454631847	454596735	454561630	454528795	454495136	454461088	454427600	454395252	454362542
455052704	455004176	454963703	454922733	454884834	454845462	454807231	454770009	454734591	454700527	454665944	454631854	454596743	454561648	454528803	454495144	454460882	454427618	454395260	454362344
455052720	455004192	454963711	454922741	454884842	454845256	454807256	454770017	454734617	454700535	454665951	454631664	454596750	454561655	454528811	454495151	454460916	454427626	454395278	454362351
455052522	455004226	454963729	454922766	454884867	454845272	454807264	454770025	454734633	454700543	454665969	454631672	454596784	454561671	454528837	454495169	454460924	454427634	454395286	454362369
455052530	455004085	454963737	454922774	454884875	454845298	454807058	454770033	454734641	454700568	454665977	454631680	454596792	454561697	454528845	454495185	454460932	454427667	454395088	454362377
455052548	455004093	454963745	454922782	454884883	454845306	454807074	454770041	454734658	454700352	454665985	454631698	454596800	454561705	454528639	454495193	454460957	454427451	454395096	454362385
455052555	455004135	454963752	454922808	454884891	454845322	454807090	454770058	454734443	454700360	454665993	454631706	454596602	454561713	454528647	454495201	454460973	454427477	454395112	454362393
455052563	455003913	454963760	454922816	454884925	454845348	454807108	454769845	454734468	454700378	454666009	454631714	454596610	454561721	454528654	454495219	454460775	454427485	454395120	454362401
455052571	455003921	454963562	454922600	454884933	454845140	454807132	454769852	454734492	454700394	454666017	454631722	454596636	454561739	454528662	454495003	454460783	454427493	454395138	454362435
455052589	455003947	454963588	454922618	454884727	454845157	454807140	454769860	454734500	454700402	454666025	454631763	454596651	454561523	454528670	454495011	454460791	454427519	454395146	454362211
455052597	455003954	454963620	454922634	454884735	454845165	454807157	454769878	454734526	454700410	454665837	454631557	454596669	454561531	454528688	454495037	454460817	454427527	454395153	454362229
455052613	455003970	454963646	454922642	454884743	454845181	454806944	454769894	454734534	454700428	454665845	454631565	454596677	454561549	454528696	454495045	454460833	454427535	454395161	454362237
455052407	455003996	454963448	454922675	454884750	454845199	454806977	454769910	454734542	454700444	454665852	454631599	454596685	454561572	454528712	454495052	454460858	454427543	454395179	454362252
455052415	455004002	454963471	454922683	454884768	454845207	454807009	454769936	454734336	454700246	454665860	454631607	454596461	454561580	454528720	454495060	454460668	454427550	454395187	454362260
455052423	455004028	454963489	454922691	454884784	454845215	454807033	454769944	454734344	454700253	454665886	454631615	454596479	454561598	454528738	454495078	454460684	454427345	454394974	454362278
455052449	455003822	454963513	454922709	454884792	454845223	454807041	454769720	454734351	454700261	454665902	454631649	454596487	454561606	454528530	454495094	454460700	454427352	454394982	454362294
455052464	455003863	454963539	454922493	454884818	454845058	454806837	454769753	454734377	454700287	454665712	454631656	454596495	454561614	454528548	454495102	454460718	454427360	454394990	454362302
455052472	455003897	454963547	454922501	454884610	454845066	454806852	454769779	454734385	454700295	454665720	454631433	454596511	454561416	454528555	454494899	454460726	454427378	454395005	454362310
455052506	455003707	454963349	454922535	454884644	454845082	454806894	454769787	454734401	454700303	454665738	454631441	454596545	454561440	454528563	454494907	454460759	454427386	454395013	454362104
455052290	455003749	454963356	454922543	454884651	454845090	454806902	454769795	454734419	454700329	454665746	454631466	454596560	454561457	454528571	454494915	454460551	454427394	454395021	454362112
455052316	455003756	454963364	454922550	454884693	454845116	454806928	454769803	454734427	454700337	454665753	454631474	454596578	454561465	454528589	454494923	454460577	454427402	454395039	454362120
455052324	455003764	454963414	454922568	454884701	454845132	454806720	454769811	454734435	454700345	454665761	454631490	454596586	454561473	454528597	454494931	454460585	454427410	454395054	454362138
455052332	455003772	454963422	454922584	454884719	454844945	454806738	454769829	454734229	454700139	454665779	454631516	454596594	454561481	454528613	454494949	454460593	454427428	454395062	454362153
455052357	455003798	454963430	454922592	454884511	454844960	454806746	454769837	454734245	454700147	454665787	454631532	454596347	454561499	454528415	454494956	454460601	454427444	454395070	454362161
455052365	455003590	454963232	454922378	454884529	454844978	454806753	454769613	454734252	454700170	454665803	454631326	454596354	454561515	454528431	454494964	454460627	454427238	454394867	454362187
455052373	455003608	454963240	454922386	454884537	454844994	454806787	454769621	454734260	454700196	454665597	454631334	454596362	454561309	454528449	454494972	454460635	454427246	454394883	454362195
455052381	455003624	454963281	454922394	454884545	454845009	454806803	454769639	454734278	454700204	454665621	454631359	454596370	454561317	454528464	454494774	454460643	454427253	454394891	454362203
455052183	455003632	454963299	454922436	454884552	454845017	454806811	454769647	454734286	454700022	454665639	454631367	454596388	454561325	454528480	454494782	454460650	454427261	454394909	454361999
455052191	455003640	454963307	454922451	454884560	454845025	454806829	454769654	454734294	454700030	454665647	454631375	454596396	454561341	454528498	454494790	454460445	454427279	454394917	454362005
455052209	455003657	454963315	454922469	454884578	454844846	454806613	454769670	454734310	454700048	454665662	454631383	454596404	454561366	454528506	454494808	454460460	454427287	454394925	454362013
455052217	455003665	454963323	454922261	454884586	454844853	454806621	454769688	454734120	454700063	454665670	454631391	454596420	454561382	454528308	454494816	454460478	454427295	454394933	454362021
455052233	455003509	454963117	454922279	454884594	454844879	454806647	454769696	454734138	454700071	454665472	454631409	454596453	454561390	454528316	454494824	454460486	454427303	454394941	454362047
455052241	455003517	454963133	454922295	454884602	454844887	454806654	454769704	454734146	454700089	454665480	454631417	454596248	454561408	454528324	454494832	454460494	454427311	454394958	454362054
455052266	455003525	454963158	454922311	454884388	454844903	454806662	454769712	454734153	454700097	454665506	454631425	454596255	454561192	454528340	454494840	454460502	454427329	454394966	454362062
455052076	455003558	454963174	454922329	454884396	454844929	454806670	454769506	454734161	454700105	454665514	454631219	454596263	454561200	454528357	454494857	454460510	454427337	454394750	454362070
455052092	455003566	454963182	454922352	454884412	454844747	454806688	454769522	454734179	454700113	454665548	454631235	454596271	454561218	454528373	454494865	454460346	454427113	454394768	454362088
455052100	455003574	454963190	454922360	454884420	454844754	454806696	454769548	454734187	454700121	454665555	454631250	454596289	454561226	454528381	454494881	454460379	454427121	454394776	454362096
455052118	455003368	454963208	454922154	454884438	454844762	454806704	454769563	454734195	454699919	454665571	454631268	454596297	454561234	454528399	454494659	454460395	454427139	454394792	454361890
455052126	455003376	454963216	454922162	454884446	454844770	454806712	454769589	454734203	454699927	454665340	454631300	454596305	454561259	454528407	454494667	454460403	454427147	454394818	454361908
455052134	455003392	454963018	454922170	454884453	454844788	454806514	454769597	454734005	454699935	454665381	454631318	454596313	454561283	454528209	454494675	454460411	454427154	454394834	454361916
455052159	455003418	454963026	454922188	454884461	454844796	454806522	454769605	454734013	454699950	454665399	454631094	454596321	454561291	454528217	454494691	454460429	454427162	454394859	454361924
455052175	455003426	454963042	454922196	454884487	454844804	454806530	454769399	454734021	454699968	454665407	454631102	454596339	454561077	454528225	454494709	454460437	454427188	454394644	454361932
455051953	455003459	454963059	454922220	454884495	454844812	454806548	454769407	454734047	454699976	454665415	454631128	454596115	454561085	454528233	454494741	454460239	454427196	454394651	454361940
455051995	455003251	454963075	454922238	454884263	454844614	454806555	454769423	454734054	454699984	454665431	454631136	454596123	454561093	454528241	454494766	454460247	454427204	454394677	454361957
455052019	455003269	454963083	454922246	454884271	454844622	454806563	454769431	454734062	454699992	454665233	454631169	454596149	454561119	454528258	454494550	454460262	454427220	454394685	454361965
455052027	455003293	454963091	454922030	454884289	454844630	454806589	454769449	454734070	454700006	454665241	454631177	454596156	454561127	454528266	454494568	454460270	454427014	454394693	454361973
455051847	455003301	454963109	454922055	454884297	454844648	454806605	454769456	454734088	454700014	454665266	454631185	454596172	454561135	454528282	454494592	454460288	454427022	454394701	454361775
455051854	455003319	454962895	454922063	454884305	454844655	454806399	454769464	454734096	454699794	454665274	454630989	454596198	454561143	454528290	454494600	454460296	454427030	454394719	454361783
455051862	455003335	454962903	454922089	454884313	454844671	454806407	454769472	454734104	454699828	454665282	454630997	454596206	454561150	454528084	454494626	454460304	454427048	454394727	454361791
455051870	455003343	454962911	454922097	454884339	454844697	454806423	454769480	454733882	454699869	454665290	454631003	454596222	454561168	454528100	454494436	454460312	454427063	454394735	454361809
455051912	455003350	454962929	454922105	454884347	454844705	454806431	454769498	454733908	454699877	454665316	454631011	454595984	454561176	454528118	454494444	454460338	454427071	454394743	454361817
455051920	455003178	454962937	454922121	454884354	454844507	454806449	454769316	454733916	454699893	454665324	454631029	454595992	454561184	454528134	454494451	454460122	454427089	454394537	454361825
455051946	455003186	454962945	454921933	454884362	454844515	454806456	454769324	454733932	454699901	454665332	454631037	454596008	454560962	454528142	454494469	454460130	454427097	454394545	454361833
455051748	455003228	454962952	454921941	454884370	454844523	454806472	454769332	454733957	454699679	454665126	454631045	454596032	454560970	454528159	454494477	454460148	454427105	454394552	454361866
455051755	455003244	454962960	454921958	454884156	454844549	454806480	454769340	454733965	454699695	454665134	454631052	454596040	454560996	454528167	454494485	454460155	454426891	454394578	454361874
455051763	455003038	454962978	454921966	454884172	454844556	454806282	454769357	454733973	454699711	454665142	454631060	454596057	454561002	454528175	454494493	454460171	454426909	454394594	454361668
455051805	455003046	454962986	454921982	454884180	454844564	454806316	454769365	454733981	454699729	454665159	454631078	454596073	454561010	454527987	454494501	454460189	454426917	454394628	454361676
455051813	455003087	454962994	454921990	454884198	454844572	454806332	454769373	454733999	454699737	454665183	454630880	454596081	454561044	454528001	454494519	454460197	454426925	454394420	454361684

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455051656	455003103	454962796	454922006	454884206	454844598	454806340	454769381	454733783	454699745	454665191	454630906	454595877	454561051	454528027	454494527	454460205	454426933	454394438	454361700
455051664	455003129	454962804	454922014	454884214	454844390	454806357	454769167	454733791	454699752	454665209	454630914	454595893	454561069	454528035	454494535	454460213	454426941	454394453	454361718
455051672	455003137	454962812	454922022	454884222	454844408	454806365	454769175	454733809	454699778	454665217	454630922	454595901	454560830	454528043	454494345	454460031	454426958	454394461	454361734
455051680	455002931	454962820	454921818	454884255	454844416	454806373	454769191	454733825	454699786	454665225	454630930	454595927	454560848	454528050	454494352	454460049	454426966	454394479	454361742
455051698	455002949	454962846	454921826	454884057	454844440	454806381	454769217	454733833	454699562	454665019	454630948	454595943	454560863	454528068	454494378	454460056	454426974	454394487	454361767
455051714	455002964	454962861	454921834	454884065	454844465	454806175	454769233	454733841	454699588	454665027	454630955	454595950	454560871	454528076	454494394	454460064	454426982	454394495	454361569
455051508	455002980	454962887	454921842	454884073	454844473	454806183	454769241	454733858	454699612	454665035	454630963	454595968	454560889	454527870	454494204	454460072	454426990	454394511	454361577
455051524	455002998	454962671	454921867	454884081	454844275	454806191	454769258	454733866	454699620	454665050	454630971	454595976	454560905	454527888	454494212	454460106	454426784	454394313	454361585
455051532	455003004	454962689	454921875	454884099	454844291	454806209	454769068	454733874	454699638	454665084	454630773	454595760	454560913	454527896	454494220	454460114	454426792	454394321	454361593
455051557	455003012	454962697	454921891	454884107	454844309	454806217	454769076	454733668	454699653	454665092	454630781	454595778	454560921	454527904	454494238	454459918	454426800	454394339	454361601
455051565	455003020	454962705	454921917	454884115	454844317	454806225	454769092	454733676	454699661	454665100	454630799	454595786	454560939	454527920	454494246	454459926	454426818	454394347	454361619
455051573	455002840	454962747	454921701	454884123	454844325	454806258	454769100	454733684	454699455	454665118	454630815	454595794	454560947	454527938	454494253	454459934	454426826	454394354	454361643
455051581	455002857	454962762	454921719	454884149	454844341	454806274	454769118	454733692	454699463	454664897	454630831	454595802	454560723	454527946	454494261	454459942	454426834	454394370	454361650
455051599	455002873	454962564	454921743	454883935	454844358	454806050	454769126	454733700	454699471	454664913	454630849	454595810	454560756	454527953	454494279	454459959	454426842	454394388	454361437
455051409	455002881	454962580	454921750	454883943	454844374	454806068	454769134	454733718	454699497	454664921	454630856	454595828	454560764	454527961	454494287	454459967	454426859	454394396	454361445
455051425	455002899	454962598	454921768	454883950	454844168	454806076	454769142	454733726	454699513	454664939	454630864	454595844	454560772	454527979	454494295	454459975	454426867	454394412	454361452
455051466	455002907	454962614	454921776	454883968	454844176	454806084	454769159	454733734	454699521	454664970	454630872	454595869	454560780	454527771	454494303	454459983	454426875	454394206	454361460
455051474	455002915	454962622	454921784	454883976	454844192	454806092	454768946	454733742	454699539	454664996	454630666	454595646	454560798	454527789	454494097	454459991	454426883	454394214	454361486
455051292	455002709	454962655	454921800	454883984	454844200	454806100	454768953	454733759	454699547	454664772	454630708	454595661	454560806	454527805	454494105	454459793	454426677	454394222	454361494
455051318	455002725	454962663	454921586	454883992	454844234	454806126	454768961	454733767	454699554	454664798	454630716	454595679	454560822	454527821	454494113	454459801	454426685	454394230	454361502
455051326	455002733	454962465	454921636	454884008	454844242	454806159	454768979	454733551	454699372	454664806	454630724	454595687	454560608	454527839	454494121	454459827	454426693	454394248	454361510
455051334	455002741	454962473	454921651	454884016	454844259	454805946	454768987	454733569	454699414	454664814	454630732	454595695	454560624	454527847	454494154	454459835	454426701	454394255	454361528
455051342	455002758	454962507	454921669	454884024	454844267	454805961	454768995	454733585	454699430	454664830	454630740	454595703	454560632	454527854	454494162	454459843	454426719	454394263	454361536
455051359	455002766	454962523	454921677	454884032	454844051	454805979	454769019	454733593	454699448	454664848	454630757	454595711	454560640	454527862	454494170	454459850	454426727	454394271	454361320
455051375	455002782	454962358	454921693	454883828	454844069	454805987	454769043	454733601	454699232	454664855	454630765	454595745	454560665	454527664	454494188	454459868	454426735	454394289	454361338
455051383	455002790	454962374	454921461	454883836	454844085	454805995	454768839	454733619	454699240	454664889	454630559	454595752	454560681	454527672	454493982	454459876	454426743	454394305	454361346
455051177	455002808	454962382	454921479	454883844	454844093	454806019	454768862	454733635	454699257	454664657	454630575	454595539	454560699	454527680	454494006	454459892	454426750	454394115	454361361
455051185	455002592	454962408	454921487	454883885	454844101	454806027	454768870	454733643	454699265	454664673	454630583	454595554	454560707	454527698	454494014	454459900	454426768	454394123	454361379
455051201	455002618	454962424	454921503	454883893	454844119	454806035	454768904	454733452	454699281	454664681	454630591	454595570	454560517	454527706	454494022	454459686	454426776	454394149	454361387
455051219	455002626	454962432	454921511	454883901	454844127	454806043	454768912	454733460	454699299	454664707	454630609	454595596	454560525	454527714	454494055	454459694	454426560	454394164	454361395
455051235	455002642	454962234	454921537	454883919	454844135	454805821	454768714	454733486	454699307	454664723	454630641	454595604	454560541	454527730	454494071	454459702	454426578	454394172	454361403
455051243	455002659	454962242	454921560	454883927	454844143	454805839	454768722	454733494	454699315	454664731	454630443	454595612	454560558	454527748	454493867	454459710	454426594	454394180	454361411
455051250	455002675	454962317	454921354	454883737	454844150	454805862	454768730	454733502	454699323	454664749	454630476	454595638	454560566	454527755	454493875	454459728	454426602	454394198	454361429
455051268	455002683	454962325	454921362	454883745	454843970	454805888	454768748	454733510	454699331	454664756	454630484	454595422	454560574	454527763	454493891	454459736	454426610	454393984	454361205
455051276	455002477	454962127	454921370	454883760	454843988	454805904	454768755	454733528	454699125	454664541	454630492	454595430	454560590	454527557	454493909	454459751	454426628	454393992	454361213
455051060	455002493	454962135	454921388	454883778	454843996	454805912	454768771	454733536	454699133	454664566	454630500	454595448	454560400	454527573	454493917	454459769	454426636	454394008	454361221
455051078	455002501	454962143	454921396	454883786	454844002	454805920	454768797	454733544	454699141	454664574	454630518	454595463	454560418	454527581	454493925	454459777	454426651	454394016	454361239
455051086	455002519	454962150	454921404	454883794	454844010	454805714	454768607	454733338	454699158	454664582	454630526	454595489	454560426	454527599	454493933	454459785	454426669	454394032	454361247
455051102	455002527	454962184	454921412	454883802	454844036	454805722	454768615	454733346	454699166	454664608	454630542	454595505	454560434	454527607	454493941	454459561	454426446	454394040	454361262
455051110	455002543	454962192	454921446	454883810	454844044	454805730	454768623	454733353	454699174	454664616	454630336	454595513	454560442	454527615	454493958	454459579	454426453	454394057	454361270
455051128	455002550	454962200	454921453	454883612	454843855	454805748	454768631	454733361	454699182	454664624	454630351	454595521	454560467	454527623	454493966	454459587	454426461	454394081	454361288
455051136	455002568	454962218	454921255	454883620	454843863	454805755	454768649	454733379	454699190	454664640	454630369	454595323	454560475	454527649	454493768	454459603	454426479	454393885	454361304
455051144	455002394	454962226	454921271	454883661	454843871	454805763	454768656	454733387	454699216	454664442	454630377	454595331	454560483	454527656	454493776	454459629	454426487	454393893	454361098
455050955	455002402	454962010	454921289	454883687	454843905	454805771	454768664	454733395	454699026	454664459	454630385	454595349	454560285	454527441	454493784	454459637	454426495	454393901	454361114
455050971	455002436	454962028	454921297	454883695	454843921	454805805	454768672	454733403	454699034	454664467	454630393	454595364	454560293	454527458	454493792	454459652	454426503	454393919	454361122
455050989	455002253	454962044	454921305	454883497	454843715	454805813	454768680	454733411	454699042	454664475	454630401	454595372	454560319	454527466	454493826	454459660	454426511	454393927	454361130
455051003	455002261	454962051	454921313	454883513	454843731	454805607	454768698	454733437	454699059	454664483	454630229	454595380	454560327	454527482	454493834	454459678	454426537	454393943	454361148
455051011	455002279	454962069	454921321	454883547	454843756	454805615	454768706	454733221	454699067	454664491	454630237	454595406	454560343	454527490	454493842	454459462	454426545	454393950	454361155
455051045	455002295	454962077	454921347	454883570	454843772	454805623	454768490	454733239	454699075	454664509	454630245	454595190	454560350	454527508	454493651	454459470	454426552	454393968	454361163
455051052	455002303	454962085	454921172	454883588	454843798	454805649	454768508	454733254	454699109	454664517	454630252	454595208	454560186	454527524	454493669	454459496	454426339	454393760	454361171
455050872	455002311	454962119	454921206	454883380	454843806	454805656	454768516	454733262	454699117	454664525	454630286	454595216	454560194	454527532	454493677	454459504	454426347	454393794	454361189
455050906	455002162	454961905	454921214	454883398	454843814	454805664	454768524	454733270	454698895	454664327	454630310	454595224	454560202	454527540	454493685	454459520	454426354	454393802	454361197
455050914	455002212	454961913	454921230	454883406	454843608	454805672	454768532	454733312	454698903	454664343	454630112	454595232	454560210	454527334	454493693	454459546	454426362	454393828	454360983
455050922	455002246	454961921	454921024	454883414	454843616	454805680	454768540	454733320	454698929	454664350	454630138	454595240	454560228	454527342	454493701	454459553	454426370	454393836	454360991
455050930	455002014	454961939	454921032	454883422	454843640	454805698	454768557	454733122	454698937	454664384	454630153	454595265	454560236	454527367	454493719	454459363	454426404	454393844	454361007
455050948	455002030	454961947	454921040	454883448	454843657	454805706	454768565	454733130	454698945	454664392	454630161	454595273	454560244	454527375	454493727	454459371	454426412	454393851	454361015
455050732	455002055	454961954	454921057	454883455	454843673	454805490	454768573	454733148	454698952	454664400	454630179	454595307	454560269	454527391	454493735	454459389	454426420	454393646	454361023
455050757	455002063	454961962	454921073	454883273	454843707	454805508	454768599	454733155	454698960	454664418	454630187	454595091	454560277	454527417	454493743	454459413	454426222	454393653	454361031
455050765	455002071	454961970	454921081	454883281	454843483	454805516	454768383	454733163	454698978	454664426	454630195	454595109	454560053	454527433	454493529	454459421	454426230	454393661	454361056
455050773	455002097	454961988	454921099	454883299	454843491	454805524	454768409	454733171	454698986	454664434	454630203	454595117	454560087	454527268	454493537	454459447	454426248	454393679	454361064
455050799	455002113	454961996	454921107	454883307	454843566	454805532	454768417	454733189	454698770	454664210	454630211	454595125	454560095	454527276	454493545	454459249	454426255	454393687	454361072
455050807	455002121	454962002	454921115	454883315	454843574	454805540	454768425	454733205	454698804	454664228	454630005	454595133	454560103	454527284	454493552	454459256	454426263	454393695	454360868
455050815	455001909	454961798	454920927	454883331	454843590	454805557	454768433	454733031	454698812	454664236	454630021	454595141	454560129	454527300	454493560	454459264	454426271	454393703	454360884
455050823	455001917	454961806	454920935	454883364	454843368	454805573	454768441	454733049	454698820	454664244	454630047	454595158	454560137	454527326	454493578	454459272	454426289	454393711	454360892
455050831	455001933	454961814	454920943	454883372	454843376	454805599	454768458	454733056	454698838	454664251	454630054	454595166	454560145	454527110	454493586	454459280	454426297	454393729	454360900
455050658	455001966	454961822	454920950	454883174	454843384	454805391	454768466	454733064	454698846	454664269	454630062	454594987	454560152	454527128	454493594	454459298	454426305	454393737	454360918
455050674	455001974	454961830	454920968	454883190	454843392	454805417	454768474	454733106	454698853	454664277	454630070	454594995	454560160	454527136	454493602	454459306	454426313	454393745	454360934
455050682	455002006	454961848	454920976	454883216	454843400	454805425	454768482	454732918	454698861	454664285	454630088	454595000	454559972	454527144	454493412	454459314	454426321	454393554	454360942
455050690	455001792	454961855	454920984	454883224	454843426	454805433	454768268	454732934	454698879	454664293	454630096	454595018	454559998	454527169	454493420	454459348	454426107	454393562	454360959
455050708	455001800	454961863	454921008	454883232	454843434	454805441	454768284	454732942	454698887	454664319	454629890	454595026	454560004	454527185	454493438	454459157	454426115	454393570	454360967
455050518	455001818	454961871	454921016	454883240	454843459	454805458	454768318	454732959	454698648	454664103	454629908	454595034	454560012	454527193	454493453	454459173	454426149	454393588	454360769
455050526	455001826	454961889	454920802	454883257	454843467	454805466	454768326	454732967	454698655	454664111	454629916	454595042	454560020	454527201	454493487	454459181	454426156	454393604	454360777
455050559	455001842	454961897	454920828	454883059	454843475	454805474	454768334	454732983	454698671	454664129	454629924	454595059	454560038	454527003	454493495	454459199	454426164	454393612	454360785

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455050609	455001859	454961673	454920869	454883083	454843251	454805482	454768359	454732991	454698689	454664137	454629932	454595067	454559840	454527011	454493511	454459207	454426172	454393620	454360793
455050617	455001875	454961681	454920885	454883091	454843269	454805284	454768375	454733007	454698697	454664145	454629940	454595075	454559857	454527029	454493321	454459041	454426180	454393638	454360801
455050419	455001883	454961699	454920893	454883109	454843277	454805292	454768151	454733015	454698713	454664152	454629957	454595083	454559931	454527037	454493339	454459058	454426198	454393422	454360819
455050427	455001891	454961707	454920901	454883117	454843285	454805300	454768177	454732801	454698721	454664160	454629981	454594862	454559725	454527045	454493347	454459066	454426206	454393455	454360827
455050450	455001677	454961723	454920695	454883125	454843293	454805318	454768185	454732819	454698739	454664178	454629999	454594870	454559733	454527052	454493354	454459074	454425992	454393463	454360843
455050468	455001693	454961731	454920703	454883133	454843301	454805334	454768193	454732835	454698747	454664186	454629791	454594888	454559758	454527060	454493362	454459082	454426008	454393471	454360850
455050476	455001701	454961749	454920711	454883141	454843319	454805342	454768219	454732843	454698754	454664202	454629809	454594896	454559766	454527078	454493370	454459108	454426016	454393489	454360637
455050492	455001735	454961756	454920729	454882945	454843327	454805359	454768227	454732850	454698531	454663998	454629817	454594904	454559774	454527094	454493388	454459116	454426032	454393497	454360660
455050500	455001743	454961764	454920737	454882952	454843335	454805375	454768235	454732868	454698549	454664004	454629825	454594912	454559790	454527102	454493206	454459124	454426065	454393505	454360686
455050310	455001560	454961772	454920752	454882960	454843343	454805169	454768243	454732876	454698580	454664012	454629833	454594920	454559808	454526898	454493214	454459132	454426081	454393513	454360694
455050328	455001578	454961780	454920760	454882978	454843350	454805177	454768250	454732884	454698598	454664020	454629866	454594938	454559816	454526906	454493255	454458944	454426099	454393521	454360702
455050344	455001586	454961566	454920778	454883026	454843160	454805193	454768045	454732892	454698606	454664038	454629882	454594946	454559824	454526922	454493271	454458969	454425893	454393299	454360710
455050187	455001594	454961574	454920786	454883034	454843178	454805201	454768052	454732900	454698614	454664046	454629668	454594953	454559626	454526930	454493289	454458977	454425901	454393307	454360736
455050203	455001610	454961582	454920794	454883042	454843186	454805219	454768060	454732686	454698630	454664061	454629676	454594979	454559634	454526948	454493297	454458985	454425919	454393323	454360512
455050211	455001628	454961590	454920588	454882853	454843194	454805227	454768086	454732694	454698424	454664079	454629692	454594763	454559642	454526955	454493099	454459017	454425927	454393349	454360520
455050229	455001644	454961624	454920596	454882861	454843202	454805235	454768102	454732702	454698432	454663881	454629718	454594771	454559659	454526963	454493123	454459025	454425935	454393356	454360546
455050237	455001651	454961640	454920604	454882879	454843210	454805250	454768128	454732710	454698440	454663899	454629726	454594789	454559667	454526971	454493156	454459033	454425968	454393364	454360553
455050278	455001669	454961657	454920620	454882887	454843228	454805268	454768136	454732728	454698457	454663907	454629734	454594797	454559683	454526989	454493164	454458829	454425976	454393380	454360579
455050070	455001453	454961665	454920638	454882895	454843236	454805045	454767930	454732744	454698465	454663915	454629742	454594805	454559691	454526997	454493172	454458837	454425984	454393398	454360587
455050088	455001461	454961459	454920646	454882911	454843244	454805052	454767948	454732751	454698481	454663923	454629759	454594813	454559709	454526781	454493180	454458845	454425778	454393406	454360603
455050096	455001479	454961467	454920653	454882929	454843038	454805060	454767955	454732769	454698507	454663931	454629767	454594821	454559501	454526799	454493198	454458852	454425794	454393190	454360611
455050112	455001487	454961475	454920661	454882937	454843046	454805078	454767971	454732777	454698523	454663949	454629551	454594839	454559519	454526807	454492984	454458860	454425810	454393208	454360629
455050138	455001495	454961483	454920687	454882739	454843061	454805094	454767989	454732785	454698317	454663956	454629569	454594847	454559527	454526815	454492992	454458878	454425828	454393224	454360405
455050153	455001503	454961491	454920471	454882762	454843079	454805136	454767997	454732579	454698325	454663972	454629577	454594649	454559535	454526823	454493016	454458894	454425836	454393232	454360413
455050161	455001511	454961509	454920489	454882770	454843087	454805144	454768003	454732587	454698333	454663980	454629585	454594664	454559543	454526831	454493024	454458902	454425844	454393240	454360421
455050179	455001529	454961517	454920497	454882788	454843095	454804931	454768011	454732595	454698341	454663774	454629593	454594672	454559550	454526849	454493040	454458910	454425851	454393257	454360439
455049965	455001537	454961525	454920505	454882796	454843103	454804949	454768029	454732603	454698366	454663782	454629619	454594680	454559584	454526864	454493057	454458928	454425869	454393265	454360462
455049973	455001552	454961533	454920513	454882804	454843111	454804956	454768037	454732611	454698374	454663824	454629627	454594698	454559600	454526872	454493065	454458712	454425877	454393273	454360470
455049981	455001347	454961541	454920521	454882812	454843129	454804964	454767823	454732629	454698390	454663840	454629635	454594706	454559410	454526674	454493073	454458720	454425653	454393281	454360496
455049999	455001354	454961558	454920539	454882820	454843137	454804980	454767831	454732637	454698408	454663857	454629643	454594722	454559436	454526682	454493081	454458738	454425661	454393075	454360306
455050013	455001362	454961368	454920547	454882606	454842931	454804998	454767849	454732652	454698416	454663865	454629650	454594730	454559444	454526690	454492877	454458795	454425679	454393091	454360314
455050047	455001396	454961384	454920554	454882614	454842949	454805003	454767864	454732660	454698200	454663873	454629445	454594748	454559451	454526708	454492885	454458803	454425687	454393109	454360322
455050062	455001404	454961392	454920562	454882622	454842956	454805011	454767872	454732678	454698218	454663667	454629452	454594524	454559485	454526724	454492893	454458605	454425695	454393117	454360330
455049890	455001412	454961400	454920372	454882648	454842964	454805037	454767898	454732470	454698226	454663683	454629460	454594540	454559287	454526740	454492919	454458613	454425703	454393125	454360348
455049908	455001420	454961418	454920380	454882689	454842972	454804824	454767906	454732504	454698275	454663691	454629478	454594565	454559295	454526765	454492927	454458621	454425729	454393133	454360355
455049916	455001446	454961434	454920398	454882713	454842998	454804832	454767914	454732520	454698291	454663709	454629486	454594573	454559311	454526567	454492943	454458654	454425737	454393141	454360363
455049932	455001230	454961442	454920406	454882481	454843004	454804840	454767922	454732538	454698101	454663717	454629502	454594581	454559329	454526575	454492950	454458662	454425745	454393158	454360371
455049940	455001248	454961236	454920422	454882499	454843012	454804865	454767724	454732546	454698119	454663741	454629510	454594607	454559352	454526591	454492968	454458688	454425752	454393166	454360389
455049957	455001255	454961244	454920430	454882515	454843020	454804873	454767732	454732553	454698127	454663758	454629536	454594615	454559378	454526609	454492976	454458506	454425760	454393174	454360397
455049759	455001263	454961251	454920448	454882523	454842824	454804881	454767740	454732561	454698135	454663766	454629544	454594623	454559386	454526617	454492752	454458514	454425547	454392960	454360165
455049767	455001271	454961269	454920455	454882531	454842832	454804899	454767757	454732363	454698150	454663550	454629338	454594631	454559394	454526625	454492786	454458522	454425554	454392978	454360199
455049783	455001305	454961277	454920463	454882549	454842840	454804907	454767765	454732371	454698168	454663568	454629346	454594417	454559162	454526633	454492802	454458548	454425562	454392986	454360207
455049817	455001339	454961293	454920240	454882598	454842857	454804915	454767773	454732389	454698176	454663576	454629353	454594425	454559170	454526641	454492836	454458555	454425570	454392994	454360249
455049825	455001123	454961301	454920257	454882374	454842865	454804717	454767781	454732397	454698184	454663584	454629379	454594433	454559188	454526658	454492844	454458563	454425588	454393000	454360256
455049833	455001149	454961319	454920265	454882382	454842873	454804725	454767799	454732405	454698192	454663592	454629387	454594458	454559196	454526468	454492851	454458373	454425596	454393018	454360264
455049635	455001156	454961327	454920273	454882390	454842899	454804733	454767807	454732413	454697996	454663600	454629395	454594466	454559220	454526476	454492869	454458381	454425612	454393034	454360272
455049643	455001164	454961335	454920281	454882416	454842907	454804741	454767815	454732421	454698002	454663659	454629403	454594474	454559238	454526484	454492638	454458399	454425620	454393042	454360280
455049676	455001172	454961137	454920299	454882432	454842915	454804758	454767609	454732439	454698010	454663444	454629429	454594482	454559246	454526492	454492646	454458407	454425638	454393059	454360033
455049684	455001198	454961145	454920307	454882440	454842709	454804774	454767617	454732454	454698028	454663451	454629221	454594490	454559253	454526500	454492653	454458423	454425646	454393067	454360041
455049692	455001206	454961152	454920323	454882457	454842717	454804782	454767633	454732249	454698036	454663477	454629247	454594508	454559261	454526518	454492687	454458449	454425422	454392853	454360058
455049700	455001222	454961160	454920331	454882465	454842725	454804816	454767641	454732256	454698044	454663493	454629254	454594300	454559279	454526526	454492695	454458456	454425430	454392861	454360066
455049551	455001024	454961178	454920141	454882473	454842733	454804600	454767658	454732264	454698051	454663501	454629262	454594326	454559055	454526542	454492703	454458472	454425448	454392879	454360074
455049569	455001040	454961186	454920158	454882259	454842741	454804618	454767666	454732272	454698069	454663519	454629270	454594334	454559063	454526559	454492711	454458266	454425455	454392887	454360082
455049593	455001057	454961202	454920174	454882267	454842774	454804626	454767682	454732280	454698077	454663527	454629296	454594359	454559071	454526351	454492729	454458282	454425463	454392895	454360108
455049601	455001099	454961228	454920182	454882309	454842782	454804634	454767690	454732306	454698085	454663337	454629304	454594367	454559089	454526385	454492737	454458290	454425471	454392903	454360132
455049619	455000893	454961012	454920190	454882325	454842790	454804642	454767708	454732322	454697889	454663345	454629312	454594375	454559097	454526393	454492745	454458316	454425539	454392929	454360140
455049445	455000919	454961020	454920208	454882333	454842808	454804659	454767484	454732330	454697897	454663352	454629320	454594391	454559105	454526427	454492521	454458324	454425315	454392937	454360157
455049486	455000927	454961038	454920232	454882358	454842592	454804667	454767500	454732132	454697905	454663360	454629114	454594409	454559113	454526435	454492539	454458332	454425356	454392945	454359910
455049494	455000935	454961053	454920018	454882366	454842626	454804683	454767518	454732140	454697921	454663378	454629130	454594193	454559147	454526443	454492547	454458365	454425364	454392952	454359936
455049304	455000943	454961079	454920042	454882150	454842634	454804691	454767526	454732157	454697947	454663386	454629155	454594201	454558941	454526252	454492554	454458167	454425372	454392739	454359944
455049338	455000984	454961087	454920059	454882176	454842642	454804709	454767542	454732165	454697954	454663394	454629163	454594227	454558958	454526260	454492562	454458175	454425380	454392747	454359969
455049387	455000992	454961095	454920067	454882226	454842659	454804493	454767559	454732173	454697962	454663402	454629171	454594235	454558966	454526278	454492570	454458183	454425398	454392762	454359977
455049189	455001008	454961103	454920075	454882242	454842667	454804527	454767575	454732199	454697970	454663410	454629205	454594243	454558990	454526286	454492588	454458209	454425406	454392796	454359985
455049213	455000786	454961111	454920083	454882036	454842675	454804535	454767583	454732207	454697988	454663428	454629213	454594250	454559006	454526302	454492596	454458225	454425414	454392804	454360009
455049247	455000810	454960915	454920091	454882044	454842493	454804550	454767591	454732215	454697772	454663212	454629015	454594268	454559014	454526310	454492604	454458233	454425208	454392838	454360017
455049254	455000828	454960923	454920109	454882077	454842501	454804568	454767377	454732223	454697780	454663238	454629023	454594276	454559030	454526146	454492620	454458241	454425216	454392622	454360025
455049270	455000836	454960931	454920117	454882085	454842519	454804576	454767385	454732231	454697798	454663246	454629031	454594284	454559048	454526153	454492414	454458258	454425224	454392630	454359803
455049288	455000844	454960964	454920125	454882101	454842527	454804584	454767401	454732025	454697806	454663253	454629049	454594292	454558834	454526161	454492422	454458068	454425232	454392648	454359811
455049080	455000851	454960972	454919903	454882119	454842535	454804592	454767419	454732033	454697814	454663261	454629064	454594086	454558842	454526179	454492448	454458076	454425240	454392655	454359829
455049098	455000869	454960980	454919911	454882135	454842543	454804386	454767427	454732041	454697822	454663279	454629072	454594094	454558867	454526203	454492455	454458084	454425257	454392663	454359837
455049106	455000877	454960790	454919929	454881921	454842550	454804410	454767435	454732058	454697830	454663287	454629098	454594102	454558875	454526211	454492463	454458092	454425265	454392689	454359860
455049130	455000687	454960808	454919937	454881939	454842568	454804428	454767468	454732066	454697848	454663295	454629106	454594110	454558883	454526229	454492471	454458100	454425273	454392697	454359886
455049155	455000695	454960824	454919945	454881954	454842576	454804436	454767476	454732074	454697863	454663303	454628918	454594128	454558891	454526245	454492489	454458118	454425281	454392705	454359894

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455049171	455000703	454960832	454919952	454881962	454842584	454804451	454767260	454732090	454697871	454663311	454628926	454594151	454558917	454526039	454492497	454458126	454425299	454392721	454359696
455048967	455000711	454960840	454919978	454881970	454842386	454804469	454767278	454732108	454697665	454663105	454628934	454594177	454558925	454526047	454492505	454458134	454425307	454392515	454359704
455048983	455000729	454960865	454919994	454881988	454842402	454804477	454767286	454732124	454697673	454663113	454628942	454594185	454558743	454526054	454492513	454458159	454425091	454392523	454359712
455048991	455000745	454960873	454920000	454881996	454842410	454804485	454767294	454731910	454697681	454663139	454628959	454593989	454558750	454526062	454492307	454457946	454425109	454392531	454359720
455049015	455000752	454960899	454919788	454882002	454842428	454804279	454767302	454731928	454697715	454663147	454628967	454594003	454558768	454526070	454492315	454457953	454425117	454392549	454359738
455049023	455000570	454960683	454919820	454882028	454842436	454804287	454767344	454731944	454697731	454663162	454628991	454594011	454558800	454526088	454492323	454457979	454425125	454392564	454359746
455049049	455000588	454960691	454919846	454881814	454842451	454804295	454767369	454731951	454697749	454663170	454628801	454594029	454558818	454526096	454492331	454457995	454425141	454392572	454359753
455048850	455000596	454960725	454919853	454881822	454842477	454804303	454767161	454731969	454697756	454663196	454628819	454594037	454558826	454526104	454492356	454458001	454425158	454392580	454359761
455048876	455000604	454960733	454919861	454881830	454842279	454804329	454767187	454731977	454697558	454663204	454628827	454594052	454558628	454526112	454492372	454458019	454425166	454392614	454359779
455048884	455000612	454960758	454919887	454881848	454842287	454804337	454767195	454731985	454697566	454662990	454628835	454594060	454558636	454526120	454492380	454458027	454425174	454392390	454359787
455048926	455000620	454960766	454919671	454881855	454842295	454804378	454767203	454732009	454697574	454663006	454628843	454594078	454558644	454526138	454492398	454458035	454425182	454392408	454359589
455048934	455000638	454960774	454919689	454881863	454842303	454804170	454767211	454731829	454697590	454663014	454628850	454593872	454558651	454525924	454492190	454458043	454425190	454392416	454359597
455048744	455000646	454960782	454919705	454881913	454842311	454804212	454767237	454731837	454697608	454663022	454628868	454593880	454558669	454525932	454492208	454458050	454424987	454392424	454359605
455048751	455000653	454960592	454919713	454881707	454842345	454804220	454767245	454731845	454697616	454663030	454628876	454593898	454558677	454525940	454492216	454457839	454424995	454392432	454359613
455048785	455000661	454960626	454919721	454881715	454842352	454804238	454767252	454731852	454697624	454663055	454628884	454593906	454558685	454525957	454492224	454457854	454425000	454392440	454359621
455048793	455000471	454960634	454919739	454881723	454842360	454804246	454767054	454731860	454697632	454663063	454628892	454593914	454558693	454525973	454492257	454457862	454425018	454392457	454359639
455048819	455000489	454960659	454919754	454881731	454842162	454804253	454767088	454731878	454697657	454663071	454628694	454593922	454558701	454525999	454492265	454457888	454425026	454392465	454359647
455048843	455000497	454960675	454919762	454881749	454842170	454804261	454767096	454731886	454697442	454663089	454628702	454593930	454558719	454526005	454492273	454457896	454425034	454392481	454359670
455048645	455000505	454960477	454919572	454881756	454842188	454804063	454767104	454731894	454697459	454663097	454628728	454593948	454558727	454526021	454492281	454457904	454425042	454392499	454359688
455048652	455000513	454960485	454919580	454881780	454842196	454804071	454767138	454731902	454697467	454662891	454628736	454593955	454558511	454525825	454492299	454457912	454425059	454392291	454359472
455048686	455000539	454960493	454919606	454881798	454842238	454804097	454767146	454731696	454697475	454662917	454628785	454593963	454558529	454525841	454492083	454457920	454425067	454392309	454359480
455048728	455000547	454960519	454919622	454881806	454842246	454804105	454766932	454731712	454697483	454662925	454628579	454593971	454558537	454525858	454492091	454457938	454425075	454392317	454359498
455048520	455000349	454960527	454919630	454881608	454842048	454804121	454766940	454731720	454697509	454662933	454628587	454593773	454558545	454525866	454492109	454457714	454425083	454392325	454359506
455048546	455000356	454960352	454919655	454881624	454842055	454804139	454766957	454731738	454697517	454662966	454628595	454593781	454558578	454525874	454492125	454457722	454424870	454392333	454359514
455048561	455000398	454960386	454919457	454881632	454842063	454804154	454766981	454731746	454697525	454662974	454628603	454593807	454558586	454525882	454492133	454457730	454424896	454392341	454359522
455048579	455000406	454960394	454919465	454881665	454842071	454803933	454767005	454731753	454697533	454662982	454628611	454593815	454558610	454525890	454492158	454457748	454424904	454392366	454359530
455048587	455000414	454960402	454919481	454881681	454842089	454803941	454767039	454731761	454697541	454662776	454628629	454593823	454558412	454525700	454491978	454457755	454424920	454392374	454359548
455048595	455000422	454960436	454919499	454881699	454842097	454803974	454766825	454731779	454697335	454662784	454628645	454593831	454558438	454525718	454491986	454457771	454424938	454392382	454359555
455048611	455000430	454960444	454919515	454881483	454842105	454803990	454766841	454731795	454697343	454662792	454628652	454593849	454558446	454525726	454491994	454457789	454424946	454392176	454359563
455048421	455000448	454960451	454919523	454881491	454842121	454804006	454766858	454731571	454697350	454662800	454628660	454593856	454558453	454525734	454492018	454457805	454424961	454392184	454359571
455048447	455000232	454960246	454919531	454881509	454842139	454804030	454766890	454731589	454697368	454662818	454628462	454593666	454558461	454525742	454492026	454457813	454424979	454392192	454359381
455048454	455000240	454960253	454919549	454881533	454842147	454803826	454766908	454731605	454697376	454662826	454628470	454593674	454558487	454525759	454492034	454457607	454424763	454392200	454359399
455048462	455000257	454960261	454919556	454881566	454841958	454803834	454766916	454731621	454697392	454662834	454628488	454593708	454558495	454525767	454492042	454457615	454424771	454392218	454359407
455048470	455000265	454960303	454919333	454881582	454841966	454803859	454766924	454731639	454697400	454662842	454628504	454593716	454558503	454525775	454492059	454457623	454424789	454392226	454359423
455048488	455000273	454960311	454919341	454881376	454841974	454803883	454766734	454731654	454697418	454662875	454628512	454593732	454558271	454525791	454492067	454457631	454424797	454392234	454359431
455048496	455000299	454960154	454919358	454881400	454841982	454803917	454766759	454731662	454697426	454662669	454628520	454593757	454558305	454525593	454491861	454457656	454424813	454392242	454359449
455048504	455000307	454960170	454919374	454881426	454842030	454803719	454766767	454731670	454697228	454662677	454628538	454593765	454558321	454525601	454491879	454457672	454424821	454392259	454359456
455048512	455000315	454960188	454919382	454881434	454841834	454803727	454766791	454731688	454697236	454662693	454628546	454593559	454558339	454525619	454491887	454457680	454424839	454392267	454359464
455048314	455000323	454960048	454919416	454881475	454841842	454803743	454766809	454731472	454697244	454662701	454628553	454593567	454558347	454525627	454491895	454457698	454424847	454392275	454359258
455048322	455000331	454960089	454919432	454881269	454841875	454803750	454766601	454731480	454697269	454662719	454628561	454593575	454558370	454525635	454491903	454457706	454424854	454392069	454359266
455048330	455000125	454960097	454919226	454881285	454841891	454803784	454766619	454731498	454697277	454662727	454628363	454593583	454558388	454525643	454491911	454457508	454424862	454392077	454359274
455048348	455000133	454960113	454919234	454881293	454841909	454803800	454766635	454731506	454697285	454662743	454628371	454593591	454558164	454525650	454491929	454457524	454424656	454392119	454359282
455048363	455000141	454960121	454919242	454881319	454841917	454803610	454766643	454731514	454697293	454662750	454628389	454593609	454558172	454525668	454491952	454457532	454424672	454392127	454359290
455048371	455000158	454960139	454919259	454881335	454841925	454803628	454766668	454731522	454697301	454662552	454628397	454593617	454558180	454525676	454491762	454457540	454424680	454392135	454359308
455048397	455000174	454959925	454919275	454881343	454841727	454803644	454766684	454731530	454697319	454662560	454628405	454593633	454558214	454525684	454491788	454457557	454424714	454392150	454359316
455048199	455000208	454959941	454919283	454881152	454841735	454803651	454766692	454731555	454697327	454662578	454628413	454593658	454558230	454525692	454491796	454457573	454424722	454392168	454359324
455048223	455000224	454959974	454919291	454881160	454841800	454803669	454766700	454731563	454697111	454662586	454628421	454593443	454558255	454525486	454491804	454457581	454424730	454391947	454359332
455048231	455000018	454959982	454919309	454881228	454841818	454803503	454766486	454731332	454697137	454662594	454628447	454593450	454558263	454525494	454491812	454457599	454424748	454391962	454359340
455048249	455000026	454959990	454919317	454881236	454841602	454803511	454766494	454731340	454697145	454662610	454628454	454593468	454558057	454525502	454491838	454457391	454424755	454391988	454359357
455048272	455000034	454960006	454919325	454881244	454841628	454803537	454766502	454731365	454697152	454662628	454628249	454593484	454558073	454525510	454491846	454457417	454424557	454392010	454359142
455048298	455000059	454960014	454919119	454881046	454841636	454803552	454766510	454731373	454697160	454662636	454628256	454593492	454558081	454525528	454491853	454457425	454424565	454392028	454359159
455048090	455000091	454959834	454919127	454881053	454841644	454803578	454766528	454731399	454697178	454662644	454628264	454593518	454558107	454525536	454491655	454457433	454424573	454392044	454359167
455048132	454999905	454959842	454919143	454881079	454841651	454803586	454766536	454731415	454697186	454662651	454628272	454593526	454558123	454525544	454491663	454457441	454424581	454391848	454359175
455048140	454999913	454959867	454919150	454881087	454841669	454803594	454766577	454731423	454697194	454662453	454628280	454593534	454558131	454525551	454491671	454457458	454424599	454391855	454359183
455048165	454999921	454959891	454919168	454881095	454841677	454803602	454766593	454731431	454697202	454662479	454628298	454593542	454558149	454525569	454491689	454457466	454424607	454391863	454359191
455048181	454999947	454959909	454919176	454881103	454841701	454803396	454766395	454731449	454697210	454662487	454628314	454593336	454557943	454525577	454491705	454457474	454424615	454391871	454359225
455048025	454999962	454959701	454919184	454881111	454841529	454803446	454766403	454731225	454697004	454662503	454628322	454593344	454557950	454525585	454491721	454457482	454424623	454391889	454359233
455048033	454999970	454959727	454919192	454881129	454841537	454803461	454766411	454731233	454697053	454662511	454628330	454593351	454557968	454525387	454491739	454457490	454424631	454391897	454359241
455048041	454999988	454959735	454919200	454880956	454841545	454803487	454766429	454731241	454697079	454662529	454628348	454593369	454557984	454525395	454491747	454457292	454424649	454391905	454359035
455048066	454999996	454959750	454919218	454880964	454841586	454803495	454766437	454731266	454697087	454662347	454628132	454593377	454557992	454525429	454491549	454457300	454424425	454391913	454359043
455047860	455000000	454959776	454919010	454880972	454841370	454803297	454766445	454731274	454697095	454662354	454628140	454593393	454558008	454525437	454491556	454457318	454424433	454391921	454359050
455047878	454999798	454959784	454919028	454880998	454841388	454803305	454766262	454731308	454697103	454662362	454628157	454593401	454558024	454525445	454491564	454457326	454424441	454391723	454359076
455047902	454999822	454959800	454919051	454881012	454841404	454803321	454766270	454731316	454696899	454662370	454628165	454593419	454558032	454525460	454491572	454457334	454424466	454391749	454359084
455047928	454999830	454959610	454919069	454881038	454841412	454803354	454766288	454731324	454696907	454662388	454628181	454593427	454558040	454525288	454491580	454457342	454424474	454391756	454359092
455047944	454999863	454959628	454919077	454880816	454841420	454803362	454766296	454731118	454696915	454662396	454628207	454593229	450384482	454525304	454491598	454457359	454424482	454391772	454359100
455047969	454999871	454959636	454919093	454880824	454841453	454803370	454766304	454731126	454696956	454662404	454628215	454593245	447796905	454525312	454491606	454457375	454424490	454391780	454359118
455047753	454999699	454959644	454919101	454880832	454841461	454803388	454766320	454731134	454696964	454662412	454628231	454593252	443396957	454525320	454491622	454457383	454424508	454391798	454359134
455047761	454999731	454959651	454918897	454880857	454841263	454803172	454766338	454731142	454696972	454662420	454628025	454593260	443396312	454525338	454491630	454457185	454424516	454391806	454358920
455047811	454999749	454959669	454918905	454880865	454841289	454803180	454766353	454731159	454696980	454662438	454628033	454593286	443395785	454525346	454491648	454457193	454424524	454391814	454358938
455047837	454999756	454959677	454918913	454880873	454841305	454803198	454766361	454731167	454696998	454662446	454628041	454593294	443395033	454525379	454491457	454457219	454424318	454391822	454358946
455047852	454999582	454959685	454918939	454880881	454841313	454803206	454766155	454731175	454696782	454662230	454628058	454593302	443394184	454525171	454491465	454457227	454424326	454391616	454358953
455047662	454999624	454959693	454918947	454880907	454841321	454803222	454766163	454731183	454696790	454662255	454628066	454593328	443393160	454525189	454491473	454457235	454424334	454391632	454358961
455047670	454999632	454959487	454918970	454880915	454841354	454803230	454766189	454731209	454696808	454662271	454628074	454593138	443393277	454525197	454491481	454457243	454424342	454391640	454358979

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455047704	454999657	454959495	454918988	454880923	454841362	454803248	454766205	454731217	454696824	454662289	454628082	454593146	443392337	454525205	454491499	454457250	454424359	454391657	454358987
455047738	454999665	454959503	454918996	454880709	454841164	454803255	454766239	454731001	454696832	454662297	454628090	454593153	443392485	454525213	454491507	454457268	454424367	454391665	454358995
455047522	454999673	454959511	454918814	454880717	454841172	454803263	454766031	454731027	454696840	454662305	454628108	454593161	443391933	454525221	454491531	454457276	454424375	454391673	454359001
455047555	454999467	454959529	454918822	454880725	454841180	454803271	454766049	454731035	454696857	454662313	454628116	454593179	443390547	454525239	454491333	454457284	454424383	454391681	454359019
455047571	454999483	454959545	454918848	454880733	454841198	454803073	454766064	454731043	454696873	454662321	454628124	454593195	443390851	454525247	454491341	454457086	454424391	454391707	454359027
455047613	454999491	454959560	454918855	454880741	454841206	454803107	454766080	454731092	454696881	454662339	454627910	454593203	443389937	454525254	454491358	454457102	454424409	454391715	454358813
455047639	454999517	454959586	454918871	454880766	454841214	454803115	454766098	454730896	454696683	454662123	454627951	454593211	443389085	454525262	454491366	454457110	454424417	454391509	454358839
455047423	454999525	454959370	454918681	454880774	454841222	454803123	454766106	454730904	454696691	454662149	454627969	454593005	443388665	454525056	454491382	454457128	454424201	454391517	454358854
455047431	454999541	454959388	454918707	454880808	454841255	454803131	454766114	454730912	454696709	454662156	454627977	454593013	443388715	454525064	454491390	454457136	454424219	454391525	454358862
455047456	454999558	454959404	454918731	454880600	454841040	454803156	454766122	454730920	454696717	454662164	454627985	454593021	443387105	454525080	454491408	454457151	454424227	454391533	454358870
455047464	454999343	454959412	454918749	454880642	454841057	454803164	454766130	454730938	454696725	454662172	454627993	454593054	443386230	454525098	454491416	454456971	454424235	454391541	454358904
455047498	454999368	454959420	454918772	454880675	454841073	454802943	454766148	454730953	454696741	454662180	454628017	454593070	443386412	454525106	454491424	454456989	454424243	454391558	454358698
455047308	454999376	454959438	454918566	454880691	454841099	454802968	454765918	454730987	454696758	454662198	454627811	454593088	443386560	454525114	454491242	454457003	454424250	454391566	454358706
455047316	454999392	454959446	454918574	454880493	454841107	454802976	454765942	454730797	454696766	454662222	454627829	454593096	443384508	454524950	454491259	454457037	454424268	454391608	454358714
455047365	454999418	454959453	454918582	454880501	454841115	454802992	454765967	454730821	454696774	454662008	454627837	454593104	443383690	454524976	454491267	454457045	454424276	454391392	454358722
455047381	454999442	454959271	454918590	454880519	454841149	454803008	454765975	454730839	454696576	454662016	454627845	454592890	443381108	454524984	454491275	454457052	454424284	454391400	454358730
455047399	454999459	454959289	454918608	454880527	454840927	454803016	454766007	454730847	454696584	454662024	454627852	454592908	443379128	454524992	454491291	454457060	454424292	454391418	454358755
455047407	454999236	454959297	454918624	454880535	454840943	454803024	454766015	454730862	454696592	454662057	454627886	454592924	443375936	454525007	454491309	454457078	454424300	454391426	454358763
455047217	454999244	454959313	454918632	454880543	454840950	454803040	454766023	454730870	454696600	454662065	454627894	454592965	443374723	454525015	454491317	454456872	454424102	454391434	454358797
455047225	454999277	454959321	454918640	454880550	454840968	454802836	454765801	454730698	454696618	454662107	454627902	454592973	443373964	454525049	454491127	454456898	454424128	454391442	454358805
455047233	454999285	454959339	454918665	454880568	454840984	454802851	454765835	454730706	454696634	454661893	454627696	454592981	443370788	454524844	454491135	454456906	454424136	454391459	454358581
455047241	454999301	454959347	454918459	454880584	454840992	454802869	454765850	454730714	454696642	454661919	454627704	454592791	443370507	454524851	454491143	454456914	454424144	454391467	454358599
455047258	454999335	454959362	454918467	454880378	454841008	454802877	454765868	454730722	454696659	454661927	454627720	454592809	443370077	454524869	454491150	454456922	454424177	454391475	454358607
455047274	454999129	454959156	454918483	454880394	454841016	454802885	454765876	454730730	454696667	454661943	454627738	454592817	443368618	454524877	454491168	454456948	454424185	454391269	454358615
455047282	454999137	454959164	454918517	454880402	454841032	454802893	454765884	454730755	454696675	454661950	454627746	454592841	443368584	454524885	454491176	454456955	454424193	454391277	454358623
455047100	454999178	454959172	454918525	454880428	454840828	454802901	454765892	454730771	454696469	454661968	454627779	454592866	443367651	454524893	454491184	454456740	454423971	454391285	454358631
455047183	454999186	454959198	454918533	454880436	454840844	454802919	454765900	454730789	454696477	454661976	454627787	454592874	443367131	454524901	454491192	454456757	454424003	454391293	454358649
455046979	454999194	454959214	454918541	454880444	454840851	454802927	454765686	454730573	454696485	454661984	454627795	454592882	443366018	454524919	454491200	454456781	454424029	454391301	454358656
455046995	454999202	454959222	454918558	454880451	454840869	454802935	454765694	454730599	454696493	454661992	454627803	454592668	443366208	454524927	454491218	454456799	454424045	454391319	454358664
455047027	454999228	454959230	454918368	454880477	454840893	454802729	454765710	454730607	454696501	454661794	454627589	454592676	443366307	454524943	454491226	454456807	454424052	454391327	454358672
455047050	454999012	454959255	454918418	454880261	454840919	454802737	454765728	454730615	454696519	454661802	454627597	454592692	443365747	454524737	454491010	454456815	454424060	454391335	454358474
455047068	454999038	454959057	454918434	454880279	454840711	454802778	454765744	454730623	454696527	454661810	454627605	454592700	443365432	454524745	454491028	454456823	454424078	454391343	454358490
455046862	454999046	454959065	454918442	454880287	454840729	454802786	454765751	454730649	454696535	454661828	454627613	454592718	443365549	454524752	454491036	454456831	454424086	454391376	454358508
455046870	454999079	454959073	454918236	454880311	454840737	454802802	454765777	454730656	454696543	454661836	454627621	454592726	443365051	454524760	454491044	454456856	454423872	454391152	454358516
455046912	454999087	454959081	454918244	454880329	454840745	454802810	454765785	454730664	454696550	454661844	454627639	454592742	443363577	454524778	454491051	454456633	454423880	454391160	454358524
455046953	454999095	454959099	454918269	454880337	454840752	454802828	454765793	454730672	454696568	454661851	454627647	454592767	443363023	454524794	454491077	454456641	454423898	454391178	454358540
455046821	454999103	454959107	454918277	454880170	454840760	454802612	454765579	454730458	454696352	454661885	454627662	454592551	443363288	454524802	454491085	454456658	454423906	454391202	454358565
455046839	454999111	454959115	454918293	454880188	454840786	454802620	454765629	454730474	454696360	454661687	454627670	454592569	443362272	454524810	454491101	454456666	454423922	454391210	454358375
455046854	454998907	454959123	454918301	454880220	454840802	454802638	454765645	454730482	454696378	454661695	454627688	454592593	443362413	454524828	454491119	454456682	454423930	454391228	454358391
455046649	454998915	454959131	454918319	454880246	454840810	454802646	454765660	454730524	454696402	454661703	454627472	454592601	443361951	454524836	454490905	454456690	454423955	454391236	454358409
455046664	454998923	454958935	454918327	454880253	454840604	454802653	454765678	454730532	454696410	454661711	454627480	454592627	443361068	454524620	454490913	454456708	454423963	454391244	454358417
455046680	454998931	454958950	454918335	454880048	454840612	454802661	454765462	454730540	454696428	454661729	454627498	454592635	443360045	454524638	454490921	454456716	454423757	454391251	454358433
455046706	454998949	454958976	454918129	454880063	454840620	454802679	454765470	454730565	454696436	454661737	454627506	454592643	443358684	454524646	454490939	454456526	454423765	454391046	454358458
455046714	454998956	454958984	454918145	454880071	454840653	454802687	454765488	454730367	454696444	454661745	454627514	454592650	443358098	454524661	454490947	454456534	454423773	454391053	454358466
455046722	454998972	454958992	454918152	454880089	454840661	454802695	454765496	454730391	454696451	454661752	454627530	454592445	443356159	454524695	454490970	454456542	454423781	454391079	454358250
455046524	454998998	454959016	454918194	454880097	454840687	454802703	454765504	454730425	454696246	454661760	454627555	454592452	443355367	454524703	454490988	454456559	454423807	454391087	454358276
455046573	454999004	454959024	454918202	454880105	454840695	454802711	454765512	454730441	454696253	454661778	454627563	454592478	443352224	454524711	454490996	454456567	454423823	454391095	454358284
455046581	454998808	454958810	454918210	454880113	454840703	454802513	454765546	454730243	454696279	454661570	454627571	454592486	443351549	454524729	454491002	454456575	454423831	454391103	454358292
455046599	454998816	454958828	454918228	454880121	454840489	454802521	454765363	454730250	454696287	454661588	454627365	454592494	443350921	454524513	454490806	454456583	454423849	454391111	454358300
455046607	454998832	454958851	454918004	454880139	454840497	454802539	454765371	454730268	454696295	454661596	454627373	454592502	443350673	454524521	454490814	454456591	454423641	454391129	454358318
455046417	454998857	454958869	454918020	454880147	454840505	454802547	454765389	454730276	454696303	454661604	454627381	454592510	443350723	454524539	454490822	454456609	454423666	454391137	454358326
455046425	454998873	454958877	454918053	454880014	454840513	454802554	454765397	454730284	454696311	454661612	454627399	454592528	443349675	454524547	454490830	454456617	454423674	454391145	454358334
455046466	454998881	454958885	454918061	454879859	454840521	454802570	454765405	454730292	454696329	454661620	454627407	454592544	443347414	454524554	454490848	454456625	454423690	454390931	454358342
455046482	454998899	454958893	454918087	454879867	454840539	454802588	454765421	454730300	454696337	454661638	454627423	454592320	443347075	454524562	454490855	454456419	454423716	454390956	454358144
455046490	454998691	454958737	454918095	454879891	454840547	454802596	454765439	454730326	454696345	454661646	454627431	454592338	443346424	454524570	454490863	454456427	454423724	454390964	454358151
455046508	454998709	454958752	454918111	454879917	454840570	454802604	454765447	454730334	454696139	454661653	454627449	454592346	443345202	454524588	454490871	454456443	454423732	454390972	454358169
455046516	454998717	454958760	454917907	454879925	454840588	454802380	454765249	454730342	454696147	454661661	454627456	454592353	443344882	454524596	454490889	454456450	454423740	454390998	454358185
455046300	454998741	454958778	454917915	454879933	454840372	454802414	454765264	454730136	454696162	454661471	454627464	454592361	443345152	454524604	454490897	454456468	454423534	454391012	454358201
455046326	454998766	454958786	454917923	454879735	454840380	454802430	454765272	454730144	454696170	454661489	454627266	454592387	443343983	454524612	454490699	454456476	454423559	454391020	454358219
455046334	454998774	454958794	454917956	454879743	454840406	454802463	454765298	454730151	454696196	454661497	454627274	454592395	443343215	454524414	454490707	454456484	454423575	454391038	454358227
455046367	454998782	454958802	454917964	454879750	454840414	454802497	454765314	454730169	454696204	454661505	454627282	454592403	443342373	454524422	454490715	454456492	454423591	454390824	454358235
455046383	454998576	454958596	454917766	454879768	454840422	454802273	454765330	454730177	454696220	454661513	454627290	454592411	443340062	454524430	454490723	454456500	454423609	454390832	454358037
455046409	454998584	454958612	454917782	454879776	454840430	454802281	454765348	454730185	454696238	454661539	454627308	454592429	443338975	454524448	454490731	454456518	454423617	454390840	454358060
455046193	454998592	454958620	454917816	454879784	454840455	454802299	454765132	454730193	454696022	454661547	454627316	454592213	443338231	454524455	454490764	454456302	454423625	454390857	454358086
455046227	454998600	454958638	454917824	454879800	454840265	454802307	454765140	454730201	454696030	454661554	454627332	454592239	443337837	454524463	454490772	454456310	454423419	454390865	454358102
455046086	454998618	454958646	454917832	454879826	454840273	454802315	454765157	454730219	454696048	454661562	454627340	454592247	443336623	454524471	454490780	454456328	454423427	454390873	454358110
455046102	454998626	454958653	454917881	454879610	454840299	454802331	454765173	454730227	454696055	454661372	454627357	454592254	443335013	454524489	454490798	454456336	454423450	454390881	454358128
455046128	454998642	454958695	454917659	454879636	454840307	454802364	454765199	454730029	454696063	454661380	454627142	454592262	443334883	454524505	454490582	454456344	454423476	454390899	454358136
455046169	454998659	454958489	454917667	454879644	454840315	454802158	454765207	454730037	454696071	454661398	454627167	454592270	443334198	454524307	454490590	454456351	454423484	454390907	454357922
455046177	454998675	454958497	454917675	454879651	454840323	454802166	454765215	454730045	454696089	454661406	454627175	454592288	443334388	454524315	454490632	454456369	454423500	454390915	454357930
455046185	454998477	454958513	454917683	454879669	454840331	454802174	454765231	454730052	454696097	454661422	454627183	454592296	443331715	454524323	454490640	454456377	454423518	454390725	454357948
455045971	454998501	454958547	454917717	454879693	454840349	454802182	454765041	454730060	454696113	454661448	454627191	454592304	454557836	454524331	454490657	454456195	454423302	454390733	454357955
455045989	454998519	454958554	454917725	454879701	454840356	454802190	454765066	454730078	454696121	454661455	454627217	454592312	454557851	454524356	454490665	454456203	454423310	454390741	454357963

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455045997	454998543	454958372	454917741	454879511	454840364	454802208	454765082	454730086	454695917	454661463	454627233	454592106	454557885	454524364	454490673	454456211	454423336	454390758	454357971
455046003	454998550	454958398	454917576	454879529	454840166	454802216	454765090	454730094	454695925	454661273	454627241	454592114	454557901	454524380	454490475	454456245	454423351	454390766	454357989
455046029	454998568	454958406	454917584	454879537	454840174	454802224	454765108	454730110	454695933	454661315	454627027	454592122	454557919	454524398	454490491	454456252	454423369	454390774	454357997
455046037	454998345	454958414	454917592	454879545	454840182	454802232	454765124	454730128	454695958	454661323	454627035	454592130	454557927	454524406	454490509	454456260	454423377	454390782	454358003
455046045	454998360	454958422	454917600	454879578	454840216	454802240	454764911	454729914	454695966	454661331	454627050	454592155	454557935	454524208	454490517	454456286	454423385	454390790	454358011
455046052	454998394	454958430	454917618	454879586	454840224	454802257	454764929	454729922	454695982	454661349	454627068	454592163	454557729	454524216	454490525	454456294	454423393	454390808	454357815
455046078	454998410	454958448	454917626	454879594	454840232	454802042	454764960	454729930	454695990	454661356	454627076	454592171	454557745	454524224	454490533	454456088	454423401	454390816	454357823
455045849	454998451	454958455	454917634	454879602	454840257	454802075	454764978	454729948	454696006	454661364	454627092	454592205	454557752	454524240	454490558	454456096	454423179	454390600	454357849
455045880	454998238	454958463	454917642	454879396	454840042	454802125	454764994	454729955	454695800	454661182	454627100	454592015	454557760	454524257	454490566	454456104	454423187	454390618	454357856
455045898	454998253	454958471	454917477	454879412	454840067	454802141	454765009	454729963	454695818	454661190	454627118	454592023	454557786	454524265	454490574	454456112	454423195	454390626	454357864
455045906	454998261	454958265	454917485	454879453	454840083	454801937	454764812	454729971	454695826	454661216	454627126	454592049	454557794	454524273	454490376	454456120	454423203	454390634	454357906
455045914	454998311	454958273	454917493	454879461	454840091	454801945	454764820	454729989	454695834	454661232	454626912	454592056	454557802	454524281	454490384	454456138	454423211	454390642	454357708
455045922	454998329	454958349	454917501	454879487	454840117	454801952	454764838	454729997	454695842	454661265	454626946	454592064	454557810	454524083	454490400	454456146	454423229	454390659	454357732
455045930	454998337	454958364	454917519	454879495	454840133	454801960	454764846	454730003	454695859	454661034	454626961	454592080	454557828	454524091	454490418	454456153	454423245	454390667	454357765
455045724	454998147	454958141	454917527	454879297	454839937	454801986	454764853	454730011	454695867	454661067	454626979	454592098	454557604	454524109	454490426	454456161	454423260	454390675	454357773
455045757	454998188	454958158	454917535	454879305	454839945	454802018	454764861	454729799	454695875	454661083	454626987	454591884	454557620	454524117	454490434	454456179	454423278	454390683	454357781
455045765	454998204	454958182	454917329	454879313	454839952	454802026	454764879	454729807	454695891	454661091	454626995	454591900	454557638	454524125	454490459	454456187	454423054	454390691	454357799
455045781	454998022	454958190	454917337	454879321	454839960	454802034	454764697	454729815	454695909	454661109	454627001	454591926	454557646	454524133	454490467	454455999	454423062	454390709	454357807
455045807	454998030	454958208	454917352	454879339	454839978	454801820	454764713	454729823	454695693	454661117	454627019	454591942	454557653	454524141	454490269	454456013	454423088	454390493	454357591
455045831	454998048	454958216	454917360	454879347	454839986	454801838	454764721	454729849	454695701	454661158	454626805	454591959	454557687	454524158	454490277	454456021	454423096	454390501	454357609
455045617	454998105	454958224	454917378	454879362	454840018	454801846	454764739	454729864	454695719	454660937	454626813	454591967	454557695	454524166	454490285	454456039	454423104	454390519	454357617
455045625	454998113	454958026	454917386	454879370	454840034	454801853	454764747	454729872	454695735	454660945	454626821	454591975	454557497	454524174	454490293	454456054	454423112	454390527	454357625
455045633	454997941	454958042	454917394	454879388	454839838	454801861	454764754	454729880	454695743	454660952	454626839	454591983	454557505	454524182	454490301	454456062	454423120	454390543	454357633
455045641	454997958	454958067	454917402	454879172	454839846	454801879	454764762	454729898	454695750	454660960	454626854	454591777	454557513	454523986	454490319	454456070	454423138	454390550	454357641
455045690	454997966	454958083	454917204	454879198	454839861	454801903	454764770	454729906	454695768	454660994	454626862	454591793	454557521	454523994	454490335	454455866	454423153	454390568	454357658
455045526	454997974	454958091	454917212	454879214	454839887	454801911	454764788	454729682	454695776	454661000	454626870	454591843	454557539	454524018	454490152	454455874	454422940	454390576	454357674
455045567	454997982	454958117	454917220	454879222	454839895	454801929	454764796	454729690	454695784	454661018	454626888	454591868	454557547	454524026	454490186	454455882	454422957	454390584	454357690
455045591	454997990	454957911	454917238	454879230	454839903	454801713	454764580	454729708	454695792	454660820	454626896	454591876	454557554	454524034	454490194	454455890	454422965	454390592	454357492
455045393	454997818	454957929	454917246	454879248	454839911	454801721	454764606	454729724	454695578	454660838	454626904	454591710	454557562	454524042	454490210	454455908	454422973	454390378	454357500
455045401	454997834	454957937	454917253	454879255	454839713	454801747	454764622	454729732	454695594	454660846	454626706	454591736	454557570	454524059	454490228	454455932	454422981	454390386	454357567
455045419	454997842	454957945	454917295	454879263	454839721	454801796	454764630	454729740	454695602	454660853	454626714	454591744	454557380	454524067	454490236	454455957	454422999	454390402	454357575
455045427	454997883	454957952	454917097	454879065	454839739	454801812	454764663	454729757	454695628	454660861	454626722	454591751	454557398	454523853	454490038	454455965	454423005	454390410	454357583
455045443	454997891	454957960	454917105	454879073	454839747	454801606	454764671	454729765	454695636	454660879	454626730	454591769	454557406	454523861	454490046	454455759	454423013	454390428	454357377
455045450	454997693	454958018	454917121	454879081	454839754	454801614	454764689	454729773	454695644	454660887	454626755	454591579	454557414	454523887	454490053	454455767	454423021	454390436	454357385
455045468	454997701	454957812	454917139	454879107	454839762	454801630	454764473	454729781	454695651	454660895	454626763	454591587	454557430	454523895	454490061	454455775	454423039	454390444	454357435
455045476	454997719	454957838	454917147	454879115	454839770	454801648	454764481	454729575	454695669	454660911	454626789	454591595	454557448	454523911	454490095	454455783	454422825	454390451	454357443
455045484	454997735	454957853	454917154	454879131	454839788	454801655	454764499	454729583	454695677	454660929	454626797	454591611	454557455	454523929	454490103	454455791	454422841	454390469	454357450
455045492	454997776	454957887	454917188	454879149	454839796	454801663	454764523	454729591	454695461	454660739	454626599	454591629	454557463	454523937	454490111	454455809	454422858	454390485	454357260
455045286	454997784	454957903	454917196	454878950	454839804	454801671	454764531	454729609	454695479	454660747	454626607	454591637	454557471	454523952	454490129	454455817	454422866	454390261	454357294
455045294	454997792	454957697	454916982	454878968	454839606	454801689	454764549	454729617	454695487	454660754	454626623	454591645	454557489	454523747	454490137	454455825	454422882	454390279	454357302
455045310	454997586	454957713	454917006	454878976	454839614	454801697	454764556	454729625	454695495	454660762	454626631	454591652	454557281	454523770	454489923	454455841	454422890	454390287	454357328
455045344	454997602	454957721	454917014	454878984	454839622	454801499	454764564	454729633	454695503	454660770	454626649	454591454	454557299	454523788	454489931	454455858	454422908	454390303	454357336
455045187	454997610	454957747	454917022	454878992	454839630	454801515	454764366	454729641	454695511	454660788	454626656	454591462	454557307	454523796	454489949	454455643	454422916	454390311	454357344
455045211	454997628	454957770	454917048	454879008	454839648	454801523	454764374	454729658	454695529	454660812	454626664	454591470	454557315	454523804	454489956	454455650	454422924	454390329	454357351
455045229	454997651	454957788	454917055	454879040	454839655	454801572	454764382	454729666	454695537	454660606	454626482	454591496	454557323	454523812	454489972	454455668	454422718	454390337	454357369
455045237	454997685	454957796	454917063	454878844	454839663	454801598	454764390	454729674	454695545	454660614	454626490	454591504	454557331	454523838	454489980	454455676	454422726	454390345	454357161
455045252	454997479	454957580	454916875	454878885	454839671	454801408	454764416	454729468	454695552	454660622	454626508	454591512	454557349	454523846	454489998	454455684	454422734	454390352	454357187
455045096	454997495	454957598	454916891	454878893	454839689	454801416	454764424	454729476	454695560	454660655	454626516	454591520	454557356	454523622	454490004	454455692	454422759	454390360	454357195
455045120	454997503	454957606	454916925	454878901	454839697	454801424	454764432	454729484	454695354	454660663	454626524	454591538	454557372	454523630	454490012	454455700	454422767	454390154	454357211
455045138	454997529	454957655	454916958	454878927	454839705	454801432	454764440	454729492	454695370	454660689	454626532	454591348	454557174	454523648	454489816	454455718	454422775	454390162	454357229
455045153	454997537	454957663	454916974	454878935	454839499	454801440	454764457	454729500	454695388	454660713	454626540	454591355	454557190	454523663	454489832	454455734	454422783	454390170	454357047
455045161	454997545	454957473	454916768	454878943	454839515	454801457	454764465	454729518	454695396	454660481	454626557	454591371	454557208	454523671	454489840	454455742	454422817	454390188	454357088
455044990	454997560	454957507	454916784	454878752	454839531	454801473	454764259	454729534	454695404	454660499	454626565	454591389	454557216	454523689	454489857	454455536	454422619	454390196	454357104
455045013	454997362	454957515	454916792	454878778	454839549	454801481	454764267	454729559	454695412	454660507	454626573	454591413	454557224	454523713	454489865	454455544	454422627	454390204	454357112
455045021	454997370	454957549	454916834	454878802	454839556	454801309	454764291	454729567	454695420	454660515	454626581	454591421	454557232	454523721	454489873	454455551	454422635	454390212	454357120
455045039	454997388	454957564	454916859	454878828	454839564	454801317	454764309	454729369	454695438	454660523	454626375	454591439	454557240	454523739	454489881	454455569	454422643	454390238	454357146
455045054	454997420	454957374	454916867	454878836	454839572	454801325	454764317	454729377	454695248	454660556	454626383	454591447	454557257	454523515	454489899	454455577	454422650	454390246	454356932
455044842	454997446	454957408	454916651	454878612	454839580	454801333	454764333	454729385	454695255	454660564	454626391	454591249	454557265	454523523	454489907	454455585	454422668	454390253	454356965
455044859	454997461	454957416	454916669	454878620	454839382	454801358	454764341	454729393	454695263	454660572	454626417	454591256	454557273	454523549	454489709	454455593	454422676	454390063	454356999
455044875	454997255	454957432	454916685	454878646	454839390	454801374	454764358	454729419	454695271	454660580	454626425	454591264	454557067	454523556	454489717	454455601	454422684	454390071	454357005
455044883	454997271	454957259	454916693	454878679	454839416	454801168	454764143	454729427	454695289	454660598	454626433	454591280	454557075	454523564	454489725	454455627	454422692	454390097	454357039
455044891	454997289	454957325	454916727	454878687	454839424	454801176	454764150	454729435	454695297	454660374	454626441	454591298	454557083	454523580	454489733	454455429	454422494	454390105	454356833
455044909	454997297	454957341	454916735	454878703	454839432	454801184	454764168	454729443	454695313	454660390	454626458	454591322	454557091	454523606	454489758	454455452	454422528	454390121	454356841
455044933	454997313	454957143	454916743	454878729	454839457	454801192	454764184	454729450	454695321	454660408	454626466	454591132	454557109	454523614	454489782	454455460	454422544	454390139	454356890
455044735	454997339	454957150	454916552	454878513	454839473	454801218	454764192	454729260	454695339	454660424	454626268	454591140	454557117	454523408	454489790	454455478	454422569	454389933	454356924
455044743	454997347	454957184	454916560	454878521	454839481	454801226	454764200	454729278	454695131	454660440	454626276	454591157	454557133	454523416	454489600	454455486	454422577	454389941	454356726
455044750	454997354	454957192	454916578	454878539	454839267	454801242	454764218	454729286	454695156	454660473	454626284	454591165	454557141	454523424	454489618	454455312	454422593	454389958	454356742
455044768	454997172	454957200	454916594	454878547	454839275	454801259	454764226	454729294	454695172	454660267	454626292	454591181	454557158	454523432	454489634	454455320	454422387	454389966	454356775
455044776	454997206	454957218	454916602	454878554	454839325	454801044	454764234	454729302	454695180	454660283	454626300	454591215	454557166	454523440	454489659	454455338	454422395	454389974	454356791
455044784	454997222	454957242	454916628	454878562	454839358	454801051	454764242	454729328	454695198	454660291	454626318	454591223	454556978	454523465	454489667	454455346	454422403	454389982	454356817
455044792	454997248	454957036	454916644	454878570	454839374	454801069	454764044	454729336	454695214	454660317	454626326	454591231	454556986	454523481	454489675	454455353	454422411	454389990	454356627
455044800	454997065	454957051	454916446	454878588	454839150	454801085	454764051	454729351	454695222	454660325	454626342	454591025	454556994	454523499	454489683	454455361	454422429	454390006	454356635
455044818	454997073	454957069	454916479	454878596	454839168	454801119	454764069	454729146	454695230	454660333	454626359	454591033	454557000	454523507	454489501	454455379	454422437	454390014	454356643

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455044826	454997099	454957127	454916487	454878406	454839184	454801127	454764077	454729153	454695024	454660358	454626136	454591041	454557018	454523309	454489519	454455411	454422445	454390022	454356650
455044834	454997107	454957135	454916529	454878414	454839218	454801143	454764085	454729161	454695032	454660366	454626144	454591058	454557026	454523317	454489527	454455197	454422452	454390030	454356668
455044636	454997115	454956921	454916537	454878422	454839226	454800939	454764093	454729195	454695040	454660150	454626169	454591066	454557034	454523325	454489535	454455205	454422460	454389826	454356676
455044701	454997123	454956947	454916321	454878430	454839234	454800947	454764119	454729203	454695057	454660168	454626177	454591074	454557042	454523341	454489543	454455221	454422478	454389834	454356692
455044727	454997131	454956962	454916339	454878448	454839242	454800962	454764127	454729211	454695065	454660176	454626185	454591082	454557059	454523358	454489576	454455239	454422486	454389842	454356700
455044529	454996943	454956988	454916347	454878463	454839028	454801002	454764135	454729229	454695073	454660184	454626193	454591108	454556861	454523366	454489592	454455247	454422270	454389875	454356536
455044537	454996968	454956996	454916354	454878471	454839036	454801010	454763921	454729237	454695081	454660192	454626219	454591116	454556887	454523374	454489378	454455254	454422288	454389891	454356379
455044545	454996984	454957002	454916362	454878489	454839051	454801036	454763939	454729245	454695107	454660218	454626029	454591124	454556895	454523382	454489386	454455270	454422296	454389925	454356387
455044560	454997008	454957028	454916370	454878497	454839085	454800822	454763947	454729252	454695115	454660226	454626037	454590910	454556903	454523390	454489394	454455288	454422304	454389719	454356429
455044586	454997016	454956814	454916388	454878505	454839093	454800830	454763954	454729039	454694910	454660242	454626052	454590928	454556911	454523192	454489428	454455304	454422312	454389727	454356437
455044602	454996810	454956822	454916396	454878299	454839101	454800855	454763962	454729054	454694928	454660259	454626060	454590944	454556929	454523200	454489436	454455098	454422320	454389735	454356445
455044404	454996828	454956855	454916404	454878307	454839119	454800871	454763970	454729096	454694944	454660044	454626078	454590951	454556937	454523226	454489444	454455114	454422338	454389743	454356478
455044412	454996836	454956871	454916420	454878315	454839127	454800889	454763988	454729104	454694951	454660051	454626086	454590969	454556945	454523242	454489477	454455122	454422346	454389750	454356486
455044438	454996877	454956913	454916222	454878356	454838921	454800913	454763996	454729112	454694969	454660069	454626102	454590977	454556952	454523259	454489253	454455148	454422353	454389768	454356270
455044461	454996885	454956707	454916230	454878364	454838939	454800921	454764002	454729120	454694977	454660077	454626128	454590993	454556747	454523267	454489261	454455163	454422361	454389776	454356288
455044479	454996893	454956715	454916248	454878380	454838947	454800723	454764010	454729138	454694985	454660085	454625906	454591009	454556754	454523275	454489279	454455171	454422379	454389792	454356304
455044487	454996901	454956756	454916263	454878398	454838954	454800749	454764028	454728924	454695008	454660093	454625922	454591017	454556762	454523283	454489287	454455189	454422163	454389800	454356353
455044503	454996919	454956764	454916271	454878190	454838962	454800756	454763814	454728932	454695016	454660101	454625930	454590811	454556770	454523291	454489311	454454984	454422171	454389818	454356155
455044305	454996695	454956608	454916289	454878208	454838988	454800772	454763830	454728940	454694803	454660143	454625955	454590829	454556796	454523085	454489329	454454992	454422189	454389602	454356171
455044347	454996729	454956624	454916305	454878216	454838806	454800798	454763848	454728965	454694829	454659947	454625963	454590852	454556804	454523093	454489337	454455007	454422197	454389610	454356189
455044370	454996745	454956632	454916313	454878224	454838814	454800806	454763855	454728973	454694837	454659954	454625971	454590860	454556812	454523101	454489345	454455015	454422213	454389628	454356221
455044388	454996778	454956640	454916107	454878232	454838822	454800814	454763863	454728981	454694845	454659962	454625989	454590878	454556820	454523135	454489147	454455023	454422221	454389636	454356247
455044396	454996802	454956657	454916115	454878240	454838830	454800608	454763889	454729005	454694852	454659970	454625997	454590886	454556846	454523143	454489154	454455049	454422239	454389644	454356049
455044180	454996588	454956483	454916131	454878257	454838848	454800616	454763897	454729013	454694886	454659988	454626003	454590894	454556853	454523150	454489162	454455064	454422254	454389651	454356056
455044206	454996596	454956509	454916164	454878265	454838855	454800624	454763905	454728825	454694894	454659996	454625823	454590696	454556622	454523168	454489170	454455072	454422262	454389677	454356064
455044214	454996604	454956517	454916172	454878281	454838863	454800640	454763913	454728866	454694902	454660002	454625831	454590712	454556648	454523176	454489196	454454851	454422049	454389701	454356098
455044222	454996620	454956525	454916198	454878083	454838871	454800657	454763707	454728874	454694704	454660010	454625849	454590720	454556663	454522970	454489204	454454869	454422056	454389495	454355926
455044255	454996638	454956558	454916206	454878109	454838889	454800665	454763715	454728890	454694720	454660028	454625856	454590738	454556671	454522996	454489238	454454877	454422064	454389511	454355934
455044073	454996646	454956566	454915992	454878133	454838897	454800673	454763723	454728908	454694738	454659830	454625872	454590761	454556689	454523002	454489246	454454901	454422072	454389529	454355983
455044081	454996471	454956574	454916016	454878158	454838905	454800681	454763731	454728916	454694746	454659848	454625880	454590779	454556697	454523010	454489048	454454927	454422098	454389537	454356007
455044099	454996505	454956376	454916024	454878166	454838707	454800699	454763756	454728718	454694753	454659855	454625898	454590787	454556713	454523028	454489055	454454935	454422106	454389545	454356015
455044115	454996513	454956426	454916032	454877960	454838715	454800517	454763764	454728734	454694761	454659863	454625674	454590795	454556721	454523036	454489063	454454950	454422114	454389560	454355785
455044123	454996539	454956442	454916040	454877986	454838749	454800525	454763772	454728742	454694779	454659871	454625690	454590589	454556739	454523044	454489071	454454752	454422122	454389578	454355793
455044131	454996562	454956467	454916057	454878000	454838756	454800533	454763780	454728775	454694787	454659889	454625708	454590621	454556523	454523051	454489089	454454760	454422148	454389586	454355819
455044149	454996372	454956475	454916073	454878059	454838764	454800541	454763798	454728783	454694795	454659905	454625716	454590639	454556531	454523069	454489105	454454778	454421934	454389388	454355827
455044156	454996380	454956277	454916081	454878067	454838780	454800566	454763806	454728791	454694605	454659921	454625732	454590647	454556549	454522897	454489121	454454794	454421942	454389396	454355660
455043968	454996398	454956301	454916099	454877846	454838798	454800590	454763608	454728817	454694621	454659939	454625757	454590670	454556556	454522905	454489139	454454802	454421975	454389404	454355686
455043976	454996406	454956319	454915885	454877879	454838582	454800384	454763632	454728585	454694639	454659723	454625765	454590688	454556564	454522913	454488925	454454828	454421983	454389412	454355694
455044024	454996422	454956327	454915943	454877895	454838590	454800392	454763657	454728593	454694647	454659731	454625781	454590456	454556572	454522921	454488933	454454836	454421991	454389438	454355728
455044032	454996463	454956343	454915950	454877903	454838616	454800400	454763665	454728601	454694654	454659764	454625567	454590472	454556580	454522947	454488941	454454844	454422007	454389446	454355736
455044057	454996257	454956350	454915968	454877929	454838624	454800418	454763673	454728619	454694662	454659772	454625575	454590480	454556598	454522962	454488958	454454646	454422015	454389453	454355744
455043851	454996265	454956152	454915976	454877945	454838632	454800459	454763681	454728627	454694688	454659780	454625583	454590506	454556606	454522756	454488974	454454653	454422023	454389479	454355561
455043893	454996281	454956160	454915828	454877739	454838640	454800467	454763699	454728643	454694696	454659806	454625591	454590522	454556614	454522764	454488982	454454661	454422031	454389487	454355587
455043919	454996299	454956186	454915836	454877747	454838673	454800475	454763483	454728650	454694506	454659814	454625609	454590530	454556408	454522772	454488990	454454679	454421827	454389263	454355595
455043927	454996307	454956236	454915844	454877754	454838467	454800483	454763509	454728692	454694548	454659616	454625617	454590548	454556424	454522780	454489006	454454687	454421835	454389289	454355637
455043950	454996315	454956244	454915877	454877762	454838483	454800277	454763517	454728460	454694555	454659632	454625625	454590555	454556432	454522798	454489014	454454695	454421843	454389305	454355447
455043760	454996331	454956046	454915661	454877788	454838491	454800293	454763525	454728486	454694571	454659640	454625633	454590563	454556440	454522806	454489022	454454703	454421868	454389313	454355462
455043778	454996349	454956061	454915679	454877796	454838509	454800319	454763533	454728494	454694597	454659657	454625641	454590332	454556465	454522814	454488826	454454729	454421884	454389347	454355520
455043810	454996141	454956087	454915687	454877804	454838541	454800343	454763558	454728502	454694423	454659665	454625658	454590357	454556481	454522848	454488842	454454737	454421892	454389354	454355546
455043836	454996166	454956103	454915729	454877812	454838558	454800350	454763566	454728528	454694456	454659681	454625666	454590365	454556499	454522640	454488859	454454745	454421900	454389362	454355322
455043844	454996174	454956137	454915737	454877838	454838566	454800368	454763574	454728536	454694464	454659699	454625468	454590373	454556507	454522657	454488867	454454547	454421918	454389370	454355330
455043646	454996190	454955931	454915745	454877648	454838574	454800152	454763582	454728551	454694480	454659707	454625476	454590381	454556291	454522665	454488875	454454554	454421926	454389149	454355363
455043653	454996208	454955956	454915760	454877655	454838343	454800160	454763384	454728577	454694498	454659715	454625492	454590407	454556309	454522673	454488883	454454562	454421710	454389156	454355413
455043661	454996224	454955980	454915554	454877663	454838350	454800186	454763392	454728353	454694282	454659517	454625500	454590415	454556317	454522681	454488891	454454570	454421728	454389172	454355215
455043695	454996034	454955998	454915562	454877671	454838368	454800202	454763418	454728379	454694290	454659525	454625518	454590431	454556325	454522699	454488917	454454596	454421736	454389180	454355256
455043703	454996075	454956020	454915570	454877689	454838376	454800228	454763426	454728395	454694308	454659533	454625526	454590449	454556358	454522707	454488701	454454604	454421744	454389198	454355272
455043711	454996083	454955808	454915588	454877697	454838400	454800244	454763442	454728411	454694324	454659558	454625534	454590233	454556374	454522723	454488719	454454612	454421751	454389206	454355280
455043737	454996109	454955816	454915596	454877705	454838418	454800251	454763467	454728429	454694340	454659566	454625542	454590241	454556382	454522731	454488727	454454638	454421769	454389214	454355298
455043521	454996117	454955857	454915612	454877713	454838434	454800046	454763475	454728437	454694357	454659582	454625559	454590258	454556184	454522749	454488735	454454414	454421777	454389222	454355116
455043539	454996125	454955873	454915620	454877721	454838459	454800053	454763277	454728445	454694365	454659590	454625351	454590266	454556200	454522533	454488743	454454422	454421785	454389230	454355140
455043547	454996133	454955907	454915638	454877523	454838236	454800061	454763301	454728239	454694373	454659608	454625369	454590274	454556218	454522558	454488750	454454430	454421793	454389248	454355181
455043554	454995929	454955733	454915646	454877531	454838244	454800079	454763327	454728247	454694381	454659392	454625377	454590282	454556226	454522566	454488768	454454455	454421801	454389032	454354994
455043562	454995937	454955741	454915653	454877564	454838251	454800087	454763343	454728262	454694175	454659400	454625385	454590290	454556259	454522582	454488776	454454471	454421819	454389040	454355041
455043588	454995986	454955758	454915448	454877598	454838269	454800095	454763160	454728320	454694191	454659418	454625393	454590308	454556267	454522590	454488800	454454489	454421595	454389057	454355058
455043612	454995994	454955790	454915455	454877606	454838277	454800103	454763178	454728338	454694217	454659426	454625401	454590316	454556275	454522608	454488594	454454513	454421603	454389065	454355066
455043620	454996000	454955576	454915471	454877614	454838285	454800111	454763186	454728346	454694225	454659442	454625419	454590324	454556283	454522426	454488602	454454521	454421611	454389073	454355074
455043406	454996026	454955584	454915489	454877408	454838319	454800129	454763202	454728122	454694233	454659459	454625427	454590118	454556077	454522434	454488628	454454323	454421637	454389081	454354895
455043414	454995812	454955592	454915497	454877416	454838327	454800137	454763210	454728148	454694241	454659467	454625435	454590134	454556085	454522442	454488636	454454364	454421645	454389107	454354911
455043430	454995820	454955626	454915505	454877424	454838335	454799933	454763236	454728155	454694258	454659475	454625443	454590142	454556093	454522459	454488644	454454380	454421652	454389115	454354754
455043463	454995838	454955634	454915513	454877440	454838111	454799958	454763244	454728163	454694266	454659483	454625237	454590159	454556101	454522467	454488651	454454398	454421660	454389123	454354762
455043471	454995861	454955667	454915521	454877457	454838137	454799966	454763251	454728197	454694274	454659491	454625252	454590167	454556119	454522491	454488669	454454406	454421678	454389131	454354788
455043489	454995895	454955675	454915539	454877465	454838145	454799974	454763269	454728205	454694084	454659285	454625260	454590175	454556127	454522509	454488677	454454208	454421686	454388919	454354796
455043497	454995903	454955477	454915547	454877507	454838152	454799982	454763061	454728221	454694100	454659293	454625278	454590183	454556143	454522517	454488685	454454216	454421694	454388927	454354838

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455043505	454995713	454955485	454915331	454877291	454838160	454799990	454763079	454728015	454694118	454659301	454625286	454590191	454556168	454522525	454488693	454454224	454421488	454388935	454354648
455043513	454995721	454955493	454915349	454877309	454838178	454800004	454763103	454728023	454694126	454659319	454625294	454590209	454556176	454522319	454488487	454454232	454421496	454388943	454354655
455043299	454995739	454955527	454915356	454877325	454838186	454800012	454763111	454728049	454694134	454659327	454625302	454590217	454555962	454522335	454488495	454454240	454421504	454388950	454354671
455043331	454995754	454955535	454915364	454877333	454838194	454800038	454763129	454728056	454694159	454659350	454625310	454590001	454555970	454522343	454488503	454454257	454421520	454388968	454354721
455043349	454995770	454955543	454915372	454877366	454838202	454799818	454763145	454728064	454694167	454659368	454625328	454590019	454555988	454522350	454488511	454454265	454421546	454388976	454354747
455043356	454995788	454955568	454915380	454877374	454838228	454799826	454763152	454728080	454693979	454659376	454625336	454590027	454556002	454522368	454488529	454454273	454421553	454389008	454354531
455043372	454995796	454955352	454915406	454877390	454838004	454799834	454762949	454728114	454693987	454659186	454625120	454590035	454556010	454522376	454488537	454454281	454421561	454389016	454354572
455043380	454995804	454955386	454915414	454877184	454838020	454799842	454762956	454727934	454693995	454659194	454625138	454590043	454556028	454522384	454488545	454454075	454421579	454388802	454354580
455043398	454995580	454955394	454915422	454877234	454838038	454799859	454762964	454727942	454694001	454659210	454625146	454590050	454556036	454522392	454488552	454454109	454421371	454388810	454354408
455043208	454995598	454955402	454915430	454877242	454838061	454799867	454762972	454727959	454694019	454659228	454625187	454590068	454556044	454522418	454488560	454454117	454421389	454388836	454354432
455043224	454995614	454955428	454915224	454877259	454838079	454799883	454762980	454727967	454694027	454659236	454625195	454590076	454556051	454522202	454488586	454454125	454421397	454388851	454354465
455043232	454995630	454955436	454915240	454877267	454838103	454799891	454762998	454727975	454694035	454659244	454625203	454590084	454555848	454522210	454488370	454454133	454421405	454388869	454354481
455043240	454995648	454955444	454915257	454877275	454837899	454799909	454763004	454727983	454694050	454659251	454625211	454590092	454555855	454522228	454488388	454454141	454421413	454388877	454354507
455043257	454995671	454955451	454915265	454877283	454837907	454799917	454763020	454727991	454693854	454659269	454625229	454589896	454555863	454522236	454488396	454454158	454421447	454388885	454354291
455043265	454995689	454955253	454915273	454877085	454837915	454799701	454763046	454728007	454693870	454659277	454625039	454589904	454555871	454522244	454488404	454454174	454421454	454388893	454354374
455043273	454995697	454955279	454915281	454877093	454837931	454799743	454762832	454727793	454693888	454659061	454625054	454589920	454555889	454522251	454488412	454454182	454421470	454388695	454354390
455043281	454995481	454955287	454915299	454877101	454837964	454799750	454762857	454727801	454693896	454659079	454625062	454589938	454555905	454522269	454488420	454453952	454421249	454388703	454354176
455043075	454995499	454955303	454915307	454877119	454837980	454799768	454762865	454727819	454693946	454659095	454625070	454589946	454555913	454522277	454488438	454453960	454421272	454388711	454354226
455043091	454995507	454955311	454915315	454877127	454837998	454799776	454762873	454727835	454693730	454659103	454625088	454589961	454555921	454522285	454488446	454453978	454421280	454388729	454354234
455043141	454995515	454955329	454915117	454877135	454837774	454799784	454762881	454727850	454693748	454659111	454625096	454589979	454555939	454522301	454488453	454453986	454421298	454388737	454354242
455043166	454995531	454955337	454915125	454877168	454837808	454799800	454762899	454727868	454693755	454659129	454625104	454589987	454555947	454522111	454488461	454453994	454421306	454388752	454354259
455043174	454995549	454955345	454915158	454877176	454837824	454799594	454762915	454727876	454693771	454659137	454625112	454589995	454555954	454522137	454488479	454454000	454421314	454388760	454354093
455042960	454995556	454955147	454915166	454876996	454837840	454799610	454762923	454727884	454693789	454659152	454624909	454589789	454555731	454522145	454488271	454454018	454421322	454388778	454354101
455042978	454995572	454955154	454915174	454877002	454837857	454799644	454762725	454727686	454693797	454659160	454624925	454589797	454555749	454522152	454488289	454454026	454421355	454388786	454354119
455042986	454995366	454955196	454915182	454877010	454837865	454799651	454762733	454727694	454693821	454659178	454624941	454589805	454555756	454522160	454488297	454454034	454421132	454388794	454354135
455043000	454995374	454955204	454915190	454877028	454837667	454799669	454762741	454727702	454693839	454658956	454624958	454589813	454555764	454522178	454488305	454454059	454421140	454388596	454353970
455043026	454995382	454955220	454915208	454877051	454837675	454799677	454762758	454727728	454693847	454658980	454624966	454589821	454555772	454522186	454488313	454453853	454421157	454388604	454353988
455043034	454995408	454955048	454915216	454876848	454837683	454799685	454762766	454727751	454693631	454658998	454624974	454589839	454555780	454522194	454488339	454453895	454421165	454388612	454354051
455043042	454995416	454955063	454915000	454876855	454837717	454799693	454762782	454727769	454693656	454659004	454624982	454589847	454555798	454521972	454488362	454453903	454421173	454388620	454353871
455043059	454995440	454955071	454915026	454876863	454837733	454799495	454762790	454727777	454693664	454659012	454624990	454589862	454555806	454521980	454488149	454453911	454421199	454388638	454353905
455042879	454995457	454955089	454915034	454876871	454837741	454799511	454762816	454727785	454693672	454659020	454625005	454589672	454555814	454522004	454488156	454453929	454421207	454388646	454353939
455042903	454995465	454955105	454915059	454876913	454837758	454799545	454762618	454727561	454693680	454659038	454624792	454589680	454555822	454522012	454488198	454453945	454421215	454388679	454353947
455042911	454995259	454955121	454915083	454876921	454837568	454799578	454762626	454727579	454693706	454659046	454624800	454589698	454555830	454522020	454488206	454453739	454421223	454388471	454353731
455042929	454995267	454954918	454915091	454876939	454837576	454799586	454762634	454727587	454693714	454659053	454624818	454589706	454555624	454522038	454488214	454453747	454421231	454388489	454353749
455042937	454995275	454954926	454914896	454876731	454837592	454799420	454762642	454727595	454693722	454658840	454624826	454589722	454555632	454522046	454488222	454453754	454421025	454388497	454353798
455042754	454995283	454954942	454914904	454876772	454837600	454799438	454762659	454727603	454693532	454658857	454624859	454589763	454555640	454522061	454488032	454453770	454421033	454388505	454353806
455042762	454995291	454954959	454914912	454876780	454837618	454799453	454762675	454727611	454693540	454658865	454624867	454589565	454555657	454522087	454488040	454453796	454421058	454388521	454353814
455042796	454995309	454954967	454914920	454876806	454837626	454799461	454762683	454727645	454693557	454658873	454624875	454589573	454555673	454521865	454488057	454453812	454421082	454388539	454353822
455042804	454995317	454954983	454914938	454876814	454837634	454799255	454762691	454727652	454693565	454658899	454624883	454589581	454555699	454521873	454488081	454453820	454421108	454388547	454353830
455042812	454995333	454955014	454914953	454876822	454837659	454799263	454762709	454727660	454693573	454658907	454624891	454589599	454555707	454521881	454488099	454453838	454421116	454388562	454353632
455042648	454995143	454954801	454914979	454876830	454837436	454799271	454762717	454727678	454693599	454658915	454624685	454589607	454555715	454521907	454488107	454453622	454420910	454388364	454353665
455042663	454995176	454954819	454914987	454876632	454837469	454799297	454762501	454727454	454693607	454658923	454624693	454589615	454555723	454521915	454488115	454453655	454420928	454388372	454353707
455042671	454995192	454954827	454914995	454876640	454837485	454799305	454762527	454727462	454693615	454658931	454624727	454589631	454555517	454521923	454488123	454453671	454420936	454388398	454353558
455042705	454995226	454954835	454914797	454876665	454837519	454799313	454762535	454727470	454693417	454658949	454624735	454589656	454555525	454521949	454488131	454453689	454420944	454388406	454353566
455042515	454995234	454954850	454914805	454876673	454837535	454799339	454762543	454727488	454693425	454658733	454624743	454589458	454555533	454521956	454487919	454453697	454420951	454388414	454353574
455042523	454995036	454954884	454914813	454876699	454837337	454799347	454762550	454727496	454693441	454658741	454624750	454589466	454555541	454521964	454487927	454453713	454420969	454388422	454353582
455042531	454995051	454954892	454914821	454876715	454837345	454799354	454762584	454727504	454693458	454658758	454624768	454589482	454555558	454521758	454487935	454453721	454420977	454388448	454353590
455042549	454995069	454954900	454914839	454876723	454837360	454799149	454762592	454727520	454693466	454658766	454624776	454589490	454555566	454521766	454487950	454453531	454420985	454388455	454353616
455042564	454995093	454954777	454914847	454876509	454837378	454799164	454762600	454727538	454693482	454658774	454624784	454589516	454555574	454521774	454487976	454453549	454420993	454388463	454353426
455042580	454995101	454954785	454914862	454876525	454837394	454799172	454762394	454727553	454693490	454658782	454624586	454589524	454555582	454521790	454487992	454453556	454421009	454388240	454353467
455042598	454995119	454954793	454914870	454876541	454837428	454799180	454762402	454727363	454693508	454658790	454624594	454589532	454555590	454521816	454488024	454453564	454421017	454388281	454353293
455042606	454994922	454954595	454914888	454876558	454837196	454799230	454762410	454727371	454693300	454658808	454624602	454589557	454555608	454521824	454487828	454453572	454420803	454388299	454353301
455042408	454994930	454954611	454914680	454876566	454837246	454799248	454762444	454727389	454693318	454658816	454624610	454589334	454555616	454521832	454487836	454453580	454420811	454388307	454353319
455042416	454994955	454954629	454914698	454876574	454837261	454799032	454762451	454727397	454693326	454658824	454624628	454589359	454555400	454521840	454487851	454453598	454420829	454388323	454353335
455042424	454994963	454954637	454914706	454876582	454837279	454799040	454762485	454727405	454693342	454658634	454624636	454589367	454555418	454521857	454487869	454453606	454420837	454388349	454353350
455042440	454994971	454954645	454914722	454876608	454837287	454799065	454762493	454727413	454693367	454658667	454624651	454589375	454555426	454521642	454487877	454453614	454420852	454388356	454353376
455042473	454994815	454954652	454914730	454876418	454837295	454799073	454762279	454727421	454693375	454658675	454624669	454589391	454555434	454521659	454487885	454453416	454420878	454388133	454353384
455042481	454994823	454954660	454914755	454876426	454837089	454799081	454762287	454727439	454693383	454658683	454624677	454589417	454555459	454521667	454487893	454453424	454420886	454388141	454353186
455042499	454994849	454954686	454914763	454876434	454837097	454799099	454762303	454727447	454693391	454658691	454624479	454589425	454555475	454521675	454487901	454453432	454420894	454388166	454353210
455042333	454994864	454954462	454914565	454876442	454837105	454799107	454762311	454727231	454693193	454658717	454624487	454589441	454555483	454521709	454487695	454453440	454420704	454388174	454353236
455042341	454994898	454954512	454914581	454876459	454837113	454799131	454762329	454727249	454693201	454658501	454624503	454589235	454555491	454521717	454487711	454453457	454420712	454388182	454353244
455042374	454994906	454954520	454914599	454876467	454837139	454798927	454762352	454727256	454693219	454658519	454624529	454589243	454555301	454521725	454487729	454453465	454420720	454388190	454353251
455042382	454994914	454954546	454914607	454876475	454837147	454798935	454762378	454727272	454693227	454658527	454624545	454589268	454555319	454521733	454487737	454453473	454420746	454388216	454353079
455042226	454994708	454954561	454914649	454876293	454837154	454798943	454762386	454727280	454693235	454658535	454624552	454589276	454555327	454521535	454487752	454453481	454420753	454388224	454353103
455042242	454994716	454954579	454914656	454876301	454837162	454798976	454762170	454727306	454693243	454658543	454624578	454589292	454555343	454521543	454487760	454453499	454420761	454388232	454353137
455042267	454994732	454954355	454914664	454876319	454837170	454798984	454762196	454727314	454693250	454658550	454624354	454589318	454555368	454521550	454487786	454453507	454420787	454388034	454353145
455042275	454994757	454954363	454914458	454876327	454836974	454798992	454762212	454727322	454693268	454658568	454624388	454589326	454555376	454521576	454487794	454453515	454420589	454388042	454352964
455042283	454994765	454954371	454914466	454876335	454836982	454799008	454762246	454727330	454693276	454658576	454624396	454589128	454555384	454521584	454487588	454453317	454420597	454388067	454352972
455042069	454994781	454954397	454914474	454876343	454837006	454799016	454762253	454727124	454693292	454658584	454624412	454589136	454555392	454521592	454487596	454453325	454420605	454388075	454352998
455042077	454994799	454954405	454914490	454876350	454837014	454799024	454762261	454727140	454693086	454658592	454624420	454589144	454555186	454521618	454487646	454453333	454420613	454388083	454353004
455042085	454994807	454954413	454914508	454876376	454837030	454798828	454762055	454727165	454693094	454658600	454624453	454589169	454555194	454521626	454487653	454453341	454420621	454388091	454353020
455042093	454994591	454954439	454914516	454876186	454837048	454798851	454762063	454727173	454693102	454658394	454624461	454589193	454555210	454521402	454487661	454453374	454420639	454388109	454353061
455042101	454994633	454954454	454914524	454876194	454837063	454798869	454762089	454727181	454693136	454658402	454624248	454589201	454555228	454521428	454487679	454453382	454420647	454388117	454352865

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455042119	454994658	454954256	454914540	454876202	454837071	454798877	454762097	454727199	454693144	454658410	454624263	454589227	454555236	454521444	454487687	454453390	454420654	454387929	454352899
455042127	454994666	454954264	454914557	454876210	454836867	454798885	454762105	454727207	454693151	454658428	454624289	454589003	454555244	454521451	454487497	454453226	454420662	454387937	454352931
455042135	454994674	454954322	454914359	454876228	454836875	454798901	454762113	454727017	454693169	454658436	454624297	454589029	454555251	454521469	454487505	454453234	454420688	454387945	454352741
455042143	454994682	454954348	454914367	454876244	454836883	454798711	454762121	454727025	454693185	454658444	454624305	454589045	454555269	454521477	454487513	454453259	454420480	454387960	454352766
455041947	454994476	454954132	454914375	454876251	454836909	454798737	454762139	454727041	454692971	454658451	454624313	454589052	454555277	454521485	454487521	454453267	454420498	454387978	454352774
455041954	454994484	454954157	454914383	454876269	454836933	454798745	454762147	454727058	454693029	454658469	454624339	454589060	454555285	454521493	454487547	454453291	454420506	454387986	454352790
455041970	454994492	454954181	454914409	454876277	454836941	454798752	454762154	454727074	454693037	454658477	454624347	454589102	454555095	454521287	454487562	454453085	454420514	454387994	454352808
455041988	454994500	454954199	454914417	454876079	454836958	454798760	454761958	454727082	454693045	454658493	454624149	454588898	454555103	454521303	454487570	454453093	454420555	454388000	454352816
455041996	454994534	454954207	454914425	454876087	454836966	454798786	454761982	454727108	454693052	454658287	454624156	454588914	454555129	454521329	454487372	454453101	454420563	454388018	454352824
455042002	454994567	454954025	454914441	454876095	454836826	454798802	454761990	454727116	454693078	454658295	454624172	454588922	454555137	454521337	454487380	454453119	454420365	454387804	454352832
455042010	454994583	454954041	454914284	454876103	454836834	454798588	454762030	454726902	454692872	454658303	454624198	454588955	454555145	454521345	454487398	454453143	454420373	454387812	454352642
455042028	454994385	454954058	454914292	454876111	454836636	454798596	454762048	454726910	454692880	454658311	454624206	454588963	454555152	454521352	454487406	454453176	454420381	454387838	454352683
455042036	454994393	454954066	454914300	454876137	454836644	454798604	454761826	454726928	454692898	454658329	454624214	454588971	454555160	454521360	454487414	454452970	454420399	454387853	454352691
455042044	454994401	454954082	454914318	454876145	454836669	454798612	454761834	454726936	454692906	454658337	454624040	454588997	454554965	454521378	454487422	454452988	454420415	454387887	454352717
455041855	454994419	454954090	454914326	454876152	454836677	454798620	454761859	454726944	454692914	454658345	454624057	454588799	454554973	454521386	454487430	454452996	454420423	454387895	454352519
455041863	454994427	454953910	454914334	454875956	454836685	454798653	454761867	454726969	454692922	454658352	454624065	454588815	454554999	454521394	454487455	454453002	454420431	454387689	454352527
455041871	454994443	454953928	454914136	454875964	454836693	454798489	454761875	454726977	454692955	454658360	454624073	454588831	454555004	454521170	454487257	454453036	454420449	454387697	454352543
455041889	454994450	454953936	454914144	454875972	454836701	454798497	454761883	454726985	454692963	454658378	454624081	454588849	454555012	454521196	454487265	454453044	454420456	454387721	454352550
455041897	454994252	454953969	454914151	454875980	454836719	454798505	454761917	454726993	454692757	454658386	454624107	454588864	454555020	454521204	454487273	454453051	454420241	454387739	454352576
455041913	454994260	454953977	454914169	454875998	454836735	454798513	454761925	454727009	454692765	454658188	454624115	454588880	454555046	454521212	454487281	454453069	454420258	454387747	454352584
455041921	454994278	454953795	454914177	454876020	454836537	454798521	454761719	454726795	454692773	454658204	454624123	454588682	454555053	454521220	454487299	454452863	454420266	454387762	454352592
455041939	454994310	454953803	454914185	454876038	454836545	454798539	454761727	454726811	454692781	454658212	454623927	454588690	454555061	454521238	454487307	454452871	454420274	454387770	454352600
455041723	454994328	454953811	454914011	454876046	454836552	454798554	454761743	454726837	454692799	454658220	454623935	454588708	454554858	454521246	454487315	454452889	454420282	454387788	454352410
455041731	454994344	454953829	454914045	454876053	454836578	454798562	454761750	454726860	454692815	454658238	454623943	454588740	454554866	454521253	454487349	454452897	454420290	454387796	454352436
455041749	454994351	454953837	454914052	454875857	454836586	454798364	454761776	454726878	454692823	454658246	454623950	454588773	454554874	454521261	454487356	454452905	454420308	454387572	454352469
455041756	454994146	454953878	454914060	454875873	454836594	454798380	454761784	454726894	454692831	454658261	454623976	454588559	454554882	454521279	454487166	454452913	454420316	454387580	454352477
455041764	454994161	454953886	454914094	454875881	454836602	454798398	454761792	454726688	454692849	454658279	454623984	454588575	454554908	454521063	454487174	454452921	454420324	454387598	454352493
455041772	454994179	454953894	454914102	454875907	454836420	454798406	454761800	454726696	454692633	454658063	454623992	454588583	454554916	454521071	454487232	454452939	454420332	454387606	454352287
455041780	454994195	454953696	454914110	454875931	454836438	454798414	454761818	454726712	454692658	454658071	454624008	454588591	454554924	454521089	454487240	454452947	454420134	454387614	454352311
455041798	454994203	454953704	454913906	454875949	454836461	454798422	454761594	454726720	454692674	454658089	454624024	454588609	454554932	454521097	454487042	454452954	454420142	454387630	454352345
455041806	454994211	454953720	454913914	454875741	454836479	454798430	454761602	454726746	454692682	454658097	454623810	454588617	454554957	454521113	454487059	454452749	454420159	454387648	454352352
455041814	454994237	454953738	454913922	454875774	454836487	454798463	454761610	454726753	454692690	454658105	454623828	454588641	454554726	454521121	454487067	454452756	454420167	454387655	454352360
455041822	454994047	454953746	454913930	454875782	454836495	454798257	454761628	454726779	454692724	454658113	454623844	454588674	454554734	454521139	454487075	454452772	454420183	454387663	454352378
455041616	454994054	454953779	454913948	454875790	454836503	454798265	454761636	454726787	454692732	454658121	454623851	454588450	454554742	454521147	454487083	454452798	454420191	454387671	454352162
455041624	454994062	454953571	454913955	454875626	454836511	454798273	454761644	454726571	454692740	454658139	454623869	454588468	454554767	454521154	454487091	454452806	454420209	454387465	454352212
455041640	454994096	454953597	454913963	454875659	454836305	454798281	454761651	454726589	454692526	454658154	454623877	454588476	454554783	454521162	454487109	454452822	454420217	454387473	454352220
455041673	454994112	454953605	454913971	454875683	454836321	454798307	454761669	454726605	454692534	454658162	454623885	454588484	454554825	454520966	454487117	454452830	454420225	454387481	454352238
455041681	454994120	454953613	454913989	454875691	454836339	454798315	454761677	454726613	454692567	454657958	454623893	454588492	454554833	454520974	454487125	454452848	454420233	454387499	454352246
455041699	454993924	454953639	454914003	454875709	454836347	454798323	454761487	454726621	454692575	454657966	454623901	454588518	454554619	454520982	454487133	454452632	454420027	454387507	454352253
455041707	454993932	454953456	454913799	454875519	454836354	454798331	454761495	454726639	454692625	454657982	454623919	454588526	454554635	454520990	454487141	454452640	454420043	454387515	454352261
455041509	454993940	454953464	454913807	454875527	454836362	454798349	454761503	454726654	454692435	454657990	454623703	454588534	454554643	454521006	454486929	454452657	454420076	454387549	454352055
455041533	454993957	454953480	454913815	454875543	454836370	454798141	454761511	454726662	454692450	454658006	454623711	454588542	454554650	454521014	454486945	454452673	454420084	454387556	454352089
455041558	454993965	454953506	454913831	454875568	454836396	454798158	454761529	454726472	454692468	454658014	454623729	454588336	454554668	454521022	454486952	454452681	454420092	454387358	454352097
455041566	454993973	454953514	454913856	454875576	454836404	454798166	454761545	454726498	454692492	454658030	454623737	454588344	454554676	454521048	454486986	454452699	454420100	454387366	454352139
455041574	454993981	454953522	454913690	454875584	454836198	454798174	454761552	454726506	454692500	454658048	454623745	454588351	454554700	454520867	454486994	454452707	454420118	454387374	454352147
455041392	454993999	454953563	454913708	454875592	454836206	454798182	454761578	454726514	454692518	454658055	454623760	454588369	454554718	454520875	454487026	454452723	454420126	454387390	454351982
455041426	454994005	454953332	454913716	454875600	454836222	454798190	454761586	454726522	454692310	454657842	454623778	454588385	454554502	454520883	454487034	454452731	454419904	454387408	454351990
455041434	454994013	454953373	454913740	454875402	454836248	454798208	454761388	454726555	454692336	454657859	454623786	454588393	454554510	454520891	454486812	454452533	454419912	454387416	454352014
455041442	454993817	454953407	454913765	454875410	454836255	454798216	454761396	454726357	454692344	454657883	454623802	454588401	454554528	454520909	454486820	454452541	454419920	454387424	454352048
455041467	454993833	454953415	454913773	454875436	454836271	454798240	454761412	454726373	454692369	454657891	454623588	454588419	454554551	454520917	454486846	454452558	454419938	454387432	454351859
455041483	454993841	454953449	454913781	454875444	454836081	454798042	454761420	454726399	454692385	454657909	454623596	454588427	454554577	454520925	454486853	454452566	454419946	454387440	454351867
455041285	454993874	454953233	454913583	454875451	454836107	454798075	454761438	454726407	454692401	454657925	454623604	454588435	454554593	454520933	454486887	454452590	454419953	454387457	454351875
455041301	454993882	454953241	454913591	454875469	454836115	454798083	454761453	454726415	454692195	454657933	454623612	454588229	454554601	454520941	454486895	454452608	454419987	454387242	454351883
455041327	454993916	454953266	454913609	454875477	454836123	454798091	454761461	454726423	454692203	454657735	454623620	454588237	454554379	454520735	454486697	454452616	454419995	454387267	454351909
455041335	454993692	454953274	454913633	454875485	454836131	454798109	454761479	454726449	454692211	454657768	454623638	454588245	454554387	454520743	454486705	454452624	454419797	454387283	454351925
455041343	454993700	454953282	454913658	454875329	454836156	454798117	454761263	454726456	454692229	454657776	454623653	454588252	454554395	454520750	454486721	454452418	454419805	454387291	454351735
455041350	454993718	454953290	454913666	454875337	454836164	454797911	454761271	454726258	454692237	454657784	454623661	454588260	454554429	454520768	454486739	454452426	454419821	454387309	454351768
455041368	454993726	454953308	454913484	454875352	454836172	454797929	454761297	454726266	454692245	454657792	454623687	454588278	454554452	454520776	454486747	454452442	454419839	454387317	454351792
455041178	454993734	454953324	454913492	454875360	454836180	454797937	454761305	454726274	454692252	454657800	454623695	454588286	454554478	454520784	454486754	454452459	454419854	454387333	454351800
455041186	454993742	454953126	454913500	454875196	454835992	454797978	454761321	454726282	454692260	454657818	454623471	454588294	454554254	454520792	454486762	454452467	454419870	454387341	454351826
455041194	454993759	454953167	454913526	454875220	454836008	454797986	454761339	454726316	454692278	454657834	454623497	454588302	454554262	454520834	454486770	454452483	454419896	454387143	454351610
455041202	454993775	454953183	454913534	454875238	454836024	454797994	454761347	454726324	454692286	454657636	454623513	454588310	454554288	454520636	454486788	454452491	454419680	454387150	454351636
455041210	454993783	454953191	454913542	454875246	454836032	454797804	454761362	454726332	454692294	454657644	454623521	454588112	454554296	454520644	454486796	454452509	454419698	454387176	454351644
455041228	454993791	454953001	454913559	454875253	454836040	454797812	454761149	454726118	454692096	454657677	454623539	454588120	454554304	454520651	454486598	454452517	454419706	454387184	454351669
455041236	454993585	454953027	454913567	454875261	454836057	454797820	454761156	454726126	454692104	454657685	454623547	454588146	454554320	454520669	454486614	454452301	454419714	454387192	454351685
455041244	454993601	454953035	454913575	454875279	454836065	454797838	454761164	454726167	454692112	454657693	454623554	454588153	454554346	454520677	454486630	454452319	454419722	454387200	454351693
455041251	454993627	454953043	454913377	454875089	454835869	454797846	454761180	454726175	454692120	454657719	454623570	454588161	454554171	454520693	454486648	454452343	454419730	454387218	454351537
455041269	454993643	454953050	454913385	454875121	454835885	454797853	454761198	454726183	454692138	454657727	454623364	454588179	454554189	454520719	454486655	454452350	454419748	454387226	454351545
455041079	454993650	454953084	454913393	454875147	454835893	454797861	454761206	454726209	454692146	454657511	454623380	454588187	454554197	454520727	454486671	454452376	454419755	454387028	454351552
455041087	454993668	454953092	454913401	454875162	454835901	454797879	454761214	454726217	454692153	454657529	454623398	454588195	454554205	454520529	454486499	454452384	454419763	454387044	454351560
455041095	454993676	454952946	454913419	454874983	454835919	454797895	454761222	454726225	454692161	454657537	454623406	454588211	454554239	454520537	454486507	454452400	454419771	454387051	454351578
455041111	454993684	454952953	454913427	454875006	454835927	454797697	454761230	454726233	454692179	454657545	454623414	454587981	454554247	454520552	454486515	454452186	454419573	454387069	454351602
455041137	454993478	454952961	454913450	454875014	454835935	454797705	454761248	454726001	454691965	454657552	454623422	454588013	454554049	454520560	454486531	454452194	454419581	454387085	454351396

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455040956	454993486	454952995	454913468	454875022	454835943	454797713	454761255	454726027	454691973	454657578	454623430	454588021	454554072	454520578	454486549	454452202	454419607	454387093	454351404
455040964	454993494	454952797	454913252	454875055	454835950	454797721	454761040	454726035	454691981	454657586	454623448	454588039	454554080	454520586	454486564	454452228	454419615	454386905	454351412
455040980	454993502	454952813	454913278	454875063	454835968	454797739	454761065	454726043	454691999	454657594	454623455	454588047	454554098	454520594	454486572	454452236	454419631	454386921	454351446
455040998	454993510	454952854	454913286	454874892	454835752	454797747	454761099	454726068	454692005	454657404	454623463	454588070	454554106	454520602	454486580	454452244	454419649	454386939	454351453
455041038	454993536	454952862	454913294	454874926	454835760	454797754	454761123	454726084	454692021	454657420	454623257	454588104	454554114	454520420	454486374	454452251	454419656	454386947	454351461
455040840	454993569	454952870	454913302	454874942	454835778	454797762	454761131	454726092	454692039	454657438	454623265	454587882	454554148	454520438	454486382	454452269	454419664	454386962	454351479
455040865	454993379	454952888	454913328	454874967	454835786	454797770	454760927	454726100	454692047	454657446	454623273	454587890	454553926	454520446	454486408	454452285	454419672	454386970	454351305
455040873	454993387	454952664	454913336	454874751	454835802	454797580	454760943	454725912	454692054	454657453	454623299	454587908	454553934	454520453	454486416	454452079	454419466	454387002	454351313
455040907	454993395	454952672	454913146	454874769	454835810	454797606	454760950	454725920	454692062	454657461	454623307	454587916	454553942	454520461	454486432	454452087	454419474	454387010	454351354
455040915	454993403	454952680	454913153	454874777	454835836	454797614	454760968	454725961	454691866	454657479	454623315	454587924	454553959	454520487	454486440	454452095	454419482	454386798	454351362
455040923	454993411	454952698	454913161	454874793	454835844	454797630	454760976	454725995	454691874	454657487	454623323	454587932	454553975	454520495	454486473	454452103	454419490	454386814	454351370
455040949	454993429	454952714	454913179	454874801	454835646	454797655	454760984	454725805	454691890	454657495	454623331	454587940	454553983	454520503	454486267	454452111	454419508	454386830	454351388
455040741	454993445	454952722	454913187	454874819	454835661	454797671	454761008	454725813	454691908	454657503	454623349	454587957	454553991	454520511	454486275	454452129	454419532	454386848	454351180
455040790	454993452	454952748	454913203	454874827	454835679	454797689	454761024	454725821	454691916	454657297	454623356	454587965	454554015	454520313	454486283	454452137	454419565	454386855	454351198
455040808	454993247	454952771	454913229	454874835	454835695	454797481	454760828	454725839	454691924	454657305	454623166	454587973	454554023	454520321	454486291	454452152	454419359	454386863	454351214
455040824	454993262	454952565	454913039	454874637	454835711	454797499	454760836	454725847	454691932	454657321	454623174	454587759	454554031	454520339	454486317	454452160	454419383	454386871	454351230
455040832	454993270	454952581	454913070	454874645	454835729	454797507	454760844	454725870	454691940	454657339	454623190	454587783	454553801	454520347	454486341	454452178	454419391	454386897	454351255
455040626	454993288	454952607	454913088	454874660	454835539	454797515	454760851	454725698	454691742	454657347	454623224	454587791	454553835	454520354	454486358	454451964	454419409	454386681	454351263
455040634	454993312	454952615	454913104	454874702	454835554	454797523	454760869	454725706	454691759	454657362	454623232	454587809	454553843	454520370	454486176	454451972	454419433	454386707	454351073
455040642	454993320	454952631	454913112	454874710	454835570	454797531	454760877	454725714	454691775	454657370	454623240	454587817	454553850	454520388	454486184	454451980	454419441	454386715	454351107
455040675	454993338	454952441	454913120	454874728	454835588	454797556	454760885	454725722	454691783	454657388	454623034	454587825	454553868	454520396	454486192	454451998	454419458	454386723	454351115
455040691	454993353	454952466	454912981	454874736	454835596	454797572	454760893	454725748	454691791	454657396	454623075	454587833	454553876	454520404	454486200	454452004	454419243	454386749	454351131
455040709	454993148	454952490	454912999	454874520	454835612	454797366	454760901	454725755	454691817	454657180	454623083	454587841	454553892	454520206	454486218	454452012	454419250	454386756	454350935
455040717	454993163	454952516	454913005	454874546	454835620	454797390	454760919	454725763	454691825	454657198	454623117	454587858	454553900	454520222	454486226	454452020	454419268	454386764	454350950
455040725	454993171	454952532	454913013	454874561	454835638	454797408	454760711	454725771	454691833	454657206	454623133	454587650	454553918	454520230	454486242	454452038	454419284	454386780	454350976
455040519	454993189	454952375	454912809	454874579	454835448	454797424	454760729	454725797	454691841	454657222	454622960	454587668	454553694	454520248	454486028	454452046	454419292	454386574	454350992
455040527	454993197	454952391	454912817	454874595	454835455	454797432	454760737	454725581	454691635	454657230	454622978	454587676	454553702	454520255	454486044	454452053	454419300	454386582	454351016
455040568	454993205	454952409	454912841	454874603	454835463	454797440	454760745	454725599	454691643	454657248	454622986	454587692	454553728	454520263	454486069	454451840	454419318	454386590	454351040
455040576	454993221	454952219	454912858	454874611	454835471	454797465	454760760	454725615	454691650	454657255	454622994	454587700	454553736	454520289	454486077	454451857	454419326	454386608	454350836
455040584	454993015	454952235	454912874	454874413	454835489	454797259	454760786	454725623	454691668	454657271	454623000	454587718	454553751	454520297	454486093	454451865	454419334	454386616	454350851
455040592	454993049	454952243	454912882	454874421	454835497	454797275	454760794	454725649	454691692	454657289	454622812	454587726	454553769	454520099	454486119	454451881	454419342	454386624	454350927
455040600	454993064	454952250	454912890	454874439	454835521	454797291	454760802	454725656	454691700	454657073	454622820	454587544	454553777	454520107	454485913	454451907	454419136	454386632	454350737
455040618	454993072	454952268	454912718	454874454	454835315	454797317	454760604	454725664	454691726	454657081	454622838	454587551	454553785	454520115	454485939	454451915	454419144	454386657	454350745
455040402	454993080	454952276	454912734	454874462	454835331	454797325	454760612	454725680	454691734	454657099	454622846	454587569	454553793	454520123	454485962	454451923	454419151	454386665	454350760
455040428	454993098	454952300	454912759	454874470	454835349	454797333	454760620	454725474	454691528	454657107	454622853	454587593	454553587	454520131	454485970	454451931	454419169	454386673	454350786
455040436	454993106	454952318	454912767	454874496	454835364	454797358	454760638	454725482	454691536	454657115	454622861	454587601	454553595	454520149	454485996	454451949	454419177	454386467	454350802
455040451	454992900	454952128	454912775	454874504	454835372	454797150	454760653	454725490	454691544	454657123	454622879	454587627	454553603	454520164	454486010	454451733	454419185	454386475	454350604
455040477	454992983	454952136	454912783	454874298	454835380	454797168	454760661	454725508	454691551	454657131	454622887	454587635	454553629	454520180	454485814	454451741	454419193	454386483	454350620
455040493	454992991	454952151	454912593	454874314	454835406	454797176	454760687	454725516	454691569	454657149	454622895	454587643	454553637	454520198	454485848	454451758	454419201	454386491	454350638
455040295	454993007	454952185	454912601	454874322	454835414	454797184	454760695	454725524	454691577	454657156	454622705	454587437	454553645	454519992	454485855	454451774	454419219	454386509	454350661
455040303	454992801	454952193	454912619	454874330	454835422	454797192	454760471	454725540	454691585	454657172	454622713	454587445	454553652	454520008	454485871	454451782	454419227	454386517	454350505
455040311	454992819	454952037	454912627	454874348	454835216	454797200	454760489	454725557	454691593	454656968	454622739	454587478	454553660	454520016	454485889	454451790	454419235	454386525	454350521
455040329	454992843	454952060	454912635	454874371	454835224	454797226	454760497	454725359	454691619	454656984	454622747	454587486	454553678	454520024	454485897	454451808	454419011	454386533	454350539
455040352	454992850	454952086	454912643	454874389	454835240	454797234	454760505	454725391	454691627	454657008	454622754	454587494	454553470	454520040	454485905	454451816	454419029	454386541	454350547
455040360	454992876	454952094	454912650	454874181	454835257	454797242	454760513	454725409	454691429	454657024	454622762	454587502	454553488	454520057	454485699	454451832	454419037	454386558	454350554
455040386	454992884	454951880	454912668	454874199	454835273	454797044	454760547	454725417	454691437	454657040	454622598	454587510	454553496	454520065	454485707	454451626	454419045	454386350	454350562
455040394	454992694	454951914	454912676	454874215	454835281	454797051	454760554	454725425	454691445	454657057	454622606	454587528	454553504	454520073	454485715	454451634	454419052	454386368	454350570
455040196	454992728	454951922	454912684	454874256	454835125	454797077	454760562	454725433	454691452	454656869	454622614	454587353	454553538	454520081	454485749	454451642	454419078	454386376	454350596
455040204	454992736	454951930	454912478	454874280	454835133	454797085	454760570	454725441	454691460	454656877	454622630	454587361	454553546	454519885	454485756	454451659	454419094	454386384	454350380
455040238	454992751	454951948	454912486	454874082	454835141	454797101	454760588	454725458	454691478	454656885	454622648	454587379	454553553	454519901	454485772	454451667	454418906	454386392	454350422
455040246	454992769	454951963	454912494	454874108	454835166	454797127	454760364	454725243	454691494	454656893	454622655	454587387	454553561	454519919	454485798	454451675	454418914	454386418	454350448
455040253	454992777	454951971	454912502	454874124	454835174	454796921	454760372	454725250	454691510	454656901	454622663	454587395	454553363	454519927	454485582	454451691	454418922	454386426	454350463
455040261	454992785	454951773	454912510	454874140	454835182	454796939	454760380	454725268	454691304	454656919	454622689	454587403	454553371	454519935	454485590	454451709	454418948	454386434	454350471
455040071	454992603	454951781	454912528	454874173	454834987	454796954	454760398	454725284	454691320	454656927	454622697	454587411	454553389	454519943	454485624	454451717	454418955	454386442	454350489
455040089	454992652	454951815	454912536	454873969	454834995	454796962	454760406	454725292	454691338	454656950	454622481	454587221	454553397	454519950	454485632	454451725	454418963	454386459	454350299
455040097	454992660	454951849	454912544	454873977	454835000	454796970	454760422	454725300	454691361	454656752	454622507	454587247	454553413	454519984	454485640	454451519	454418971	454386251	454350307
455040113	454992678	454951864	454912551	454873985	454835034	454797002	454760430	454725334	454691379	454656760	454622515	454587254	454553421	454519794	454485657	454451527	454418989	454386269	454350323
455040121	454992686	454951872	454912569	454874009	454835042	454797028	454760455	454725342	454691403	454656778	454622523	454587270	454553439	454519802	454485665	454451535	454418997	454386277	454350331
455040154	454992488	454951641	454912577	454874017	454835075	454796806	454760463	454725128	454691213	454656786	454622531	454587288	454553447	454519810	454485475	454451543	454419003	454386285	454350364
455040006	454992496	454951716	454912379	454874033	454834888	454796814	454760257	454725136	454691221	454656794	454622556	454587296	454553454	454519828	454485483	454451550	454418799	454386301	454350141
455040022	454992504	454951724	454912395	454874058	454834904	454796848	454760273	454725151	454691247	454656802	454622564	454587304	454553256	454519836	454485491	454451568	454418807	454386319	454350182
455040048	454992512	454951740	454912411	454873845	454834912	454796863	454760281	454725169	454691254	454656810	454622580	454587312	454553272	454519844	454485509	454451576	454418815	454386327	454350190
455039842	454992520	454951757	454912437	454873852	454834920	454796871	454760307	454725185	454691262	454656828	454622374	454587320	454553298	454519851	454485517	454451584	454418823	454386335	454350240
455039859	454992553	454951534	454912452	454873860	454834938	454796897	454760315	454725193	454691270	454656836	454622382	454587114	454553306	454519869	454485533	454451592	454418831	454386343	454350042
455039867	454992561	454951559	454912460	454873878	454834946	454796699	454760331	454725201	454691296	454656844	454622390	454587122	454553314	454519877	454485541	454451600	454418849	454386129	454350091
455039875	454992579	454951583	454912262	454873886	454834953	454796707	454760349	454725219	454691080	454656646	454622424	454587130	454553330	454519661	454485566	454451618	454418856	454386145	454350125
455039883	454992587	454951617	454912270	454873894	454834961	454796731	454760356	454725227	454691098	454656653	454622432	454587148	454553348	454519679	454485574	454451402	454418864	454386152	454350133
455039891	454992371	454951625	454912304	454873902	454834979	454796764	454760141	454725235	454691106	454656661	454622440	454587163	454553355	454519687	454485350	454451428	454418872	454386178	454349911
455039909	454992389	454951633	454912338	454873910	454834789	454796772	454760166	454725011	454691114	454656679	454622465	454587171	454553140	454519703	454485368	454451436	454418880	454386194	454349945
455039933	454992397	454951450	454912346	454873936	454834797	454796780	454760174	454725029	454691122	454656687	454622473	454587189	454553181	454519711	454485376	454451444	454418898	454386210	454349952
455039743	454992413	454951484	454912148	454873944	454834813	454796574	454760182	454725052	454691130	454656703	454622267	454587007	454553199	454519729	454485384	454451469	454418682	454386228	454349960
455039792	454992447	454951492	454912155	454873746	454834847	454796590	454760190	454725060	454691148	454656737	454622275	454587023	454553215	454519737	454485392	454451485	454418690	454386236	454349978
455039834	454992454	454951500	454912163	454873761	454834862	454796608	454760208	454725086	454691155	454656745	454622283	454587049	454553223	454519752	454485400	454451493	454418708	454386012	454349986

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455039628	454992462	454951526	454912171	454873787	454834680	454796616	454760216	454725102	454691163	454656539	454622291	454587056	454553231	454519760	454485418	454451287	454418716	454386020	454349994
455039644	454992470	454951336	454912213	454873795	454834698	454796632	454760224	454725110	454691189	454656547	454622309	454587072	454553033	454519554	454485426	454451303	454418724	454386038	454350000
455039669	454992298	454951344	454912239	454873621	454834706	454796640	454760240	454724907	454690975	454656554	454622325	454587080	454553041	454519588	454485434	454451311	454418732	454386046	454349812
455039677	454992314	454951377	454912247	454873647	454834714	454796657	454760034	454724931	454690991	454656562	454622341	454586900	454553058	454519596	454485251	454451345	454418740	454386053	454349853
455039685	454992330	454951385	454912031	454873654	454834722	454796665	454760042	454724949	454691007	454656570	454622358	454586926	454553074	454519604	454485269	454451352	454418757	454386061	454349879
455039693	454992355	454951393	454912064	454873662	454834730	454796681	454760059	454724956	454691015	454656588	454622366	454586959	454553082	454519612	454485277	454451378	454418765	454386079	454349903
455039701	454992140	454951401	454912080	454873670	454834748	454796459	454760067	454724964	454691023	454656596	454622150	454586967	454553090	454519620	454485285	454451386	454418773	454386087	454349713
455039719	454992181	454951419	454912098	454873696	454834755	454796475	454760075	454724972	454691031	454656604	454622168	454586983	454553116	454519638	454485293	454451394	454418781	454386095	454349721
455039537	454992231	454951195	454912114	454873712	454834540	454796483	454760083	454724980	454691049	454656612	454622176	454586991	454553124	454519646	454485301	454451196	454418575	454386103	454349762
455039545	454992256	454951211	454912122	454873514	454834573	454796509	454760091	454724998	454691056	454656620	454622184	454586793	454552928	454519653	454485319	454451212	454418583	454385899	454349788
455039552	454992058	454951245	454911926	454873522	454834581	454796525	454760133	454724840	454691064	454656638	454622192	454586801	454552951	454519430	454485327	454451220	454418591	454385907	454349796
455039586	454992066	454951260	454911934	454873530	454834599	454796533	454759911	454724857	454691072	454656422	454622218	454586827	454552969	454519448	454485335	454451238	454418609	454385923	454349598
455039602	454992082	454951070	454911942	454873548	454834607	454796558	454759945	454724865	454690876	454656430	454622226	454586843	454552977	454519463	454485343	454451253	454418617	454385931	454349655
455039610	454992090	454951088	454911967	454873555	454834649	454796343	454759952	454724873	454690892	454656448	454622234	454586876	454552985	454519489	454485137	454451261	454418625	454385949	454349671
455039404	454992124	454951096	454911975	454873563	454834433	454796350	454759960	454724881	454690918	454656463	454622242	454586884	454553009	454519505	454485145	454451279	454418633	454385956	454349473
455039412	454991928	454951104	454911983	454873571	454834458	454796368	454759994	454724899	454690926	454656471	454622259	454586892	454553017	454519521	454485160	454451063	454418641	454385964	454349499
455039420	454991936	454951138	454911991	454873597	454834474	454796376	454760000	454724683	454690942	454656489	454622044	454586686	454553025	454519539	454485178	454451071	454418658	454385972	454349507
455039487	454991944	454951153	454912007	454873605	454834482	454796392	454760026	454724691	454690959	454656497	454622051	454586694	454552811	454519331	454485186	454451089	454418666	454385980	454349515
455039495	454991951	454951161	454912023	454873613	454834490	454796426	454759804	454724709	454690769	454656505	454622069	454586702	454552829	454519349	454485194	454451097	454418674	454386004	454349531
455039297	454991977	454950965	454911819	454873407	454834508	454796244	454759820	454724717	454690777	454656513	454622077	454586710	454552837	454519364	454485202	454451139	454418476	454385790	454349556
455039305	454992009	454950973	454911827	454873415	454834516	454796293	454759846	454724725	454690785	454656521	454622085	454586728	454552845	454519372	454485210	454451154	454418484	454385808	454349572
455039321	454992017	454950999	454911843	454873449	454834524	454796301	454759853	454724733	454690793	454656307	454622093	454586736	454552852	454519380	454485236	454451162	454418492	454385816	454349366
455039347	454991811	454951021	454911850	454873456	454834532	454796319	454759861	454724741	454690801	454656323	454622101	454586744	454552860	454519398	454485020	454450941	454418500	454385832	454349390
455039362	454991837	454951039	454911868	454873464	454834359	454796335	454759887	454724766	454690827	454656331	454622119	454586751	454552878	454519406	454485046	454450966	454418526	454385840	454349416
455039180	454991845	454951047	454911876	454873480	454834367	454796145	454759895	454724576	454690835	454656356	454622127	454586769	454552886	454519414	454485053	454450974	454418534	454385865	454349424
455039198	454991902	454950858	454911892	454873498	454834383	454796152	454759903	454724584	454690850	454656364	454622143	454586579	454552894	454519422	454485079	454450982	454418542	454385873	454349465
455039214	454991696	454950866	454911900	454873290	454834391	454796178	454759689	454724592	454690868	454656372	454621947	454586595	454552902	454519224	454485087	454450990	454418559	454385881	454349267
455039222	454991704	454950882	454911918	454873308	454834409	454796186	454759697	454724600	454690652	454656380	454621954	454586611	454552910	454519232	454485095	454451006	454418351	454385675	454349291
455039230	454991738	454950890	454911702	454873316	454834417	454796202	454759705	454724618	454690660	454656406	454621962	454586629	454552704	454519240	454485103	454451014	454418369	454385683	454349309
455039248	454991746	454950908	454911736	454873324	454834425	454796210	454759739	454724626	454690678	454656190	454621970	454586637	454552712	454519257	454485111	454451022	454418377	454385691	454349317
455039263	454991753	454950924	454911744	454873332	454834219	454796228	454759770	454724634	454690686	454656208	454621988	454586645	454552720	454519273	454485129	454451030	454418385	454385717	454349143
455039271	454991761	454950940	454911751	454873340	454834227	454796020	454759788	454724642	454690694	454656216	454621996	454586652	454552738	454519281	454484916	454450834	454418393	454385733	454349184
455039073	454991787	454950742	454911769	454873357	454834235	454796046	454759580	454724659	454690702	454656224	454622002	454586660	454552746	454519307	454484924	454450842	454418401	454385741	454349192
455039099	454991589	454950775	454911777	454873365	454834250	454796087	454759598	454724667	454690710	454656232	454622028	454586678	454552753	454519315	454484932	454450859	454418419	454385758	454349200
455039115	454991597	454950791	454911785	454873381	454834276	454796095	454759606	454724675	454690728	454656240	454622036	454586462	454552803	454519323	454484940	454450867	454418427	454385766	454349226
455039149	454991613	454950809	454911801	454873399	454834284	454796103	454759622	454724469	454690736	454656273	454621848	454586488	454552597	454519117	454484957	454450925	454418435	454385774	454349234
455038984	454991621	454950825	454911637	454873183	454834292	454796111	454759630	454724477	454690744	454656299	454621855	454586496	454552613	454519125	454484965	454450933	454418443	454385568	454349242
455038992	454991639	454950841	454911652	454873191	454834086	454795923	454759648	454724493	454690751	454656075	454621863	454586504	454552621	454519133	454484981	454450727	454418450	454385576	454349077
455039008	454991647	454950627	454911660	454873209	454834102	454795949	454759655	454724501	454690553	454656083	454621871	454586512	454552639	454519158	454484999	454450735	454418245	454385584	454349093
455038851	454991654	454950635	454911686	454873241	454834110	454795956	454759663	454724527	454690561	454656109	454621905	454586538	454552654	454519166	454485004	454450743	454418252	454385600	454349101
455038893	454991662	454950650	454911496	454873258	454834128	454795964	454759671	454724535	454690579	454656117	454621913	454586546	454552662	454519174	454485012	454450750	454418260	454385667	454349135
455038919	454991670	454950668	454911504	454873266	454834144	454795972	454759473	454724550	454690595	454656125	454621921	454586553	454552670	454519190	454484817	454450776	454418286	454385444	454348905
455038927	454991688	454950676	454911512	454873076	454834151	454795998	454759481	454724568	454690603	454656133	454621939	454586363	454552688	454519208	454484825	454450784	454418302	454385451	454348996
455038935	454991472	454950684	454911520	454873118	454834169	454795816	454759499	454724352	454690611	454656141	454621723	454586371	454552696	454519216	454484833	454450792	454418310	454385477	454349010
455038745	454991480	454950692	454911538	454873126	454834177	454795824	454759507	454724360	454690629	454656158	454621749	454586389	454552472	454519026	454484866	454450800	454418336	454385493	454348806
455038752	454991498	454950700	454911553	454873134	454834185	454795832	454759515	454724378	454690637	454655960	454621756	454586397	454552480	454519034	454484874	454450818	454418344	454385519	454348814
455038760	454991506	454950718	454911561	454873142	454833971	454795873	454759523	454724386	454690645	454655978	454621764	454586413	454552498	454519042	454484882	454450826	454418138	454385527	454348822
455038786	454991514	454950510	454911579	454873159	454833989	454795683	454759531	454724394	454690447	454655986	454621780	454586421	454552506	454519059	454484890	454450628	454418146	454385543	454348830
455038810	454991522	454950528	454911397	454873167	454833997	454795691	454759549	454724402	454690454	454655994	454621798	454586439	454552522	454519067	454484684	454450636	454418153	454385337	454348871
455038844	454991530	454950536	454911413	454873175	454834029	454795733	454759556	454724410	454690462	454656018	454621814	454586454	454552548	454519075	454484692	454450669	454418161	454385352	454348889
455038653	454991555	454950551	454911421	454872995	454834037	454795741	454759358	454724428	454690470	454656026	454621632	454586272	454552571	454519091	454484700	454450677	454418179	454385360	454348681
455038661	454991563	454950569	454911447	454873001	454834045	454795782	454759366	454724436	454690504	454656034	454621640	454586314	454552589	454519109	454484718	454450685	454418187	454385402	454348699
455038679	454991571	454950577	454911454	454873027	454834060	454795576	454759374	454724444	454690512	454656042	454621657	454586322	454552340	454518945	454484742	454450693	454418195	454385410	454348707
455038695	454991365	454950585	454911470	454873035	454833864	454795618	454759382	454724451	454690520	454656067	454621665	454586348	454552357	454518952	454484759	454450701	454418211	454385436	454348715
455038703	454991373	454950593	454911264	454873068	454833880	454795626	454759390	454724246	454690538	454655853	454621681	454586355	454552365	454518960	454484767	454450719	454418229	454385212	454348723
455038729	454991381	454950601	454911280	454872854	454833898	454795634	454759408	454724261	454690330	454655861	454621707	454586140	454552381	454518978	454484775	454450503	454418237	454385220	454348780
455038737	454991399	454950619	454911298	454872888	454833906	454795642	454759416	454724279	454690348	454655879	454621715	454586173	454552407	454518986	454484783	454450552	454418021	454385238	454348582
455038521	454991407	454950403	454911306	454872896	454833914	454795659	454759424	454724287	454690355	454655887	454621525	454586181	454552415	454518994	454484577	454450578	454418039	454385246	454348608
455038539	454991415	454950429	454911314	454872904	454833922	454795667	454759440	454724295	454690371	454655895	454621541	454586199	454552423	454519000	454484585	454450586	454418047	454385253	454348632
455038547	454991431	454950445	454911322	454872912	454833930	454795675	454759457	454724329	454690389	454655903	454621558	454586207	454552431	454518796	454484601	454450594	454418054	454385261	454348640
455038554	454991449	454950452	454911330	454872920	454833948	454795477	454759242	454724337	454690405	454655929	454621566	454586215	454552449	454518804	454484619	454450602	454418062	454385279	454348442
455038604	454991456	454950460	454911355	454872938	454833955	454795501	454759259	454724345	454690413	454655937	454621574	454586223	454552456	454518838	454484627	454450396	454418070	454385287	454348459
455038612	454991464	454950478	454911157	454872946	454833740	454795527	454759267	454724139	454690421	454655945	454621590	454586231	454552233	454518846	454484635	454450404	454418088	454385295	454348467
455038620	454991266	454950486	454911165	454872953	454833757	454795535	454759275	454724147	454690439	454655952	454621400	454586249	454552241	454518853	454484650	454450412	454418096	454385303	454348517
455038414	454991274	454950494	454911173	454872748	454833765	454795550	454759283	454724154	454690231	454655747	454621418	454586256	454552258	454518861	454484668	454450420	454418104	454385089	454348541
455038422	454991282	454950296	454911199	454872755	454833781	454795360	454759291	454724162	454690249	454655754	454621426	454586066	454552266	454518879	454484676	454450446	454418112	454385105	454348335
455038430	454991290	454950304	454911215	454872771	454833799	454795378	454759309	454724170	454690256	454655762	454621442	454586082	454552274	454518887	454484460	454450453	454418120	454385121	454348343
455038471	454991308	454950312	454911231	454872789	454833807	454795386	454759325	454724188	454690264	454655770	454621459	454586116	454552290	454518895	454484486	454450461	454417916	454385147	454348350
455038489	454991324	454950338	454911249	454872813	454833815	454795394	454759341	454724204	454690272	454655788	454621483	454586124	454552308	454518903	454484494	454450479	454417924	454385154	454348384
455038497	454991332	454950353	454911256	454872821	454833823	454795402	454759150	454724220	454690280	454655796	454621491	454586132	454552316	454518689	454484502	454450487	454417932	454385170	454348392
455038505	454991340	454950361	454911041	454872839	454833831	454795410	454759176	454724238	454690298	454655804	454621509	454585944	454552324	454518697	454484510	454450495	454417957	454385188	454348418
455038513	454991142	454950379	454911058	454872649	454833633	454795428	454759192	454724022	454690306	454655820	454621293	454585969	454552126	454518705	454484536	454450289	454417973	454384975	454348434
455038315	454991159	454950387	454911066	454872656	454833641	454795436	454759200	454724048	454690322	454655838	454621301	454585993	454552134	454518713	454484544	454450297	454417981	454384991	454348202

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455038331	454991167	454950197	454911074	454872664	454833658	454795246	454759226	454724055	454690116	454655846	454621327	454586009	454552142	454518721	454484551	454450305	454417999	454385022	454348210
455038356	454991175	454950205	454911082	454872680	454833674	454795253	454759234	454724063	454690124	454655630	454621343	454586017	454552167	454518747	454484569	454450339	454418005	454385048	454348251
455038364	454991183	454950213	454911090	454872698	454833682	454795261	454759051	454724089	454690132	454655648	454621350	454586025	454552183	454518754	454484361	454450347	454418013	454385063	454348301
455038372	454991191	454950221	454911116	454872706	454833716	454795279	454759069	454724097	454690140	454655663	454621368	454586033	454552191	454518762	454484379	454450354	454417809	454384876	454348327
455038380	454991209	454950239	454911124	454872714	454833732	454795287	454759077	454724105	454690157	454655671	454621376	454585829	454552217	454518770	454484387	454450370	454417825	454384884	454348095
455038398	454991225	454950288	454911132	454872730	454833526	454795295	454759085	454724113	454690165	454655689	454621384	454585837	454552019	454518788	454484395	454450164	454417833	454384892	454348111
455038406	454991233	454950064	454911140	454872524	454833534	454795311	454759093	454724121	454690181	454655697	454621392	454585845	454552035	454518580	454484411	454450172	454417841	454384900	454348129
455038208	454991241	454950080	454910936	454872557	454833542	454795329	454759101	454723917	454690199	454655713	454621178	454585852	454552050	454518606	454484429	454450180	454417858	454384918	454348137
455038216	454991035	454950098	454910944	454872565	454833559	454795337	454758913	454723925	454690207	454655721	454621194	454585878	454552068	454518614	454484437	454450198	454417866	454384926	454348152
455038224	454991043	454950122	454910951	454872607	454833567	454795139	454758939	454723941	454690009	454655739	454621202	454585886	454552076	454518622	454484445	454450206	454417874	454384934	454347980
455038232	454991050	454950155	454910969	454872417	454833575	454795147	454758947	454723958	454690017	454655507	454621210	454585894	454552084	454518630	454484452	454450214	454417882	454384942	454347998
455038240	454991068	454949959	454910977	454872425	454833583	454795162	454758988	454723974	454690025	454655515	454621244	454585902	454552092	454518655	454484254	454450222	454417890	454384751	454348038
455038265	454991076	454950007	454910985	454872433	454833591	454795170	454758996	454723982	454690041	454655523	454621251	454585910	454552100	454518663	454484262	454450230	454417908	454384793	454348046
455038273	454991118	454950023	454910993	454872458	454833617	454795188	454759002	454724006	454690058	454655549	454621269	454585928	454552118	454518671	454484270	454450263	454417692	454384801	454348053
455038281	454991126	454950049	454911009	454872466	454833625	454795196	454759010	454724014	454690066	454655556	454621277	454585936	454551904	454518481	454484288	454450040	454417700	454384819	454348061
455038299	454991134	454950056	454911017	454872474	454833393	454795212	454758822	454723800	454690074	454655572	454621061	454585712	454551912	454518499	454484304	454450065	454417718	454384843	454347899
455038091	454990920	454949843	454910852	454872482	454833419	454795220	454758830	454723818	454689886	454655580	454621087	454585746	454551920	454518507	454484312	454450073	454417734	454384611	454347915
455038117	454990938	454949850	454910860	454872490	454833443	454795030	454758848	454723826	454689894	454655598	454621095	454585753	454551938	454518515	454484338	454450099	454417742	454384645	454347923
455038125	454990953	454949868	454910886	454872300	454833500	454795048	454758855	454723834	454689902	454655622	454621103	454585779	454551946	454518523	454484346	454450123	454417759	454384660	454347931
455038133	454990961	454949884	454910894	454872318	454833286	454795055	454758863	454723842	454689910	454655408	454621111	454585787	454551961	454518549	454484353	454450131	454417767	454384686	454347949
455038141	454991019	454949892	454910902	454872326	454833310	454795063	454758871	454723867	454689944	454655416	454621129	454585795	454551979	454518556	454484155	454450149	454417775	454384694	454347782
455038158	454991027	454949900	454910910	454872359	454833328	454795113	454758889	454723875	454689951	454655424	454621137	454585803	454551987	454518564	454484163	454450156	454417791	454384702	454347808
455038166	454990813	454949918	454910720	454872367	454833336	454795121	454758897	454723883	454689969	454655440	454621145	454585811	454551995	454518572	454484197	454449935	454417577	454384710	454347816
455038174	454990821	454949728	454910746	454872375	454833344	454794926	454758905	454723891	454689985	454655457	454621160	454585613	454552001	454518374	454484205	454449943	454417585	454384736	454347832
455038182	454990839	454949736	454910753	454872391	454833377	454794934	454758681	454723693	454689779	454655465	454620956	454585621	454551797	454518408	454484213	454449950	454417619	454384504	454347840
455037978	454990854	454949751	454910761	454872235	454833385	454794959	454758699	454723701	454689787	454655473	454620964	454585654	454551813	454518416	454484221	454449968	454417627	454384512	454347857
455037986	454990862	454949769	454910779	454872250	454833211	454794975	454758707	454723719	454689795	454655481	454620972	454585662	454551821	454518424	454484239	454449976	454417635	454384538	454347865
455038018	454990870	454949777	454910787	454872276	454833229	454794991	454758715	454723727	454689803	454655499	454620980	454585670	454551854	454518432	454484247	454449984	454417650	454384546	454347667
455038026	454990888	454949785	454910811	454872284	454833237	454795006	454758723	454723743	454689811	454655283	454621004	454585688	454551870	454518457	454484056	454450016	454417668	454384553	454347709
455038067	454990896	454949819	454910605	454872292	454833278	454794785	454758731	454723750	454689829	454655291	454621012	454585696	454551888	454518465	454484080	454450024	454417676	454384579	454347741
455038075	454990904	454949827	454910621	454872094	454833070	454794819	454758798	454723594	454689845	454655309	454621053	454585704	454551896	454518291	454484098	454450032	454417684	454384587	454347758
455037861	454990912	454949629	454910662	454872128	454833096	454794827	454758806	454723610	454689860	454655317	454620840	454585498	454551680	454518309	454484106	454449828	454417460	454384595	454347543
455037887	454990714	454949694	454910688	454872136	454833112	454794843	454758582	454723628	454689878	454655333	454620857	454585506	454551706	454518317	454484114	454449851	454417478	454384603	454347550
455037895	454990730	454949702	454910704	454872151	454833120	454794850	454758590	454723636	454689662	454655358	454620865	454585514	454551722	454518325	454484122	454449869	454417486	454384405	454347584
455037903	454990755	454949710	454910498	454872177	454833146	454794868	454758608	454723644	454689670	454655366	454620873	454585522	454551730	454518333	454483934	454449877	454417494	454384413	454347592
455037911	454990771	454949504	454910514	454871971	454833161	454794876	454758624	454723651	454689688	454655168	454620881	454585555	454551748	454518341	454483942	454449885	454417502	454384447	454347600
455037929	454990789	454949512	454910522	454871989	454833179	454794694	454758632	454723669	454689696	454655176	454620899	454585563	454551763	454518358	454483959	454449893	454417528	454384462	454347618
455037952	454990805	454949520	454910530	454872029	454832965	454794702	454758657	454723677	454689704	454655184	454620907	454585571	454551771	454518143	454483975	454449901	454417544	454384470	454347634
455037754	454990599	454949538	454910548	454872037	454832981	454794710	454758665	454723487	454689712	454655192	454620915	454585589	454551789	454518150	454483991	454449919	454417551	454384280	454347428
455037770	454990623	454949546	454910555	454872052	454833005	454794744	454758459	454723495	454689746	454655200	454620923	454585597	454551565	454518168	454484015	454449927	454417569	454384322	454347436
455037796	454990631	454949553	454910563	454872060	454833013	454794769	454758467	454723503	454689761	454655218	454620949	454585373	454551573	454518176	454484023	454449711	454417353	454384348	454347469
455037804	454990649	454949579	454910571	454871880	454833021	454794561	454758491	454723511	454689555	454655226	454620733	454585381	454551581	454518184	454484031	454449729	454417361	454384355	454347477
455037812	454990656	454949595	454910597	454871898	454833039	454794579	454758509	454723545	454689563	454655234	454620766	454585407	454551599	454518192	454483827	454449745	454417379	454384363	454347493
455037820	454990672	454949603	454910381	454871906	454833054	454794587	454758525	454723552	454689589	454655242	454620782	454585415	454551607	454518200	454483835	454449752	454417395	454384371	454347519
455037838	454990680	454949397	454910407	454871914	454833062	454794595	454758558	454723578	454689597	454655267	454620790	454585423	454551623	454518218	454483843	454449778	454417403	454384157	454347303
455037853	454990698	454949405	454910415	454871930	454832866	454794629	454758343	454723586	454689613	454655051	454620808	454585431	454551631	454518234	454483850	454449786	454417429	454384181	454347337
455037630	454990482	454949413	454910423	454871963	454832874	454794637	454758350	454723370	454689621	454655069	454620816	454585449	454551649	454518242	454483868	454449794	454417437	454384207	454347394
455037655	454990490	454949421	454910431	454871765	454832882	454794652	454758368	454723388	454689639	454655085	454620824	454585456	454551656	454518044	454483876	454449802	454417445	454384215	454347196
455037663	454990508	454949462	454910449	454871773	454832890	454794660	454758376	454723404	454689647	454655101	454620634	454585464	454551664	454518051	454483892	454449810	454417452	454384223	454347204
455037671	454990516	454949470	454910456	454871781	454832916	454794470	454758384	454723453	454689449	454655119	454620659	454585472	454551672	454518069	454483918	454449596	454417247	454384231	454347212
455037697	454990524	454949496	454910464	454871815	454832924	454794488	454758392	454723461	454689456	454655127	454620667	454585480	454551466	454518077	454483926	454449604	454417270	454384249	454347246
455037705	454990532	454949280	454910472	454871849	454832940	454794496	454758400	454723271	454689472	454655143	454620683	454585308	454551482	454518085	454483702	454449612	454417288	454384256	454347253
455037713	454990540	454949306	454910480	454871658	454832957	454794504	454758418	454723289	454689480	454655150	454620691	454585316	454551490	454518101	454483736	454449620	454417296	454384041	454347279
455037739	454990565	454949314	454910274	454871674	454832759	454794512	454758426	454723297	454689498	454654930	454620709	454585357	454551508	454518119	454483744	454449646	454417304	454384074	454347089
455037747	454990573	454949322	454910282	454871682	454832767	454794520	454758434	454723305	454689514	454654948	454620717	454585365	454551516	454518127	454483751	454449661	454417320	454384090	454347097
455037523	454990581	454949330	454910290	454871690	454832775	454794538	454758228	454723313	454689522	454654971	454620725	454585142	454551532	454518135	454483769	454449679	454417338	454384108	454347105
455037564	454990383	454949348	454910308	454871724	454832783	454794546	454758244	454723339	454689530	454654989	454620527	454585159	454551540	454517939	454483777	454449695	454417346	454384116	454347147
455037572	454990391	454949363	454910324	454871740	454832791	454794553	454758269	454723347	454689332	454655002	454620543	454585167	454551557	454517947	454483785	454449703	454417130	454384124	454346982
455037598	454990417	454949371	454910340	454871534	454832809	454794355	454758277	454723354	454689340	454655010	454620550	454585175	454551342	454517954	454483801	454449489	454417155	454384132	454347006
455037606	454990433	454949173	454910365	454871559	454832817	454794363	454758285	454723362	454689357	454655036	454620576	454585183	454551359	454517970	454483819	454449497	454417163	454383936	454347022
455037440	454990441	454949181	454910183	454871583	454832825	454794371	454758301	454723156	454689365	454655044	454620584	454585191	454551367	454517988	454483595	454449505	454417171	454383944	454346867
455037457	454990458	454949199	454910191	454871591	454832833	454794405	454758319	454723164	454689373	454654823	454620592	454585209	454551375	454517996	454483611	454449513	454417197	454383951	454346875
455037473	454990466	454949207	454910217	454871617	454832841	454794413	454758327	454723172	454689381	454654856	454620600	454585217	454551383	454518002	454483629	454449521	454417205	454383977	454346883
455037309	454990268	454949215	454910233	454871625	454832650	454794421	454758335	454723198	454689407	454654864	454620618	454585233	454551417	454518010	454483637	454449554	454417213	454383985	454346909
455037317	454990276	454949231	454910258	454871419	454832668	454794439	454758129	454723206	454689415	454654872	454620626	454585035	454551425	454518036	454483645	454449562	454417221	454384009	454346933
455037325	454990300	454949249	454910266	454871427	454832676	454794447	454758137	454723214	454689423	454654898	454620410	454585043	454551235	454517814	454483652	454449570	454417239	454384017	454346941
455037333	454990318	454949272	454910068	454871435	454832684	454794249	454758145	454723230	454689431	454654906	454620428	454585050	454551250	454517822	454483660	454449588	454417015	454384025	454346958
455037382	454990334	454949066	454910076	454871450	454832692	454794256	454758152	454723255	454689225	454654914	454620436	454585068	454551268	454517830	454483678	454449372	454417023	454384033	454346966
455037390	454990342	454949074	454910084	454871476	454832700	454794272	454758160	454723057	454689233	454654922	454620444	454585084	454551284	454517871	454483686	454449380	454417049	454383829	454346792
455037192	454990359	454949090	454910092	454871484	454832718	454794280	454758178	454723065	454689241	454654716	454620451	454585092	454551292	454517897	454483488	454449398	454417064	454383837	454346842
455037200	454990144	454949108	454910100	454871492	454832726	454794298	454758186	454723073	454689258	454654732	454620469	454585100	454551318	454517905	454483496	454449406	454417080	454383845	454346685
455037218	454990151	454949132	454910126	454871500	454832528	454794306	454758194	454723081	454689266	454654757	454620477	454585118	454551326	454517913	454483504	454449414	454417098	454383852	454346693
455037259	454990169	454949140	454910134	454871518	454832536	454794314	454758202	454723107	454689274	454654765	454620501	454585126	454551128	454517921	454483512	454449422	454417114	454383860	454346735

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455037267	454990177	454949165	454910167	454871328	454832544	454794322	454758020	454723115	454689282	454654781	454620519	454585134	454551151	454517715	454483538	454449430	454417122	454383878	454346743
455037275	454990227	454948977	454909953	454871336	454832551	454794330	454758046	454723123	454689308	454654799	454620345	454584921	454551169	454517731	454483546	454449448	454416900	454383886	454346537
455037283	454990037	454948993	454909961	454871344	454832569	454794157	454758053	454723131	454689316	454654807	454620352	454584947	454551177	454517749	454483561	454449455	454416918	454383902	454346545
455037119	454990045	454949009	454909979	454871377	454832577	454794165	454758061	454722935	454689324	454654815	454620360	454584954	454551185	454517780	454483579	454449463	454416934	454383910	454346552
455037150	454990060	454949017	454909987	454871393	454832585	454794173	454758079	454722950	454689126	454654591	454620378	454584962	454551193	454517806	454483587	454449471	454416942	454383928	454346578
455037168	454990078	454949025	454909995	454871401	454832601	454794181	454758087	454722968	454689134	454654609	454620386	454584970	454551201	454517608	454483389	454449265	454416959	454383712	454346586
455036988	454990086	454949033	454910001	454871237	454832619	454794199	454758095	454722976	454689142	454654617	454620196	454584988	454551219	454517616	454483397	454449273	454416975	454383720	454346594
455037002	454990094	454949041	454910019	454871245	454832627	454794207	454757907	454722992	454689159	454654625	454620204	454584996	454551227	454517640	454483405	454449281	454416991	454383738	454346628
455037010	454990102	454949058	454910027	454871252	454832411	454794215	454757931	454723008	454689167	454654641	454620212	454585001	454551011	454517657	454483413	454449299	454417007	454383746	454346446
455037028	454990136	454948845	454910035	454871260	454832429	454794231	454757949	454723016	454689175	454654658	454620238	454585019	454551029	454517665	454483421	454449307	454416801	454383779	454346453
455037036	454989922	454948860	454910043	454871286	454832437	454794025	454757964	454723032	454689191	454654666	454620246	454585027	454551037	454517673	454483439	454449323	454416819	454383787	454346479
455037051	454989930	454948878	454910050	454871088	454832452	454794074	454757972	454722844	454689217	454654682	454620253	454584814	454551045	454517681	454483462	454449331	454416827	454383795	454346503
455037069	454989948	454948886	454909854	454871104	454832478	454794090	454757980	454722851	454688995	454654708	454620279	454584830	454551060	454517699	454483470	454449349	454416835	454383605	454346511
455036871	454989955	454948894	454909888	454871112	454832486	454794108	454757790	454722869	454689001	454654492	454620287	454584848	454551078	454517707	454483272	454449356	454416843	454383613	454346305
455036897	454989963	454948902	454909912	454871120	454832494	454794116	454757808	454722877	454689019	454654500	454620295	454584855	454551094	454517509	454483298	454449364	454416850	454383621	454346321
455036905	454989997	454948910	454909946	454871146	454832502	454794124	454757816	454722885	454689035	454654526	454620089	454584863	454551102	454517517	454483322	454449158	454416868	454383639	454346354
455036913	454990011	454948936	454909748	454871153	454832510	454793910	454757857	454722893	454689043	454654534	454620097	454584871	454551110	454517525	454483348	454449182	454416884	454383647	454346362
455036954	454990029	454948738	454909763	454871161	454832304	454793928	454757873	454722901	454689068	454654559	454620105	454584905	454550906	454517533	454483355	454449190	454416892	454383654	454346388
455036772	454989815	454948746	454909789	454871195	454832312	454793951	454757881	454722927	454689076	454654567	454620113	454584913	454550914	454517541	454483363	454449208	454416678	454383670	454346412
455036780	454989823	454948779	454909797	454870965	454832338	454793969	454757683	454722711	454689084	454654377	454620121	454584715	454550922	454517558	454483371	454449216	454416686	454383688	454346206
455036798	454989849	454948787	454909805	454870973	454832346	454794009	454757691	454722729	454689100	454654385	454620139	454584731	454550930	454517566	454483165	454449224	454416694	454383498	454346230
455036814	454989864	454948795	454909821	454870999	454832353	454794017	454757709	454722737	454688888	454654401	454620162	454584749	454550948	454517574	454483173	454449232	454416702	454383506	454346255
455036830	454989880	454948803	454909847	454871005	454832361	454793829	454757717	454722752	454688896	454654419	454620170	454584764	454550955	454517582	454483207	454449240	454416710	454383514	454346263
455036848	454989906	454948837	454909623	454871013	454832379	454793845	454757733	454722760	454688904	454654427	454619974	454584772	454550963	454517590	454483215	454449257	454416728	454383522	454346271
455036855	454989914	454948639	454909649	454871039	454832387	454793852	454757758	454722778	454688912	454654435	454619982	454584780	454550971	454517392	454483223	454449042	454416736	454383530	454346289
455036640	454989716	454948688	454909656	454871054	454832395	454793886	454757766	454722786	454688920	454654443	454619990	454584806	454550989	454517400	454483231	454449059	454416751	454383548	454346107
455036657	454989724	454948712	454909664	454871062	454832197	454793894	454757774	454722794	454688938	454654450	454620006	454584608	454550997	454517418	454483249	454449067	454416769	454383555	454346123
455036681	454989740	454948720	454909672	454871070	454832205	454793688	454757576	454722802	454688946	454654476	454620022	454584616	454551003	454517434	454483256	454449075	454416785	454383563	454346149
455036699	454989757	454948506	454909706	454870866	454832213	454793696	454757584	454722810	454688953	454654260	454620048	454584624	454550807	454517459	454483264	454449083	454416579	454383571	454345984
455036707	454989773	454948514	454909714	454870874	454832221	454793720	454757600	454722612	454688961	454654278	454620063	454584632	454550815	454517467	454483058	454449091	454416587	454383589	454345992
455036715	454989807	454948530	454909722	454870916	454832239	454793753	454757626	454722620	454688979	454654286	454620071	454584640	454550823	454517475	454483066	454449109	454416595	454383597	454346008
455036723	454989625	454948548	454909730	454870924	454832247	454793761	454757634	454722638	454688987	454654294	454619867	454584673	454550831	454517483	454483074	454449125	454416629	454383399	454346016
455036533	454989641	454948563	454909516	454870957	454832270	454793787	454757659	454722646	454688771	454654310	454619875	454584699	454550849	454517491	454483082	454449133	454416637	454383407	454346057
455036566	454989658	454948571	454909524	454870759	454832288	454793795	454757667	454722653	454688789	454654336	454619925	454584707	454550864	454517285	454483090	454449141	454416645	454383415	454346065
455036582	454989674	454948589	454909557	454870767	454832296	454793571	454757675	454722661	454688797	454654344	454619933	454584491	454550880	454517293	454483108	454448937	454416454	454383449	454345893
455036616	454989690	454948597	454909565	454870775	454832080	454793589	454757469	454722679	454688813	454654369	454619941	454584509	454550898	454517319	454483116	454448952	454416462	454383456	454345901
455036632	454989484	454948605	454909573	454870809	454832098	454793605	454757477	454722687	454688839	454654146	454619958	454584517	454550690	454517327	454483124	454448960	454416470	454383464	454345935
455036459	454989492	454948399	454909581	454870817	454832106	454793613	454757501	454722703	454688847	454654153	454619776	454584525	454550708	454517335	454483140	454448978	454416488	454383480	454345802
455036491	454989518	454948415	454909599	454870643	454832114	454793621	454757519	454722497	454688862	454654187	454619784	454584533	454550716	454517343	454483157	454449000	454416496	454383258	454344052
455036509	454989542	454948423	454909607	454870650	454832122	454793654	454757527	454722505	454688664	454654195	454619800	454584558	454550724	454517368	454482944	454449018	454416520	454383266	454342981
455036525	454989559	454948431	454909409	454870684	454832130	454793662	454757535	454722513	454688672	454654229	454619826	454584566	454550732	454517376	454482951	454449026	454416538	454383274	454341868
455036319	454989385	454948449	454909417	454870692	454832148	454793456	454757543	454722521	454688722	454654237	454619834	454584574	454550740	454517384	454482969	454449034	454416546	454383282	454339334
455036327	454989401	454948456	454909425	454870700	454832155	454793472	454757550	454722547	454688730	454654245	454619842	454584582	454550757	454517186	454482977	454448820	454416553	454383290	454338393
455036335	454989419	454948472	454909441	454870734	454832163	454793480	454757568	454722554	454688748	454654039	454619859	454584590	454550765	454517194	454482985	454448838	454416348	454383308	454337437
455036376	454989427	454948480	454909458	454870742	454832171	454793522	454757378	454722570	454688763	454654047	454619677	454584400	454550773	454517202	454482993	454448861	454416355	454383316	454336793
455036228	454989435	454948498	454909482	454870544	454832189	454793530	454757394	454722596	454688557	454654054	454619685	454584434	454550799	454517210	454483009	454448879	454416363	454383324	454336462
455036236	454989443	454948290	454909490	454870577	454831975	454793548	454757402	454722380	454688565	454654062	454619693	454584442	454550591	454517228	454483017	454448887	454416371	454383357	454335829
455036244	454989450	454948316	454909508	454870585	454831983	454793555	454757410	454722398	454688581	454654070	454619727	454584475	454550609	454517236	454483025	454448895	454416389	454383126	454335670
455036251	454989476	454948324	454909300	454870593	454832007	454793332	454757428	454722406	454688599	454654088	454619735	454584483	454550625	454517244	454483033	454448903	454416397	454383142	454334855
455036269	454989260	454948340	454909318	454870619	454832023	454793357	454757246	454722422	454688607	454654112	454619743	454584285	454550633	454517251	454483041	454448911	454416413	454383159	454332800
455036285	454989278	454948357	454909326	454870627	454832056	454793399	454757261	454722448	454688623	454654120	454619750	454584293	454550641	454517269	454482837	454448929	454416421	454383167	454332867
455036293	454989286	454948365	454909342	454870445	454832064	454793415	454757279	454722455	454688649	454654138	454619537	454584319	454550658	454517277	454482845	454448713	454416439	454383175	454330457
455036095	454989294	454948175	454909359	454870452	454832072	454793423	454757287	454722463	454688441	454653924	454619552	454584327	454550666	454517061	454482852	454448721	454416223	454383183	454330465
455036103	454989310	454948191	454909367	454870460	454831868	454793449	454757295	454722273	454688458	454653932	454619560	454584335	454550682	454517079	454482860	454448739	454416231	454383191	454330218
455036145	454989336	454948209	454909375	454870478	454831876	454793217	454757303	454722281	454688466	454653940	454619578	454584343	454550476	454517087	454482878	454448754	454416249	454383209	454329772
455036152	454989344	454948217	454909383	454870486	454831892	454793225	454757311	454722307	454688474	454653957	454619586	454584350	454550484	454517095	454482886	454448762	454416256	454383225	454329111
455036160	454989351	454948225	454909391	454870510	454831918	454793233	454757139	454722315	454688490	454653965	454619602	454584368	454550492	454517137	454482894	454448770	454416264	454383019	454327891
455036178	454989369	454948233	454909219	454870528	454831934	454793241	454757147	454722323	454688508	454653981	454619610	454584376	454550500	454517145	454482910	454448788	454416272	454383035	454324351
455035980	454989153	454948241	454909227	454870312	454831942	454793266	454757154	454722331	454688516	454653999	454619628	454584384	454550526	454517160	454482928	454448804	454416280	454383043	454323916
455036004	454989179	454948258	454909243	454870320	454831967	454793274	454757162	454722349	454688524	454654013	454619412	454584186	454550534	454516964	454482936	454448812	454416298	454383050	454320433
455036020	454989195	454948266	454909250	454870346	454831751	454793282	454757170	454722356	454688532	454654021	454619420	454584194	454550542	454516998	454482720	454448614	454416306	454383068	454320011
455036038	454989203	454948050	454909276	454870361	454831769	454793324	454757188	454722158	454688540	454653817	454619438	454584210	454550559	454517004	454482738	454448622	454416322	454383076	454319831
455036046	454989211	454948068	454909284	454870379	454831785	454793100	454757196	454722166	454688342	454653825	454619446	454584244	454550567	454517020	454482746	454448630	454416108	454383084	454318205
455036061	454989229	454948076	454909094	454870387	454831793	454793118	454757204	454722190	454688359	454653833	454619453	454584251	454550575	454517046	454482761	454448648	454416116	454383092	454317827
455035873	454989237	454948084	454909102	454870403	454831801	454793134	454757212	454722208	454688367	454653866	454619479	454584269	454550385	454517053	454482779	454448655	454416124	454383100	454317264
455035899	454989245	454948092	454909128	454870411	454831835	454793142	454757022	454722224	454688375	454653874	454619503	454584277	454550393	454516824	454482787	454448663	454416132	454383118	454317124
455035766	454989054	454948100	454909144	454870205	454831850	454793159	454757048	454722232	454688391	454653882	454619511	454584061	454550401	454516832	454482795	454448671	454416140	454382912	454316878
455035774	454989062	454948126	454909151	454870213	454831645	454793167	454757055	454722240	454688409	454653692	454619305	454584087	454550427	454516857	454482803	454448689	454416157	454382920	454316746
455035816	454989088	454948142	454909185	454870239	454831652	454793175	454757063	454722042	454688219	454653718	454619321	454584095	454550450	454516865	454482811	454448697	454416165	454382938	454316340
455035824	454989104	454948159	454908971	454870247	454831660	454793191	454757071	454722059	454688235	454653742	454619339	454584103	454550468	454516881	454482829	454448705	454416173	454382946	454316084
455035832	454989112	454948167	454908989	454870254	454831686	454793209	454757089	454722067	454688250	454653759	454619347	454584129	454550252	454516899	454482605	454448507	454416181	454382979	454315227
455035675	454989120	454947946	454908997	454870262	454831694	454793001	454757097	454722091	454688268	454653767	454619354	454584137	454550260	454516907	454482613	454448515	454416215	454382995	454315235
455035717	454989146	454947953	454909003	454870288	454831710	454793027	454757105	454722117	454688276	454653775	454619396	454584145	454550286	454516915	454482621	454448523	454415985	454383001	454314980

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455035733	454988932	454947961	454909011	454870296	454831736	454793035	454757113	454722133	454688284	454653783	454619206	454584152	454550294	454516931	454482639	454448531	454415993	454382797	454314105
455035741	454988957	454947979	454909029	454870304	454831744	454793043	454757121	454722141	454688110	454653791	454619214	454584160	454550302	454516949	454482647	454448549	454416017	454382805	454313313
455035758	454988965	454947987	454909037	454870098	454831538	454793050	454756917	454721937	454688128	454653585	454619230	454583964	454550310	454516758	454482654	454448556	454416041	454382813	454312893
455035543	454988973	454948001	454909052	454870106	454831553	454793068	454756925	454721945	454688136	454653593	454619248	454583980	454550328	454516766	454482688	454448564	454416058	454382821	454312547
455035550	454989005	454948019	454909060	454870114	454831561	454793076	454756933	454721978	454688144	454653601	454619255	454583998	454550336	454516774	454482696	454448572	454416066	454382839	454311853
455035568	454989013	454948027	454909078	454870122	454831595	454793084	454756941	454721986	454688151	454653619	454619271	454584004	454550344	454516782	454482712	454448580	454416074	454382854	454310699
455035592	454989039	454948035	454908864	454870130	454831603	454793092	454756958	454722018	454688177	454653650	454619289	454584012	454550351	454516808	454482506	454448598	454416082	454382862	454310434
455035600	454988833	454948043	454908872	454870148	454831629	454792888	454756966	454722026	454688193	454653676	454619099	454584020	454550138	454516816	454482514	454448382	454416090	454382870	454309717
455035618	454988858	454947839	454908880	454870155	454831637	454792896	454756974	454722034	454688201	454653486	454619107	454584038	454550146	454516600	454482522	454448390	454415878	454382888	454307133
455035642	454988866	454947847	454908898	454870163	454831421	454792904	454756982	454721846	454688011	454653494	454619115	454584046	454550153	454516618	454482530	454448408	454415886	454382896	454306028
455035451	454988908	454947870	454908914	454870171	454831439	454792912	454757014	454721853	454688029	454653510	454619131	454584053	454550161	454516626	454482548	454448432	454415894	454382680	454305830
455035485	454988916	454947896	454908922	454870189	454831447	454792920	454756800	454721861	454688037	454653528	454619156	454583873	454550179	454516634	454482555	454448457	454415902	454382698	454305103
455035493	454988924	454947904	454908930	454870197	454831488	454792938	454756826	454721879	454688045	454653536	454619164	454583881	454550187	454516642	454482563	454448465	454415910	454382706	454304247
455035519	454988726	454947912	454908948	454869991	454831496	454792946	454756834	454721887	454688052	454653544	454619180	454583899	454550195	454516659	454482571	454448473	454415928	454382714	454303272
455035337	454988734	454947920	454908955	454870015	454831512	454792953	454756842	454721895	454688060	454653551	454618984	454583907	454550211	454516667	454482589	454448267	454415944	454382722	454300435
455035402	454988767	454947938	454908963	454870023	454831520	454792961	454756859	454721903	454688078	454653569	454618992	454583923	454550237	454516675	454482597	454448275	454415951	454382730	454299058
455035410	454988775	454947722	454908757	454870049	454831314	454792987	454756867	454721739	454688094	454653577	454619008	454583931	454550013	454516683	454482407	454448283	454415969	454382748	454297854
455035220	454988783	454947763	454908765	454870056	454831322	454792771	454756875	454721747	454688102	454653361	454619016	454583949	454550021	454516691	454482415	454448309	454415977	454382755	454297623
455035253	454988791	454947805	454908799	454870064	454831330	454792797	454756883	454721754	454687906	454653387	454619024	454583956	454550054	454516493	454482423	454448317	454415761	454382763	454296757
455035279	454988809	454947607	454908807	454869876	454831355	454792813	454756891	454721762	454687914	454653411	454619032	454583766	454550062	454516501	454482431	454448333	454415779	454382789	454296369
455035287	454988817	454947615	454908815	454869884	454831363	454792821	454756909	454721770	454687922	454653429	454619040	454583774	454550070	454516519	454482449	454448341	454415787	454382565	454295460
455035303	454988601	454947631	454908823	454869892	454831371	454792839	454756693	454721788	454687955	454653437	454619057	454583782	454550088	454516527	454482456	454448358	454415795	454382573	454294901
455035113	454988619	454947649	454908831	454869900	454831389	454792847	454756701	454721796	454687963	454653452	454619073	454583790	454550096	454516550	454482464	454448135	454415803	454382581	454293523
455035139	454988635	454947680	454908849	454869918	454831397	454792854	454756719	454721804	454687971	454653460	454618893	454583808	454550112	454516584	454482472	454448143	454415811	454382599	454292137
455035154	454988643	454947706	454908856	454869926	454831207	454792870	454756727	454721812	454687997	454653254	454618901	454583816	454550120	454516592	454482480	454448150	454415829	454382607	454289380
455035162	454988650	454947490	454908625	454869934	454831215	454792664	454756735	454721820	454688003	454653262	454618935	454583832	454549908	454516402	454482498	454448168	454415837	454382623	454289224
455034991	454988668	454947516	454908641	454869942	454831231	454792672	454756743	454721622	454687799	454653288	454618968	454583840	454549916	454516428	454482274	454448176	454415845	454382631	454287459
455035006	454988692	454947532	454908658	454869959	454831249	454792680	454756784	454721630	454687807	454653296	454618752	454583634	454549924	454516436	454482290	454448184	454415852	454382656	454287269
455035030	454988494	454947557	454908666	454869967	454831256	454792698	454756792	454721648	454687815	454653304	454618760	454583642	454549932	454516444	454482308	454448192	454415860	454382664	454287319
455035089	454988502	454947565	454908674	454869769	454831272	454792714	454756594	454721655	454687823	454653312	454618786	454583659	454549957	454516451	454482316	454448200	454415654	454382672	454284944
455035097	454988544	454947599	454908682	454869785	454831280	454792722	454756602	454721663	454687831	454653320	454618802	454583683	454549965	454516469	454482332	454448218	454415662	454382458	454284795
455034884	454988569	454947433	454908690	454869801	454831298	454792755	454756610	454721671	454687849	454653338	454618810	454583691	454549981	454516485	454482340	454448234	454415670	454382474	454282328
455034900	454988577	454947474	454908708	454869819	454831306	454792763	454756628	454721689	454687856	454653346	454618828	454583709	454549999	454516287	454482357	454448028	454415688	454382482	454281676
455034934	454988585	454947193	454908724	454869835	454831090	454792557	454756636	454721713	454687864	454653353	454618836	454583527	454550005	454516303	454482365	454448036	454415704	454382490	454279704
455034942	454988403	454947201	454908732	454869843	454831116	454792565	454756644	454721721	454687872	454653148	454618844	454583543	454549791	454516345	454482373	454448069	454415712	454382516	454279779
455034801	454988429	454947219	454908518	454869850	454831124	454792581	454756669	454721515	454687880	454653155	454618646	454583550	454549817	454516352	454482381	454448085	454415720	454382524	454278714
455034827	454988437	454947227	454908526	454869868	454831132	454792599	454756677	454721523	454687898	454653163	454618653	454583568	454549825	454516360	454482399	454448101	454415738	454382532	454277773
455034843	454988445	454947243	454908534	454869686	454831140	454792607	454756495	454721549	454687690	454653197	454618661	454583576	454549841	454516378	454482183	454448119	454415746	454382557	454277799
455034868	454988452	454947078	454908559	454869694	454831165	454792615	454756503	454721556	454687708	454653205	454618679	454583584	454549874	454516386	454482191	454447913	454415753	454382326	454277427
455034876	454988486	454947086	454908575	454869710	454831173	454792623	454756511	454721564	454687716	454653213	454618695	454583592	454549882	454516170	454482209	454447921	454415548	454382334	454277435
455034660	454988270	454947094	454908583	454869736	454831181	454792631	454756529	454721572	454687724	454653221	454618703	454583600	454549684	454516188	454482217	454447939	454415555	454382359	454275793
455034686	454988288	454947102	454908591	454869744	454831199	454792466	454756537	454721580	454687732	454653247	454618729	454583618	454549692	454516204	454482225	454447947	454415563	454382375	454275660
455034702	454988304	454947110	454908609	454869751	454830985	454792474	454756545	454721598	454687740	454653031	454618737	454583410	454549700	454516212	454482233	454447962	454415571	454382383	454274846
455034751	454988320	454947128	454908617	454869538	454830993	454792524	454756552	454721606	454687757	454653049	454618539	454583428	454549718	454516220	454482258	454448002	454415605	454382409	454274366
455034769	454988346	454947136	454908401	454869553	454831009	454792532	454756560	454721614	454687781	454653064	454618570	454583436	454549734	454516238	454482068	454448010	454415621	454382417	454273897
455034579	454988353	454947144	454908419	454869561	454831017	454792540	454756578	454721408	454687575	454653080	454618588	454583444	454549767	454516261	454482076	454447806	454415639	454382425	454273566
455034595	454988361	454947151	454908427	454869579	454831041	454792334	454756586	454721416	454687609	454653098	454618604	454583451	454549783	454516279	454482084	454447814	454415647	454382433	454273517
455034603	454988379	454947169	454908435	454869595	454831058	454792359	454756396	454721424	454687617	454653106	454618638	454583469	454549585	454516071	454482092	454447822	454415449	454382441	454269754
455034611	454988163	454947177	454908450	454869611	454831074	454792367	454756404	454721432	454687625	454653114	454618422	454583477	454549593	454516113	454482100	454447830	454415456	454382219	454267774
455034629	454988171	454946963	454908468	454869629	454831082	454792375	454756412	454721440	454687633	454653122	454618430	454583485	454549627	454516121	454482134	454447871	454415464	454382227	454266701
455034637	454988189	454946997	454908476	454869637	454830878	454792409	454756420	454721457	454687641	454653130	454618448	454583493	454549643	454516147	454482159	454447889	454415480	454382235	454264821
455034645	454988197	454947003	454908484	454869645	454830886	454792417	454756438	454721473	454687658	454652934	454618455	454583501	454549668	454516162	454482167	454447905	454415498	454382243	454264169
455034447	454988213	454947011	454908492	454869421	454830894	454792219	454756446	454721481	454687666	454652942	454618463	454583519	454549676	454515974	454481953	454447699	454415506	454382250	454262098
455034454	454988221	454947029	454908500	454869439	454830902	454792227	454756461	454721507	454687674	454652959	454618471	454583303	454549478	454515982	454481961	454447707	454415514	454382268	454261090
455034462	454988239	454947052	454908302	454869454	454830910	454792235	454756289	454721291	454687476	454652975	454618489	454583311	454549486	454515990	454481979	454447715	454415522	454382276	454260837
455034470	454988262	454947060	454908310	454869470	454830936	454792243	454756313	454721309	454687484	454652983	454618497	454583329	454549494	454516006	454481987	454447731	454415530	454382284	454260472
455034520	454988056	454946856	454908328	454869488	454830944	454792250	454756321	454721325	454687492	454652991	454618505	454583337	454549502	454516030	454481995	454447749	454415324	454382102	454260407
455034355	454988064	454946864	454908336	454869496	454830951	454792276	454756339	454721341	454687500	454653007	454618513	454583345	454549510	454516048	454482001	454447764	454415332	454382110	454260126
455034371	454988072	454946872	454908344	454869512	454830969	454792284	454756347	454721374	454687518	454653015	454618521	454583360	454549528	454516063	454482019	454447798	454415340	454382128	454259433
455034397	454988098	454946880	454908351	454869314	454830761	454792292	454756354	454721382	454687526	454653023	454618315	454583378	454549536	454515867	454482027	454447574	454415357	454382136	454259466
455034405	454988130	454946898	454908369	454869322	454830779	454792300	454756388	454721390	454687534	454652835	454618323	454583386	454549544	454515875	454482035	454447616	454415373	454382144	454258179
455034421	454988155	454946906	454908377	454869330	454830787	454792094	454756172	454721184	454687542	454652850	454618331	454583402	454549551	454515883	454482043	454447624	454415399	454382177	454257940
455034439	454987942	454946914	454908385	454869355	454830795	454792110	454756180	454721192	454687559	454652868	454618364	454583196	454549577	454515909	454482050	454447632	454415407	454382185	454256900
455034231	454987967	454946922	454908393	454869371	454830803	454792136	454756198	454721218	454687567	454652876	454618372	454583204	454549361	454515917	454481847	454447640	454415415	454382193	454256165
455034272	454987975	454946930	454908187	454869389	454830811	454792169	454756206	454721226	454687351	454652884	454618380	454583212	454549379	454515933	454481854	454447665	454415423	454381989	454254913
455034306	454987983	454946948	454908211	454869397	454830837	454792185	454756230	454721234	454687385	454652892	454618398	454583220	454549387	454515941	454481862	454447673	454415209	454381997	454254491
455034314	454987991	454946955	454908229	454869405	454830845	454792193	454756248	454721242	454687393	454652900	454618414	454583238	454549403	454515966	454481870	454447681	454415241	454382003	454252966
455034322	454988015	454946740	454908237	454869413	454830852	454792201	454756255	454721259	454687419	454652918	454618208	454583246	454549411	454515750	454481920	454447467	454415258	454382011	454252354
455034116	454988049	454946757	454908245	454869207	454830662	454792011	454756263	454721267	454687435	454652926	454618216	454583253	454549429	454515768	454481938	454447475	454415266	454382037	454252297
455034124	454987835	454946765	454908252	454869215	454830670	454792078	454756271	454721275	454687443	454652736	454618224	454583261	454549437	454515784	454481946	454447483	454415290	454382045	454252099
455034140	454987850	454946781	454908260	454869223	454830688	454791872	454756131	454721283	454687450	454652751	454618240	454583279	454549445	454515792	454481748	454447491	454415308	454382052	454251125
455034165	454987868	454946799	454908278	454869256	454830696	454791880	454756149	454721077	454687245	454652785	454618265	454583287	454549452	454515818	454481755	454447517	454415316	454382060	454251042
455034181	454987884	454946807	454908286	454869280	454830704	454791906	454755984	454721085	454687260	454652793	454618273	454583097	454549460	454515826	454481763	454447525	454415084	454382078	454250705

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455034199	454987900	454946815	454908070	454869298	454830712	454791914	454756008	454721093	454687278	454652801	454618281	454583105	454549247	454515834	454481771	454447533	454415092	454382086	454250531
455034207	454987926	454946823	454908088	454869306	454830720	454791922	454756016	454721101	454687294	454652827	454618299	454583113	454549262	454515842	454481789	454447541	454415100	454381872	454249814
455034215	454987744	454946633	454908096	454869116	454830738	454791930	454756024	454721119	454687302	454652629	454618307	454583121	454549270	454515859	454481797	454447558	454415118	454381906	454248063
455034025	454987769	454946641	454908104	454869132	454830746	454791955	454756032	454721127	454687310	454652637	454618109	454583139	454549288	454515644	454481813	454447566	454415126	454381922	454247503
455034066	454987777	454946658	454908112	454869165	454830548	454791963	454756057	454721135	454687328	454652645	454618117	454583147	454549296	454515669	454481821	454447350	454415134	454381930	454247453
455034074	454987793	454946690	454908120	454869181	454830555	454791971	454755851	454721143	454687138	454652652	454618125	454583154	454549312	454515677	454481631	454447384	454415142	454381971	454247198
455034082	454987801	454946708	454908138	454869199	454830563	454791765	454755869	454721150	454687146	454652660	454618133	454583162	454549320	454515685	454481649	454447392	454415159	454381757	454246117
455034090	454987819	454946716	454908146	454868985	454830571	454791773	454755877	454721168	454687153	454652694	454618141	454583170	454549338	454515693	454481656	454447400	454415167	454381765	454244732
455033894	454987603	454946724	454908153	454868993	454830589	454791781	454755885	454720970	454687161	454652702	454618158	454583188	454549346	454515701	454481664	454447418	454415175	454381773	454244013
455033902	454987611	454946732	454908179	454869017	454830605	454791799	454755893	454720988	454687187	454652710	454618166	454582974	454549130	454515719	454481672	454447426	454415183	454381807	454243767
455033910	454987629	454946534	454907965	454869025	454830613	454791807	454755919	454720996	454687203	454652728	454618174	454582990	454549148	454515727	454481680	454447442	454414970	454381823	454242900
455033951	454987637	454946542	454907973	454869033	454830639	454791815	454755943	454721010	454687211	454652504	454618182	454583006	454549155	454515735	454481714	454447459	454414988	454381831	454242561
455033969	454987652	454946575	454907981	454869041	454830647	454791823	454755737	454721028	454687237	454652512	454618190	454583014	454549163	454515743	454481722	454447244	454414996	454381849	454242009
455033977	454987660	454946583	454907999	454869066	454830456	454791831	454755745	454721036	454687021	454652520	454617986	454583022	454549171	454515552	454481730	454447269	454415001	454381856	454241571
455033787	454987694	454946591	454908005	454869074	454830464	454791849	454755752	454721044	454687039	454652546	454617994	454583048	454549189	454515578	454481524	454447285	454415019	454381641	454241365
455033811	454987496	454946609	454908013	454868878	454830472	454791856	454755794	454721051	454687047	454652553	454618000	454583063	454549197	454515586	454481532	454447293	454415035	454381658	454240524
455033829	454987512	454946625	454908021	454868886	454830480	454791864	454755802	454721069	454687054	454652579	454618034	454583071	454549205	454515602	454481540	454447301	454415076	454381690	454239385
455033837	454987546	454946419	454908039	454868894	454830498	454791658	454755828	454720855	454687070	454652587	454618042	454582875	454549213	454515610	454481557	454447319	454414863	454381708	454238742
455033886	454987553	454946427	454908047	454868902	454830514	454791666	454755844	454720863	454687096	454652603	454618083	454582883	454549221	454515628	454481565	454447327	454414889	454381716	454236316
455033688	454987561	454946435	454908062	454868910	454830522	454791674	454755620	454720871	454687104	454652611	454617887	454582891	454549023	454515636	454481573	454447335	454414905	454381724	454236183
455033712	454987579	454946450	454907858	454868928	454830324	454791682	454755638	454720889	454687112	454652397	454617903	454582909	454549049	454515438	454481581	454447343	454414913	454381732	454234634
455033720	454987595	454946468	454907866	454868936	454830332	454791690	454755646	454720897	454686916	454652421	454617911	454582917	454549056	454515453	454481599	454447137	454414921	454381740	454233099
455033753	454987389	454946476	454907874	454868969	454830340	454791708	454755653	454720905	454686924	454652439	454617937	454582925	454549064	454515461	454481607	454447152	454414947	454381542	454232711
455033779	454987397	454946484	454907882	454868779	454830357	454791716	454755661	454720913	454686932	454652447	454617945	454582933	454549072	454515479	454481615	454447160	454414954	454381559	454231622
455033571	454987405	454946492	454907890	454868811	454830381	454791724	454755679	454720921	454686957	454652454	454617960	454582941	454549080	454515487	454481623	454447178	454414764	454381567	454230848
455033589	454987413	454946500	454907908	454868829	454830399	454791732	454755687	454720939	454686965	454652462	454617978	454582958	454549098	454515503	454481417	454447186	454414772	454381575	454230210
455033597	454987421	454946518	454907916	454868852	454830407	454791740	454755695	454720947	454686973	454652470	454617762	454582966	454549106	454515511	454481425	454447194	454414798	454381583	454228495
455033605	454987488	454946302	454907924	454868860	454830415	454791757	454755703	454720749	454686981	454652488	454617770	454582750	454549122	454515529	454481433	454447202	454414806	454381609	454227166
455033621	454987298	454946310	454907932	454868654	454830423	454791542	454755711	454720756	454686999	454652496	454617796	454582768	454548918	454515313	454481441	454447210	454414814	454381617	454226853
455033639	454987306	454946328	454907940	454868670	454830217	454791559	454755729	454720764	454687005	454652298	454617804	454582776	454548926	454515339	454481458	454447228	454414822	454381625	454226523
455033662	454987330	454946336	454907957	454868688	454830225	454791567	454755513	454720772	454686817	454652306	454617812	454582784	454548934	454515347	454481466	454447020	454414830	454381427	454225418
455033472	454987363	454946344	454907742	454868696	454830233	454791575	454755521	454720780	454686825	454652330	454617820	454582792	454548942	454515354	454481474	454447038	454414855	454381435	454225152
455033480	454987173	454946351	454907759	454868704	454830241	454791583	454755539	454720806	454686833	454652348	454617838	454582800	454548959	454515362	454481482	454447046	454414640	454381468	454224692
455033498	454987207	454946369	454907767	454868712	454830258	454791591	454755547	454720814	454686841	454652355	454617846	454582818	454548967	454515370	454481490	454447053	454414673	454381476	454220351
455033522	454987215	454946393	454907775	454868738	454830266	454791609	454755554	454720848	454686858	454652363	454617853	454582826	454548983	454515388	454481508	454447061	454414681	454381484	454219502
455033555	454987223	454946401	454907791	454868548	454830274	454791617	454755562	454720632	454686866	454652371	454617861	454582842	454549007	454515396	454481516	454447079	454414699	454381492	454218975
455033340	454987231	454946195	454907809	454868555	454830282	454791625	454755570	454720640	454686882	454652389	454617655	454582669	454548819	454515420	454481300	454447087	454414707	454381500	454218744
455033357	454987249	454946211	454907817	454868563	454830290	454791633	454755588	454720657	454686684	454652173	454617663	454582677	454548827	454515206	454481318	454447095	454414715	454381518	454217498
455033407	454987256	454946237	454907825	454868571	454830308	454791641	454755596	454720681	454686700	454652181	454617689	454582685	454548843	454515214	454481326	454447103	454414723	454381526	454216276
455033415	454987264	454946245	454907833	454868589	454830316	454791443	454755612	454720699	454686726	454652199	454617697	454582693	454548868	454515230	454481334	454447129	454414731	454381328	454215633
455033423	454987082	454946252	454907841	454868597	454830092	454791450	454755406	454720707	454686734	454652223	454617721	454582701	454548876	454515248	454481342	454446915	454414749	454381336	454214891
455033431	454987108	454946260	454907635	454868605	454830100	454791468	454755414	454720715	454686742	454652249	454617747	454582727	454548900	454515263	454481359	454446923	454414533	454381344	454212176
455033449	454987116	454946278	454907650	454868613	454830134	454791476	454755422	454720723	454686759	454652264	454617754	454582735	454548702	454515271	454481367	454446931	454414541	454381351	454211764
455033241	454987124	454946286	454907668	454868621	454830167	454791484	454755430	454720731	454686767	454652272	454617549	454582743	454548710	454515289	454481375	454446949	454414558	454381369	454210253
455033266	454987157	454946294	454907676	454868647	454830191	454791492	454755448	454720517	454686775	454652058	454617564	454582537	454548728	454515305	454481383	454446956	454414574	454381377	454210279
455033274	454986944	454946088	454907684	454868423	454830209	454791500	454755455	454720533	454686783	454652066	454617572	454582552	454548736	454515099	454481391	454446964	454414582	454381385	454210311
455033324	454986951	454946112	454907692	454868456	454829995	454791518	454755463	454720558	454686791	454652074	454617580	454582560	454548744	454515115	454481409	454446972	454414590	454381393	454208968
455033126	454986977	454946120	454907718	454868514	454830019	454791526	454755471	454720566	454686569	454652090	454617598	454582578	454548751	454515123	454481193	454446998	454414608	454381419	454207200
455033167	454986985	454946146	454907726	454868530	454830027	454791534	454755489	454720574	454686577	454652108	454617614	454582586	454548769	454515131	454481201	454447012	454414616	454381195	454206020
455033191	454986993	454946153	454907544	454868324	454830035	454791328	454755497	454720590	454686593	454652116	454617622	454582594	454548777	454515149	454481219	454446790	454414624	454381203	454204827
455033217	454987009	454946179	454907551	454868332	454830068	454791336	454755505	454720608	454686619	454652124	454617648	454582602	454548785	454515156	454481227	454446816	454414632	454381211	454202169
455033027	454987017	454945973	454907577	454868340	454830076	454791344	454755299	454720624	454686627	454652132	454617424	454582636	454548801	454515172	454481235	454446824	454414426	454381229	454201575
455033035	454987025	454945981	454907585	454868365	454829870	454791351	454755307	454720418	454686635	454652157	454617432	454582420	454548595	454515180	454481243	454446840	454414434	454381245	454200304
455033050	454987041	454946005	454907593	454868373	454829888	454791369	454755315	454720426	454686643	454651944	454617440	454582446	454548603	454515198	454481250	454446865	454414459	454381252	454199993
455033068	454986852	454946013	454907601	454868381	454829896	454791377	454755323	454720434	454686650	454651951	454617457	454582453	454548611	454514985	454481268	454446899	454414467	454381260	454198227
455033084	454986860	454946021	454907619	454868399	454829904	454791385	454755331	454720442	454686668	454651969	454617465	454582461	454548629	454514993	454481276	454446907	454414475	454381294	454198136
455033092	454986878	454946039	454907627	454868407	454829920	454791393	454755349	454720459	454686452	454651977	454617473	454582479	454548637	454515008	454481284	454446691	454414483	454381302	454193517
455033100	454986886	454946047	454907445	454868217	454829938	454791401	454755356	454720467	454686460	454651985	454617481	454582487	454548645	454515024	454481292	454446709	454414491	454381088	454192279
455033118	454986910	454946054	454907460	454868225	454829946	454791419	454755364	454720475	454686478	454651993	454617499	454582511	454548652	454515057	454481094	454446733	454414509	454381096	454188905
455032920	454986928	454946062	454907494	454868233	454829953	454791427	454755372	454720483	454686494	454652009	454617515	454582529	454548660	454515065	454481102	454446741	454414525	454381104	454188624
455032938	454986936	454946070	454907502	454868258	454829961	454791211	454755380	454720491	454686502	454652025	454617325	454582297	454548678	454515073	454481110	454446758	454414319	454381138	454187998
455032946	454986720	454945866	454907338	454868274	454829979	454791237	454755398	454720509	454686528	454652033	454617333	454582321	454548686	454515081	454481128	454446774	454414327	454381146	454186917
455032979	454986738	454945874	454907346	454868290	454829763	454791245	454755174	454720301	454686536	454651837	454617366	454582347	454548694	454514886	454481136	454446782	454414335	454381161	454186594
455032995	454986753	454945882	454907387	454868308	454829789	454791260	454755182	454720319	454686544	454651845	454617374	454582354	454548488	454514894	454481144	454446576	454414343	454381179	454186164
455032797	454986761	454945890	454907395	454868092	454829805	454791278	454755216	454720327	454686551	454651852	454617390	454582362	454548496	454514910	454481151	454446584	454414350	454381187	454183476
455032813	454986779	454945940	454907403	454868100	454829813	454791286	454755232	454720335	454686361	454651860	454617218	454582370	454548504	454514936	454481169	454446592	454414368	454380973	454182429
455032847	454986787	454945957	454907189	454868134	454829821	454791294	454755240	454720343	454686379	454651878	454617234	454582388	454548520	454514944	454481177	454446600	454414376	454380981	454181215
455032870	454986829	454945965	454907197	454868159	454829839	454791302	454755257	454720350	454686403	454651886	454617242	454582396	454548538	454514951	454481185	454446618	454414384	454380999	454180704
455032888	454986613	454945759	454907205	454868167	454829847	454791310	454755265	454720368	454686411	454651894	454617259	454582180	454548546	454514969	454480989	454446634	454414392	454381013	454180241
455032896	454986621	454945791	454907213	454868191	454829854	454791104	454755273	454720376	454686429	454651902	454617275	454582198	454548561	454514977	454480997	454446642	454414400	454381047	454180316
455032698	454986654	454945825	454907221	454867987	454829862	454791112	454755281	454720392	454686437	454651910	454617291	454582206	454548579	454514761	454481003	454446659	454414418	454381054	454179284
455032706	454986662	454945833	454907247	454868001	454829656	454791120	454755083	454720400	454686445	454651928	454617085	454582222	454548587	454514787	454481029	454446667	454414202	454381062	454178930
455032722	454986670	454945841	454907262	454868027	454829664	454791146	454755091	454720194	454686247	454651720	454617093	454582230	454548371	454514795	454481037	454446675	454414228	454381070	454176249

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455032730	454986688	454945643	454907288	454868035	454829672	454791153	454755109	454720202	454686254	454651746	454617119	454582255	454548389	454514803	454481052	454446469	454414236	454380866	454176173
455032748	454986712	454945650	454907072	454868043	454829680	454791179	454755117	454720210	454686270	454651761	454617127	454582263	454548397	454514811	454481060	454446485	454414244	454380874	454175613
455032763	454986548	454945668	454907080	454868050	454829698	454791187	454755125	454720228	454686288	454651779	454617143	454582271	454548405	454514829	454481078	454446501	454414251	454380882	454175050
455032771	454986555	454945676	454907098	454868076	454829706	454791195	454755133	454720236	454686296	454651787	454617150	454582289	454548421	454514837	454480872	454446519	454414269	454380890	454175076
455032573	454986571	454945684	454907106	454867888	454829714	454791203	454755141	454720251	454686304	454651795	454617168	454582099	454548439	454514845	454480880	454446527	454414277	454380908	454174863
455032599	454986597	454945692	454907114	454867896	454829730	454791005	454754961	454720269	454686312	454651803	454617176	454582123	454548447	454514852	454480898	454446543	454414285	454380916	454174152
455032607	454986605	454945718	454907122	454867912	454829540	454791013	454754987	454720277	454686320	454651811	454616988	454582131	454548454	454514860	454480906	454446550	454414301	454380924	454172784
455032615	454986381	454945726	454907130	454867938	454829565	454791021	454754995	454720285	454686338	454651829	454616996	454582149	454548462	454514654	454480914	454446352	454414087	454380932	454171794
455032664	454986399	454945742	454907155	454867961	454829573	454791047	454755000	454720293	454686155	454651613	454617002	454582156	454548272	454514662	454480922	454446360	454414095	454380940	454170762
455032672	454986415	454945536	454907163	454867979	454829581	454791062	454755026	454720103	454686163	454651621	454617028	454582164	454548280	454514688	454480948	454446378	454414103	454380957	454169533
455032466	454986423	454945544	454906967	454867763	454829599	454791070	454755034	454720111	454686171	454651639	454617036	454582172	454548298	454514696	454480955	454446386	454414111	454380965	454169004
455032474	454986449	454945551	454906991	454867771	454829607	454791088	454755042	454720129	454686197	454651654	454617044	454581943	454548306	454514704	454480963	454446394	454414129	454380775	454169012
455032490	454986456	454945577	454907031	454867789	454829615	454791096	454755059	454720137	454686205	454651670	454617051	454581950	454548314	454514712	454480971	454446402	454414145	454380783	454167479
455032508	454986498	454945585	454907049	454867797	454829623	454790882	454755067	454720145	454686239	454651688	454617069	454581992	454548322	454514720	454480765	454446410	454414160	454380809	454167289
455032524	454986282	454945601	454907056	454867805	454829631	454790908	454754862	454720152	454686023	454651704	454616863	454582008	454548330	454514738	454480781	454446428	454414178	454380817	454166513
455032532	454986290	454945619	454907064	454867813	454829433	454790916	454754870	454720160	454686031	454651506	454616871	454582016	454548348	454514746	454480799	454446436	454414186	454380825	454166539
455032557	454986316	454945627	454906850	454867821	454829441	454790924	454754888	454720178	454686056	454651514	454616889	454582024	454548355	454514753	454480807	454446444	454414194	454380858	454164369
455032359	454986340	454945635	454906868	454867847	454829458	454790940	454754896	454719980	454686064	454651522	454616897	454582040	454548173	454514555	454480815	454446246	454413972	454380643	454163676
455032367	454986365	454945429	454906876	454867854	454829466	454790965	454754904	454719998	454686098	454651530	454616905	454582057	454548181	454514563	454480823	454446253	454413980	454380650	454163569
455032383	454986159	454945437	454906884	454867862	454829482	454790973	454754912	454720004	454686106	454651548	454616913	454581851	454548199	454514571	454480831	454446261	454413998	454380684	454162942
455032441	454986167	454945445	454906892	454867664	454829508	454790981	454754938	454720012	454686114	454651555	454616921	454581869	454548207	454514589	454480849	454446279	454414004	454380692	454162439
455032243	454986175	454945494	454906900	454867722	454829516	454790767	454754946	454720020	454686122	454651571	454616939	454581877	454548215	454514597	454480658	454446287	454414012	454380700	454161977
455032250	454986183	454945510	454906918	454867730	454829524	454790775	454754953	454720038	454685900	454651605	454616947	454581901	454548223	454514605	454480666	454446295	454414038	454380718	454160763
455032292	454986225	454945320	454906926	454867540	454829318	454790791	454754748	454720053	454685926	454651399	454616954	454581919	454548231	454514613	454480674	454446303	454414046	454380726	454160482
455032300	454986241	454945346	454906934	454867557	454829326	454790825	454754755	454720061	454685934	454651407	454616756	454581935	454548256	454514621	454480690	454446311	454414053	454380742	454158395
455032318	454986043	454945361	454906959	454867565	454829334	454790833	454754763	454720079	454685959	454651415	454616764	454581711	454548058	454514639	454480708	454446329	454414061	454380551	454158072
455032326	454986068	454945387	454906751	454867573	454829342	454790858	454754789	454719873	454685967	454651449	454616772	454581737	454548066	454514431	454480724	454446337	454414079	454380569	454155961
455032334	454986092	454945411	454906785	454867599	454829359	454790866	454754797	454719881	454685991	454651456	454616780	454581745	454548074	454514449	454480732	454446345	454413865	454380577	454154600
455032136	454986118	454945213	454906801	454867607	454829375	454790650	454754805	454719899	454686007	454651464	454616798	454581752	454548090	454514456	454480740	454446139	454413873	454380585	454153610
455032169	454986126	454945254	454906819	454867615	454829409	454790668	454754813	454719907	454686015	454651472	454616806	454581778	454548108	454514472	454480757	454446147	454413881	454380593	454153321
455032177	454986142	454945262	454906835	454867623	454829417	454790684	454754821	454719915	454685793	454651480	454616822	454581786	454548116	454514480	454480534	454446154	454413899	454380601	454153156
455032185	454985938	454945270	454906843	454867631	454829425	454790692	454754839	454719923	454685801	454651498	454616830	454581794	454548124	454514498	454480542	454446162	454413907	454380627	454152406
455032201	454985946	454945296	454906652	454867425	454829201	454790700	454754847	454719931	454685819	454651308	454616848	454581802	454548132	454514506	454480559	454446170	454413915	454380429	454151481
455032045	454985953	454945304	454906678	454867433	454829227	454790726	454754631	454719949	454685827	454651316	454616855	454581810	454548140	454514514	454480583	454446188	454413923	454380437	454151333
455032052	454985961	454945098	454906686	454867441	454829243	454790742	454754649	454719964	454685835	454651324	454616640	454581828	454547944	454514522	454480591	454446196	454413931	454380445	454151168
455032060	454985987	454945106	454906702	454867474	454829250	454790544	454754656	454719972	454685850	454651340	454616657	454581604	454547951	454514324	454480609	454446204	454413949	454380452	454150673
455032094	454985995	454945114	454906710	454867482	454829268	454790569	454754664	454719766	454685868	454651365	454616665	454581612	454548025	454514332	454480617	454446212	454413956	454380460	454149865
455032102	454986001	454945122	454906728	454867490	454829276	454790577	454754672	454719774	454685876	454651175	454616673	454581620	454548041	454514340	454480625	454446220	454413964	454380478	454149899
455032128	454985813	454945130	454906520	454867508	454829284	454790585	454754680	454719782	454685892	454651183	454616699	454581638	454547837	454514357	454480633	454446022	454413741	454380494	454149378
455031914	454985847	454945155	454906538	454867516	454829094	454790601	454754698	454719790	454685694	454651209	454616707	454581646	454547852	454514373	454480641	454446048	454413758	454380502	454149261
455031930	454985854	454945197	454906553	454867524	454829136	454790619	454754706	454719808	454685702	454651217	454616723	454581653	454547860	454514381	454480427	454446071	454413766	454380510	454148347
455031955	454985888	454944984	454906561	454867318	454829144	454790627	454754714	454719816	454685728	454651225	454616731	454581661	454547878	454514399	454480435	454446089	454413774	454380528	454147919
455031963	454985896	454944992	454906579	454867326	454829151	454790437	454754730	454719840	454685736	454651241	454616541	454581695	454547886	454514407	454480443	454446097	454413782	454380312	454147554
455031971	454985920	454945007	454906587	454867334	454829169	454790445	454754516	454719857	454685744	454651258	454616558	454581703	454547894	454514415	454480450	454446105	454413790	454380320	454146010
455032011	454985706	454945023	454906595	454867342	454829193	454790460	454754524	454719865	454685751	454651266	454616566	454581505	454547910	454514423	454480468	454446113	454413816	454380346	454145806
455031807	454985714	454945031	454906603	454867359	454828997	454790486	454754565	454719659	454685777	454651274	454616590	454581521	454547928	454514225	454480476	454446121	454413857	454380353	454144619
455031815	454985730	454945049	454906611	454867367	454829003	454790502	454754573	454719667	454685785	454651050	454616608	454581539	454547936	454514233	454480492	454445909	454413634	454380361	454144643
455031823	454985748	454945064	454906413	454867375	454829029	454790510	454754581	454719675	454685561	454651068	454616616	454581554	454547738	454514258	454480500	454445917	454413642	454380379	454144593
455031831	454985771	454944885	454906421	454867391	454829037	454790528	454754599	454719683	454685595	454651076	454616624	454581562	454547746	454514266	454480526	454445925	454413659	454380387	454143850
455031856	454985789	454944893	454906439	454867409	454829052	454790536	454754607	454719691	454685603	454651084	454616434	454581570	454547753	454514274	454480328	454445933	454413667	454380395	454143249
455031898	454985805	454944901	454906447	454867417	454829060	454790320	454754615	454719709	454685611	454651092	454616442	454581588	454547761	454514316	454480336	454445941	454413675	454380403	454142480
455031906	454985581	454944919	454906454	454867201	454829078	454790338	454754391	454719717	454685629	454651100	454616459	454581364	454547787	454514126	454480344	454445958	454413691	454380411	454138868
455031690	454985607	454944927	454906462	454867219	454829086	454790346	454754409	454719725	454685637	454651118	454616467	454581372	454547803	454514134	454480351	454445982	454413709	454380189	454138272
455031724	454985623	454944943	454906496	454867235	454828864	454790353	454754425	454719733	454685645	454651142	454616475	454581398	454547811	454514142	454480369	454445990	454413717	454380197	454137977
455031757	454985664	454944950	454906504	454867243	454828872	454790361	454754433	454719741	454685652	454651159	454616491	454581414	454547829	454514159	454480385	454446006	454413725	454380205	454137373
455031765	454985680	454944976	454906512	454867250	454828880	454790379	454754441	454719758	454685660	454651167	454616509	454581422	454547613	454514167	454480393	454445792	454413733	454380221	454133372
455031773	454985698	454944752	454906298	454867268	454828898	454790387	454754458	454719543	454685447	454650953	454616517	454581448	454547621	454514183	454480419	454445818	454413527	454380254	454132911
455031799	454985474	454944760	454906355	454867276	454828906	454790395	454754466	454719550	454685454	454650961	454616525	454581455	454547654	454514191	454480211	454445842	454413535	454380262	454132184
455031591	454985482	454944794	454906389	454867110	454828930	454790403	454754474	454719568	454685462	454651001	454616319	454581240	454547662	454514209	454480229	454445859	454413543	454380270	454130618
455031609	454985490	454944828	454906181	454867144	454828948	454790429	454754482	454719576	454685470	454651019	454616327	454581257	454547688	454514217	454480237	454445867	454413550	454380288	454130493
455031617	454985524	454944844	454906199	454867169	454828765	454790205	454754490	454719584	454685488	454651027	454616335	454581273	454547696	454514001	454480245	454445875	454413568	454380296	454128703
455031625	454985532	454944869	454906207	454866997	454828781	454790239	454754292	454719592	454685496	454651035	454616343	454581299	454547704	454514019	454480260	454445883	454413584	454380304	454128505
455031633	454985540	454944661	454906215	454867003	454828823	454790254	454754300	454719600	454685504	454651043	454616350	454581307	454547712	454514027	454480278	454445891	454413600	454380064	454127994
455031641	454985367	454944687	454906223	454867045	454828831	454790262	454754318	454719618	454685520	454650839	454616368	454581315	454547506	454514035	454480286	454445677	454413618	454380072	454126590
455031674	454985375	454944695	454906249	454867052	454828849	454790304	454754326	454719428	454685538	454650847	454616376	454581331	454547514	454514043	454480294	454445685	454413626	454380098	454124975
455031682	454985409	454944703	454906256	454867060	454828641	454790312	454754342	454719436	454685546	454650862	454616384	454581349	454547522	454514050	454480302	454445701	454413410	454380106	454124363
455031476	454985417	454944711	454906264	454867086	454828658	454790098	454754359	454719444	454685553	454650870	454616400	454581356	454547530	454514076	454480096	454445719	454413428	454380114	454124371
455031484	454985425	454944539	454906280	454867094	454828666	454790130	454754367	454719477	454685330	454650896	454616418	454581133	454547548	454514084	454480104	454445727	454413444	454380148	454124330
455031526	454985433	454944547	454906082	454866880	454828674	454790148	454754375	454719493	454685355	454650920	454616202	454581141	454547555	454514092	454480112	454445735	454413477	454380171	454123811
455031575	454985458	454944554	454906090	454866898	454828716	454790163	454754383	454719501	454685389	454650938	454616210	454581158	454547563	454513888	454480138	454445743	454413485	454379959	454122565
455031369	454985276	454944570	454906116	454866906	454828724	454790171	454754177	454719519	454685397	454650722	454616228	454581166	454547589	454513912	454480187	454445750	454413493	454379967	454120833
455031401	454985284	454944588	454906124	454866914	454828732	454790189	454754185	454719535	454685405	454650748	454616236	454581174	454547597	454513920	454480195	454445768	454413501	454379975	454120668
455031427	454985292	454944604	454906132	454866922	454828526	454789991	454754219	454719329	454685413	454650755	454616244	454581182	454547605	454513938	454480203	454445776	454413519	454379983	454120619

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455031435	454985318	454944612	454906140	454866930	454828542	454790007	454754227	454719337	454685421	454650763	454616269	454581208	454547399	454513979	454479981	454445560	454413303	454379991	454119652
455031450	454985326	454944620	454906157	454866955	454828559	454790015	454754243	454719345	454685439	454650771	454616277	454581216	454547407	454513987	454479999	454445578	454413311	454380007	454119546
455031468	454985334	454944638	454906173	454866971	454828567	454790023	454754250	454719352	454685223	454650789	454616285	454581232	454547423	454513995	454480005	454445586	454413329	454380015	454119504
455031260	454985342	454944422	454905969	454866989	454828575	454790031	454754276	454719360	454685231	454650797	454616293	454581034	454547431	454513771	454480013	454445594	454413337	454380023	454118720
455031278	454985359	454944455	454905977	454866765	454828583	454790049	454754094	454719378	454685256	454650805	454616087	454581059	454547449	454513789	454480021	454445602	454413345	454380031	454118167
455031310	454985144	454944463	454905993	454866773	454828609	454790064	454754102	454719386	454685264	454650813	454616095	454581067	454547472	454513797	454480039	454445628	454413352	454380049	454117862
455031336	454985151	454944471	454906009	454866781	454828617	454790072	454754110	454719394	454685272	454650821	454616103	454581083	454547480	454513805	454480047	454445644	454413360	454379835	454116872
455031344	454985169	454944497	454906017	454866799	454828625	454790080	454754128	454719402	454685298	454650599	454616129	454581091	454547498	454513821	454480054	454445651	454413386	454379868	454116633
455031146	454985193	454944505	454906025	454866823	454828419	454789892	454754136	454719410	454685306	454650615	454616145	454580903	454547282	454513847	454480062	454445669	454413394	454379884	454115866
455031153	454985201	454944521	454906033	454866831	454828435	454789900	454754144	454719204	454685314	454650623	454616152	454580911	454547290	454513862	454480070	454445453	454413402	454379900	454115080
455031161	454985219	454944307	454906041	454866856	454828443	454789918	454754151	454719220	454685116	454650631	454616186	454580937	454547308	454513870	454479874	454445461	454413196	454379918	454114398
455031203	454985235	454944323	454906058	454866864	454828450	454789926	454754169	454719238	454685124	454650649	454615972	454580952	454547316	454513656	454479882	454445479	454413204	454379926	454114323
455031245	454985037	454944349	454906066	454866872	454828468	454789934	454753955	454719246	454685132	454650656	454615980	454580978	454547324	454513664	454479890	454445487	454413212	454379934	454111782
455031021	454985052	454944356	454905852	454866658	454828476	454789942	454753963	454719253	454685140	454650664	454615998	454580986	454547332	454513672	454479908	454445495	454413220	454379942	454111733
455031088	454985060	454944364	454905860	454866666	454828484	454789959	454753971	454719261	454685157	454650672	454616004	454580994	454547340	454513680	454479916	454445503	454413238	454379728	454111139
455031104	454985078	454944380	454905886	454866682	454828500	454789967	454753989	454719279	454685181	454650680	454616038	454580804	454547357	454513698	454479924	454445511	454413246	454379736	454111014
455031112	454985086	454944398	454905894	454866708	454828518	454789975	454753997	454719287	454685199	454650698	454616046	454580838	454547365	454513706	454479932	454445529	454413253	454379744	454110941
455031120	454985102	454944208	454905902	454866716	454828336	454789769	454754003	454719295	454685017	454650714	454616061	454580853	454547373	454513714	454479940	454445537	454413261	454379751	454110826
455030916	454985110	454944216	454905928	454866724	454828351	454789777	454754029	454719303	454685025	454650508	454616079	454580879	454547381	454513722	454479957	454445545	454413279	454379769	454110479
455030924	454985128	454944224	454905936	454866732	454828369	454789785	454754045	454719089	454685033	454650524	454615857	454580887	454547183	454513730	454479965	454445552	454413287	454379777	454110222
455030932	454984923	454944240	454905944	454866740	454828385	454789793	454753856	454719097	454685041	454650532	454615865	454580895	454547209	454513755	454479973	454445347	454413295	454379785	454109794
455030957	454984931	454944273	454905951	454866757	454828393	454789801	454753864	454719105	454685066	454650540	454615873	454580697	454547225	454513532	454479767	454445354	454413071	454379793	454109430
455030973	454984949	454944281	454905746	454866534	454828195	454789827	454753872	454719113	454685074	454650557	454615881	454580705	454547233	454513540	454479775	454445362	454413089	454379819	454108663
455030981	454984956	454944299	454905753	454866559	454828203	454789835	454753880	454719121	454685082	454650565	454615899	454580713	454547241	454513557	454479809	454445370	454413097	454379611	454107525
455031005	454984972	454944083	454905761	454866567	454828229	454789868	454753898	454719139	454685090	454650581	454615907	454580721	454547258	454513565	454479817	454445388	454413105	454379629	454107442
455030817	454984998	454944091	454905787	454866583	454828237	454789652	454753906	454719147	454685108	454650375	454615915	454580739	454547274	454513573	454479825	454445396	454413113	454379637	454105917
455030833	454985003	454944109	454905795	454866591	454828245	454789660	454753914	454719154	454684903	454650383	454615931	454580747	454547068	454513581	454479858	454445404	454413121	454379645	454105206
455030841	454985011	454944125	454905803	454866609	454828252	454789686	454753922	454718974	454684929	454650409	454615949	454580754	454547076	454513599	454479668	454445412	454413139	454379652	454104837
455030858	454985029	454944158	454905811	454866625	454828260	454789702	454753948	454719014	454684952	454650417	454615956	454580762	454547084	454513607	454479676	454445420	454413154	454379660	454104563
455030866	454984816	454944166	454905829	454866633	454828278	454789710	454753740	454719022	454684986	454650433	454615758	454580770	454547092	454513623	454479684	454445438	454413170	454379686	454104431
455030882	454984824	454944174	454905837	454866641	454828294	454789728	454753757	454719048	454684994	454650441	454615766	454580788	454547100	454513631	454479692	454445446	454412966	454379694	454102872
455030908	454984832	454943978	454905845	454866435	454828070	454789744	454753773	454719063	454684796	454650458	454615774	454580796	454547118	454513425	454479700	454445230	454412974	454379702	454102906
455030692	454984840	454943994	454905639	454866443	454828112	454789751	454753781	454719071	454684804	454650466	454615782	454580580	454547126	454513441	454479726	454445248	454412982	454379710	454102914
455030700	454984865	454944000	454905654	454866450	454828120	454789546	454753799	454718867	454684812	454650474	454615808	454580598	454547134	454513458	454479734	454445255	454412990	454379504	454102781
455030726	454984881	454944018	454905662	454866476	454828138	454789553	454753823	454718883	454684838	454650268	454615816	454580606	454547142	454513466	454479742	454445271	454413006	454379512	454101197
455030742	454984915	454944026	454905670	454866484	454828146	454789561	454753849	454718891	454684846	454650276	454615824	454580614	454547175	454513474	454479759	454445289	454413014	454379520	454101213
455030759	454984709	454944042	454905688	454866492	454828153	454789579	454753641	454718909	454684861	454650284	454615832	454580622	454546961	454513482	454479569	454445297	454413022	454379538	454099144
455030767	454984717	454944067	454905696	454866500	454828179	454789587	454753658	454718917	454684879	454650292	454615840	454580630	454546979	454513490	454479577	454445305	454413030	454379546	454098922
455030783	454984733	454944075	454905720	454866518	454827999	454789595	454753666	454718925	454684895	454650300	454615618	454580655	454546987	454513508	454479601	454445313	454413055	454379553	454098658
455030791	454984741	454943861	454905738	454866526	454828005	454789611	454753674	454718933	454684697	454650326	454615634	454580663	454546995	454513516	454479635	454445339	454413063	454379561	454098526
455030593	454984758	454943879	454905522	454866310	454828013	454789629	454753690	454718941	454684705	454650334	454615659	454580671	454547001	454513300	454479643	454445123	454412867	454379579	454097452
455030601	454984766	454943887	454905530	454866328	454828039	454789637	454753708	454718958	454684713	454650342	454615667	454580689	454547019	454513318	454479650	454445156	454412875	454379587	454097361
455030627	454984774	454943895	454905563	454866336	454828054	454789645	454753716	454718966	454684721	454650359	454615675	454580465	454547027	454513326	454479452	454445172	454412909	454379595	454096686
455030635	454984790	454943903	454905571	454866344	454828062	454789454	454753732	454718750	454684739	454650367	454615683	454580481	454547035	454513334	454479460	454445198	454412917	454379603	454096249
455030643	454984808	454943911	454905597	454866351	454827858	454789462	454753526	454718768	454684747	454650144	454615691	454580499	454547043	454513342	454479486	454445206	454412925	454379397	454093600
455030650	454984592	454943929	454905605	454866385	454827866	454789470	454753542	454718784	454684754	454650177	454615709	454580507	454547050	454513359	454479494	454445222	454412933	454379405	454093121
455030684	454984600	454943945	454905621	454866393	454827874	454789488	454753559	454718800	454684762	454650201	454615717	454580515	454546847	454513367	454479502	454445016	454412941	454379413	454092925
455030478	454984618	454943762	454905415	454866419	454827882	454789496	454753575	454718818	454684770	454650219	454615725	454580523	454546854	454513383	454479510	454445024	454412727	454379421	454090697
455030494	454984634	454943770	454905423	454866195	454827908	454789512	454753583	454718826	454684788	454650227	454615501	454580531	454546862	454513391	454479528	454445032	454412776	454379439	454090077
455030502	454984642	454943796	454905449	454866203	454827924	454789520	454753591	454718834	454684572	454650045	454615519	454580549	454546870	454513409	454479544	454445040	454412784	454379447	454090127
455030510	454984659	454943804	454905456	454866211	454827932	454789538	454753625	454718842	454684580	454650060	454615527	454580572	454546896	454513193	454479338	454445057	454412800	454379454	454089392
455030528	454984675	454943812	454905472	454866237	454827940	454789322	454753419	454718859	454684598	454650078	454615550	454580358	454546904	454513201	454479353	454445065	454412826	454379462	454089400
455030536	454984683	454943820	454905480	454866245	454827957	454789330	454753427	454718644	454684606	454650086	454615568	454580366	454546920	454513219	454479361	454445081	454412610	454379470	454088808
455030544	454984691	454943838	454905506	454866278	454827791	454789348	454753443	454718651	454684614	454650094	454615584	454580374	454546938	454513227	454479379	454445107	454412628	454379488	454088444
455030551	454984485	454943853	454905308	454866286	454827809	454789355	454753468	454718669	454684622	454650102	454615600	454580390	454546946	454513235	454479395	454445115	454412636	454379496	454087339
455030569	454984493	454943630	454905324	454866294	454827817	454789363	454753484	454718677	454684630	454650128	454615402	454580408	454546730	454513268	454479403	454444902	454412651	454379298	454086356
455030361	454984519	454943648	454905332	454866302	454827841	454789371	454753492	454718693	454684648	454649922	454615410	454580416	454546748	454513276	454479429	454444910	454412669	454379306	454085838
455030379	454984527	454943655	454905340	454866088	454827643	454789389	454753518	454718701	454684655	454649930	454615428	454580424	454546755	454513284	454479437	454444928	454412677	454379322	454085911
455030387	454984535	454943663	454905365	454866104	454827668	454789397	454753302	454718719	454684465	454649948	454615436	454580432	454546763	454513292	454479239	454444936	454412701	454379330	454085598
455030395	454984543	454943671	454905381	454866112	454827684	454789405	454753310	454718727	454684473	454649955	454615451	454580440	454546789	454513078	454479247	454444944	454412719	454379355	454083668
455030411	454984550	454943697	454905399	454866138	454827692	454789413	454753336	454718735	454684507	454649963	454615469	454580457	454546797	454513086	454479254	454444951	454412495	454379363	454082769
455030429	454984568	454943705	454905191	454866161	454827700	454789421	454753385	454718743	454684515	454649971	454615477	454580242	454546805	454513094	454479262	454444977	454412511	454379371	454082066
455030437	454984584	454943713	454905209	454866179	454827726	454789215	454753393	454718537	454684523	454649989	454615485	454580259	454546821	454513102	454479270	454444985	454412537	454379389	454081977
455030445	454984360	454943739	454905217	454866187	454827734	454789223	454753401	454718545	454684531	454649997	454615287	454580267	454546839	454513110	454479312	454444993	454412560	454379165	454081191
455030254	454984386	454943523	454905225	454865965	454827528	454789231	454753203	454718560	454684556	454650003	454615295	454580275	454546623	454513128	454479320	454444795	454412578	454379173	454080912
455030288	454984394	454943531	454905233	454865999	454827536	454789249	454753211	454718578	454684564	454650011	454615303	454580291	454546649	454513136	454479114	454444803	454412594	454379181	454080235
455030296	454984402	454943549	454905258	454866013	454827551	454789256	454753229	454718586	454684358	454650029	454615311	454580309	454546656	454513144	454479122	454444811	454412602	454379199	454080284
455030312	454984410	454943556	454905274	454866021	454827569	454789272	454753237	454718594	454684366	454649815	454615329	454580333	454546664	454513177	454479130	454444829	454412388	454379207	454079211
455030338	454984436	454943580	454905282	454866039	454827577	454789280	454753245	454718602	454684374	454649823	454615337	454580135	454546672	454513185	454479155	454444837	454412396	454379215	454078965
455030353	454984451	454943606	454905290	454866047	454827593	454789306	454753252	454718610	454684382	454649831	454615352	454580143	454546680	454512963	454479171	454444845	454412404	454379223	454078759
455030148	454984261	454943614	454905084	454866054	454827619	454789314	454753260	454718628	454684390	454649849	454615378	454580150	454546706	454512997	454479189	454444852	454412412	454379231	454078098
455030155	454984287	454943622	454905118	454866062	454827403	454789108	454753278	454718636	454684408	454649856	454615386	454580176	454546714	454513011	454479205	454444878	454412420	454379249	454077728
455030189	454984295	454943424	454905134	454865858	454827411	454789116	454753104	454718412	454684416	454649872	454615170	454580184	454546722	454513029	454479213	454444894	454412446	454379256	454076829

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455030197	454984303	454943432	454905142	454865874	454827445	454789124	454753112	454718438	454684432	454649898	454615188	454580192	454546508	454513037	454479221	454444670	454412453	454379264	454075888
455030247	454984329	454943465	454905183	454865882	454827460	454789132	454753120	454718446	454684440	454649906	454615196	454580200	454546532	454513045	454479007	454444688	454412461	454379058	454075433
455030031	454984337	454943473	454904988	454865908	454827478	454789140	454753138	454718461	454684457	454649914	454615212	454580218	454546540	454513052	454479015	454444696	454412479	454379066	454075391
455030049	454984345	454943499	454905001	454865916	454827502	454789157	454753146	454718487	454684226	454649708	454615220	454580226	454546557	454513060	454479031	454444704	454412487	454379074	454075169
455030056	454984352	454943507	454905019	454865924	454827312	454789165	454753153	454718503	454684267	454649716	454615238	454580234	454546573	454512856	454479049	454444712	454412289	454379082	454073800
455030064	454984147	454943325	454905035	454865932	454827320	454789173	454753161	454718511	454684275	454649724	454615246	454580028	454546581	454512864	454479056	454444720	454412297	454379090	454071408
455030072	454984162	454943333	454905068	454865734	454827338	454789181	454753179	454718529	454684283	454649732	454615253	454580036	454546599	454512872	454479064	454444738	454412305	454379108	454071416
455030080	454984188	454943358	454904863	454865742	454827387	454789199	454753187	454718305	454684291	454649740	454615279	454580051	454546607	454512880	454479080	454444746	454412313	454379116	454071473
455030106	454984196	454943382	454904871	454865767	454827395	454789207	454753195	454718347	454684317	454649773	454615055	454580069	454546615	454512898	454479098	454444761	454412321	454379124	454071101
455030114	454984204	454943192	454904897	454865775	454827189	454788993	454752999	454718370	454684325	454649781	454615063	454580077	454546391	454512906	454479106	454444779	454412339	454379132	454069451
455030122	454984212	454943200	454904913	454865783	454827213	454789009	454753005	454718396	454684333	454649799	454615071	454580085	454546409	454512930	454478892	454444571	454412347	454379157	454068008
455029934	454984220	454943218	454904921	454865791	454827254	454789017	454753021	454718404	454684119	454649807	454615089	454580093	454546417	454512948	454478900	454444589	454412354	454378944	454067257
455029967	454984238	454943226	454904939	454865809	454827288	454789025	454753039	454718198	454684135	454649609	454615097	454580101	454546425	454512955	454478918	454444597	454412362	454378951	454065301
455029983	454984246	454943234	454904954	454865817	454827114	454789041	454753047	454718206	454684143	454649617	454615105	454580119	454546433	454512724	454478926	454444605	454412370	454378969	454065152
455030007	454984030	454943242	454904962	454865825	454827148	454789066	454753054	454718214	454684168	454649625	454615113	454580127	454546441	454512740	454478934	454444613	454412180	454378977	454065004
455030023	454984071	454943259	454904756	454865841	454827171	454789082	454753062	454718222	454684184	454649641	454615121	454579921	454546458	454512757	454478959	454444621	454412198	454378985	454064684
455029835	454984089	454943275	454904764	454865643	454826967	454789090	454753096	454718248	454684218	454649666	454615139	454579939	454546466	454512765	454478967	454444647	454412206	454379025	454064536
455029843	454984097	454943283	454904772	454865668	454826975	454788886	454752882	454718255	454683996	454649674	454615162	454579947	454546474	454512781	454478975	454444654	454412214	454379033	454063801
455029850	454984113	454943291	454904780	454865676	454826983	454788894	454752890	454718263	454684010	454649682	454614934	454579954	454546482	454512799	454478983	454444449	454412222	454378829	454060849
455029876	454984121	454943093	454904798	454865684	454827007	454788910	454752908	454718289	454684036	454649476	454614959	454579962	454546490	454512807	454478785	454444456	454412230	454378837	454060237
455029884	454984139	454943101	454904806	454865692	454827015	454788928	454752916	454718073	454684051	454649484	454614967	454579970	454546276	454512815	454478793	454444464	454412255	454378852	454059031
455029900	454983925	454943119	454904822	454865700	454827049	454788936	454752924	454718081	454684069	454649492	454614975	454579988	454546292	454512823	454478801	454444472	454412263	454378860	454058777
455029702	454983933	454943127	454904830	454865718	454827056	454788951	454752940	454718099	454684085	454649518	454614991	454580002	454546300	454512583	454478819	454444480	454412057	454378878	454057993
455029710	454984014	454943143	454904848	454865510	454827064	454788969	454752957	454718123	454684101	454649534	454615006	454580010	454546334	454512617	454478827	454444498	454412073	454378894	454056748
455029728	454984022	454943150	454904640	454865528	454826850	454788779	454752775	454718131	454683889	454649542	454615022	454579798	454546342	454512625	454478835	454444506	454412081	454378902	454056482
455029744	454983818	454943176	454904657	454865569	454826868	454788803	454752783	454718156	454683897	454649559	454615030	454579806	454546367	454512633	454478843	454444514	454412099	454378928	454055872
455029751	454983826	454943184	454904681	454865577	454826884	454788811	454752791	454718172	454683905	454649575	454614827	454579822	454546375	454512641	454478850	454444522	454412115	454378712	454055666
455029785	454983834	454942988	454904707	454865585	454826892	454788837	454752817	454718180	454683913	454649401	454614843	454579830	454546169	454512658	454478868	454444530	454412149	454378738	454054255
455029793	454983842	454943002	454904715	454865593	454826926	454788845	454752825	454717976	454683921	454649435	454614884	454579848	454546177	454512666	454478876	454444548	454412156	454378761	454053679
455029603	454983859	454943010	454904723	454865619	454826959	454788852	454752833	454717992	454683939	454649443	454614892	454579889	454546193	454512674	454478884	454444357	454411943	454378779	454053240
455029611	454983867	454943028	454904731	454865445	454826736	454788860	454752874	454718008	454683954	454649450	454614710	454579897	454546201	454512690	454478678	454444365	454411950	454378787	454051707
455029629	454983875	454943036	454904749	454865460	454826744	454788878	454752668	454718016	454683970	454649468	454614728	454579905	454546227	454512708	454478694	454444373	454411968	454378795	454050824
455029678	454983883	454943051	454904525	454865478	454826769	454788662	454752684	454718040	454683988	454649245	454614736	454579681	454546243	454512476	454478702	454444381	454411976	454378803	454050659
455029686	454983891	454943069	454904533	454865486	454826785	454788670	454752692	454718065	454683780	454649252	454614744	454579699	454546250	454512484	454478710	454444399	454411984	454378811	454050121
455029694	454983909	454943077	454904541	454865502	454826819	454788688	454752700	454717851	454683798	454649278	454614751	454579707	454546268	454512492	454478728	454444415	454411992	454378605	454049859
455029538	454983917	454942871	454904558	454865296	454826827	454788696	454752718	454717869	454683830	454649286	454614769	454579715	454546052	454512518	454478736	454444423	454412016	454378639	454049370
455029553	454983719	454942897	454904566	454865320	454826835	454788704	454752726	454717885	454683848	454649294	454614777	454579723	454546060	454512526	454478744	454444431	454412024	454378647	454048653
455029561	454983743	454942905	454904574	454865338	454826843	454788712	454752734	454717893	454683855	454649310	454614785	454579749	454546078	454512534	454478751	454444225	454412032	454378654	454047358
455029413	454983750	454942913	454904608	454865353	454826629	454788720	454752759	454717901	454683665	454649328	454614793	454579764	454546094	454512575	454478769	454444233	454412040	454378662	454046640
455029421	454983768	454942921	454904632	454865379	454826637	454788738	454752536	454717919	454683673	454649336	454614819	454579780	454546102	454512369	454478561	454444241	454411836	454378670	454046301
455029439	454983784	454942954	454904418	454865395	454826645	454788746	454752577	454717927	454683681	454649344	454614629	454579582	454546110	454512377	454478579	454444258	454411844	454378688	454046319
455029447	454983800	454942962	454904426	454865171	454826660	454788761	454752585	454717935	454683707	454649138	454614645	454579590	454546128	454512385	454478595	454444266	454411869	454378696	454045436
455029454	454983594	454942749	454904459	454865189	454826678	454788555	454752593	454717950	454683715	454649146	454614694	454579624	454546144	454512393	454478603	454444274	454411877	454378498	454044744
455029462	454983602	454942772	454904467	454865197	454826686	454788563	454752601	454717752	454683731	454649153	454614702	454579640	454546151	454512401	454478611	454444282	454411885	454378506	454044348
455029470	454983628	454942780	454904509	454865213	454826694	454788571	454752627	454717760	454683749	454649179	454614488	454579657	454545948	454512419	454478629	454444308	454411893	454378514	454043829
455029272	454983644	454942830	454904517	454865221	454826710	454788589	454752635	454717786	454683756	454649187	454614504	454579665	454545963	454512427	454478637	454444316	454411919	454378522	454043175
455029298	454983669	454942855	454904301	454865254	454826728	454788597	454752643	454717794	454683764	454649195	454614512	454579467	454545971	454512435	454478645	454444118	454411927	454378530	454041773
455029306	454983685	454942640	454904327	454865262	454826512	454788605	454752650	454717802	454683541	454649211	454614520	454579475	454545989	454512443	454478660	454444126	454411729	454378548	454041641
455029330	454983693	454942665	454904335	454865270	454826520	454788613	454752429	454717810	454683574	454649237	454614538	454579491	454545997	454512450	454478462	454444134	454411737	454378563	454041666
455029363	454983487	454942699	454904343	454865072	454826538	454788654	454752437	454717828	454683582	454649039	454614546	454579509	454546003	454512468	454478470	454444142	454411752	454378571	454040890
455029165	454983495	454942715	454904376	454865106	454826553	454788449	454752445	454717836	454683590	454649062	454614553	454579517	454546011	454512260	454478488	454444159	454411760	454378373	454040338
455029181	454983503	454942731	454904384	454865114	454826561	454788456	454752452	454717844	454683608	454649070	454614561	454579525	454546037	454512278	454478496	454444175	454411778	454378399	454039892
455029199	454983511	454942517	454904392	454865130	454826587	454788464	454752460	454717646	454683616	454649088	454614579	454579541	454546045	454512294	454478512	454444209	454411794	454378407	454039942
455029215	454983529	454942525	454904400	454865148	454826611	454788472	454752494	454717661	454683624	454649096	454614587	454579558	454545849	454512302	454478520	454444217	454411828	454378415	454039546
455029041	454983560	454942533	454904194	454865155	454826405	454788480	454752510	454717679	454683632	454649104	454614405	454579566	454545856	454512336	454478538	454444019	454411604	454378423	454039553
455029116	454983578	454942566	454904202	454865163	454826421	454788506	454752304	454717687	454683640	454649112	454614413	454579350	454545872	454512344	454478546	454444027	454411638	454378431	454039603
455029124	454983362	454942582	454904210	454864968	454826439	454788522	454752312	454717695	454683442	454649120	454614421	454579368	454545880	454512351	454478553	454444043	454411646	454378449	454039488
455029132	454983370	454942590	454904228	454864976	454826447	454788332	454752353	454717703	454683459	454648916	454614439	454579376	454545898	454512153	454478348	454444050	454411661	454378456	454039355
455028928	454983388	454942608	454904251	454865007	454826462	454788340	454752361	454717711	454683467	454648924	454614462	454579384	454545906	454512161	454478371	454444076	454411679	454378464	454038373
455028969	454983396	454942624	454904269	454865015	454826470	454788365	454752387	454717737	454683475	454648932	454614470	454579392	454545914	454512179	454478389	454444084	454411687	454378472	454037722
455028977	454983404	454942418	454904277	454865023	454826314	454788373	454752395	454717521	454683483	454648940	454614264	454579400	454545922	454512187	454478397	454444092	454411695	454378480	454037599
455028985	454983412	454942426	454904285	454864877	454826330	454788399	454752403	454717539	454683509	454648957	454614272	454579418	454545930	454512195	454478421	454443896	454411711	454378266	454036070
455029009	454983420	454942434	454904293	454864885	454826348	454788407	454752205	454717547	454683525	454648965	454614280	454579434	454545740	454512203	454478439	454443904	454411497	454378290	454034844
455029017	454983438	454942442	454904079	454864893	454826355	454788415	454752213	454717562	454683533	454648973	454614298	454579442	454545757	454512229	454478447	454443912	454411505	454378308	454034851
455028811	454983461	454942459	454904087	454864919	454826363	454788423	454752221	454717570	454683335	454648981	454614306	454579244	454545807	454512237	454478223	454443920	454411513	454378316	454034653
455028829	454983263	454942467	454904103	454864927	454826371	454788431	454752239	454717588	454683350	454648999	454614322	454579269	454545815	454512245	454478231	454443946	454411539	454378324	454033994
455028837	454983271	454942475	454904145	454864729	454826389	454788241	454752247	454717596	454683368	454649005	454614348	454579277	454545823	454512252	454478249	454443953	454411547	454378332	454033440
455028894	454983297	454942509	454904160	454864745	454826397	454788258	454752270	454717604	454683376	454649021	454614355	454579285	454545617	454512047	454478256	454443961	454411554	454378340	454032996
455028704	454983305	454942293	454904178	454864778	454826173	454788266	454752288	454717612	454683384	454648809	454614157	454579293	454545625	454512054	454478272	454443979	454411562	454378357	454032095
455028720	454983313	454942301	454903964	454864786	454826181	454788274	454752296	454717620	454683392	454648817	454614165	454579301	454545633	454512062	454478298	454443987	454411570	454378365	454031600
455028738	454983321	454942319	454903972	454864794	454826199	454788282	454752072	454717430	454683400	454648825	454614173	454579319	454545641	454512088	454478314	454443789	454411588	454378142	454031444
455028746	454983339	454942327	454903980	454864802	454826215	454788290	454752098	454717448	454683418	454648833	454614199	454579327	454545666	454512104	454478322	454443797	454411596	454378159	454031311
455028761	454983347	454942343	454904004	454864828	454826272	454788308	454752114	454717463	454683434	454648866	454614207	454579335	454545682	454512112	454478330	454443805	454411398	454378175	454031287

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455028787	454983354	454942350	454904020	454864620	454826058	454788324	454752122	454717471	454683236	454648874	454614223	454579343	454545690	454512120	454478124	454443813	454411406	454378183	454031071
455028597	454983149	454942376	454904038	454864638	454826066	454788134	454752130	454717497	454683244	454648882	454614249	454579137	454545716	454512138	454478132	454443821	454411414	454378209	454029810
455028605	454983164	454942210	454904046	454864653	454826124	454788159	454752148	454717513	454683269	454648890	454614256	454579145	454545500	454512146	454478140	454443839	454411422	454378217	454029711
455028613	454983198	454942228	454904061	454864661	454825951	454788167	454752163	454717315	454683277	454648692	454614033	454579152	454545518	454511932	454478157	454443847	454411430	454378225	454029570
455028621	454983214	454942251	454903857	454864695	454826009	454788175	454752189	454717323	454683285	454648700	454614041	454579160	454545526	454511940	454478165	454443854	454411448	454378233	454029307
455028639	454983222	454942269	454903865	454864703	454826017	454788183	454751967	454717349	454683293	454648718	454614058	454579178	454545534	454511957	454478173	454443870	454411455	454378241	454028838
455028647	454983230	454942277	454903873	454864513	454826033	454788209	454751975	454717356	454683301	454648734	454614074	454579186	454545559	454511965	454478181	454443888	454411463	454378258	454028515
455028654	454983032	454942087	454903881	454864521	454825845	454788001	454751983	454717372	454683319	454648742	454614090	454579194	454545583	454511973	454478199	454443672	454411471	454378035	454026196
455028662	454983040	454942095	454903899	454864539	454825852	454788019	454751991	454717380	454683327	454648759	454614108	454579202	454545609	454512005	454478215	454443680	454411273	454378050	454025768
455028670	454983065	454942103	454903907	454864554	454825860	454788027	454752007	454717398	454683129	454648767	454614124	454579210	454545385	454512013	454478009	454443706	454411281	454378068	454025669
455028688	454983115	454942111	454903915	454864562	454825878	454788035	454752023	454717216	454683145	454648775	454614132	454579020	454545393	454512021	454478017	454443714	454411299	454378076	454025446
455028498	454983123	454942137	454903923	454864588	454825886	454788068	454752031	454717224	454683152	454648783	454614140	454579046	454545401	454512039	454478025	454443722	454411315	454378084	454024993
455028522	454982927	454942145	454903949	454864604	454825894	454788084	454752049	454717232	454683160	454648791	454613928	454579053	454545435	454511833	454478033	454443730	454411323	454378092	454023763
455028548	454982943	454942152	454903956	454864398	454825910	454788092	454752064	454717240	454683178	454648577	454613936	454579061	454545450	454511841	454478058	454443755	454411331	454378100	454022419
455028563	454982976	454942160	454903741	454864406	454825928	454788100	454751850	454717257	454683186	454648585	454613944	454579079	454545468	454511858	454478074	454443771	454411349	454378118	454022070
455028373	454982984	454942178	454903758	454864414	454825936	454787896	454751868	454717265	454683194	454648593	454613969	454579095	454545476	454511866	454478090	454443573	454411356	454378126	454021270
455028381	454982992	454941964	454903766	454864422	454825738	454787904	454751876	454717273	454683202	454648619	454613977	454579103	454545484	454511874	454478108	454443581	454411364	454378134	454018789
455028415	454983008	454941972	454903774	454864471	454825746	454787912	454751884	454717281	454683210	454648643	454613985	454579129	454545278	454511882	454477902	454443599	454411372	454377946	454018698
455028423	454983024	454941980	454903808	454864489	454825753	454787920	454751900	454717307	454683004	454648676	454613993	454578915	454545286	454511890	454477910	454443615	454411166	454377953	454018714
455028431	454982810	454941998	454903816	454864497	454825761	454787938	454751918	454717109	454683012	454648684	454614009	454578923	454545302	454511916	454477936	454443623	454411174	454377961	454018490
455028449	454982828	454942004	454903840	454864323	454825779	454787946	454751926	454717117	454683020	454648452	454614017	454578931	454545310	454511924	454477969	454443631	454411190	454377979	454017369
455028456	454982836	454942012	454903659	454864331	454825787	454787953	454751934	454717125	454683046	454648460	454613811	454578949	454545336	454511718	454477977	454443649	454411208	454377987	454017088
455028258	454982844	454942020	454903667	454864349	454825795	454787961	454751942	454717133	454683053	454648478	454613837	454578956	454545344	454511726	454477993	454443656	454411224	454377995	454016312
455028266	454982851	454942038	454903691	454864364	454825803	454787979	454751959	454717141	454683061	454648494	454613845	454578964	454545351	454511734	454477795	454443664	454411232	454378001	454015512
455028282	454982877	454942053	454903709	454864372	454825829	454787797	454751751	454717166	454683079	454648502	454613852	454578972	454545369	454511759	454477803	454443458	454411257	454378019	454015306
455028290	454982885	454941857	454903733	454864380	454825613	454787805	454751769	454717174	454683087	454648510	454613860	454578980	454545377	454511775	454477811	454443466	454411265	454378027	454015231
455028316	454982893	454941865	454903535	454864174	454825621	454787821	454751777	454717182	454683095	454648544	454613878	454578998	454545153	454511783	454477829	454443474	454411059	454377813	454014358
455028324	454982919	454941873	454903576	454864182	454825639	454787854	454751785	454716978	454683103	454648551	454613886	454579004	454545161	454511791	454477837	454443482	454411067	454377821	454013798
455028134	454982703	454941899	454903592	454864190	454825647	454787888	454751793	454716994	454682899	454648569	454613894	454579012	454545179	454511809	454477852	454443508	454411075	454377839	454012550
455028142	454982711	454941907	454903626	454864208	454825654	454787672	454751819	454717000	454682907	454648338	454613910	454578808	454545187	454511817	454477860	454443524	454411083	454377847	454012329
455028159	454982737	454941915	454903428	454864216	454825670	454787680	454751843	454717018	454682915	454648353	454613704	454578816	454545195	454511619	454477878	454443540	454411091	454377854	454011818
455028191	454982752	454941923	454903436	454864232	454825688	454787698	454751645	454717034	454682923	454648361	454613712	454578832	454545211	454511635	454477886	454443557	454411125	454377862	454011461
455028209	454982786	454941949	454903444	454864240	454825704	454787714	454751652	454717042	454682931	454648379	454613720	454578857	454545229	454511643	454477670	454443334	454411133	454377870	454010950
455028233	454982802	454941956	454903451	454864273	454825514	454787722	454751660	454717067	454682949	454648387	454613746	454578865	454545245	454511650	454477712	454443342	454411158	454377888	454010679
455028035	454982596	454941741	454903469	454864067	454825530	454787748	454751686	454717075	454682956	454648403	454613753	454578873	454545260	454511676	454477738	454443359	454410945	454377904	454010356
455028068	454982612	454941758	454903477	454864075	454825555	454787755	454751694	454717083	454682964	454648411	454613761	454578881	454545047	454511684	454477746	454443375	454410952	454377912	454010075
455028076	454982620	454941766	454903493	454864083	454825571	454787763	454751702	454716861	454682980	454648429	454613779	454578907	454545062	454511692	454477753	454443383	454410960	454377706	454009739
455028084	454982653	454941774	454903303	454864091	454825399	454787771	454751728	454716879	454682998	454648437	454613787	454578675	454545070	454511700	454477761	454443409	454410978	454377714	454009515
455028118	454982661	454941808	454903337	454864109	454825423	454787565	454751736	454716887	454682782	454648221	454613795	454578683	454545088	454511502	454477779	454443417	454411000	454377722	454008079
455027904	454982679	454941824	454903360	454864117	454825431	454787581	454751744	454716895	454682790	454648239	454613803	454578717	454545096	454511510	454477787	454443425	454411018	454377730	454007592
455027912	454982687	454941832	454903386	454864125	454825449	454787599	454751520	454716903	454682808	454648247	454613605	454578725	454545104	454511528	454477555	454443219	454411034	454377748	454007501
455027920	454982695	454941634	454903402	454864133	454825456	454787649	454751546	454716929	454682816	454648254	454613613	454578741	454545120	454511536	454477563	454443227	454410838	454377755	454007121
455027961	454982497	454941642	454903238	454864158	454825464	454787441	454751553	454716945	454682824	454648262	454613621	454578758	454545146	454511569	454477597	454443235	454410846	454377771	454006362
455027979	454982539	454941659	454903246	454864166	454825480	454787458	454751561	454716952	454682832	454648270	454613639	454578774	454544925	454511577	454477605	454443243	454410853	454377789	454006321
455027995	454982554	454941667	454903261	454863952	454825498	454787474	454751595	454716960	454682840	454648288	454613647	454578790	454544933	454511585	454477613	454443268	454410861	454377797	454005968
455027797	454982562	454941683	454903279	454863960	454825282	454787508	454751603	454716762	454682857	454648304	454613654	454578568	454544941	454511593	454477621	454443276	454410879	454377805	454005802
455027805	454982588	454941691	454903287	454863978	454825316	454787516	454751611	454716770	454682865	454648312	454613662	454578576	454544958	454511395	454477639	454443292	454410887	454377599	454004813
455027813	454982380	454941535	454903295	454863986	454825332	454787532	454751629	454716804	454682881	454648320	454613670	454578584	454544966	454511403	454477654	454443300	454410895	454377607	454004623
455027839	454982406	454941568	454903071	454864000	454825340	454787540	454751637	454716820	454682675	454648122	454613688	454578592	454544974	454511429	454477449	454443318	454410903	454377615	454004136
455027854	454982414	454941592	454903089	454864018	454825373	454787334	454751413	454716846	454682683	454648130	454613480	454578600	454544990	454511460	454477456	454443326	454410911	454377623	454003757
455027862	454982455	454941600	454903105	454864059	454825183	454787359	454751421	454716853	454682691	454648171	454613498	454578618	454545013	454511478	454477464	454443136	454410929	454377631	454003161
455027870	454982463	454941618	454903113	454863820	454825191	454787367	454751439	454716648	454682709	454648205	454613506	454578626	454545021	454511486	454477472	454443144	454410937	454377649	454003252
455027888	454982471	454941410	454903139	454863853	454825209	454787391	454751447	454716655	454682725	454648213	454613522	454578634	454544818	454511270	454477498	454443151	454410713	454377656	454002908
455027680	454982265	454941436	454903154	454863861	454825225	454787409	454751454	454716663	454682733	454648007	454613530	454578642	454544826	454511288	454477506	454443169	454410721	454377664	454002288
455027714	454982273	454941444	454903162	454863879	454825241	454787417	454751462	454716671	454682741	454648023	454613563	454578659	454544842	454511304	454477514	454443185	454410739	454377672	454002189
455027748	454982281	454941451	454903170	454863887	454825258	454787425	454751488	454716697	454682758	454648031	454613571	454578667	454544867	454511312	454477522	454443201	454410762	454377680	454001819
455027755	454982299	454941469	454903188	454863895	454825266	454787433	454751504	454716705	454682766	454648064	454613589	454578451	454544875	454511320	454477340	454443003	454410796	454377698	454000183
455027763	454982331	454941493	454902966	454863937	454825274	454787235	454751306	454716739	454682774	454648080	454613373	454578477	454544883	454511338	454477357	454443011	454410804	454377482	453999930
455027771	454982364	454941501	454902974	454863945	454825076	454787243	454751322	454716747	454682568	454648106	454613381	454578485	454544909	454511346	454477365	454443029	454410812	454377508	453999534
455027789	454982174	454941519	454902982	454863713	454825084	454787276	454751348	454716531	454682576	454647892	454613399	454578493	454544701	454511353	454477373	454443052	454410820	454377516	453999195
455027581	454982182	454941295	454902990	454863721	454825118	454787284	454751355	454716556	454682584	454647900	454613423	454578501	454544719	454511361	454477381	454443060	454410606	454377524	453998981
455027599	454982190	454941303	454903006	454863747	454825134	454787292	454751371	454716572	454682592	454647918	454613431	454578519	454544727	454511379	454477399	454443078	454410614	454377532	453997504
455027607	454982216	454941311	454903014	454863754	454825159	454787318	454751397	454716598	454682600	454647926	454613456	454578527	454544743	454511163	454477407	454443086	454410630	454377557	453997546
455027623	454982224	454941345	454903022	454863762	454825167	454787326	454751199	454716606	454682618	454647934	454613472	454578535	454544776	454511189	454477415	454443094	454410648	454377565	453997090
455027631	454982240	454941352	454903030	454863788	454825175	454787110	454751207	454716614	454682626	454647942	454613266	454578543	454544800	454511197	454477423	454442880	454410655	454377375	453996969
455027672	454982257	454941360	454903048	454863648	454824947	454787136	454751215	454716432	454682634	454647959	454613274	454578550	454544594	454511205	454477431	454442922	454410663	454377391	453996035
455027474	454982059	454941394	454903055	454863663	454824954	454787144	454751223	454716440	454682642	454647967	454613290	454578345	454544602	454511239	454477225	454442930	454410671	454377409	453994964
455027482	454982067	454941402	454903063	454863671	454824962	454787151	454751249	454716465	454682659	454647975	454613316	454578360	454544628	454511254	454477233	454442955	454410689	454377417	453994550
455027490	454982075	454941188	454902859	454863481	454824996	454787169	454751256	454716473	454682667	454647983	454613324	454578386	454544644	454511262	454477241	454442963	454410697	454377425	453993354
455027508	454982109	454941196	454902867	454863499	454825001	454787177	454751264	454716481	454682451	454647991	454613332	454578394	454544651	454511049	454477258	454442971	454410705	454377433	453993123
455027516	454982117	454941204	454902875	454863507	454825019	454787185	454751272	454716499	454682469	454647785	454613340	454578410	454544669	454511056	454477266	454442773	454410515	454377441	453993131
455027524	454982125	454941212	454902883	454863515	454825035	454787201	454751082	454716507	454682477	454647793	454613365	454578428	454544677	454511064	454477274	454442799	454410523	454377466	453992877
455027532	454982133	454941220	454902891	454863523	454825050	454787003	454751090	454716515	454682485	454647801	454613159	454578444	454544685	454511072	454477282	454442807	454410549	454377474	453992471

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455027557	454982141	454941238	454902909	454863531	454825068	454787011	454751108	454716317	454682493	454647819	454613167	454578238	454544693	454511080	454477290	454442815	454410564	454377250	453991523
455027359	454981911	454941246	454902917	454863549	454824863	454787029	454751116	454716325	454682501	454647827	454613175	454578246	454544495	454511098	454477308	454442823	454410572	454377268	453991192
455027367	454981937	454941279	454902925	454863556	454824889	454787037	454751124	454716333	454682519	454647835	454613183	454578253	454544503	454511106	454477316	454442831	454410598	454377276	453990806
455027375	454981952	454941287	454902933	454863564	454824897	454787045	454751165	454716341	454682527	454647843	454613191	454578261	454544511	454511114	454477324	454442856	454410390	454377284	453990830
455027383	454981960	454941071	454902958	454863572	454824905	454787052	454751173	454716358	454682535	454647850	454613217	454578279	454544537	454511130	454477126	454442864	454410408	454377292	453989956
455027409	454981978	454941089	454902743	454863382	454824921	454787102	454750993	454716366	454682543	454647868	454613233	454578287	454544552	454511155	454477134	454442872	454410416	454377300	453989014
455027417	454981994	454941097	454902768	454863408	454824723	454786898	454751009	454716374	454682550	454647876	454613241	454578295	454544560	454510942	454477167	454442682	454410424	454377326	453988370
455027425	454982026	454941105	454902776	454863457	454824731	454786948	454751017	454716382	454682345	454647884	454613258	454578311	454544586	454510959	454477175	454442690	454410440	454377334	453987513
455027441	454981804	454941113	454902784	454863275	454824756	454786963	454751025	454716390	454682352	454647660	454613043	454578329	454544412	454510967	454477183	454442724	454410457	454377342	453987430
455027458	454981812	454941147	454902792	454863291	454824764	454786971	454751033	454716408	454682360	454647678	454613068	454578113	454544420	454510975	454477191	454442732	454410465	454377359	453987208
455027250	454981820	454941154	454902800	454863309	454824772	454786989	454751058	454716200	454682378	454647686	454613076	454578139	454544438	454510983	454477209	454442740	454410473	454377136	453986770
455027292	454981846	454941162	454902818	454863317	454824780	454786997	454751066	454716218	454682386	454647702	454613084	454578154	454544446	454510991	454477001	454442757	454410481	454377144	453985814
455027300	454981887	454940941	454902834	454863325	454824806	454786781	454751074	454716226	454682394	454647710	454613092	454578162	454544461	454511007	454477019	454442765	454410267	454377177	453985608
455027318	454981895	454940958	454902628	454863333	454824822	454786799	454750878	454716242	454682402	454647728	454613118	454578170	454544487	454511031	454477027	454442559	454410275	454377185	453984825
455027334	454981903	454940974	454902644	454863341	454824616	454786807	454750894	454716259	454682410	454647744	454613126	454578188	454544271	454510835	454477035	454442567	454410283	454377193	453984403
455027342	454981705	454940982	454902651	454863366	454824624	454786831	454750902	454716283	454682428	454647751	454613134	454578196	454544289	454510843	454477043	454442583	454410309	454377201	453984122
455027136	454981747	454940990	454902669	454863150	454824640	454786849	454750910	454716291	454682436	454647769	454613142	454578204	454544305	454510850	454477050	454442591	454410317	454377219	453983470
455027151	454981762	454941006	454902677	454863168	454824657	454786856	454750928	454716309	454682444	454647777	454612938	454578212	454544313	454510868	454477068	454442609	454410333	454377227	453983512
455027169	454981770	454941014	454902685	454863176	454824673	454786864	454750936	454716077	454682238	454647546	454612979	454578006	454544321	454510876	454477076	454442625	454410341	454377243	453982910
455027177	454981788	454941022	454902693	454863184	454824681	454786666	454750951	454716101	454682253	454647561	454612987	454578014	454544339	454510884	454477084	454442633	454410366	454377029	453981540
455027185	454981796	454941048	454902701	454863192	454824699	454786674	454750969	454716119	454682279	454647579	454612995	454578030	454544354	454510892	454477092	454442641	454410374	454377037	453981359
455027193	454981580	454941063	454902719	454863200	454824707	454786682	454750746	454716143	454682287	454647587	454613001	454578048	454544362	454510900	454477100	454442658	454410150	454377052	453981219
455027227	454981606	454940834	454902727	454863218	454824715	454786690	454750753	454716184	454682295	454647595	454613027	454578063	454544172	454510918	454476896	454442443	454410168	454377060	453980393
455027235	454981622	454940842	454902735	454863234	454824525	454786757	454750779	454716192	454682311	454647629	454613035	454578097	454544180	454510934	454476904	454442450	454410176	454377078	453980179
455027029	454981655	454940859	454902503	454863259	454824574	454786765	454750795	454715970	454682329	454647645	454612847	454577941	454544198	454510728	454476912	454442468	454410184	454377094	453980195
455027037	454981663	454940867	454902511	454863036	454824582	454786559	454750803	454715988	454682337	454647462	454612854	454577974	454544206	454510736	454476920	454442476	454410192	454377102	453979825
455027045	454981671	454940883	454902529	454863051	454824590	454786567	454750829	454715996	454682121	454647470	454612870	454577982	454544214	454510744	454476938	454442484	454410200	454377110	453979346
455027052	454981473	454940891	454902537	454863069	454824384	454786583	454750837	454716002	454682147	454647488	454612896	454577990	454544230	454510751	454476946	454442492	454410218	454377128	453979288
455027060	454981507	454940917	454902560	454863093	454824392	454786609	454750852	454716010	454682154	454647504	454612714	454577784	454544248	454510769	454476953	454442526	454410226	454376914	453978538
455027078	454981515	454940925	454902578	454863101	454824400	454786617	454750647	454716028	454682170	454647512	454612730	454577792	454544263	454510827	454476961	454442534	454410234	454376922	453978371
455027086	454981523	454940933	454902586	454863135	454824434	454786633	454750654	454716044	454682188	454647520	454612748	454577800	454544073	454510629	454476979	454442542	454410242	454376930	453977498
455027128	454981556	454940719	454902602	454862921	454824467	454786641	454750670	454716051	454682196	454647306	454612771	454577818	454544081	454510637	454476987	454442336	454410259	454376948	453977357
455026914	454981572	454940727	454902610	454862947	454824483	454786658	454750688	454716069	454682204	454647314	454612789	454577834	454544099	454510645	454476995	454442344	454410044	454376955	453977084
455026948	454981358	454940735	454902396	454862954	454824285	454786450	454750696	454715863	454682220	454647322	454612805	454577859	454544115	454510660	454476789	454442351	454410069	454376963	453976565
455026963	454981408	454940750	454902404	454862988	454824293	454786476	454750738	454715871	454682014	454647330	454612813	454577867	454544123	454510678	454476797	454442377	454410085	454376971	453976367
455026971	454981424	454940792	454902412	454863010	454824319	454786484	454750548	454715889	454682030	454647348	454612615	454577875	454544131	454510686	454476805	454442385	454410093	454376989	453976227
455026997	454981457	454940800	454902420	454863028	454824327	454786492	454750563	454715897	454682048	454647355	454612623	454577883	454544149	454510694	454476813	454442393	454410101	454376997	453976243
455027011	454981465	454940818	454902446	454862814	454824335	454786500	454750571	454715905	454682055	454647363	454612631	454577677	454544156	454510702	454476821	454442401	454410127	454377003	453975575
455026807	454981234	454940826	454902453	454862822	454824343	454786526	454750589	454715921	454682063	454647389	454612649	454577701	454543950	454510710	454476839	454442419	454410135	454377011	453975112
455026815	454981267	454940602	454902461	454862830	454824350	454786534	454750605	454715939	454682071	454647397	454612656	454577719	454543976	454510512	454476847	454442427	454410143	454376807	453975120
455026823	454981275	454940628	454902479	454862863	454824178	454786542	454750613	454715947	454682089	454647421	454612664	454577727	454543984	454510553	454476854	454442435	454409947	454376815	453974800
455026831	454981291	454940636	454902495	454862871	454824186	454786336	454750621	454715954	454682097	454647181	454612672	454577743	454543992	454510579	454476862	454442229	454409954	454376823	453974685
455026849	454981325	454940644	454902289	454862897	454824202	454786344	454750423	454715962	454682105	454647199	454612680	454577750	454544016	454510595	454476870	454442237	454409962	454376856	453972978
455026880	454981333	454940651	454902297	454862913	454824210	454786369	454750431	454715756	454682113	454647223	454612698	454577768	454544032	454510603	454476672	454442245	454409970	454376864	453972358
455026898	454981341	454940669	454902305	454862707	454824236	454786377	454750449	454715764	454681909	454647231	454612706	454577578	454544057	454510413	454476680	454442252	454409996	454376872	453972150
455026690	454981135	454940677	454902313	454862715	454824244	454786393	454750464	454715772	454681917	454647249	454612490	454577586	454543869	454510421	454476698	454442260	454410002	454376880	453972036
455026708	454981150	454940685	454902321	454862731	454824251	454786401	454750472	454715780	454681925	454647256	454612508	454577594	454543877	454510439	454476706	454442278	454410010	454376906	453971939
455026716	454981168	454940693	454902347	454862749	454824061	454786419	454750480	454715798	454681933	454647272	454612516	454577610	454543885	454510447	454476714	454442286	454410028	454376708	453971764
455026724	454981200	454940701	454902354	454862756	454824095	454786427	454750498	454715806	454681958	454647280	454612524	454577628	454543893	454510462	454476722	454442294	454410036	454376724	453971459
455026732	454981226	454940495	454902362	454862772	454824103	454786229	454750506	454715814	454681966	454647298	454612532	454577644	454543901	454510470	454476730	454442302	454409814	454376732	453970949
455026757	454981036	454940503	454902370	454862780	454824111	454786237	454750308	454715822	454681974	454647082	454612565	454577669	454543927	454510488	454476748	454442310	454409822	454376740	453970709
455026781	454981044	454940529	454902388	454862798	454824129	454786252	454750316	454715848	454681982	454647090	454612573	454577446	454543935	454510496	454476755	454442120	454409830	454376757	453970428
455026591	454981051	454940545	454902180	454862806	454824145	454786260	454750324	454715640	454681990	454647116	454612581	454577453	454543943	454510504	454476763	454442138	454409848	454376765	453970048
455026625	454981069	454940552	454902198	454862608	454824160	454786294	454750332	454715665	454682006	454647124	454612375	454577461	454543745	454510314	454476771	454442146	454409855	454376773	453970055
455026641	454981101	454940560	454902206	454862616	454823964	454786328	454750357	454715673	454681784	454647132	454612391	454577479	454543752	454510322	454476565	454442153	454409863	454376781	453969024
455026658	454981119	454940586	454902214	454862624	454823972	454786112	454750365	454715681	454681792	454647140	454612409	454577487	454543760	454510348	454476573	454442161	454409871	454376799	453968711
455026674	454980905	454940594	454902222	454862632	454823998	454786120	454750373	454715699	454681800	454647157	454612417	454577503	454543778	454510355	454476599	454442179	454409897	454376583	453968430
455026484	454980970	454940388	454902230	454862640	454824012	454786138	454750381	454715707	454681818	454647165	454612425	454577529	454543794	454510363	454476607	454442187	454409905	454376591	453966558
455026518	454980988	454940404	454902248	454862657	454824038	454786153	454750191	454715715	454681842	454646969	454612433	454577537	454543802	454510389	454476615	454442195	454409913	454376617	453966343
455026526	454980996	454940420	454902255	454862665	454824046	454786161	454750209	454715723	454681859	454646977	454612441	454577545	454543810	454510397	454476623	454442203	454409699	454376625	453966236
455026534	454981002	454940438	454902263	454862681	454823840	454786179	454750217	454715731	454681867	454646985	454612458	454577339	454543836	454510405	454476631	454442211	454409707	454376633	453966061
455026542	454980780	454940479	454902271	454862491	454823857	454786187	454750225	454715749	454681875	454646993	454612474	454577347	454543844	454510207	454476649	454442005	454409723	454376641	453965386
455026559	454980806	454940487	454902073	454862517	454823865	454786195	454750233	454715533	454681883	454647009	454612250	454577354	454543620	454510215	454476656	454442013	454409731	454376666	453964561
455026567	454980814	454940289	454902081	454862525	454823873	454786211	454750241	454715541	454681891	454647017	454612268	454577362	454543646	454510249	454476664	454442021	454409749	454376674	453963142
455026575	454980848	454940297	454902099	454862541	454823881	454786005	454750258	454715558	454681677	454647025	454612284	454577396	454543679	454510256	454476441	454442047	454409772	454376468	453962664
455026369	454980863	454940305	454902107	454862558	454823899	454786013	454750266	454715566	454681693	454647033	454612300	454577404	454543687	454510264	454476458	454442054	454409780	454376476	453961435
455026377	454980897	454940313	454902115	454862566	454823907	454786021	454750274	454715574	454681701	454647041	454612318	454577420	454543711	454510272	454476466	454442062	454409798	454376484	453960700
455026393	454980699	454940321	454902123	454862574	454823915	454786039	454750282	454715582	454681719	454647058	454612334	454577438	454543729	454510298	454476474	454442088	454409806	454376492	453960569
455026427	454980707	454940354	454902131	454862368	454823931	454786047	454750290	454715590	454681735	454647066	454612342	454577206	454543737	454510306	454476482	454441890	454409574	454376518	453959967
455026435	454980715	454940370	454902164	454862392	454823949	454786062	454750084	454715608	454681768	454646852	454612144	454577214	454543505	454510082	454476490	454441916	454409582	454376526	453958704
455026443	454980731	454940164	454901950	454862400	454823741	454786088	454750092	454715616	454681776	454646860	454612169	454577222	454543513	454510090	454476508	454441932	454409608	454376534	453957730
455026450	454980772	454940172	454901968	454862418	454823774	454786096	454750100	454715624	454681560	454646878	454612177	454577248	454543539	454510140	454476524	454441940	454409616	454376542	453956906
455026260	454980566	454940180	454901976	454862426	454823782	454786104	454750118	454715632	454681610	454646886	454612201	454577255	454543547	454510157	454476540	454441957	454409624	454376559	453956666

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455026302	454980574	454940206	454901984	454862251	454823808	454785890	454750126	454715434	454681669	454646894	454612235	454577263	454543554	454510165	454476557	454441973	454409632	454376567	453955734
455026310	454980608	454940214	454901992	454862293	454823816	454785908	454750134	454715442	454681446	454646902	454612243	454577271	454543570	454510181	454476334	454441981	454409640	454376344	453955114
455026336	454980616	454940222	454902008	454862319	454823832	454785916	454750142	454715459	454681453	454646910	454612029	454577289	454543588	454509977	454476342	454441999	454409657	454376369	453954075
455026146	454980624	454940230	454902016	454862335	454823626	454785932	454750167	454715467	454681461	454646928	454612045	454577305	454543380	454509985	454476367	454441783	454409665	454376377	453953614
455026153	454980640	454940248	454902024	454862343	454823642	454785957	454750175	454715483	454681479	454646951	454612052	454577099	454543398	454509993	454476383	454441791	454409673	454376385	453953275
455026161	454980657	454940255	454902032	454862350	454823659	454785965	454750183	454715509	454681511	454646746	454612060	454577107	454543406	454510009	454476417	454441809	454409467	454376401	453952400
455026179	454980483	454940263	454901844	454862152	454823667	454785973	454749995	454715517	454681545	454646753	454612078	454577115	454543414	454510017	454476425	454441817	454409475	454376427	453950768
455026203	454980491	454940057	454901851	454862186	454823709	454785981	454750001	454715335	454681347	454646761	454612086	454577123	454543430	454510025	454476433	454441882	454409483	454376435	453950586
455026211	454980509	454940073	454901869	454862194	454823717	454785783	454750019	454715343	454681388	454646779	454612094	454577131	454543448	454510033	454476201	454441676	454409491	454376237	453950198
455026039	454980533	454940107	454901877	454862202	454823519	454785817	454750027	454715350	454681396	454646787	454612102	454577149	454543455	454510041	454476243	454441684	454409509	454376245	453949687
455026047	454980541	454940115	454901893	454862210	454823527	454785825	454750035	454715368	454681404	454646795	454612128	454577164	454543463	454510058	454476250	454441692	454409517	454376260	453949729
455026070	454980558	454940149	454901901	454862228	454823535	454785833	454750043	454715376	454681412	454646803	454611914	454577180	454543471	454510066	454476268	454441718	454409525	454376278	453949471
455026088	454980327	454940156	454901919	454862236	454823550	454785841	454750050	454715384	454681420	454646811	454611922	454577198	454543489	454510074	454476276	454441734	454409541	454376286	453947285
455026096	454980376	454939943	454901927	454862244	454823576	454785858	454750068	454715392	454681438	454646829	454611930	454576992	454543273	454509878	454476284	454441742	454409558	454376294	453945719
455026112	454980384	454939976	454901935	454862046	454823584	454785692	454749862	454715400	454681230	454646837	454611955	454577008	454543281	454509886	454476292	454441759	454409566	454376328	453945735
455026120	454980400	454939984	454901737	454862053	454823592	454785734	454749888	454715418	454681248	454646845	454611963	454577016	454543299	454509894	454476300	454441767	454409335	454376336	453945420
455025924	454980442	454939992	454901745	454862061	454823600	454785742	454749896	454715426	454681255	454646639	454611971	454577024	454543307	454509902	454476318	454441775	454409350	454376120	453944126
455025973	454980228	454940024	454901752	454862079	454823618	454785767	454749904	454715210	454681263	454646647	454611997	454577057	454543323	454509910	454476326	454441569	454409376	454376138	453943623
455025999	454980236	454939869	454901760	454862095	454823402	454785775	454749912	454715228	454681271	454646654	454612011	454577065	454543331	454509928	454476102	454441577	454409384	454376161	453942997
455026013	454980244	454939893	454901778	454862111	454823410	454785577	454749920	454715236	454681289	454646662	454611807	454577073	454543349	454509936	454476144	454441585	454409392	454376179	453942443
455026021	454980269	454939919	454901786	454862129	454823428	454785593	454749938	454715244	454681297	454646670	454611815	454576869	454543356	454509944	454476177	454441593	454409418	454376195	453942229
455025825	454980277	454939927	454901802	454862137	454823477	454785601	454749946	454715251	454681305	454646688	454611823	454576877	454543364	454509951	454476185	454441601	454409426	454376203	453941080
455025833	454980285	454939935	454901828	454861923	454823485	454785635	454749953	454715269	454681313	454646696	454611831	454576901	454543174	454509969	454476193	454441619	454409434	454376229	453940942
455025841	454980293	454939729	454901638	454861931	454823287	454785643	454749979	454715277	454681321	454646712	454611864	454576927	454543182	454509746	454476003	454441635	454409442	454376013	453940736
455025858	454980319	454939745	454901646	454861949	454823303	454785650	454749755	454715285	454681115	454646720	454611872	454576950	454543190	454509779	454476011	454441643	454409228	454376021	453940785
455025882	454980103	454939752	454901653	454861956	454823311	454785668	454749771	454715293	454681123	454646738	454611880	454576976	454543208	454509795	454476029	454441650	454409236	454376039	453940041
455025700	454980152	454939760	454901661	454861964	454823329	454785445	454749789	454715301	454681131	454646514	454611690	454576752	454543216	454509803	454476037	454441668	454409244	454376047	453939357
455025759	454980160	454939778	454901703	454862004	454823345	454785460	454749797	454715319	454681149	454646522	454611716	454576760	454543224	454509829	454476060	454441460	454409251	454376054	453939324
455025767	454980178	454939786	454901513	454862012	454823360	454785478	454749805	454715103	454681156	454646530	454611724	454576778	454543232	454509837	454476094	454441486	454409269	454376062	453938441
455025775	454980186	454939794	454901521	454862020	454823378	454785510	454749813	454715111	454681164	454646548	454611732	454576786	454543240	454509639	454475898	454441494	454409285	454376088	453501520
455025791	454980194	454939802	454901547	454861816	454823386	454785536	454749839	454715129	454681172	454646555	454611740	454576794	454543257	454509647	454475914	454441502	454409301	454376096	453486219
455025809	454979998	454939828	454901562	454861832	454823188	454785551	454749847	454715137	454681198	454646563	454611765	454576802	454543265	454509654	454475922	454441510	454409319	454376104	453485708
455025593	454980012	454939620	454901570	454861840	454823204	454785346	454749649	454715152	454681206	454646589	454611799	454576828	454543067	454509662	454475948	454441528	454409111	454376112	453480857
455025619	454980061	454939638	454901588	454861881	454823220	454785353	454749656	454715178	454681214	454646597	454611583	454576836	454543083	454509670	454475963	454441536	454409137	454375908	453479446
455025627	454980079	454939653	454901604	454861899	454823238	454785361	454749664	454715186	454681008	454646605	454611591	454576851	454543091	454509688	454475989	454441544	454409152	454375924	453469512
455025635	454980095	454939679	454901612	454861915	454823246	454785379	454749672	454715194	454681016	454646613	454611609	454576646	454543109	454509696	454475997	454441346	454409160	454375932	453464125
455025668	454979881	454939687	454901414	454861709	454823253	454785395	454749698	454715202	454681024	454646621	454611617	454576661	454543117	454509704	454475773	454441379	454409178	454375940	453452211
455025676	454979923	454939695	454901422	454861725	454823261	454785411	454749706	454714999	454681032	454646407	454611633	454576679	454543125	454509712	454475823	454441387	454409186	454375957	453449720
455025486	454979931	454939711	454901448	454861733	454823063	454785437	454749714	454715004	454681040	454646415	454611641	454576687	454543133	454509720	454475849	454441403	454409194	454375965	453445454
455025502	454979972	454939505	454901455	454861741	454823071	454785221	454749722	454715012	454681057	454646423	454611658	454576703	454543141	454509738	454475856	454441411	454409202	454375973	453439341
455025528	454979980	454939513	454901463	454861758	454823089	454785239	454749730	454715020	454681065	454646431	454611492	454576711	454543166	454509563	454475864	454441429	454408998	454375981	453412215
455025569	454979774	454939521	454901471	454861782	454823097	454785247	454749748	454715038	454681073	454646449	454611500	454576729	454542960	454509571	454475872	454441437	454409004	454376005	453389082
455025577	454979782	454939547	454901489	454861790	454823113	454785262	454749540	454715046	454681081	454646464	454611518	454576737	454542978	454509589	454475880	454441445	454409012	454375791	453384703
455025585	454979808	454939562	454901497	454861808	454823121	454785270	454749557	454715079	454681099	454646498	454611534	454576745	454542986	454509597	454475666	454441247	454409020	454375809	453376501
455025411	454979816	454939588	454901505	454861592	454823139	454785288	454749565	454715087	454681107	454646282	454611542	454576539	454543000	454509613	454475682	454441254	454409038	454375817	453366221
455025429	454979857	454939596	454901299	454861600	454823147	454785304	454749573	454715095	454680893	454646290	454611567	454576547	454543034	454509423	454475690	454441262	454409046	454375833	453363012
455025437	454979865	454939380	454901315	454861618	454822974	454785312	454749581	454714908	454680927	454646308	454611369	454576554	454543042	454509456	454475716	454441288	454409053	454375841	453360141
455025445	454979873	454939406	454901323	454861634	454822982	454785320	454749615	454714916	454680935	454646316	454611377	454576562	454543059	454509472	454475724	454441296	454409061	454375858	453358244
455025460	454979667	454939414	454901331	454861642	454822990	454785098	454749623	454714924	454680943	454646324	454611443	454576570	454542846	454509480	454475740	454441304	454409079	454375866	453357980
455025478	454979675	454939422	454901349	454861659	454823014	454785106	454749631	454714932	454680950	454646332	454611450	454576588	454542853	454509498	454475765	454441312	454408881	454375882	453081721
455025312	454979691	454939430	454901364	454861667	454823022	454785114	454749425	454714957	454680976	454646340	454611252	454576596	454542861	454509514	454475559	454441122	454408899	454375890	453060956
455025320	454979709	454939448	454901372	454861691	454823030	454785122	454749441	454714965	454680984	454646357	454611278	454576604	454542879	454509316	454475567	454441130	454408907	454375676	453046849
455025346	454979717	454939471	454901380	454861485	454823048	454785130	454749458	454714981	454680992	454646365	454611294	454576612	454542895	454509324	454475583	454441155	454408923	454375684	453012056
455025361	454979741	454939489	454901398	454861501	454823055	454785148	454749466	454714775	454680794	454646381	454611302	454576620	454542911	454509332	454475591	454441163	454408949	454375700	452993694
455025148	454979550	454939281	454901208	454861519	454822834	454785155	454749474	454714817	454680802	454646175	454611310	454576448	454542929	454509357	454475609	454441171	454408956	454375726	452941586
455025155	454979576	454939299	454901224	454861535	454822842	454785163	454749490	454714825	454680836	454646183	454611336	454576455	454542937	454509365	454475633	454441189	454408964	454375734	452901846
455025163	454979584	454939307	454901240	454861394	454822859	454785197	454749508	454714858	454680844	454646191	454611344	454576471	454542945	454509381	454475641	454441197	454408972	454375742	452885262
455025197	454979600	454939315	454901265	454861410	454822867	454784984	454749318	454714866	454680851	454646209	454611146	454576489	454542739	454509399	454475443	454441205	454408766	454375759	452882350
455025205	454979618	454939323	454901273	454861428	454822875	454785007	454749326	454714874	454680687	454646225	454611161	454576513	454542747	454509407	454475450	454441213	454408774	454375775	452878986
455025213	454979626	454939331	454901091	454861436	454822883	454785049	454749334	454714668	454680703	454646233	454611179	454576521	454542754	454509415	454475476	454441221	454408782	454375551	452870686
455025221	454979634	454939349	454901109	454861444	454822891	454785056	454749359	454714676	454680711	454646241	454611187	454576315	454542770	454509209	454475484	454441007	454408790	454375569	452866932
455025239	454979642	454939364	454901117	454861451	454822917	454785072	454749375	454714692	454680737	454646258	454611195	454576331	454542788	454509217	454475526	454441015	454408808	454375577	452853476
455025056	454979436	454939372	454901125	454861261	454822933	454785080	454749383	454714700	454680745	454646266	454611203	454576356	454542796	454509241	454475534	454441023	454408824	454375601	452836182
455025098	454979444	454939166	454901158	454861295	454822719	454784869	454749391	454714718	454680752	454646274	454611211	454576380	454542812	454509258	454475351	454441049	454408832	454375619	452834351
455025130	454979477	454939174	454901174	454861303	454822735	454784893	454749417	454714742	454680760	454646076	454611229	454576398	454542838	454509266	454475369	454441064	454408857	454375627	452825060
455024927	454979527	454939208	454900986	454861311	454822743	454784901	454749201	454714759	454680588	454646092	454611237	454576406	454542630	454509282	454475377	454441098	454408873	454375635	452808660
455024976	454979337	454939216	454901018	454861329	454822750	454784919	454749219	454714767	454680596	454646118	454611245	454576414	454542655	454509100	454475393	454441106	454408659	454375643	452805336
455024984	454979345	454939224	454901026	454861352	454822768	454784927	454749227	454714551	454680638	454646134	454611039	454576216	454542663	454509118	454475419	454441114	454408667	454375650	452804305
455024992	454979352	454939232	454901034	454861360	454822776	454784935	454749235	454714569	454680646	454646167	454611047	454576224	454542671	454509126	454475435	454440892	454408675	454375445	452804123
455024851	454979360	454939257	454901059	454861154	454822784	454784943	454749243	454714593	454680653	454645953	454611054	454576232	454542689	454509134	454475229	454440918	454408709	454375452	452795255
455024901	454979410	454939265	454901067	454861188	454822792	454784950	454749250	454714601	454680661	454645961	454611062	454576240	454542713	454509142	454475237	454440926	454408717	454375460	452774938
455024919	454979220	454939059	454900861	454861204	454822818	454784752	454749268	454714619	454680679	454645979	454611088	454576257	454542721	454509167	454475245	454440934	454408725	454375478	452765969
455024695	454979246	454939067	454900887	454861246	454822602	454784802	454749300	454714627	454680471	454645987	454611096	454576265	454542531	454509175	454475294	454440959	454408733	454375486	452742349

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455024711	454979253	454939083	454900895	454861048	454822610	454784810	454749102	454714635	454680489	454645995	454611104	454576273	454542549	454509183	454475302	454440967	454408741	454375494	452735764
455024737	454979261	454939091	454900911	454861055	454822636	454784828	454749110	454714643	454680513	454646001	454611112	454576281	454542556	454509191	454475328	454440975	454408758	454375510	452730716
455024786	454979287	454939109	454900929	454861063	454822644	454784836	454749128	454714445	454680539	454646019	454611120	454576299	454542564	454508995	454475146	454440991	454408527	454375528	452725450
455024794	454979295	454939117	454900952	454861071	454822651	454784851	454749136	454714478	454680570	454646027	454610932	454576166	454542572	454509001	454475161	454440785	454408543	454375536	452722861
455024588	454979311	454939125	454900747	454861089	454822669	454784638	454749144	454714494	454680364	454646035	454610940	454576174	454542580	454509027	454475179	454440793	454408550	454375544	452716699
455024604	454979105	454939141	454900762	454861097	454822685	454784646	454749151	454714510	454680372	454646043	454610965	454576182	454542598	454509035	454475195	454440801	454408568	454375338	452716053
455024612	454979113	454939158	454900788	454861105	454822701	454784661	454749169	454714528	454680380	454646050	454610981	454576190	454542606	454509050	454475203	454440819	454408592	454375346	452712466
455024679	454979147	454938945	454900820	454861139	454822495	454784679	454749177	454714536	454680398	454645862	454610999	454576208	454542614	454509068	454475211	454440827	454408600	454375353	452331572
455024687	454979154	454938952	454900648	454860933	454822503	454784687	454749193	454714338	454680406	454645870	454611013	454576018	454542622	454509084	454475021	454440843	454408618	454375361	452052103
455024513	454979162	454938960	454900663	454860958	454822511	454784695	454748997	454714346	454680414	454645896	454611021	454576034	454542416	454508896	454475039	454440868	454408634	454375387	452050404
455024539	454979170	454938978	454900697	454860974	454822529	454784703	454749029	454714353	454680422	454645904	454610817	454576042	454542424	454508904	454475047	454440678	454408642	454375395	452013931
455024547	454979188	454938986	454900705	454860982	454822545	454784711	454749037	454714361	454680430	454645912	454610825	454576059	454542440	454508912	454475054	454440686	454408428	454375437	451969067
455024570	454979204	454938994	454900713	454861022	454822560	454784729	454749045	454714379	454680455	454645920	454610833	454576075	454542457	454508920	454475070	454440702	454408451	454375221	451528343
455024364	454978990	454939018	454900721	454861030	454822578	454784737	454749060	454714387	454680463	454645938	454610858	454576083	454542473	454508938	454475096	454440710	454408477	454375239	449205376
455024380	454979006	454939034	454900739	454860818	454822594	454784521	454749086	454714395	454680257	454645748	454610866	454575903	454542481	454508946	454475104	454440728	454408493	454375247	449145192
455024406	454979022	454939042	454900531	454860826	454822396	454784554	454749094	454714411	454680265	454645789	454610874	454575911	454542499	454508953	454474891	454440744	454408303	454375254	443864699
455024414	454979030	454938838	454900598	454860859	454822404	454784562	454748880	454714429	454680273	454645797	454610882	454575929	454542507	454508961	454474909	454440751	454408311	454375270	443456983
455024240	454979055	454938846	454900606	454860867	454822420	454784570	454748898	454714213	454680281	454645813	454610890	454575960	454542515	454508979	454474917	454440769	454408329	454375288	443453832
455024265	454979063	454938853	454900614	454860875	454822461	454784588	454748906	454714221	454680299	454645821	454610916	454575978	454542309	454508763	454474933	454440777	454408337	454375296	443452214
455024299	454979089	454938861	454900622	454860891	454822487	454784596	454748914	454714247	454680315	454645615	454610734	454575986	454542317	454508771	454474941	454440561	454408352	454375304	443451703
455024307	454979097	454938879	454900432	454860909	454822271	454784612	454748922	454714254	454680323	454645631	454610742	454575994	454542341	454508813	454474958	454440587	454408360	454375312	443449434
455024315	454978891	454938895	454900457	454860917	454822289	454784414	454748930	454714262	454680331	454645649	454610759	454575796	454542358	454508821	454474966	454440595	454408378	454375320	443449095
455024323	454978917	454938903	454900465	454860701	454822297	454784422	454748955	454714270	454680356	454645664	454610775	454575804	454542366	454508847	454474974	454440603	454408394	454375122	443448451
455024331	454978933	454938929	454900507	454860719	454822305	454784430	454748963	454714288	454680141	454645680	454610783	454575820	454542374	454508862	454474784	454440611	454408402	454375148	443447925
455024349	454978941	454938937	454900291	454860735	454822313	454784448	454748971	454714296	454680158	454645698	454610791	454575838	454542382	454508664	454474800	454440629	454408196	454375171	443446737
455024141	454978958	454938721	454900317	454860743	454822321	454784455	454748773	454714304	454680174	454645706	454610809	454575846	454542390	454508672	454474818	454440645	454408204	454375189	443445754
455024166	454978966	454938762	454900325	454860768	454822339	454784463	454748799	454714312	454680182	454645714	454610593	454575853	454542408	454508698	454474834	454440652	454408220	454375197	443443254
455024174	454978974	454938770	454900341	454860784	454822347	454784471	454748807	454714114	454680190	454645508	454610627	454575861	454542192	454508706	454474842	454440660	454408238	454375205	443442868
455024182	454978982	454938796	454900358	454860800	454822362	454784489	454748815	454714130	454680208	454645516	454610643	454575879	454542200	454508714	454474859	454440447	454408261	454375213	443440391
455024208	454978784	454938812	454900366	454860594	454822370	454784497	454748823	454714148	454680216	454645532	454610650	454575887	454542218	454508722	454474867	454440462	454408279	454375007	443438320
455024224	454978792	454938820	454900374	454860602	454822156	454784505	454748831	454714155	454680240	454645565	454610668	454575895	454542226	454508730	454474883	454440470	454408287	454375015	443438148
455024034	454978818	454938614	454900390	454860628	454822164	454784307	454748849	454714163	454680034	454645573	454610684	454575689	454542234	454508755	454474677	454440488	454408295	454375023	443437397
455024067	454978826	454938630	454900184	454860636	454822180	454784315	454748856	454714189	454680059	454645581	454610478	454575697	454542242	454508557	454474693	454440496	454408089	454375049	443437173
455024083	454978834	454938655	454900192	454860644	454822198	454784323	454748872	454714197	454680067	454645599	454610502	454575705	454542259	454508573	454474701	454440504	454408105	454375056	443436894
455024125	454978842	454938663	454900218	454860669	454822230	454784331	454748666	454714205	454680075	454645607	454610544	454575713	454542267	454508581	454474719	454440512	454408113	454375064	443436357
455023937	454978867	454938671	454900226	454860677	454822248	454784349	454748674	454713991	454680091	454645409	454610551	454575721	454542275	454508599	454474727	454440520	454408121	454375072	443435862
455023945	454978875	454938697	454900234	454860685	454822255	454784398	454748682	454714007	454680109	454645417	454610569	454575739	454542283	454508615	454474735	454440538	454408139	454375080	443436076
455023952	454978677	454938705	454900259	454860693	454822040	454784406	454748716	454714015	454680117	454645425	454610585	454575762	454542291	454508623	454474750	454440546	454408147	454375098	443435409
455023960	454978685	454938713	454900283	454860487	454822057	454784208	454748724	454714031	454680125	454645433	454610361	454575770	454542085	454508631	454474768	454440553	454408154	454374893	443435441
455023986	454978693	454938523	454900077	454860495	454822065	454784216	454748732	454714049	454680133	454645441	454610387	454575788	454542093	454508649	454474560	454440330	454408170	454374919	443435482
455023994	454978701	454938531	454900085	454860529	454822073	454784224	454748757	454714056	454679911	454645458	454610395	454575580	454542101	454508656	454474578	454440348	454408188	454374927	443435037
455024018	454978719	454938549	454900093	454860560	454822081	454784232	454748765	454714072	454679952	454645466	454610403	454575598	454542119	454508474	454474610	454440389	454407974	454374935	443435169
455023812	454978735	454938564	454900101	454860370	454822099	454784240	454748567	454714080	454679960	454645482	454610411	454575606	454542127	454508482	454474628	454440397	454407982	454374943	443435292
455023820	454978743	454938598	454900119	454860388	454822107	454784273	454748575	454714098	454679978	454645490	454610429	454575614	454542168	454508490	454474636	454440405	454407990	454374950	443434709
455023846	454978750	454938606	454900127	454860396	454822115	454784281	454748583	454714106	454680026	454645292	454610437	454575622	454542184	454508508	454474651	454440413	454408006	454374968	443434725
455023861	454978552	454938374	454900135	454860404	454822123	454784299	454748591	454713900	454679804	454645300	454610445	454575648	454541970	454508516	454474669	454440421	454408014	454374976	443434253
455023879	454978586	454938416	454900143	454860420	454822149	454784083	454748609	454713918	454679812	454645326	454610452	454575655	454541988	454508524	454474446	454440439	454408022	454374984	443434378
455023895	454978594	454938432	454900176	454860438	454821943	454784117	454748617	454713926	454679820	454645342	454610247	454575671	454542028	454508334	454474453	454440231	454408030	454374992	443434121
455023713	454978602	454938440	454899964	454860446	454821950	454784125	454748641	454713942	454679838	454645359	454610262	454575473	454542036	454508342	454474461	454440249	454408063	454374786	443432968
455023739	454978628	454938465	454899980	454860461	454821968	454784133	454748443	454713959	454679846	454645367	454610270	454575507	454542044	454508359	454474487	454440256	454408071	454374802	443433149
455023747	454978636	454938473	454899998	454860479	454821976	454784141	454748450	454713967	454679853	454645375	454610288	454575515	454542069	454508375	454474503	454440264	454407867	454374828	443432281
455023762	454978446	454938275	454900002	454860263	454821992	454784166	454748468	454713975	454679861	454645383	454610296	454575523	454542077	454508383	454474511	454440272	454407875	454374836	443431820
455023796	454978453	454938283	454900028	454860271	454822008	454784174	454748476	454713777	454679879	454645391	454610304	454575531	454541855	454508391	454474529	454440280	454407891	454374844	443431259
455023580	454978479	454938291	454900036	454860339	454822016	454784182	454748484	454713785	454679887	454645201	454610312	454575549	454541863	454508409	454474537	454440298	454407909	454374851	443431184
455023606	454978487	454938358	454900044	454860347	454822024	454783960	454748500	454713793	454679903	454645219	454610320	454575564	454541871	454508425	454474545	454440306	454407933	454374869	443430376
455023622	454978503	454938184	454900051	454860362	454822032	454783978	454748518	454713801	454679697	454645227	454610338	454575374	454541889	454508227	454474552	454440116	454407941	454374877	443429287
455023630	454978529	454938192	454899857	454860149	454821877	454783994	454748542	454713819	454679705	454645235	454610346	454575408	454541905	454508243	454474339	454440124	454407958	454374885	443429162
455023648	454978537	454938218	454899873	454860156	454821885	454784000	454748336	454713827	454679721	454645243	454610130	454575416	454541913	454508250	454474347	454440140	454407966	454374687	443428479
455023655	454978347	454938226	454899881	454860172	454821901	454784018	454748344	454713835	454679739	454645268	454610148	454575424	454541939	454508268	454474362	454440157	454407743	454374695	443427836
455023663	454978354	454938234	454899899	454860206	454821935	454784034	454748351	454713850	454679747	454645284	454610155	454575432	454541947	454508276	454474370	454440165	454407750	454374703	443426499
455023465	454978362	454938242	454899907	454860214	454821737	454784042	454748377	454713868	454679762	454645060	454610171	454575440	454541954	454508284	454474388	454440173	454407768	454374711	443425954
455023473	454978388	454938051	454899923	454860248	454821778	454784067	454748385	454713660	454679770	454645078	454610189	454575457	454541756	454508300	454474404	454440181	454407776	454374729	443424155
455023481	454978396	454938069	454899931	454860032	454821786	454784075	454748401	454713686	454679788	454645086	454610197	454575465	454541764	454508326	454474412	454440199	454407784	454374745	443423785
455023499	454978404	454938077	454899949	454860040	454821794	454783853	454748419	454713694	454679796	454645102	454610205	454575242	454541772	454508110	454474222	454440207	454407800	454374752	443420799
455023507	454978412	454938093	454899741	454860065	454821828	454783861	454748435	454713702	454679598	454645128	454610213	454575259	454541798	454508144	454474230	454440215	454407818	454374760	443419882
455023523	454978420	454938101	454899758	454860073	454821620	454783879	454748245	454713710	454679614	454645136	454610221	454575267	454541806	454508151	454474255	454440009	454407834	454374778	443420088
455023564	454978438	454937939	454899766	454860081	454821638	454783887	454748260	454713728	454679622	454645144	454610239	454575283	454541814	454508169	454474263	454440025	454407859	454374570	443419122
455023572	454978222	454937954	454899774	454860107	454821646	454783895	454748278	454713736	454679630	454645169	454610023	454575291	454541822	454508177	454474271	454440033	454407636	454374588	443418819
455023358	454978230	454937962	454899782	454860115	454821653	454783911	454748294	454713744	454679648	454644949	454610031	454575317	454541830	454508193	454474289	454440041	454407644	454374596	443417928
455023366	454978248	454937996	454899790	454860131	454821679	454783937	454748302	454713769	454679655	454644956	454610049	454575333	454541848	454508201	454474297	454440058	454407651	454374604	443418017
455023382	454978255	454938002	454899816	454859943	454821687	454783945	454748310	454713561	454679663	454644964	454610056	454575135	454541632	454508219	454474305	454440066	454407669	454374612	443417662
455023390	454978263	454938028	454899824	454859950	454821695	454783952	454748112	454713579	454679481	454644972	454610064	454575150	454541640	454508003	454474313	454440074	454407677	454374646	443417118
455023424	454978271	454937822	454899832	454859968	454821703	454783754	454748138	454713587	454679515	454645003	454610072	454575168	454541657	454508029	454474321	454440090	454407693	454374653	443417258

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455023432	454978289	454937830	454899840	454859984	454821505	454783770	454748146	454713595	454679523	454645011	454610080	454575176	454541673	454508037	454474115	454440108	454407701	454374661	443414818
455023457	454978297	454937855	454899634	454859992	454821513	454783788	454748153	454713603	454679531	454645029	454610098	454575184	454541699	454508045	454474123	454439886	454407719	454374455	443413224
455023242	454978115	454937863	454899642	454860008	454821521	454783804	454748161	454713611	454679572	454645037	454610106	454575226	454541707	454508052	454474149	454439894	454407727	454374471	443413349
455023259	454978149	454937897	454899659	454860016	454821539	454783812	454748179	454713629	454679580	454645052	454610114	454575234	454541715	454508060	454474156	454439902	454407529	454374489	443412689
455023267	454978156	454937921	454899675	454860024	454821547	454783846	454748187	454713637	454679382	454644832	454610122	454575002	454541723	454508078	454474164	454439910	454407537	454374497	443413000
455023283	454978164	454937731	454899691	454859810	454821554	454783630	454748195	454713652	454679390	454644840	454609918	454575069	454541525	454508086	454474172	454439928	454407545	454374505	443412366
455023291	454978172	454937749	454899717	454859836	454821562	454783648	454748203	454713454	454679408	454644857	454609926	454575077	454541558	454508094	454474180	454439936	454407552	454374513	443412382
455023309	454978180	454937756	454899725	454859844	454821570	454783663	454748039	454713470	454679416	454644881	454609934	454575085	454541566	454508102	454474214	454439944	454407560	454374521	443410667
455023325	454978198	454937772	454899733	454859869	454821588	454783689	454748047	454713496	454679424	454644899	454609942	454575093	454541574	454507898	454474008	454439951	454407578	454374547	443409149
455023341	454978206	454937806	454899527	454859703	454821604	454783705	454748054	454713504	454679432	454644717	454609959	454575101	454541590	454507906	454474016	454439985	454407586	454374554	443409248
455023143	454978008	454937608	454899535	454859711	454821398	454783713	454748088	454713512	454679457	454644758	454609967	454574898	454541616	454507914	454474032	454439993	454407594	454374331	443408786
455023226	454978016	454937624	454899550	454859729	454821414	454783721	454747908	454713538	454679465	454644766	454609983	454574914	454541624	454507922	454474040	454439779	454407602	454374349	443408372
455023234	454978040	454937632	454899568	454859737	454821422	454783523	454747916	454713330	454679473	454644782	454609991	454574922	454541426	454507930	454474073	454439787	454407628	454374356	443406483
455023010	454978057	454937665	454899576	454859778	454821430	454783549	454747924	454713363	454679275	454644790	454610007	454574930	454541434	454507955	454474081	454439795	454407404	454374372	443405576
455023028	454978065	454937681	454899584	454859794	454821448	454783572	454747932	454713371	454679283	454644592	454610015	454574948	454541442	454507963	454474099	454439811	454407438	454374398	443403035
455023036	454978073	454937699	454899592	454859802	454821463	454783580	454747940	454713389	454679291	454644600	454609801	454574955	454541459	454507989	454473885	454439829	454407453	454374406	443401385
455023044	454978081	454937491	454899600	454859604	454821471	454783606	454747965	454713405	454679341	454644618	454609827	454574971	454541467	454507997	454473893	454439837	454407461	454374414	443401591
455023069	454978099	454937509	454899618	454859638	454821489	454783614	454747973	454713413	454679358	454644626	454609835	454574997	454541475	454507799	454473919	454439860	454407479	454374422	443400213
455023077	454977893	454937517	454899626	454859653	454821497	454783416	454747981	454713439	454679366	454644642	454609850	454574781	454541483	454507807	454473927	454439662	454407487	454374430	443397963
455023085	454977901	454937533	454899410	454859661	454821281	454783424	454747999	454713223	454679168	454644659	454609868	454574799	454541491	454507815	454473943	454439670	454407503	454374448	453938078
455023119	454977919	454937558	454899436	454859679	454821323	454783440	454748005	454713231	454679176	454644667	454609876	454574815	454541509	454507831	454473950	454439688	454407511	454374224	453937849
455022913	454977927	454937566	454899444	454859687	454821349	454783457	454747775	454713249	454679192	454644691	454609884	454574823	454541517	454507849	454473968	454439696	454407289	454374232	453937476
455022921	454977950	454937574	454899451	454859497	454821356	454783465	454747791	454713264	454679200	454644485	454609892	454574831	454541301	454507856	454473976	454439704	454407297	454374257	453936601
455022947	454977976	454937582	454899469	454859513	454821372	454783481	454747809	454713272	454679218	454644493	454609900	454574849	454541319	454507872	454473984	454439712	454407321	454374265	453936213
455022970	454977984	454937392	454899477	454859521	454821380	454783507	454747817	454713280	454679226	454644519	454609694	454574880	454541335	454507880	454473760	454439738	454407339	454374273	453936114
455022806	454977992	454937418	454899485	454859539	454821174	454783291	454747841	454713298	454679234	454644535	454609710	454574666	454541350	454507674	454473778	454439746	454407347	454374281	453936122
455022814	454977794	454937426	454899501	454859547	454821182	454783309	454747858	454713306	454679242	454644543	454609736	454574674	454541368	454507682	454473794	454439753	454407354	454374299	453935942
455022822	454977810	454937459	454899519	454859562	454821190	454783325	454747882	454713314	454679259	454644568	454609744	454574682	454541376	454507690	454473810	454439548	454407362	454374307	453935611
455022848	454977828	454937467	454899303	454859570	454821224	454783333	454747676	454713116	454679044	454644576	454609751	454574708	454541384	454507708	454473844	454439555	454407370	454374315	453934887
455022889	454977836	454937475	454899329	454859588	454821240	454783358	454747684	454713124	454679051	454644584	454609769	454574716	454541202	454507716	454473851	454439563	454407388	454374323	453934945
455022897	454977844	454937483	454899337	454859372	454821273	454783374	454747718	454713132	454679069	454644378	454609777	454574724	454541210	454507724	454473869	454439571	454407396	454374109	453933244
455022699	454977851	454937319	454899360	454859406	454821075	454783382	454747734	454713140	454679077	454644394	454609785	454574732	454541228	454507732	454473653	454439613	454407164	454374125	453931735
455022715	454977869	454937327	454899378	454859414	454821091	454783390	454747742	454713157	454679085	454644402	454609793	454574757	454541244	454507740	454473661	454439621	454407172	454374141	453931594
455022723	454977877	454937335	454899394	454859422	454821117	454783408	454747759	454713165	454679093	454644410	454609595	454574765	454541251	454507757	454473679	454439654	454407180	454374166	453930349
455022731	454977885	454937343	454899188	454859430	454821125	454783192	454747767	454713173	454679101	454644428	454609603	454574567	454541269	454507765	454473687	454439423	454407198	454374174	453929564
455022764	454977679	454937350	454899196	454859455	454821133	454783200	454747569	454713181	454679119	454644444	454609629	454574575	454541277	454507773	454473711	454439449	454407214	454374182	453928087
455022772	454977711	454937368	454899212	454859463	454821158	454783218	454747577	454713207	454679127	454644261	454609645	454574583	454541285	454507567	454473737	454439456	454407222	454374190	453927469
455022590	454977737	454937160	454899220	454859471	454821166	454783242	454747619	454713009	454679135	454644279	454609652	454574591	454541293	454507575	454473745	454439464	454407255	454373994	453926859
455022616	454977745	454937178	454899238	454859273	454820945	454783259	454747627	454713025	454679143	454644337	454609678	454574609	454541111	454507583	454473752	454439472	454407263	454374000	453923815
455022632	454977752	454937186	454899246	454859281	454820960	454783267	454747635	454713033	454678921	454644345	454609504	454574617	454541129	454507591	454473547	454439480	454407271	454374018	453923559
455022640	454977760	454937194	454899253	454859299	454820978	454783275	454747643	454713041	454678939	454644352	454609512	454574633	454541137	454507609	454473554	454439514	454407057	454374026	453921355
455022459	454977778	454937202	454899261	454859307	454820994	454783283	454747650	454713058	454678954	454644360	454609520	454574641	454541145	454507617	454473562	454439522	454407073	454374034	453916645
455022467	454977570	454937244	454899295	454859315	454821000	454783077	454747452	454713066	454678962	454644170	454609538	454574468	454541152	454507625	454473596	454439530	454407081	454374059	453914699
455022509	454977588	454937251	454899071	454859323	454821018	454783085	454747460	454713074	454678970	454644188	454609553	454574484	454541160	454507641	454473604	454439316	454407099	454374075	453913618
455022525	454977604	454937269	454899089	454859356	454821042	454783093	454747478	454713082	454679002	454644196	454609561	454574492	454541178	454507658	454473612	454439324	454407115	454374083	453913089
455022533	454977620	454937053	454899097	454859364	454820838	454783119	454747502	454713108	454679010	454644212	454609579	454574500	454541186	454507666	454473620	454439332	454407131	454374091	453911083
455022335	454977463	454937095	454899105	454859166	454820853	454783127	454747510	454712894	454679028	454644220	454609389	454574542	454541194	454507435	454473638	454439340	454407149	454373895	453909855
455022400	454977471	454937111	454899113	454859182	454820861	454783135	454747536	454712902	454678814	454644238	454609397	454574559	454540980	454507450	454473448	454439373	454407156	454373903	453909715
455022418	454977489	454937129	454899121	454859208	454820887	454783143	454747544	454712910	454678822	454644246	454609405	454574351	454540998	454507468	454473455	454439381	454406950	454373911	453908543
455022426	454977505	454937152	454899139	454859216	454820895	454783150	454747338	454712928	454678848	454644253	454609413	454574369	454541004	454507484	454473463	454439399	454406984	454373929	453908162
455022228	454977513	454936931	454899154	454859224	454820903	454783168	454747346	454712936	454678863	454644048	454609421	454574377	454541012	454507492	454473471	454439407	454406992	454373937	453908196
455022244	454977521	454936972	454898958	454859240	454820929	454783176	454747353	454712944	454678871	454644055	454609447	454574385	454541020	454507500	454473489	454439415	454407008	454373952	453908022
455022251	454977554	454936980	454898966	454859257	454820937	454782962	454747361	454712969	454678889	454644071	454609454	454574401	454541038	454507518	454473497	454439217	454407016	454373960	453905705
455022293	454977356	454936998	454898982	454859042	454820739	454782970	454747379	454712977	454678897	454644089	454609462	454574419	454541046	454507526	454473505	454439225	454407024	454373978	453904617
455022301	454977364	454937004	454899006	454859059	454820754	454782988	454747395	454712993	454678905	454644097	454609470	454574427	454541053	454507534	454473513	454439233	454407032	454373986	453900318
455022319	454977372	454937020	454899014	454859067	454820788	454782996	454747403	454712779	454678913	454644105	454609272	454574435	454541061	454507328	454473521	454439241	454407040	454373770	453899528
455022327	454977380	454937038	454899048	454859075	454820796	454783002	454747411	454712787	454678707	454644113	454609280	454574245	454541079	454507336	454473315	454439258	454406836	454373788	453898736
455022111	454977398	454936816	454899055	454859083	454820820	454783010	454747437	454712795	454678723	454644139	454609298	454574260	454540873	454507344	454473323	454439266	454406844	454373796	453898595
455022129	454977406	454936865	454899063	454859133	454820614	454783028	454747239	454712803	454678731	454644147	454609314	454574278	454540899	454507351	454473349	454439274	454406851	454373812	453898140
455022137	454977414	454936873	454898842	454859141	454820648	454783036	454747247	454712811	454678749	454643958	454609322	454574286	454540907	454507369	454473356	454439282	454406869	454373820	453897456
455022160	454977422	454936881	454898867	454858945	454820655	454783044	454747262	454712829	454678756	454643966	454609330	454574302	454540915	454507377	454473364	454439290	454406893	454373846	453897118
455022186	454977240	454936899	454898891	454858952	454820663	454782855	454747288	454712837	454678764	454643974	454609348	454574310	454540923	454507385	454473372	454439092	454406901	454373853	453895732
455022038	454977257	454936923	454898909	454858960	454820671	454782871	454747304	454712845	454678772	454643982	454609355	454574328	454540949	454507401	454473398	454439100	454406919	454373861	453895450
455022046	454977281	454936717	454898933	454858978	454820705	454782897	454747114	454712852	454678780	454643990	454609363	454574344	454540956	454507419	454473406	454439118	454406927	454373879	453895278
455022087	454977299	454936725	454898735	454858986	454820713	454782905	454747122	454712860	454678798	454644006	454609371	454574138	454540964	454507427	454473422	454439126	454406935	454373663	453894693
455021915	454977307	454936741	454898743	454858994	454820523	454782921	454747130	454712878	454678590	454644014	454609165	454574146	454540972	454507203	454473208	454439134	454406729	454373689	453893778
455021923	454977315	454936758	454898750	454859000	454820549	454782947	454747148	454712662	454678608	454643826	454609173	454574153	454540766	454507211	454473216	454439142	454406737	454373697	453889248
455021949	454977331	454936774	454898768	454859026	454820556	454782954	454747155	454712670	454678616	454643834	454609207	454574187	454540774	454507260	454473224	454439167	454406745	454373705	453887556
455021956	454977125	454936782	454898776	454859034	454820564	454782749	454747163	454712688	454678624	454643867	454609215	454574195	454540782	454507278	454473232	454439175	454406752	454373713	453884744
455021998	454977141	454936790	454898784	454858820	454820572	454782756	454747171	454712696	454678632	454643883	454609223	454574203	454540790	454507286	454473240	454439183	454406760	454373721	453879553
455021816	454977174	454936600	454898792	454858838	454820598	454782772	454747189	454712704	454678640	454643891	454609231	454574211	454540816	454507310	454473265	454439191	454406778	454373739	453879058
455021824	454977182	454936626	454898800	454858846	454820606	454782798	454747197	454712712	454678665	454643909	454609249	454574229	454540824	454507112	454473273	454438987	454406786	454373747	453877102
455021857	454977190	454936634	454898826	454858853	454820390	454782806	454747213	454712720	454678483	454643925	454609256	454574237	454540832	454507120	454473281	454438995	454406794	454373754	453876492

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455021865	454977216	454936642	454898834	454858861	454820408	454782814	454747007	454712738	454678491	454643727	454609058	454574021	454540857	454507138	454473299	454439019	454406802	454373762	453876377
455021675	454977059	454936667	454898628	454858887	454820416	454782822	454747023	454712746	454678525	454643735	454609066	454574039	454540659	454507153	454473307	454439027	454406810	454373523	453875676
455021683	454977075	454936675	454898644	454858911	454820424	454782657	454747031	454712753	454678533	454643743	454609074	454574054	454540667	454507161	454473091	454439035	454406612	454373549	453875718
455021709	454977083	454936683	454898669	454858929	454820432	454782665	454747049	454712555	454678541	454643750	454609082	454574062	454540675	454507179	454473109	454439050	454406620	454373556	453875304
455021717	454976903	454936485	454898693	454858713	454820440	454782673	454747056	454712563	454678574	454643768	454609124	454574070	454540683	454507187	454473117	454439068	454406638	454373564	453871113
455021725	454976929	454936493	454898701	454858721	454820457	454782681	454747072	454712589	454678376	454643776	454609132	454574088	454540691	454506999	454473125	454439076	454406646	454373580	453870040
455021758	454976937	454936501	454898719	454858739	454820499	454782699	454747080	454712613	454678384	454643792	454609140	454574096	454540717	454507021	454473133	454439084	454406653	454373598	453868986
455021766	454976945	454936519	454898511	454858747	454820283	454782707	454747098	454712639	454678400	454643800	454608944	454574104	454540733	454507039	454473141	454438870	454406661	454373606	453868911
455021550	454976952	454936527	454898537	454858754	454820291	454782715	454747106	454712449	454678418	454643586	454608951	454574112	454540758	454507047	454473158	454438888	454406679	454373614	453868184
455021568	454976960	454936535	454898552	454858762	454820309	454782731	454746892	454712456	454678426	454643602	454608969	454574120	454540543	454507062	454473166	454438896	454406687	454373622	453867269
455021576	454976986	454936543	454898560	454858770	454820317	454782517	454746900	454712464	454678434	454643628	454608977	454573916	454540568	454507070	454473174	454438904	454406695	454373630	453867335
455021600	454977000	454936550	454898586	454858788	454820325	454782525	454746934	454712472	454678442	454643644	454608985	454573924	454540576	454507096	454473190	454438912	454406703	454373648	453866774
455021634	454976796	454936568	454898594	454858804	454820333	454782533	454746942	454712498	454678459	454643651	454608993	454573932	454540584	454506882	454472994	454438920	454406505	454373416	453866659
455021642	454976804	454936584	454898602	454858648	454820341	454782558	454746975	454712514	454678269	454643669	454609009	454573940	454540600	454506890	454473000	454438938	454406513	454373432	453866139
455021493	454976812	454936378	454898420	454858671	454820358	454782566	454746983	454712530	454678277	454643677	454609017	454573957	454540618	454506908	454473018	454438953	454406521	454373440	453865883
455021519	454976838	454936386	454898453	454858697	454820366	454782574	454746991	454712548	454678285	454643693	454609025	454573965	454540626	454506916	454473026	454438961	454406539	454373457	453865727
455021329	454976846	454936394	454898461	454858499	454820176	454782582	454746785	454712332	454678301	454643479	454609041	454573999	454540634	454506932	454473034	454438979	454406547	454373465	453863946
455021352	454976853	454936410	454898495	454858507	454820184	454782590	454746801	454712340	454678319	454643487	454608837	454574005	454540642	454506940	454473042	454438763	454406562	454373473	453863698
455021386	454976861	454936428	454898297	454858515	454820192	454782608	454746819	454712373	454678343	454643503	454608845	454574013	454540436	454506957	454473059	454438771	454406570	454373481	453861601
455021394	454976887	454936444	454898305	454858531	454820200	454782616	454746827	454712381	454678350	454643511	454608852	454573809	454540444	454506965	454473067	454438789	454406588	454373499	453861213
455021402	454976895	454936451	454898313	454858564	454820234	454782400	454746835	454712399	454678368	454643529	454608860	454573817	454540451	454506973	454473075	454438797	454406596	454373507	453859373
455021410	454976689	454936477	454898321	454858580	454820242	454782418	454746843	454712415	454678178	454643537	454608878	454573825	454540469	454506981	454473083	454438805	454406604	454373515	453858961
455021246	454976697	454936295	454898339	454858598	454820259	454782434	454746850	454712423	454678186	454643552	454608894	454573833	454540477	454506775	454472879	454438813	454406398	454373291	453853970
455021261	454976705	454936311	454898347	454858382	454820267	454782459	454746868	454712431	454678202	454643560	454608902	454573858	454540485	454506783	454472887	454438839	454406406	454373309	453852816
455021279	454976721	454936360	454898354	454858390	454820275	454782467	454746884	454712233	454678228	454643578	454608910	454573866	454540493	454506791	454472895	454438847	454406422	454373317	453852527
455021295	454976739	454936154	454898362	454858408	454820069	454782483	454746694	454712241	454678236	454643370	454608928	454573874	454540501	454506809	454472903	454438862	454406430	454373325	453852170
455021113	454976747	454936162	454898388	454858416	454820077	454782491	454746702	454712258	454678251	454643388	454608936	454573890	454540519	454506817	454472911	454438664	454406448	454373341	453851719
455021121	454976754	454936170	454898396	454858424	454820093	454782285	454746710	454712266	454678061	454643404	454608738	454573692	454540527	454506825	454472929	454438672	454406455	454373358	453847139
455021139	454976770	454936188	454898198	454858432	454820101	454782293	454746728	454712274	454678079	454643420	454608746	454573700	454540535	454506833	454472937	454438680	454406463	454373366	453847055
455021162	454976572	454936204	454898248	454858465	454820127	454782301	454746736	454712282	454678087	454643438	454608753	454573718	454540337	454506841	454472960	454438698	454406471	454373374	453847071
455020990	454976580	454936220	454898271	454858473	454820143	454782319	454746777	454712290	454678129	454643446	454608761	454573726	454540345	454506858	454472978	454438706	454406299	454373382	453846123
455021006	454976606	454936238	454898073	454858481	454820150	454782335	454746587	454712308	454678137	454643461	454608787	454573742	454540352	454506874	454472770	454438714	454406307	454373390	453843013
455021014	454976614	454936246	454898115	454858283	454819954	454782343	454746603	454712118	454678145	454643230	454608795	454573759	454540360	454506668	454472788	454438722	454406315	454373408	453840647
455021022	454976622	454936048	454898123	454858309	454819962	454782368	454746611	454712126	454678152	454643248	454608811	454573767	454540378	454506684	454472796	454438730	454406323	454373176	453840340
455020958	454976630	454936055	454898164	454858317	454819970	454782384	454746629	454712134	454677956	454643263	454608829	454573775	454540386	454506692	454472804	454438748	454406349	454373184	453840324
455020974	454976648	454936063	454897950	454858325	454819996	454782178	454746645	454712159	454677972	454643271	454608639	454573791	454540402	454506718	454472812	454438755	454406356	454373192	453839805
455020784	454976655	454936071	454897968	454858333	454820002	454782186	454746660	454712167	454678004	454643289	454608647	454573593	454540410	454506726	454472820	454438557	454406364	454373218	453838989
455020792	454976671	454936089	454897992	454858358	454820010	454782194	454746678	454712175	454678012	454643297	454608654	454573601	454540428	454506734	454472838	454438565	454406372	454373226	453835688
455020800	454976465	454936097	454898008	454858366	454820036	454782202	454746454	454712183	454678020	454643305	454608662	454573619	454540220	454506742	454472846	454438573	454406380	454373234	453835290
455020818	454976473	454936105	454898016	454858168	454819848	454782228	454746462	454712191	454678038	454643313	454608670	454573635	454540238	454506759	454472853	454438581	454406174	454373242	453833790
455020834	454976481	454936113	454898024	454858218	454819855	454782269	454746470	454712209	454678046	454643321	454608688	454573650	454540246	454506767	454472861	454438599	454406182	454373259	453833436
455020859	454976499	454936121	454898032	454858226	454819863	454782277	454746488	454712019	454677865	454643339	454608712	454573668	454540253	454506551	454472648	454438607	454406190	454373267	453833345
455020677	454976507	454936139	454898040	454858234	454819871	454782061	454746520	454712027	454677873	454643347	454608720	454573676	454540261	454506569	454472655	454438615	454406216	454373275	453833386
455020685	454976515	454936147	454898057	454858242	454819889	454782087	454746538	454712035	454677881	454643131	454608514	454573684	454540279	454506577	454472663	454438623	454406224	454373283	453832651
455020701	454976549	454935933	454897851	454858267	454819897	454782095	454746553	454712050	454677899	454643149	454608522	454573478	454540303	454506585	454472671	454438631	454406240	454373069	453832503
455020743	454976564	454935941	454897869	454858077	454819905	454782111	454746348	454712068	454677931	454643156	454608530	454573486	454540311	454506593	454472689	454438649	454406265	454373077	453831448
455020750	454976358	454935958	454897877	454858085	454819939	454782137	454746363	454712076	454677733	454643164	454608555	454573494	454540329	454506601	454472697	454438425	454406273	454373085	453831216
455020552	454976366	454935966	454897885	454858093	454819947	454782145	454746371	454712084	454677741	454643172	454608563	454573502	454540113	454506619	454472705	454438441	454406067	454373093	453831018
455020560	454976382	454935974	454897893	454858101	454819723	454782152	454746397	454712092	454677758	454643180	454608571	454573528	454540121	454506627	454472713	454438458	454406075	454373101	453830507
455020578	454976390	454935982	454897919	454858119	454819731	454782160	454746405	454712100	454677774	454643198	454608589	454573536	454540139	454506635	454472739	454438466	454406091	454373127	453828923
455020628	454976408	454935990	454897943	454858127	454819749	454781964	454746413	454711896	454677782	454643206	454608597	454573544	454540147	454506643	454472754	454438474	454406109	454373135	453825747
455020636	454976424	454936006	454897745	454858143	454819814	454781972	454746421	454711904	454677808	454643008	454608605	454573551	454540162	454506650	454472515	454438482	454406117	454373143	453823858
455020438	454976457	454936014	454897752	454858150	454819822	454781980	454746439	454711912	454677816	454643016	454608613	454573569	454540170	454506452	454472531	454438490	454406125	454373150	453823379
455020453	454976242	454936022	454897760	454857954	454819616	454782004	454746249	454711920	454677824	454643024	454608621	454573577	454540188	454506460	454472549	454438508	454406133	454372947	453823197
455020461	454976275	454936030	454897778	454857970	454819624	454782020	454746256	454711938	454677626	454643032	454608407	454573361	454540196	454506478	454472598	454438532	454406141	454372954	453823262
455020503	454976309	454935826	454897786	454857988	454819632	454782046	454746264	454711946	454677634	454643040	454608415	454573379	454540204	454506486	454472606	454438300	454406158	454372962	453823064
455020529	454976317	454935834	454897802	454858002	454819657	454782053	454746298	454711987	454677642	454643057	454608423	454573395	454540212	454506510	454472614	454438318	454406166	454372970	453822413
455020347	454976325	454935842	454897828	454858010	454819665	454781832	454746306	454711995	454677659	454643065	454608449	454573403	454540014	454506528	454472390	454438326	454405952	454372996	453819096
455020354	454976333	454935859	454897836	454858028	454819673	454781840	454746322	454711789	454677675	454643073	454608456	454573411	454540022	454506536	454472408	454438334	454405960	454373002	453817421
455020362	454976135	454935867	454897620	454858036	454819681	454781857	454746330	454711797	454677691	454643081	454608464	454573429	454540030	454506544	454472416	454438342	454405978	454373010	453732083
455020370	454976150	454935875	454897638	454857830	454819699	454781865	454746140	454711805	454677709	454643099	454608506	454573437	454540055	454506338	454472424	454438359	454405986	454373044	453725061
455020412	454976168	454935883	454897646	454857848	454819707	454781873	454746157	454711821	454677725	454643115	454608308	454573445	454540063	454506346	454472432	454438375	454405994	454373051	453697401
455020420	454976176	454935891	454897653	454857855	454819715	454781899	454746165	454711839	454677519	454642893	454608316	454573452	454540089	454506353	454472440	454438383	454406018	454372830	453668832
455020222	454976184	454935909	454897687	454857897	454819509	454781907	454746181	454711847	454677535	454642919	454608324	454573460	454540097	454506361	454472465	454438409	454406026	454372848	453625410
455020230	454976192	454935917	454897695	454857905	454819517	454781915	454746199	454711862	454677543	454642935	454608332	454573270	454540105	454506387	454472473	454438417	454406034	454372855	453607731
455020248	454976226	454935925	454897703	454857723	454819533	454781931	454746215	454711672	454677550	454642943	454608365	454573288	454539891	454506395	454472481	454438193	454406042	454372863	453607020
455020255	454976234	454935727	454897729	454857731	454819541	454781725	454746223	454711680	454677576	454642968	454608373	454573296	454539909	454506403	454472507	454438201	454406059	454372871	453603466
455020271	454976028	454935735	454897513	454857749	454819558	454781733	454746231	454711706	454677584	454642984	454608399	454573304	454539925	454506411	454472283	454438219	454405846	454372897	453594483
455020297	454976036	454935743	454897539	454857756	454819566	454781766	454746025	454711714	454677592	454642992	454608175	454573312	454539933	454506429	454472291	454438227	454405853	454372905	453577744
455020107	454976044	454935750	454897547	454857764	454819574	454781774	454746033	454711722	454677600	454642778	454608183	454573320	454539941	454506221	454472309	454438235	454405861	454372913	453566671
455020123	454976069	454935768	454897554	454857806	454819582	454781782	454746041	454711730	454677618	454642786	454608191	454573346	454539990	454506239	454472317	454438243	454405879	454372921	453555567
455020180	454976077	454935776	454897562	454857814	454819590	454781808	454746066	454711748	454677402	454642794	454608217	454573353	454539784	454506254	454472333	454438250	454405887	454372939	453546657
455020206	454976085	454935784	454897570	454857624	454819608	454781816	454746082	454711755	454677410	454642802	454608225	454573148	454539792	454506262	454472358	454438268	454405895	454372723	453540585

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
455020008	454976101	454935792	454897588	454857640	454819392	454781824	454746090	454711763	454677436	454642828	454608233	454573155	454539800	454506270	454472366	454438276	454405903	454372731	453534836
455020032	454975905	454935818	454897596	454857673	454819400	454781642	454746108	454711565	454677444	454642844	454608241	454573171	454539818	454506288	454472374	454438284	454405911	454372749	453530081
455020057	454975921	454935602	454897604	454857707	454819418	454781659	454746116	454711573	454677451	454642851	454608266	454573189	454539834	454506304	454472176	454438292	454405945	454372756	453528663
455020065	454975939	454935610	454897612	454857491	454819426	454781675	454746124	454711599	454677469	454642869	454608274	454573197	454539842	454506312	454472184	454438086	454405747	454372764	453516155
455019885	454975947	454935636	454897406	454857533	454819434	454781683	454745910	454711607	454677485	454642877	454608282	454573205	454539859	454506320	454472200	454438102	454405754	454372772
455019901	454975970	454935644	454897414	454857541	454819442	454781691	454745936	454711615	454677493	454642661	454608068	454573213	454539875	454506122	454472218	454438110	454405762	454372780
455019927	454975988	454935651	454897422	454857558	454819459	454781709	454745944	454711649	454677501	454642687	454608076	454573221	454539883	454506130	454472226	454438128	454405796	454372798
455019943	454975996	454935669	454897430	454857566	454819467	454781717	454745951	454711656	454677287	454642695	454608084	454573247	454539685	454506148	454472242	454438144	454405812	454372806
455019950	454975798	454935685	454897448	454857574	454819475	454781519	454745985	454711466	454677303	454642703	454608092	454573056	454539693	454506163	454472267	454438169	454405820	454372814
455019968	454975806	454935693	454897455	454857582	454819483	454781527	454745993	454711474	454677311	454642711	454608118	454573064	454539701	454506171	454472275	454438177	454405838	454372822
455019786	454975822	454935701	454897463	454857590	454819491	454781535	454746009	454711490	454677329	454642729	454608126	454573072	454539727	454506189	454472069	454438185	454405622	454372608
455019828	454975855	454935495	454897471	454857392	454819285	454781543	454746017	454711508	454677337	454642737	454608134	454573080	454539743	454506197	454472077	454437971	454405630	454372616
455019851	454975863	454935503	454897489	454857400	454819293	454781550	454745803	454711516	454677378	454642745	454608142	454573106	454539750	454506205	454472085	454437989	454405648	454372632
455019869	454975871	454935511	454897497	454857418	454819301	454781568	454745811	454711524	454677170	454642752	454608159	454573114	454539768	454506213	454472101	454437997	454405655	454372640
455019877	454975889	454935537	454897299	454857426	454819319	454781576	454745829	454711532	454677188	454642562	454608167	454573122	454539578	454506007	454472119	454438003	454405663	454372657
455019661	454975681	454935552	454897307	454857442	454819327	454781584	454745837	454711334	454677196	454642570	454607961	454573130	454539586	454506023	454472127	454438011	454405671	454372665
455019679	454975699	454935560	454897315	454857467	454819335	454781592	454745845	454711342	454677204	454642588	454607979	454572926	454539602	454506056	454472135	454438029	454405689	454372673
455019711	454975707	454935594	454897323	454857475	454819350	454781402	454745852	454711359	454677212	454642604	454607995	454572942	454539610	454506072	454472143	454438037	454405697	454372699
455019760	454975723	454935388	454897331	454857483	454819368	454781428	454745860	454711383	454677238	454642638	454608001	454572959	454539628	454506106	454472150	454438060	454405705	454372707
455019547	454975731	454935396	454897349	454857277	454819376	454781436	454745878	454711391	454677246	454642646	454608019	454572967	454539636	454505900	454471954	454438078	454405713	454372715

SCHEDULE B

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER

1. Characteristics of Receivables. Each Receivable (A) was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was validly assigned by such Originating Affiliate to AmeriCredit or (iii) by a Dealer and purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment, (B) was originated by AmeriCredit, such Originating Affiliate or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of AmeriCredit’s, such Originating Affiliate’s or the Dealer’s business, in each case was originated in accordance with AmeriCredit’s credit policies and was fully and properly executed by the parties thereto, and AmeriCredit, each Originating Affiliate and each Dealer had all necessary licenses and permits to originate Receivables in the state where AmeriCredit, each such Originating Affiliate or each such Dealer was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer’s electronic records relating thereto.

2. No Fraud or Misrepresentation. Each Receivable was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was assigned by the Originating Affiliate to AmeriCredit, or (iii) by a Dealer and was sold by the Dealer to AmeriCredit, and was sold by AmeriCredit to the Seller without any fraud or misrepresentation on the part of such Originating Affiliate or Dealer or AmeriCredit in any case.

3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Servicemembers Civil Relief Act, each applicable state Motor Vehicle Retail Installment Sales Act, the Gramm-Leach-Bliley Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

4. Origination. Each Receivable was originated in the United States.

SCH-B-1

5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

6. No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

7. Obligor Bankruptcy. At the Cutoff Date no Obligor had been identified on the records of AmeriCredit as being the subject of a current bankruptcy proceeding.

8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

9. Marking Records. Each of AmeriCredit and the Seller has indicated in its files that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Trust Collateral Agent pursuant to the Indenture. Further, AmeriCredit has indicated in its computer files that the Receivables are owned by the Trust.

10. Computer Tape. The Computer Tape made available by the Seller to the Trust on the Closing Date was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

11. Adverse Selection. No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Seller which met the selection criteria set forth in clauses (A) through (M) of number 29 of this Schedule B.

12. Chattel Paper. The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC as in effect in the States of Texas, New York, Nevada and Delaware.

13. One Original. There is only one original executed copy (or with respect to “electronic chattel paper”, one authoritative copy) of each Contract. With respect to Contracts that are “electronic chattel paper”, each authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: “Authoritative Copy” and (c) has been communicated to and is maintained by or on behalf of the Custodian.

SCH-B-2

14. Not an Authoritative Copy. With respect to Contracts that are “electronic chattel paper”, the Seller has marked all copies of each such Contract other than an authoritative copy with a legend to the following effect: “This is not an authoritative copy.”

15. Revisions. With respect to Contracts that are “electronic chattel paper”, the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each such Contract are readily identifiable as an authorized or unauthorized revision.

16. Pledge or Assignment. With respect to Contracts that are “electronic chattel paper”, the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

17. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains the original Lien Certificate or a copy of the application therefor. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with customary policies and procedures. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. With respect to any Receivables that are tangible chattel paper, the complete Receivable File, including a fully executed original of the Contract, for each Receivable currently is in the possession of the Custodian.

18. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File or the Servicer’s electronic records.

19. Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes. The Seller has not entered into any agreement with any Person that prohibits, restricts or conditions the sale of any Receivable by the Seller.

20. Good Title. Immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

SCH-B-3

21. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of AmeriCredit (or an Originating Affiliate which first priority security interest has been assigned to AmeriCredit) in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, AmeriCredit or an Originating Affiliate named (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit or the related Originating Affiliate has applied for or received written evidence from the related Dealer that such Lien Certificate showing AmeriCredit, an Originating Affiliate or the Issuer (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction), as applicable, as first lienholder has been applied for and the Originating Affiliate’s security interest has been validly assigned by the Originating Affiliate to AmeriCredit and AmeriCredit’s security interest (assigned by AmeriCredit to the Seller pursuant to the Purchase Agreement) has been validly assigned by the Seller to the Trust pursuant to this Agreement. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller. Immediately after the sale, transfer and assignment by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trust Collateral Agent as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

22. All Filings Made. All filings (including, without limitation, UCC filings (including, without limitation, the filing by the Seller of all appropriate financing statements in the proper filing office in the State of Nevada under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Trust Collateral Agent a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

23. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Trust, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust pursuant to this Agreement and except any other security interests that have been fully released and discharged as of the Closing Date, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment, ERISA or tax lien filings against it.

SCH-B-4

24. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the owner thereof with respect to such Receivable.

25. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part and no such right has been asserted or threatened with respect to any Receivable.

26. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date no Financed Vehicle had been repossessed.

27. Insurance. At the time of an origination of a Receivable by AmeriCredit, an Originating Affiliate or a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit or an Originating Affiliate (which may be accomplished by the use of a properly registered DBA name in the applicable jurisdiction) and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cutoff Date.

28. Remaining Principal Balance. At the Cutoff Date the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

29. Certain Characteristics of the Receivables.

(A) Each Receivable had a remaining maturity, as of the Cutoff Date, of not less than 3 months and not more than 72 months.

(B) Each Receivable had an original maturity, as of the Cutoff Date, of not less than 3 months and not more than 72 months.

(C) Each Receivable had a remaining Principal Balance, as of the Cutoff Date, of at least $250 and not more than $85,000.

SCH-B-5

(D) Each Receivable had an Annual Percentage Rate, as of the Cutoff Date, of at least 1% and not more than 33%.

(E) No Receivable was more than 30 days past due as of the Cutoff Date.

(F) No funds had been advanced by AmeriCredit, any Originating Affiliate, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (E) above.

(G) Each Obligor had a billing address in the United States as of the date of origination of the related Receivable, is a natural person and is not an Affiliate of any party to the Basic Documents.

(H) Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

(I) Each Receivable is identified on the Servicer’s master servicing records as a retail automobile installment sales contract.

(J) Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, without limitation, its right to review the Contract.

(K) Each Receivable arose under a Contract with respect to which AmeriCredit has performed all obligations required to be performed by it thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred.

(L) No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.

(M) No Obligor was in bankruptcy as of the Cutoff Date.

30. No Further Amounts Owed on the Receivables. At the time each Receivable was acquired from an Originating Affiliate or a Dealer, no further amounts were owed by Seller to the Obligor under the Receivable.

31. Interest Calculation. Each Contract provides for the calculation of interest payable thereunder under either the “simple interest” method, the “Rule of 78’s” method or the “precomputed interest” method.

32. Lockbox Account. Each Obligor has been, or will be, directed to make all payments on their related Receivable to the Lockbox Processor for deposit into the Lockbox Account.

33. Transfer. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the consent of the Seller.

SCH-B-6

34. Prepayment. Each Receivable allows for prepayment and partial prepayments without penalty and requires that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on the Receivable’s Annual Percentage Rate.

35. Lien Enforcement. Each Receivable provides for enforcement of the lien or the clear legal right of repossession, as applicable, on the Financed Vehicle securing such Receivable.

36. Prospectus Supplement Description. Each Receivable conforms, and all Receivables in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

37. Risk of Loss. Each Contract contains provisions requiring the Obligor to assume all risk of loss or malfunction on the related Financed Vehicle, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor’s right of quiet enjoyment.

38. Leasing Business. To the best of the Seller’s and the Servicer’s knowledge, as appropriate, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Obligor’s related Financed Vehicle.

39. Consumer Leases. No Receivable constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

40. Perfection. The Seller has taken all steps necessary to perfect AmeriCredit’s security interest against the related Obligors in the property securing the Receivables and will take all necessary steps on behalf of the Trust to maintain the Trust’s perfection of the security interest created by each Receivable in the related Financed Vehicle.

SCH-B-7

SCHEDULE C

SERVICING POLICIES AND PROCEDURES

Note: Applicable Time Periods Will Vary by State

Compliance with state collection laws is required of all AmeriCredit Collection Personnel. Additionally, AmeriCredit has chosen to follow the guidelines of the Federal Fair Debt Collection Practices Act (FDCPA).

The Collection Process

AmeriCredit mails each customer a monthly billing statement 16 to 20 days before payment is due.

A.	All accounts are issued to the Computer Assisted Collection System (CACS) as early as 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B.	The CACS segregates accounts into two major groups: loans 5-45 days delinquent and those over 45 days delinquent.

C.	Loans delinquent up to 45 days are then further segregated into two groups: accounts that can be called on the automated dialer and accounts that are called manually.

D.	Loans up to 45 days delinquent that can be called on the automated dialer are routed through AmeriCredit’s dialing system. The system automatically dials the phone number related to a delinquent account and transfers it to the next available account representative.

E.	Loans without good phone numbers are called manually, through the CACS system, or in a preview dialer campaign.

F.	All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent.

G.	When an account reaches anywhere between 31 and 41 days delinquent, a representative determines if any default notification is required based on state regulations.

H.	When an account exceeds 45 days delinquent, the loan is assigned to a 46+ collection team which will continue the collection effort until resolution. If the account cannot be resolved through normal collection efforts (i.e., satisfactory payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I.	CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

SCH-C-1

Repossessions

If repossession of the collateral occurs, the following steps are taken:

A.	Proper authorities are notified (if applicable).

B.	An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C.	Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D.	Written request to the originating dealer for all refunds due for dealer adds is made.

E.	Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F.	After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes

Due dates may be changed subject to the following conditions:

A.	The account is contractually current or will be brought current with the due date change.

B.	Due date changes cannot exceed the total of 30 days over the life of the contract.

C.	The first installment payment has been paid in full.

D.	Only one due date change in a twelve month period.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Use of Payment Deferments

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties.

A.	A minimum of six payments have been made on the account and a minimum of six payments have been made since the most recent deferment (if any).

B.	The account will be brought current with the deferment.

C.	A deferment fee is collected on accounts where allowed by state law.

D.	A deferment form is obtained on accounts where required by state law.

SCH-C-2

E.	No more than eight total payments may be deferred over the life of the loan.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Charge-Offs

It is AmeriCredit’s policy that any account that is not successfully recovered by 120 days delinquent on the last day of the calendar month is submitted to an Officer for approval and charge-off.

It is AmeriCredit’s policy to carry all Chapter 13 bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed Chapter 7 bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections

Collections on charged-off accounts are continued internally and/or assigned to third party collection agencies for deficiency balances.

SCH-C-3

Exhibit A

AmeriCredit Automobile Receivables Trust 2015-1

Class A-1 .30000 % Asset Backed Notes

Class A-2A .77 % Asset Backed Notes

Class A-2B Floating Rate Asset Backed Notes

Class A-3 1.26 % Asset Backed Notes

Class B 1.88 % Asset Backed Notes

Class C 2.51 % Asset Backed Notes

Class D 2.95 % Asset Backed Notes

Class E 3.54 % Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2015-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Bank Of New York Mellon, N.A., as the Trust Collateral Agent, dated as of January 13, 2015. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Monthly Period Beginning:

Monthly Period Ending:

Prev. Distribution/Close Date:

Distribution Date:

Days of Interest for Period:

Days in Collection Period:

Months Seasoned:

Purchases	Units	Start Date	Closing Date	Original Pool Balance
Initial Purchase

Total

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1} Beginning of period Aggregate Principal Balance		{1}

Monthly Principal Amounts

{2} Collections on Receivables outstanding at end of period	{2}

{3} Collections on Receivables paid off during period	{3}

{4} Receivables becoming Liquidated Receivables during period	{4}

{5} Receivables becoming Purchased Receivables during period	{5}

{6} Other Receivables adjustments	{6}

{7} Less amounts allocable to Interest	{7}

{8} Total Monthly Principal Amounts		{8}

{9} End of period Aggregate Principal Balance		{9}

{10} Pool Factor		{10}

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2A	Class A-2B	Class A-3	Class B
{11} Original Note Balance	{11}

{12} Beginning of period Note Balance	{12}

{13} Noteholders’ Principal Distributable Amount	{13}
{14} Noteholders’ Accelerated Principal Amount	{14}
{15} Aggregate Principal Parity Amount	{15}
{16} Matured Principal Shortfall	{16}

{17} End of period Note Balance	{17}

{18} Note Pool Factors	{18}
		Class C	Class D	Class E		TOTAL
{19} Beginning of period Note Balance	{19}

{20} Noteholders’ Principal Distributable Amount	{20}
{21} Noteholders’ Accelerated Principal Amount	{21}
{22} Aggregate Principal Parity Amount	{22}
{23} Matured Principal Shortfall	{23}

{24} End of period Note Balance	{24}

{25} Note Pool Factors	{25}

1

III.	CALCULATION OF STEP-DOWN AMOUNT:
{26}	Ending Pool Balance	{26}

{27}	14.50% of Ending Aggregate Principal Balance	{27}

{28}	Less Specified Reserve Balance	{28}

{29}	Sum of {27} and {28}	{29}

{30}	Required Pro Forma Note Balance {26}—{29}	{30}

{31}	Beginning Note Balance	{31}

{32}	Total Monthly Principal Amount	{32}

{33}	Pro-Forma Note Balance (Assuming 100% Pay-down)	{33}

{34}	Excess of Required Pro-forma over Pro-forma Balance	{34}

{35}	Pool Balance minus Pro-forma Note Balance not less than .50% Original Pool Balance ($ )	{35}

{36}	Step-Down Amount Lesser of {34} or {35}	{36}

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
{37}	Total Monthly Principal Amounts	{37}

{38}	Step-down Amount	{38}

{39}	Principal Distributable Amount	{39}

V.	CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
{40}	Class A—1
{41}	Class A—2A
{42}	Class A—2B
{43}	Class A—3
{44}	Class B
{45}	Class C
{46}	Class D
{47}	Class E

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:
{48}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{48}

{49}	Liquidation Proceeds collected during period	{49}

{50}	Purchase Amounts or amounts from Servicer deposited in Collection Account	{50}

{51}	Investment Earnings—Collection Account	{51}

{52}	From Reserve Acct—Investment Earnings, Reserve Acct Withdrawal, Excess Specified Reserve over Note Bal	{52}

{53}	Collection of Supplemental Servicing—Extension Fees	{53}

{54}	Collection of Supplemental Servicing—Repo and Recovery Fees Advanced	{54}

{55}	Collection of Supplemental Servicing—Late Fees, Prepayment Penalty Fees & Force Placed Insurance	{55}

{56}	Total Available Funds	{56}

Distributions:
{57}	Base Servicing Fee	{57}

{58}	Repo and Recovery Fees—reimbursed to Servicer	{58}

{59}	Bank Service Charges—reimbursed to Servicer	{59}

{60}	Late Fees, Prepayment Penalty Fees & Force Placed Insurance—to Servicer	{60}

{61}	Trustee and Trust Collateral Agent Fees	{61}

{62}	Owner Trustee Fee	{62}

{63}	Class A-1 Noteholders’ Interest Distributable Amount pari passu	{63}

{64}	Class A-2A Noteholders’ Interest Distributable Amount pari passu	{64}

{65}	Class A-2B Noteholders’ Interest Distributable Amount pari passu	{65}

{66}	Class A-3 Noteholders’ Interest Distributable Amount pari passu	{66}

{67}	Class A Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{67}

{68}	Class B Noteholders’ Interest Distributable Amount	{68}

{69}	Class B Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{69}

{70}	Class C Noteholders’ Interest Distributable Amount	{70}

{71}	Class C Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{71}

{72}	Class D Noteholders’ Interest Distributable Amount	{72}

{73}	Class D Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{73}

{74}	Class E Noteholders’ Interest Distributable Amount	{74}

{75}	Class E Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{75}

{76}	Noteholders’ Principal Distributable Amount	{76}

{77}	To the Reserve Account, the Reserve Account Deposit	{77}

{78}	To the Noteholders, the Accelerated Principal Amount (as calculated below)	{78}

{79}	Add’l fees (Trustee, Owner Trustee, Trust Collateral Agent, Lockbox Bank & Processor)	{79}

{80}	To the Certificateholders, the aggregate amount remaining	{80}

{81}	Total Distributions	{81}

2

VlI.	CALCULATION OF PRINCIPAL PARITY AMOUNT:
	Class	(X) Cumulative Note Balance	(Y) Pool Balance	(I) Excess of (X) - (Y)	(II) Available Funds in Waterfall	Lesser of (I) or (II)
{82}	Class A
{83}	Class B
{84}	Class C
{85}	Class D
{86}	Class E

{87}	Total

VlII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

{88}	Excess Available Funds						{88}

{89}	Pro-Forma Note Balance (Calculated after Step-Down)						{89}

{90}	Required Pro Forma Note Balance						{90}

{91}	Excess of Pro-Forma Balance over Required Pro-Forma Balance						{91}

{92}	Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance						{92}

IX.	RECONCILIATION OF RESERVE ACCOUNT:								Current

{93}	Specified Reserve Balance
{94}	Beginning of period Reserve Account balance						{94}

{95}	The Reserve Account Deposit, from Collection Account						{95}

{96}	Investment Earnings						{96}

{97}	Investment Earnings - transferred to Collection Account Available Funds						{97}

{98}	Reserve Account Withdrawal Amount						{98}

{99}	End of period Reserve Account balance						{99}

X.	CALCULATION OF TOTAL OVERCOLLATERALIZATION:

{100}	Aggregate Principal Balance						{100}

{101}	End of Period Note Balance						{101}

{102}	Overcollateralization						{102}

{103}	Overcollateralization %						{103}

XI.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

								Cumulative	Monthly
{104}	Original Number of Receivables						{104}

{105}	Beginning of period number of Receivables						{105}
{106}	Number of Receivables becoming Liquidated Receivables during period						{106}
{107}	Number of Receivables becoming Purchased Receivables during period						{107}
{108}	Number of Receivables paid off during period						{108}

{109}	End of period number of Receivables						{109}

XII.	STATISTICAL DATA: (CURRENT AND HISTORICAL):

							Original	Prev. Month	Current
{110}	Weighted Average APR of the Receivables					{110}
{111}	Weighted Average Remaining Term of the Receivables					{111}
{112}	Weighted Average Original Term of Receivables					{112}
{113}	Average Receivable Balance					{113}
{114}	Net Losses in Period					{114}
{115}	Aggregate Realized Losses					{115}
{116}	Aggregate Realized Loss Percentage					{116}
{117}	ABS Prepay Speed					{117}

XIII.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent						Units	Dollars	Percentage
	{118}	31-60 days				{118}
	{119}	61-90 days				{119}
	{120}	over 90 days				{120}

	{121}	Total				{121}

XIV.	EXTENSIONS

	{122}	Principal Balance of Receivables extended during current period				{122}

	{123}	Beginning of Period Aggregate Principal Balance				{123}

	{124}	Extension Rate {122} divided by {123}				{124}

By:

Name:

Title:

Date:

3